UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09101

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 9

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2018

Date of reporting period:	10/31/2018

Item 1 – Reports to Stockholders

PGIM ABSOLUTE RETURN BOND FUND

(Formerly known as Prudential Absolute Return Bond Fund)

ANNUAL REPORT

OCTOBER 31, 2018

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an e-mail request to PGIM Investments at shareholderreports@pgim.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: To seek positive returns over the long term, regardless of market conditions

Highlights (unaudited)

•	The Fund outperformed the ICE BofAML USD LIBOR 3-Month Constant Maturity Index over the reporting period, highlighted by strong security selection and yield curve positioning.

•

Security selection was the largest contributor to Fund performance, led by positioning in interest rate swaps, collateralized loan obligations, high yield corporate bonds, non-agency mortgage-backed securities, sovereign bonds, US Treasury securities, and commercial mortgage-backed securities.

•	Although overall security selection contributed to performance, positioning in emerging markets limited results.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2018 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgiminvestments.com

PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have

PGIM Absolute Return Bond Fund	3

transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the

4	Visit our website at pgiminvestments.com

Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM Absolute Return Bond Fund	5

6	Visit our website at pgiminvestments.com

Letter from the President

Dear Shareholder:

We hope you find the annual report for PGIM Absolute Return Bond Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

During the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In September, the Federal Reserve hiked interest rates for the eighth time since 2015, based on confidence in the economy.

Equity returns on the whole were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly early in the period on inflation concerns, rising interest rates, and a potential global trade war, and again late in the period on worries that profit growth might slow in 2019.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors, such as high yield bonds and bank loans, which posted small gains. US investment-grade corporate bonds and US Treasury bonds both finished the period with negative returns. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Absolute Return Bond Fund

December 14, 2018

*The Prudential Day One Funds did not change their names.

PGIM Absolute Return Bond Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/18 (with sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	–2.39	1.73	1.93 (3/30/11)
Class C	0.44	1.91	1.80 (3/30/11)
Class Z	2.48	2.93	2.82 (3/30/11)
Class R6*	2.42	2.97	2.86 (3/30/11)
ICE BofAML USD LIBOR 3-Month CM Index
	1.85	0.79	0.65
Bloomberg Barclays US Aggregate Bond Index
	–2.05	1.83	2.57
Lipper Alternative Credit Focus Funds Average
	–0.07	1.91	2.25

	Average Annual Total Returns as of 10/31/18 (without sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	2.21	2.68	2.55 (3/30/11)
Class C	1.43	1.91	1.80 (3/30/11)
Class Z	2.48	2.93	2.82 (3/30/11)
Class R6*	2.42	2.97	2.86 (3/30/11)
ICE BofAML USD LIBOR 3-Month CM Index
	1.85	0.79	0.65
Bloomberg Barclays US Aggregate Bond Index
	–2.05	1.83	2.57
Lipper Alternative Credit Focus Funds Average
	–0.07	1.91	2.25

8	Visit our website at pgiminvestments.com

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the ICE BofAML USD LIBOR 3-Month CM Index by portraying the initial account values at the commencement of operations for Class Z shares (March 30, 2011) and the account values at the end of the current fiscal year (October 31, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

*Formerly known as Class Q shares.

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the Fund’s inception date.

PGIM Absolute Return Bond Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6*
Maximum initial sales charge	4.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

*Formerly known as Class Q shares.

Benchmark Definitions

ICE BofAML USD LIBOR 3-Month CM Index—The ICE BofA Merrill Lynch US Dollar LIBOR 3-Month Constant Maturity Index is an unmanaged index that tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that current day fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

Bloomberg Barclays US Aggregate Bond Index—The Bloomberg Barclays US Aggregate Bond Index is unmanaged and represents securities that are SEC registered, taxable, and dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Lipper Alternative Credit Focus Funds Average—The Lipper Alternative Credit Focus Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Alternative Credit Focus Funds universe for the periods noted. Funds in the Lipper Average are funds that, by prospectus language, invest in a wide range of credit-structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modeling, trying to benefit from any changes in credit quality, credit spreads, and market liquidity.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

10	Visit our website at pgiminvestments.com

Distributions and Yields as of 10/31/18
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.33	2.81	2.81
Class C	0.25	2.19	2.19
Class Z	0.35	3.25	3.12
Class R6***	0.36	3.34	3.47

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

***Formerly known as Class Q shares.

Credit Quality expressed as a percentage of total investments as of 10/31/18 (%)
AAA	29.3
AA	7.5
A	5.2
BBB	15.6
BB	16.3
B	8.1
CCC	0.9
CC	0.1
C	0.1
Not Rated	9.2
Cash/Cash Equivalents	7.8
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

PGIM Absolute Return Bond Fund	11

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Absolute Return Bond Fund’s Class Z shares returned 2.48% in the 12-month reporting period that ended October 31, 2018, outperforming the 1.85% return of the ICE BofAML USD LIBOR 3-Month Constant Maturity Index (the Index) and the –0.07% return of the Lipper Alternative Credit Focus Funds Average.

What were market conditions?

•

At the beginning of the reporting period, positive economic momentum continued across the G3. (The G3, or Group of Three, refers to the US, Japan, and the European Union.) The US economy grew at an annualized 3.3% rate in the third quarter of 2017, following a similarly robust 3.1% pace in the second quarter. In the European Union, real gross domestic product (GDP) growth, at 2.4% in the third quarter, was broad based across countries. (Real GDP is a measurement of economic output adjusted for inflation.) Japan outpaced its potential growth rate by a wide margin, as its real GDP rose 2.5% in the third quarter after 2.9% growth in the second quarter. Consumer spending moderated across the G3, though remained at a solid pace. Business investment notably picked up, supporting market expectations that solid economic momentum was likely to carry into 2018.

•

Stock and credit markets continued flying high with little volatility at the start of 2018 on optimism regarding the economic outlook. Their smooth flight soon hit an air pocket, however, on concerns about the US budget deficit’s potential to destabilize markets by pushing up Treasury yields and pushing down the dollar. Later in the first quarter, the markets floundered amid rising concerns of trade wars, troubles among technology companies, and—closer to the credit markets—concerns about merger-and-acquisition (M&A) activity, which had been running high. Stocks moved in a wide range during the first quarter, and at one point were nearly 10% off their highs. At quarter end, Treasury yields were higher, credit spreads (yield differentials between corporate bonds and Treasury securities of the same maturity) were wider, and stocks were little changed.

•

The markets struggled in the second quarter as fears about trade and political issues, which had emerged early in the year, were realized to varying degrees. Meanwhile, the long shadow of quantitative monetary policy tightening stretched across the markets. The trade conflicts were awkward at the meeting of the G20, but then became real as US barbs were met with tit-for-tat measures that were at risk of intensifying. (The G20 is a leading forum of the world’s major economies that seeks to develop global policies to address pressing challenges.) The results of Italy’s elections, which took place in the first quarter, sparked market fears during the second quarter as renegade parties entered a coalition with a platform that appeared to jeopardize Italy’s finances and its relationship with Europe. Meanwhile, emerging market developments, including elections in Turkey and Mexico, raised concerns about the potential rise in policy heterodoxy. Over the first

12	Visit our website at pgiminvestments.com

half of 2018, these concerns fueled spread widening, which appeared to get slightly ahead of fundamentals.

•

Despite a third-quarter 2018 bounce in the fixed income spread sectors, it wasn’t enough to undo the damage from the first half of the year. On the rates side, yields either moved sideways or higher—significantly so in some cases. In currencies, the US dollar was the biggest beneficiary of the anxious market backdrop. And across markets, idiosyncratic fundamental vulnerabilities and policy missteps brought stiff punishment from the markets. While the markets have been volatile, the underlying causes have been more or less constant with minor variations. To set the stage, after a decade of balance sheet expansion, the G3 central banks were finally—at least in aggregate—turning off the liquidity spigot. The Federal Reserve (the Fed) was in the lead, hiking short-term interest rates and continuing to trim its balance sheet at an accelerating pace. The European Central Bank was in the final months of its asset purchase program, which was expected to increase market anxiety about the timing and pace of eventual rate hikes. Meanwhile, the Bank of Japan (BoJ) sent mixed messages. With the Japanese economy taking longer to hit the BoJ’s 2% inflation target, policymakers tried to improve their long-term policy effectiveness by taking certain steps, such as reducing bond purchase amounts and widening the target range for the 10-year Japanese government bond yield, with the intent of reducing the BoJ’s power over the fixed income market and the steepening of the yield curve.

•

Against a backdrop of increased equity market volatility, economic data releases in October 2018 suggested the US economy was continuing to grow at a solidly above-trend pace. Third-quarter real GDP growth slowed only modestly to an annualized 3.5% pace, following a robust 4.2% gain in the second quarter, while economic data releases in the fourth quarter suggested the strength was enduring. That said, the sources of strength in the third quarter narrowed to the household and government sectors. Growth in consumer spending, already strong in the second quarter, accelerated slightly to a 4.0% pace in the third quarter. Moreover, government spending added 0.6% to US GDP growth, reflecting a pickup in spending at the federal, state, and local levels. Business investment faltered, however, decelerating from a 10% overall pace in the first half of 2018 to just 0.8% in the third quarter. Meanwhile, residential investment declined another 4.0% in real terms; it has now fallen in seven out of the last 10 quarters.

What worked?

•

The Fund outperformed the Index over the reporting period, highlighted by strong security selection and yield curve positioning. Duration positioning, sector allocation, and currency selection detracted from performance over the period. The Index does not include any bonds but closely tracks the Bank of America Merrill Lynch US Dollar LIBOR 3-Month Constant Maturity Index (LIBOR), the most widely used benchmark for short-term interest rates.

PGIM Absolute Return Bond Fund	13

Strategy and Performance Overview (continued)

•

Security selection was the largest contributor to Fund performance, led by positioning in interest rate swaps, collateralized loan obligations (CLOs), high yield corporate bonds, non-agency mortgage-backed securities, sovereign bonds, US Treasury securities, and commercial mortgage-backed securities (CMBS).

•

Corporate positioning in the health care & pharmaceutical and technology sectors added value. Within health care & pharmaceutical, overweights in Tenet Healthcare and HCA Healthcare were positive. Contributors in the technology sector included an overweight in Interxion Holding. An overweight in Greece was the largest contributor to the Fund’s performance.

•	In sector allocation, overweights in high yield bonds, emerging markets debt, and CMBS were positive.

•	Also contributing positively was the Fund’s yield curve flattener positioning, as the curve flattened over the reporting period.

What didn’t work?

•	Although overall security selection contributed to performance, positioning in emerging markets limited results.

•

Within corporate bonds, security selection in the building materials & home construction and transportation & environmental services sectors hurt performance. Detractors in building materials & home construction included overweights in William Lyon Homes and US Concrete. Within transportation & environmental services, an overweight in Onorato Armatori was negative. An overweight in Argentina was the largest detractor from performance.

•	Looking at sector allocation, overweights in sovereign bonds and investment-grade corporates limited results over the period.

•

The Fund employs an absolute return strategy that seeks to mitigate (or even eliminate) interest rate risk when appropriate. During the reporting period, the Fund was hurt by its strategy to manage duration, which is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years. The Fund’s long duration positioning detracted as US rates were higher during the period. The Fund’s active duration positioning ranged from neutral to 1.0 years long, ending October at the shorter end of the range at +0.4 years.

•

The Fund occasionally features modest notional exposure to non-US dollar currencies across a diversified basket of currencies in faster-growing emerging and developed markets countries. The Fund’s currency positioning detracted from performance during the period, with overweights in the Indian rupee, Russian ruble, and Indonesian rupiah the largest detractors.

14	Visit our website at pgiminvestments.com

Did the Fund use derivatives, and how did they affect performance?

•

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest rate futures, options, and swaps to help manage duration positioning and yield curve exposure. Futures and swaps added to performance during the period, while options modestly detracted. In addition, the Fund traded foreign exchange derivatives, which had a negative impact on performance during the reporting period.

Current outlook

•

Given ongoing US economic strength, the Fed is expected to raise short-term interest rates at its policy meeting on December 19, which PGIM Fixed Income believes will be followed by additional hikes around March and June 2019. At that point, the federal funds rate would be at 2.9%—roughly in line with Fed officials’ median estimate of the long-run neutral policy rate (although their estimates range from 2.5% to 3.5%). If 1) the fiscal stimulus shows signs of waning by the second half of next year, 2) congressional gridlock following the mid-term elections rules out further fiscal stimulus, and 3) inflation on average remains contained, as PGIM Fixed Income anticipates, the Fed is likely to become more cautious by the second half of next year. Meanwhile, banks’ reserve balances at the Fed continue to shrink as quantitative tightening proceeds. PGIM Fixed Income anticipates further updates from the Fed over the next several meetings about its thinking regarding the likely terminal size of its balance sheet.

•

At the end of the period, PGIM Fixed Income maintained a positive view of fundamentals in the credit sectors, with the Fund positioned in spread sectors such as high yield corporate bonds, emerging markets debt and structured products (CMBS, CLOs, asset- backed securities).

•

In investment-grade corporate bonds, as the US economy enters the later stage of the credit cycle, PGIM Fixed Income continues to favor better-quality financials and electric utilities over industrials that are subject to event risk. Within industrials, the focus is on select issuers where an “event” has passed, as higher-quality issuers continue to add debt and M&A remains a concern.

•

Because of a combination of solid fundamentals (strong earnings and low defaults) and favorable technicals (limited net supply and persistent institutional demand from Asia), PGIM Fixed Income holds a modestly positive view on US high yield bonds in the near term. However, concerns over current valuations, risk appetite on recent lower-quality M&A transactions that is reminiscent of 2007, as well as broader concerns about trade wars and the timing of the next US recession merit longer-term caution.

•

PGIM Fixed Income expects CMBS issuance to be heavy for the remainder of 2018 and continues to find value in high-quality securities of new issue conduit deals. In asset-backed securities, a fundamentally driven, up-in quality focus is being maintained. PGIM

PGIM Absolute Return Bond Fund	15

Strategy and Performance Overview (continued)

Fixed Income favors select securitizations from originators of unsecured consumer loans, subprime auto loans, and private refinance student loans that practice strong underwriting and display robust structural features.

•

Government-related sectors, including Treasuries and agency mortgage-backed securities, remain significant Fund underweights as PGIM Fixed Income finds more compelling value in the aforementioned sectors. The Fund also occasionally has a modest notional exposure to non-US dollar currencies across a diversified basket of currencies in faster-growing emerging and developed countries with current positioning featuring an overweight to the US dollar.

16	Visit our website at pgiminvestments.com

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Absolute Return Bond Fund	17

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Absolute Return Bond Fund		Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,006.10	1.01%	$5.11
	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14
Class C	Actual	$1,000.00	$1,002.30	1.77%	$8.93
	Hypothetical	$1,000.00	$1,016.28	1.77%	$9.00
Class Z	Actual	$1,000.00	$1,007.50	0.73%	$3.69
	Hypothetical	$1,000.00	$1,021.53	0.73%	$3.72
Class R6**	Actual	$1,000.00	$1,006.70	0.70%	$3.54
	Hypothetical	$1,000.00	$1,021.68	0.70%	$3.57

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2018, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

18	Visit our website at pgiminvestments.com

Schedule of Investments

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
LONG-TERM INVESTMENTS 88.0%

ASSET-BACKED SECURITIES 34.4%

Automobiles 0.2%
OneMain Direct Auto Receivables Trust,
Series 2017-01A, Class C, 144A	3.910%		08/16/21		4,100	$4,113,130
Series 2017-02A, Class E, 144A	4.740		11/14/25		1,200	1,187,155

						5,300,285

Collateralized Loan Obligations 23.3%
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2015-06A, Class AR, 144A, 3 Month LIBOR + 1.270%	3.706	(c)	07/15/30		1,750	1,752,466
Armada Euro CLO (Ireland),
Series 2018-02A, Class A1, 144A, 3 Month EURIBOR + 0.760%	0.760	(c)	11/15/31	EUR	12,500	13,990,602
Series 2018-02A, Class A3, 144A	1.500		11/15/31	EUR	2,500	2,829,635
ArrowMark Colorado Holdings (Cayman Islands), Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280%	3.716	(c)	07/15/29		2,500	2,503,053
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2014-01A, Class AR2, 144A, 3 Month LIBOR + 1.260%	3.696	(c)	07/16/29		2,000	2,001,906
Series 2017-08A, Class A, 144A, 3 Month LIBOR + 1.300%	3.736	(c)	01/16/30		4,500	4,497,062
Aurium CLO DAC (Ireland),
Series 4A, Class A1, 144A, 3 Month EURIBOR + 0.750%	0.750	(c)	01/16/31	EUR	15,500	17,351,603
Series 4A, Class A2, 144A	1.620		01/16/31	EUR	3,100	3,514,933
Bain Capital Euro CLO DAC (Ireland), Series 2018-01A, Class A, 144A, 3 Month EURIBOR + 0.780%	0.780	(c)	04/20/32	EUR	10,000	11,244,881
Battalion CLO Ltd. (Cayman Islands), Series 2015-08A, Class A1R, 144A, 3 Month LIBOR + 1.340%	3.673	(c)	07/18/30		2,000	2,005,170
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-IIA, Class A1R, 144A, 3 Month LIBOR + 1.250%	3.686	(c)	07/15/29		3,500	3,504,685
Series 2017-12A, Class A1, 144A, 3 Month LIBOR + 1.250%	3.686	(c)	10/15/30		9,250	9,263,528
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-01A, Class BR, 144A, 3 Month LIBOR + 1.350%	3.799	(c)	01/17/28		4,000	3,971,276

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	19

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Carlyle Global Market Strategies Euro CLO Ltd. (Ireland), Series 2015-3A, Class A1BR, 144A	1.150%		07/15/30	EUR	8,500	$9,571,371
Carlyle US CLO Ltd. (Cayman Islands), Series 2017-02A, Class A1B, 144A, 3 Month LIBOR + 1.220%	3.689	(c)	07/20/31		3,000	3,006,231
Catamaran CLO Ltd. (Cayman Islands), Series 2014-01A, Class A1AR, 144A, 3 Month LIBOR + 1.260%	3.729	(c)	04/22/30		10,500	10,485,082
CIFC Funding Ltd. (Cayman Islands), Series 2015-01A, Class ARR, 144A, 3 Month LIBOR + 1.110%	3.579	(c)	01/22/31		8,000	7,984,572
CVC Cordatus Loan Fund (Ireland), Series 3A, Class A2RR, 144A	1.750		08/15/32	EUR	7,200	8,199,207
ECP CLO Ltd. (Cayman Islands), Series 2014-06A, Class A1A, 144A, 3 Month LIBOR + 1.450%	3.886	(c)	07/15/26		7,055	7,056,530
Elevation CLO Ltd. (Cayman Islands), Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.220%	3.656	(c)	07/15/30		4,000	4,002,163
Ellington CLO Ltd. (Cayman Islands), Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.700%	4.014	(c)	02/15/29		20,000	20,040,230
Galaxy CLO Ltd. (Cayman Islands), Series 2018-29A, Class B, 144A, 3 Month LIBOR + 1.400%	3.714	(c)	11/15/26		3,000	2,994,682
Hayfin Emerald CLO DAC (Ireland), Series 1A, Class A3, 144A	1.700		09/06/31	EUR	3,000	3,415,543
Highbridge Loan Management Ltd. (Cayman Islands), Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000%	3.341	(c)	02/05/31		15,250	15,166,582
ICG US CLO Ltd. (Cayman Islands), Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.280%	3.757	(c)	10/23/29		3,000	3,005,722
Jubilee CLO BV (Netherlands), Series 2016-17A, Class A2R, 144A, 3 Month EURIBOR + 1.150% (Cap 2.200%, Floor 1.150%)	1.150	(c)	04/15/31	EUR	12,800	14,540,628
Jubilee CLO Ltd. (Netherlands), Series 2017-19A, Class A1, 144A, 3 Month EURIBOR + 0.800%	0.800	(c)	07/15/30	EUR	1,500	1,686,061

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
KKR CLO Ltd. (Cayman Islands),
Series 11, Class AR, 144A, 3 Month LIBOR + 1.180%	3.616	%(c)	01/15/31		8,000	$7,999,891
Series 18, Class A, 144A, 3 Month LIBOR + 1.270%	3.715	(c)	07/18/30		8,000	8,009,974
KVK CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R, 144A, 3 Month LIBOR + 1.300%	3.614	(c)	05/15/26		7,013	7,016,225
Series 2018-01A, Class B, 144A, 3 Month LIBOR + 1.650%	3.981	(c)	05/20/29		18,000	18,028,276
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120%	3.589	(c)	04/21/31		7,500	7,478,378
Series 2014-03A, Class BR, 144A, 3 Month LIBOR + 1.800%	4.269	(c)	04/21/31		18,000	18,006,527
Mountain View CLO LLC (Cayman Islands), Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.210%	3.646	(c)	01/16/31		8,000	8,003,121
Mountain View CLO Ltd. (Cayman Islands), Series 2015-09A, Class A2R, 144A, 3 Month LIBOR + 1.780%	4.216	(c)	07/15/31		22,500	22,475,689
North Westerly CLO BV (Netherlands), Series IV-A, Class A2R, 144A	1.250		01/15/26	EUR	1,495	1,691,645
OCP CLO Ltd. (Cayman Islands), Series 2017-13A, Class A1A, 144A, 3 Month LIBOR + 1.260%	3.696	(c)	07/15/30		5,750	5,758,738
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A2AS, 144A, 3 Month LIBOR + 1.750%	4.199	(c)	04/17/31		4,000	3,997,250
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250%	3.770	(c)	10/30/30		3,000	3,005,108
Series 2016-15A, Class A1, 144A, 3 Month LIBOR + 1.490%	3.959	(c)	01/20/29		22,750	22,789,806
Series 2018-20A, Class A2, 144A, 3 Month LIBOR + 1.650%	4.119	(c)	04/20/31		3,000	2,997,569
OZLME Designated Activity Co. (Netherlands),
Series 3A, Class A1, 144A, 3 Month EURIBOR + 0.750%	0.750	(c)	08/24/30	EUR	38,000	42,668,613
Series 3A, Class A2, 144A	1.150		08/24/30	EUR	8,000	8,939,958
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1R2, 144A, 3 Month LIBOR + 1.130%	3.579	(c)	01/17/31		10,000	9,991,808

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	21

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Palmer Square CLO Ltd. (Cayman Islands), (cont’d.)
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.300%	3.612	%(c)	05/21/29	10,200	$10,217,153
Series 2015-02A, Class A1AR, 144A, 3 Month LIBOR + 1.270%	3.739	(c)	07/20/30	5,750	5,758,937
Series 2018-2A, Class A1A, 144A, 3 Month LIBOR + 1.100%	3.362	(c)	07/16/31	12,000	11,962,080
Regatta Funding LP (Cayman Islands), Series 2013-02A, Class A1R, 144A, 3 Month LIBOR + 1.540%	3.976	(c)	01/15/29	7,250	7,262,564
Regatta Funding Ltd. (Cayman Islands), Series 2017-01A, Class A, 144A, 3 Month LIBOR + 1.250%	3.699	(c)	10/17/30	4,750	4,757,157
Romark CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030%	3.499	(c)	04/20/31	1,500	1,491,846
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.175%	3.431	(c)	07/25/31	5,000	4,993,611
Shackleton CLO Ltd. (Cayman Islands),
Series 2014-05RA, Class B, 144A, 3 Month LIBOR + 1.700%	4.063	(c)	05/07/31	12,500	12,496,679
Series 2017-11A, Class A, 144A, 3 Month LIBOR + 1.270%	3.584	(c)	08/15/30	2,500	2,503,481
Sound Point CLO Ltd. (Cayman Islands),
Series 2015-02A, Class AR, 144A, 3 Month LIBOR + 0.880%	3.349	(c)	07/20/27	7,500	7,479,236
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.280%	3.770	(c)	07/25/30	8,500	8,514,016
Series 2017-03A, Class A1B, 144A, 3 Month LIBOR + 1.220%	3.689	(c)	10/20/30	8,750	8,731,640
TICP CLO Ltd. (Cayman Islands), Series 2017-07A, Class AS, 144A, 3 Month LIBOR + 1.230%	3.666	(c)	07/15/29	5,500	5,506,205
Trinitas CLO Ltd. (Cayman Islands),
Series 2015-03A, Class BR, 144A, 3 Month LIBOR + 1.400%	3.836	(c)	07/15/27	12,880	12,790,454
Series 2017-06A, Class A, 144A, 3 Month LIBOR + 1.320%	3.810	(c)	07/25/29	9,750	9,770,253
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.210%	3.700	(c)	01/25/31	4,500	4,502,802

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Trinitas CLO Ltd. (Cayman Islands), (cont’d.) Series 2017-07A, Class B, 144A, 3 Month LIBOR + 1.600%	4.090	%(c)	01/25/31		3,000	$2,989,179
Tryon Park CLO Ltd. (Cayman Islands), Series 2013-01A, Class A2R, 144A, 3 Month LIBOR + 1.500%	3.936	(c)	04/15/29		4,000	3,991,220
Venture CLO Ltd. (Cayman Islands), Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880%	3.316	(c)	07/15/27		7,500	7,480,168
Voya CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1AR, 144A, 3 Month LIBOR + 1.210%	3.646	(c)	10/15/30		2,750	2,752,872
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 0.900%	3.345	(c)	01/18/29		19,000	18,952,846
Voya Euro CLO Designated Activity Co. (Ireland), Series 01A, Class A, 144A, 3 Month EURIBOR + 0.750%	0.750	(c)	10/15/30	EUR	13,000	14,588,902
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.320%	3.789	(c)	04/20/29		4,000	4,007,418
Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.250%	3.719	(c)	10/20/29		7,000	7,011,612
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150%	3.599	(c)	01/17/31		10,500	10,472,544
York CLO Ltd. (Cayman Islands), Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 1.150%	3.619	(c)	01/22/31		3,000	2,993,948
Zais CLO Ltd. (Cayman Islands),
Series 2015-03A, Class A2R, 144A, 3 Month LIBOR + 2.190%	4.626	(c)	07/15/31		12,800	12,806,870
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.370%	3.806	(c)	07/15/29		8,750	8,770,387
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290%	3.726	(c)	04/15/30		4,750	4,775,677

						608,775,737

Consumer Loans 2.3%
Lendmark Funding Trust,
Series 2017-01A, Class B, 144A	3.770		12/22/25		1,300	1,290,798
Series 2017-02A, Class C, 144A	4.330		05/20/26		700	691,995
Series 2018-02A, Class A, 144A	4.230		04/20/27		3,200	3,199,595

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	23

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Consumer Loans (cont’d.)
OneMain Financial Issuance Trust,
Series 2015-01A, Class B, 144A	3.850%		03/18/26	2,000	$2,007,518
Series 2015-02A, Class B, 144A	3.100		07/18/25	4,497	4,495,355
Series 2015-02A, Class C, 144A	4.320		07/18/25	2,100	2,105,961
Series 2017-01A, Class A2, 144A, 1 Month LIBOR + 0.800%	3.080	(c)	09/14/32	4,300	4,310,801
Series 2017-01A, Class C, 144A	3.350		09/14/32	700	682,898
Oportun Funding LLC,
Series 2016-C, Class B, 144A	4.850		11/08/21	6,665	6,666,869
Series 2017-B, Class B, 144A	4.260		10/10/23	7,500	7,471,783
Series 2018-B, Class A, 144A	3.910		07/08/24	2,050	2,039,876
Series 2018-B, Class B, 144A	4.500		07/08/24	500	498,677
Series 2018-B, Class C, 144A	5.430		07/08/24	1,000	994,248
Series 2018-C, Class A, 144A	4.100		10/08/24	3,200	3,198,583
Series 2018-C, Class B, 144A	4.590		10/08/24	1,300	1,312,322
Series 2018-C, Class C, 144A	5.520		10/08/24	2,000	1,996,633
PNMAC FMSR Issuer Trust, Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350%	4.631	(c)	04/25/23	3,200	3,223,045
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850%	5.131	(c)	02/25/23	1,650	1,667,620
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650%	4.931	(c)	08/25/25	3,400	3,423,760
Springleaf Funding Trust,
Series 2015-AA, Class B, 144A	3.620		11/15/24	3,430	3,417,574
Series 2015-AA, Class C, 144A	5.040		11/15/24	6,000	5,970,064

					60,665,975

Home Equity Loans 2.5%
ABFC Trust, Series 2004-OPT5, Class A1, 1 Month LIBOR + 0.700%	2.981	(c)	06/25/34	1,211	1,220,637
Accredited Mortgage Loan Trust,
Series 2004-3, Class 2A2, 1 Month LIBOR + 1.200% (Cap 13.000%, Floor 0.600%)	3.481	(c)	10/25/34	2,891	2,946,832
Series 2004-3, Class 2A5, 1 Month LIBOR + 1.080% (Cap 13.000%, Floor 0.540%)	3.361	(c)	10/25/34	1,672	1,676,136
Series 2005-3, Class M1, 1 Month LIBOR + 0.450% (Cap N/A, Floor 0.450%)	2.960	(c)	09/25/35	5	5,220

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Home Equity Loans (cont’d.)
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2003-01, Class M1, 1 Month LIBOR + 1.350%	3.631	%(c)	02/25/33	1,526	$1,508,605
Series 2003-10, Class AV1, 1 Month LIBOR + 0.760%	3.041	(c)	12/25/33	2,749	2,735,263
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2003-W05, Class M1, 1 Month LIBOR + 1.050%	3.331	(c)	10/25/33	22	22,434
Series 2003-W07, Class M1, 1 Month LIBOR + 1.035%	3.316	(c)	03/25/34	900	900,124
Series 2003-W08, Class M1, 1 Month LIBOR + 1.050%	3.331	(c)	12/25/33	717	722,038
Series 2003-W09, Class M1, 1 Month LIBOR + 1.035%	3.316	(c)	01/25/34	1,761	1,764,265
Series 2004-W06, Class AF	4.123		05/25/34	193	193,304
Series 2004-W06, Class AV5, 1 Month LIBOR + 0.800%	3.081	(c)	05/25/34	587	571,361
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2003-HE06, Class A2, 1 Month LIBOR + 0.680%	2.961	(c)	11/25/33	1,757	1,706,217
Series 2003-HE6, Class A3B, 1 Month LIBOR + 0.960%	3.241	(c)	11/25/33	3,546	3,431,427
Series 2004-HE03, Class M1, 1 Month LIBOR + 0.810%	3.091	(c)	06/25/34	2,628	2,626,130
Bear Stearns Asset-Backed Securities Trust,
Series 2002-2, Class A1, 1 Month LIBOR + 0.660%	2.941	(c)	10/25/32	871	873,326
Series 2003-3, Class A2, 1 Month LIBOR + 1.180%	3.461	(c)	06/25/43	106	105,103
Series 2003-HE1, Class M1, 1 Month LIBOR + 1.095%	3.376	(c)	01/25/34	2,418	2,455,736
Series 2004-FR02, Class M2, 1 Month LIBOR + 1.020%	3.301	(c)	06/25/34	1,100	1,115,254
Series 2004-HE05, Class M1, 1 Month LIBOR + 0.855%	3.136	(c)	07/25/34	4,858	4,857,335
Series 2004-HE11, Class M2, 1 Month LIBOR + 1.575%	3.856	(c)	12/25/34	2,799	2,860,516

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	25

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Home Equity Loans (cont’d.)
Home Equity Asset Trust,
Series 2003-06, Class M1, 1 Month LIBOR + 1.050%	3.331	%(c)	02/25/34	1,093	$1,069,659
Series 2004-7, Class A2, 1 Month LIBOR + 0.840% (Cap N/A, Floor 0.420%)	3.121	(c)	01/25/35	1,050	1,059,054
MASTR Asset-Backed Securities Trust,
Series 2003-WMC2, Class M2, 1 Month LIBOR + 2.475% (Cap N/A, Floor 1.650%)	4.756	(c)	08/25/33	912	955,744
Series 2005-NC01, Class M1, 1 Month LIBOR + 0.720%	3.001	(c)	12/25/34	8,247	8,236,500
Merrill Lynch Mortgage Investors Trust, Series 2002-HE01, Class A1, 1 Month LIBOR + 1.000%	3.281	(c)	08/25/32	2,670	2,628,764
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-HE03, Class M1, 1 Month LIBOR + 1.020%	3.301	(c)	10/25/33	2,686	2,685,273
Series 2003-NC08, Class M1, 1 Month LIBOR + 1.050%	3.331	(c)	09/25/33	575	570,373
Series 2003-NC10, Class M1, 1 Month LIBOR + 1.020%	3.301	(c)	10/25/33	698	691,810
Series 2004-HE04, Class M1, 1 Month LIBOR + 0.900%	3.181	(c)	05/25/34	4,887	4,879,388
Series 2004-HE05, Class M1, 1 Month LIBOR + 0.945%	3.226	(c)	06/25/34	779	779,623
Series 2004-OP01, Class M1, 1 Month LIBOR + 0.870%	3.151	(c)	11/25/34	1,941	1,933,987
New Residential Mortgage Loan Trust, Series 2018-01A, Class A1A, 144A	4.000	(cc)	12/25/57	2,988	2,992,795
Option One Mortgage Loan Trust,
Series 2004-01, Class M1, 1 Month LIBOR + 0.900%	3.181	(c)	01/25/34	1,626	1,615,342
Series 2005-01, Class A4, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.400%)	3.081	(c)	02/25/35	40	40,389
RASC Series Trust, Series 2005-KS11, Class M1, 1 Month LIBOR + 0.400% (Cap 14.000%, Floor 0.400%)	2.681	(c)	12/25/35	433	433,695
Securitized Asset-Backed Receivables LLC Trust, Series 2004-NC01, Class M1, 1 Month LIBOR + 0.780%	3.061	(c)	02/25/34	1,089	1,092,624

					65,962,283

See Notes to Financial Statements.

26

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities 5.4%
Amortizing Residential Collateral Trust, Series 2002-BC08, Class A3, 1 Month LIBOR + 1.000%	3.281	%(c)	11/25/32	601	$599,799
Chase Funding Trust Series,
Series 2002-3, Class 2A1, 1 Month LIBOR + 0.640% (Cap N/A, Floor 0.320%)	2.921	(c)	08/25/32	312	305,878
Series 2003-4, Class 1A5	5.235		05/25/33	679	686,967
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-OPT1, Class M1, 1 Month LIBOR + 0.630% (Cap N/A, Floor 0.420%)	2.911	(c)	02/25/35	310	309,294
Series 2005-WF1, Class A5	5.010	(cc)	11/25/34	22	21,637
Countrywide Asset-Backed Certificates,
Series 2003-BC04, Class M1, 1 Month LIBOR + 1.050%	3.331	(c)	07/25/33	837	833,067
Series 2004-03, Class 1A, 1 Month LIBOR + 0.420%	2.701	(c)	08/25/34	7,769	7,395,820
Series 2004-BC04, Class M1, 1 Month LIBOR + 1.050%	3.331	(c)	11/25/34	575	575,518
Credit Suisse Mortgage Trust,
Series 2016-RPL01, Class A1, 144A, 1 Month LIBOR + 3.150%	5.406	(c)	12/26/46	4,789	4,867,100
Series 2018-03R, Class 1A1, 144A, 1 Month LIBOR + 1.200%	3.474	(c)	12/25/46	6,490	6,509,761
Series 2018-RPL08, Class A1, 144A	4.125		07/25/58	7,678	7,623,746
Credit-Based Asset Servicing & Securitization LLC,
Series 2003-CB03, Class AF1	3.379		12/25/32	135	134,064
Series 2003-CB05, Class M1, 1 Month LIBOR + 1.020%	3.301	(c)	11/25/33	697	679,815
CWABS, Inc., Asset-Backed Certificates,
Series 2004-01, Class M1, 1 Month LIBOR + 0.750%	3.031	(c)	03/25/34	119	119,703
Series 2004-6, Class 1A1, 1 Month LIBOR + 0.540%	2.821	(c)	12/25/34	1,862	1,858,626
Finance America Mortgage Loan Trust,
Series 2003-1, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.700%)	3.331	(c)	09/25/33	1,916	1,876,262
Series 2004-02, Class M1, 1 Month LIBOR + 0.825%	3.106	(c)	08/25/34	5,248	5,233,625
First Franklin Mortgage Loan Trust, Series 2004-FF5, Class A2, 1 Month LIBOR + 0.760% (Cap N/A, Floor 0.380%)	3.041	(c)	08/25/34	1,016	991,808

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	27

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Fremont Home Loan Trust, Series 2004-4, Class M1, 1 Month LIBOR + 0.795% (Cap N/A, Floor 0.530%)	3.076	%(c)	03/25/35	2,512	$2,492,658
GSAMP Trust,
Series 2003-HE2, Class A1A, 144A, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.300%)	2.881	(c)	08/25/33	729	712,231
Series 2004-AR1, Class A2B, 1 Month LIBOR + 1.200% (Cap N/A, Floor 0.600%)	3.481	(c)	06/25/34	1,422	1,423,426
Series 2004-NC2, Class A1B, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.450%)	3.181	(c)	10/25/34	1,787	1,719,258
Series 2007-HE01, Class A1, 1 Month LIBOR + 0.140%	2.421	(c)	03/25/47	2,362	2,232,186
JPMorgan Mortgage Acquisition Corp., Series 2005-OPT2, Class M1, 1 Month LIBOR + 0.430% (Cap N/A, Floor 0.430%)	2.711	(c)	12/25/35	276	275,976
Long Beach Mortgage Loan Trust,
Series 2003-04, Class AV1, 1 Month LIBOR + 0.620%	2.901	(c)	08/25/33	1,464	1,464,857
Series 2004-2, Class A1, 1 Month LIBOR + 0.440% (Cap N/A, Floor 0.220%)	2.721	(c)	06/25/34	985	971,768
LSFVT, Series 2018-01, 1 Month LIBOR + 2.000%^	3.982	(c)	04/01/21	20,876	20,813,302
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2004-NC05, Class M1, 1 Month LIBOR + 0.900%	3.181	(c)	05/25/34	258	252,667
Series 2004-NC06, Class M1, 1 Month LIBOR + 0.900%	3.181	(c)	07/25/34	1,595	1,548,927
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-WCH1, Class M3, 1 Month LIBOR + 0.840% (Cap N/A, Floor 0.560%)	3.121	(c)	01/25/36	829	829,907
Series 2005-WCW1, Class M1, 1 Month LIBOR + 0.450% (Cap N/A, Floor 0.450%)	2.731	(c)	09/25/35	161	161,280
Specialty Underwriting & Residential Finance Trust,
Series 2003-BC04, Class M1, 1 Month LIBOR + 0.900%	3.181	(c)	11/25/34	1,310	1,260,898
Series 2004-BC02, Class M1, 1 Month LIBOR + 0.825%	3.106	(c)	05/25/35	2,073	2,067,687
Series 2004-BC4, Class A2C, 1 Month LIBOR + 0.980% (Cap N/A, Floor 0.490%)	3.261	(c)	10/25/35	1,249	1,225,578

See Notes to Financial Statements.

28

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Structured Asset Investment Loan Trust,
Series 2004-08, Class A8, 1 Month LIBOR + 1.000%	3.281	%(c)	09/25/34		2,123	$2,120,821
Series 2004-BNC01, Class A2, 1 Month LIBOR + 1.000%	3.281	(c)	09/25/34		3,300	3,302,584
Series 2005-3, Class M2, 1 Month LIBOR + 0.660% (Cap N/A, Floor 0.440%)	2.941	(c)	04/25/35		841	841,370
TFS (Spain), Series 2018-03, Class A1, 1 Month EURIBOR + 2.900%	2.900	(c)	03/16/23	EUR	13,155	14,900,200
Towd Point Mortgage Trust,
Series 2017-04, Class A1, 144A	2.750	(cc)	06/25/57		2,697	2,611,859
Series 2018-02, Class A1, 144A	3.250	(cc)	03/25/58		13,675	13,449,455
Series 2018-03, Class A1, 144A	3.750	(cc)	05/25/58		16,277	16,195,296
Series 2018-06, Class A1A, 144A	3.750	(cc)	03/25/58		7,910	7,883,945
VOLT LLC, Series 2017-NPL07, Class A1, 144A	3.250		06/25/47		408	405,166

						141,785,792

Student Loans 0.7%
SLM Student Loan Trust,
Series 2004-02X, Class A6, 3 Month EURIBOR + 0.550%	0.233	(c)	07/25/39	EUR	7,950	8,672,622
Series 2007-02, Class B, 3 Month LIBOR + 0.170%	2.660	(c)	07/25/25		11,503	10,525,125

						19,197,747

TOTAL ASSET-BACKED SECURITIES (cost $907,588,352)						901,687,819

BANK LOANS 1.2%

Chemicals 0.1%
Starfruit Finco BV (Netherlands), Initial Euro Term Loan, 6 Month EURIBOR + 3.750%	3.750	(c)	10/01/25	EUR	2,100	2,396,391

Consumer Services 0.0%
Richmond UK Bidco Ltd. (United Kingdom), Facility B, 1 Month GBP LIBOR + 4.250%	4.980	(c)	03/03/24	GBP	971	1,204,227

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	29

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
BANK LOANS (Continued)

Foods 0.2%
Sigma Bidco BV, Facility B4 Loan, 3 Month GBP LIBOR + 4.000%	4.800	%(c)	07/02/25	GBP	3,700	$4,725,964

Healthcare & Pharmaceuticals 0.0%
Nidda Healthcare Holding AG (Germany), Facility C GBP, 3 Month GBP LIBOR + 4.500%	4.993	(c)	08/21/24	GBP	57	73,374

Healthcare-Services 0.1%
Avantor, Inc., Initial Euro Term Loan, 1 Month EURIBOR + 4.250%	4.250	(c)	11/21/24	EUR	1,365	1,561,162

Oil & Gas 0.2%
EG Finco Ltd. (United Kingdom),
Second Lien Term Loan, 3 Month EURIBOR + 7.750%	8.750	(c)	04/06/26	EUR	675	766,924
Term B, 3 Month GBP LIBOR + 4.750%	5.550	(c)	02/06/25	GBP	1,119	1,436,407
Term B1, 3 Month EURIBOR + 4.000%	4.000	(c)	02/07/25	EUR	1,634	1,856,277
Term B3, 2 Month EURIBOR + 4.000%	4.000	(c)	02/07/25	EUR	833	945,698

						5,005,306

Oil, Gas & Coal 0.0%
EG America LLC, Second Lien Facility (USD), 3 Month LIBOR + 8.000%^	10.390	(c)	03/23/26		1,150	1,138,500

Technology 0.4%
Dell International LLC, Replacement Term A-3 Loan, 1 Month LIBOR + 1.500%	3.810	(c)	12/31/18		6,721	6,713,589
McAfee LLC,
Retired Closing Date Term Loan, 1 Month LIBOR + 4.500%	6.790	(c)	09/30/24		2,085	2,087,674
Second Lien Initial Loan, 1 Month LIBOR + 8.500%	10.790	(c)	09/29/25		1,950	1,971,124

						10,772,387

See Notes to Financial Statements.

30

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
BANK LOANS (Continued)

Telecommunications 0.2%
Sprint Communications, Inc., Initial Term Loan, 1 Month LIBOR + 2.500%	4.810	%(c)	02/02/24	3,980	$3,971,508

TOTAL BANK LOANS (cost $31,765,736)					30,848,819

COMMERCIAL MORTGAGE-BACKED SECURITIES 6.2%
20 Times Square Trust,
Series 2018-20TS, Class G, 144A	3.100	(cc)	05/15/35	2,700	2,434,240
Series 2018-20TS, Class H, 144A	3.100	(cc)	05/15/35	2,700	2,375,092
BANK, Series 2017-BNK08, Class A3	3.229		11/15/50	1,300	1,222,997
BBCMS Mortgage Trust, Series 2018-TALL, Class D, 144A, 1 Month LIBOR + 1.449%	3.728	(c)	03/15/37	16,400	16,374,227
BX Commercial Mortgage Trust, Series 2018-IND, Class G, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)	4.330	(c)	11/15/35	9,150	9,149,998
COMM Mortgage Trust,
Series 2012-CR01, Class XA, IO	1.869	(cc)	05/15/45	11,327	614,516
Series 2015-LC19, Class XB, IO, 144A	0.267	(cc)	02/10/48	123,049	1,891,079
CSAIL Commercial Mortgage Trust,
Series 2015-C1, Class XB, IO	0.252	(cc)	04/15/50	66,743	1,031,840
Series 2018-CX11, Class A3	4.095		04/15/51	9,000	9,091,394
CSMC Trust,
Series 2017-LSTK, Class D, 144A	3.331	(cc)	04/05/33	6,850	6,684,958
Series 2017-LSTK, Class E, 144A	3.331	(cc)	04/05/33	12,575	12,202,137
DBGS Mortgage Trust,
Series 2018-BIOD, Class E, 144A, 1 Month LIBOR + 1.700%	3.980	(c)	05/15/35	3,432	3,416,676
Series 2018-BIOD, Class F, 144A, 1 Month LIBOR + 2.000%	4.280	(c)	05/15/35	13,253	13,243,788
DBWF Mortgage Trust, Series 2016-85T, Class E, 144A	3.808	(cc)	12/10/36	15,500	13,786,641
FHLMC Multifamily Structured Pass-Through Certificates,
Series K007, Class X1, IO	1.035	(cc)	04/25/20	4,079	46,760
Series K008, Class X1, IO	1.518	(cc)	06/25/20	18,315	344,760
Series K010, Class X1, IO	0.149	(cc)	10/25/20	17,902	51,452
Series K018, Class X1, IO	1.352	(cc)	01/25/22	15,189	518,332
Series K020, Class X1, IO	1.412	(cc)	05/25/22	19,859	814,529
Series K021, Class X1, IO	1.447	(cc)	06/25/22	4,088	176,677
Series K025, Class X1, IO	0.856	(cc)	10/25/22	91,051	2,581,175

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	31

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Multifamily Structured Pass-Through Certificates, (cont’d.)
Series K055, Class X1, IO	1.366	%(cc)	03/25/26		23,096	$1,903,076
Series K066, Class X1, IO	0.753	(cc)	06/25/27		235,826	12,613,386
Series K710, Class X1, IO	1.728	(cc)	05/25/19		421	1,794
Series K711, Class X1, IO	1.680	(cc)	07/25/19		3,432	19,284
Freddie Mac Multifamily Structured Pass Through Certificates, Series KC02, Class X1, IO	0.374	(cc)	03/25/24		142,397	2,705,485
GS Mortgage Securities Corp., Series 2013-GC10, Class XB, IO, 144A	0.483	(cc)	02/10/46		103,126	2,038,399
GS Mortgage Securities Trust, Series 2014-GC20, Class XB, IO	0.431	(cc)	04/10/47		28,307	649,252
Independence Plaza Trust, Series 2018-INDP, Class E, 144A	4.996		07/10/35		5,200	5,075,351
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C21, Class XB, IO	0.313	(cc)	08/15/47		45,056	830,936
Series 2015-C27, Class XB, IO	0.445	(cc)	02/15/48		52,766	1,242,001
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2018-AON, Class E, 144A	4.613	(cc)	07/05/31		15,950	15,899,683
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class XB, IO	0.508	(cc)	04/15/46		34,956	765,325
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C5, Class XB, IO, 144A	0.243	(cc)	08/15/45		65,968	629,176
Series 2013-C8, Class XB, IO, 144A	0.497	(cc)	12/15/48		68,276	1,193,874
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class XB, IO, 144A	0.381	(cc)	04/10/46		140,883	2,294,153
Wells Fargo Commercial Mortgage Trust,
Series 2017-C39, Class A4	3.157		09/15/50		15,000	14,055,654
Series 2017-C40, Class A3	3.317		10/15/50		3,380	3,200,806

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $166,132,647)						163,170,903

CONVERTIBLE BOND 0.2%

Investment Companies
Aabar Investments PJSC (United Arab Emirates), Sr. Unsec’d. Notes, MTN (cost $6,444,432)	0.500		03/27/20	EUR	5,700	5,945,531

See Notes to Financial Statements.

32

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS 27.8%

Aerospace & Defense 0.3%
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.500%		12/01/24		7,850	$7,977,562

Airlines 0.2%
American Airlines, Pass-Through Trust, Series 2013-1, Class A, Pass-Through Certificates(h)	4.000		01/15/27		2,692	2,677,534
Continental Airlines, Pass-Through Trust,
Series 2007-1, Class A, Pass-Through Certificates^	5.983		10/19/23		834	873,453
Series 2012-2, Class A, Pass-Through Certificates	4.000		04/29/26		94	93,060
Delta Air Lines, Pass-Through Trust,
Series 2007-1, Class A, Pass-Through Certificates^	6.821		02/10/24		639	694,503
Series 2011-1, Class A, Pass-Through Certificates	5.300		10/15/20		48	48,453
United Airlines, Pass-Through Trust, Series 2013-1, Class A, Pass-Through Certificates	4.300		02/15/27		1,966	1,995,446

						6,382,449

Apparel 0.1%
PVH Corp., Sr. Unsec’d. Notes, 144A	3.125		12/15/27	EUR	2,175	2,404,726

Auto Manufacturers 0.2%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.410%	2.835	(c)	04/12/21		820	819,267
Gtd. Notes, 144A	3.100		04/12/21		1,095	1,083,558
General Motors Co., Sr. Unsec’d. Notes	6.250		10/02/43		2,230	2,134,200

						4,037,025

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	33

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Auto Parts & Equipment 0.3%
Lear Corp.,
Sr. Unsec’d. Notes(h)	5.250%	01/15/25	5,375	$5,507,567
Sr. Unsec’d. Notes	5.375	03/15/24	1,410	1,444,398

				6,951,965

Banks 4.8%
Banco do Brasil SA (Brazil), Gtd. Notes	3.875	10/10/22	3,000	2,845,530
Banco Nacional de Costa Rica (Costa Rica), Sr. Unsec’d. Notes, 144A	5.875	04/25/21	750	718,133
Bank of America Corp.,
Jr. Sub. Notes, Series AA	6.100	12/29/49	8,820	9,051,525
Jr. Sub. Notes, Series V	5.125	12/31/49	2,175	2,169,563
Sr. Unsec’d. Notes, GMTN	3.593	07/21/28	1,555	1,461,529
Sr. Unsec’d. Notes, MTN	3.824	01/20/28	1,905	1,822,466
Sr. Unsec’d. Notes, MTN	4.271	07/23/29	1,450	1,429,480
Bank of Baroda (India), Sr. Unsec’d. Notes, 144A	4.875	07/23/19	5,000	5,034,545
Caixa Economica Federal (Brazil), Sub. Notes	7.250	07/23/24	5,400	5,440,500
Citigroup, Inc.,
Jr. Sub. Notes, Series Q	5.950	12/29/49	12,685	12,891,131
Sr. Unsec’d. Notes	3.200	10/21/26	1,145	1,051,087
Sr. Unsec’d. Notes	3.887	01/10/28	980	937,165
Sr. Unsec’d. Notes	8.125	07/15/39	620	865,672
Sub. Notes	4.400	06/10/25	405	401,108
Sub. Notes	4.750	05/18/46	395	368,359
Credit Suisse AG (Switzerland), Sr. Unsec’d. Notes, MTN	3.625	09/09/24	2,375	2,326,323
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	3.750	03/26/25	1,200	1,148,590
Development Bank of Japan, Inc. (Japan),
Gov’t. Gtd. Notes, 144A, MTN	3.125	09/06/23	5,000	4,942,360
Gov’t. Gtd. Notes, GMTN	2.125	01/30/19	3,000	2,995,134
Sr. Unsec’d. Notes, GMTN	2.000	10/19/21	400	384,617
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes	1.875	01/29/20	500	492,937
Gov’t. Liquid Gtd. Notes, 144A	1.875	09/15/21	2,000	1,923,812
Gov’t. Liquid Gtd. Notes, 144A, MTN	3.250	09/26/23	1,000	993,858
Gov’t. Liquid Gtd. Notes, EMTN	2.250	01/30/19	1,000	998,977

See Notes to Financial Statements.

34

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Banks (cont’d.)
Discover Bank,
Sr. Unsec’d. Notes	4.200%		08/08/23		5,500	$5,486,153
Sub. Notes	7.000		04/15/20		800	835,715
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series M	5.375		12/29/49		5,225	5,264,188
Sr. Unsec’d. Notes	3.814		04/23/29		1,660	1,559,319
Sr. Unsec’d. Notes	3.850		01/26/27		3,940	3,775,307
Sr. Unsec’d. Notes	4.223		05/01/29		7,330	7,106,976
JPMorgan Chase & Co.,
Jr. Sub. Notes, Ser. R	6.000		12/29/49		7,707	7,745,535
Jr. Sub. Notes, Ser. X	6.100		12/29/49		3,400	3,456,270
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%	5.990	(c)	12/31/49		93	93,499
Jr. Sub. Notes, Series Q(a)	5.150		12/29/49		3,725	3,656,460
Morgan Stanley,
Jr. Sub. Notes, Series H	5.450		12/31/49		13,110	13,226,417
Sr. Unsec’d. Notes	4.375		01/22/47		1,260	1,174,770
Sr. Unsec’d. Notes	4.457		04/22/39		395	377,714
Sr. Unsec’d. Notes, GMTN(a)	3.772		01/24/29		1,750	1,658,218
Sr. Unsec’d. Notes, MTN	3.591		07/22/28		1,125	1,053,577
Sr. Unsec’d. Notes, MTN	6.375		07/24/42		225	271,949
Sub. Notes, MTN(a)	4.100		05/22/23		1,710	1,706,980
People’s United Bank NA, Sub. Notes	4.000		07/15/24		325	319,729
State Street Corp., Jr. Sub. Notes	5.250		12/29/49		2,555	2,583,744
Turkiye Garanti Bankasi AS (Turkey), Sr. Unsec’d. Notes, 144A(a)	5.875		03/16/23		2,435	2,252,862

						126,299,783

Beverages 0.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	8.200		01/15/39		250	335,886
Central American Bottling Corp. (Guatemala), Gtd. Notes, 144A	5.750		01/31/27		1,500	1,478,265
Sunshine Mid BV (Netherlands), Gtd. Notes(a)	6.500		05/15/26	EUR	1,350	1,471,806

						3,285,957

Biotechnology 0.1%
Celgene Corp., Sr. Unsec’d. Notes	4.350		11/15/47		2,100	1,751,463

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	35

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Building Materials 0.8%
Griffon Corp., Gtd. Notes	5.250%	03/01/22		8,950	$8,390,625
Johnson Controls International PLC, Sr. Unsec’d. Notes	4.250	03/01/21		3,090	3,132,514
Owens Corning, Sr. Unsec’d. Notes	4.200	12/15/22		125	124,630
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	5.375	11/15/24		5,000	4,800,000
U.S. Concrete, Inc., Gtd. Notes	6.375	06/01/24		4,725	4,400,156

					20,847,925

Chemicals 1.4%
Ashland LLC, Gtd. Notes	6.875	05/15/43		4,100	4,151,250
CF Industries, Inc.,
Gtd. Notes(a)	4.950	06/01/43		1,765	1,491,425
Gtd. Notes	5.375	03/15/44		1,300	1,144,000
Gtd. Notes	7.125	05/01/20		59	61,360
Chemours Co. (The), Gtd. Notes	4.000	05/15/26	EUR	14,000	15,176,115
CNAC HK Finbridge Co. Ltd. (China), Gtd. Notes	3.500	07/19/22		500	482,473
LYB International Finance BV, Gtd. Notes	5.250	07/15/43		415	399,753
LyondellBasell Industries NV, Sr. Unsec’d. Notes	4.625	02/26/55		164	137,877
Mexichem SAB de CV (Mexico), Gtd. Notes, 144A	5.500	01/15/48		480	422,165
NOVA Chemicals Corp. (Canada), Sr. Unsec’d. Notes, 144A	5.250	06/01/27		4,625	4,174,063
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes	4.900	06/01/43		1,350	1,280,968
Sr. Unsec’d. Notes	6.125	01/15/41		170	181,931
PSPC Escrow Corp., Sr. Unsec’d. Notes	6.000	02/01/23	EUR	1,000	1,174,155
Sasol Financing International Ltd. (South Africa), Gtd. Notes	4.500	11/14/22		5,885	5,716,042

See Notes to Financial Statements.

36

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Chemicals (cont’d.)
SASOL Financing USA LLC (South Africa), Gtd. Notes	5.875%		03/27/24		500	$503,691
Sherwin-Williams Co. (The), Sr. Unsec’d. Notes	3.450		08/01/25		635	604,027

						37,101,295

Commercial Services 1.0%
ERAC USA Finance LLC,
Gtd. Notes, 144A	6.700		06/01/34		110	128,902
Gtd. Notes, 144A	7.000		10/15/37		1,725	2,107,276
Laureate Education, Inc., Gtd. Notes, 144A(a)	8.250		05/01/25		6,350	6,778,625
Nexi Capital SpA (Italy), Sec’d. Notes, 144A	4.125		11/01/23	EUR	2,950	3,344,955
Nielsen Co. Luxembourg SARL (The), Gtd. Notes, 144A	5.500		10/01/21		1,675	1,683,375
SNCF Reseau EPIC (France), Sr. Unsec’d. Notes, EMTN	2.000		10/13/20		2,200	2,150,368
United Rentals North America, Inc.,
Gtd. Notes(a)	4.875		01/15/28		4,554	4,102,926
Gtd. Notes	5.500		05/15/27		1,600	1,518,000
Western Union Co. (The), Sr. Unsec’d. Notes, 3 Month LIBOR + 0.800%	3.110	(c)	05/22/19		4,300	4,309,447

						26,123,874

Computers 0.1%
Everi Payments, Inc., Gtd. Notes, 144A	7.500		12/15/25		2,325	2,313,375
NCR Corp., Gtd. Notes	6.375		12/15/23		790	788,025

						3,101,400

Distribution/Wholesale 0.1%
Global Partners LP/GLP Finance Corp., Gtd. Notes	6.250		07/15/22		2,425	2,382,562

Diversified Financial Services 0.2%
CPPIB Capital, Inc. (Canada), Gtd. Notes, 144A, MTN	3.125		09/25/23		1,000	993,692

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	37

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
Grain Spectrum Funding II LLC, Sec’d. Notes, 144A	3.290%	10/10/34	728	$724,634
International Lease Finance Corp., Sr. Unsec’d. Notes	6.250	05/15/19	25	25,399
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500	01/20/43	175	175,079
Nationstar Mortgage Holdings, Inc., Gtd. Notes, 144A	8.125	07/15/23	2,450	2,492,875
Navient Corp.,
Sr. Unsec’d. Notes, MTN	4.875	06/17/19	970	973,637
Sr. Unsec’d. Notes, MTN	5.500	01/15/19	185	185,694

				5,571,010

Electric 1.2%
AES Panama SRL (Panama), Sr. Unsec’d. Notes, 144A	6.000	06/25/22	3,015	3,094,928
Calpine Corp.,
Sr. Unsec’d. Notes(a)	5.375	01/15/23	1,080	1,023,300
Sr. Unsec’d. Notes(a)	5.750	01/15/25	9,775	8,734,451
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	4.875	01/15/24	1,350	1,330,438
Duke Energy Carolinas LLC, First Mortgage	4.000	09/30/42	50	46,679
Eskom Holdings SOC Ltd. (South Africa), Gov’t. Gtd. Notes, 144A, MTN	6.350	08/10/28	1,225	1,180,349
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450	07/15/44	800	849,464
Hydro-Quebec (Canada),
Local Gov’t. Gtd. Notes	8.400	01/15/22	1,000	1,139,607
Local Gov’t. Gtd. Notes	8.500	12/01/29	1,055	1,493,845
NextEra Energy Capital Holdings, Inc., Gtd. Notes	3.625	06/15/23	1,575	1,553,411
NRG Energy, Inc., Gtd. Notes(a)	6.250	05/01/24	1,248	1,274,058
South Carolina Electric & Gas Co., First Mtge.	4.350	02/01/42	130	122,460
Vistra Energy Corp., Gtd. Notes	7.375	11/01/22	6,925	7,184,687

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Electric (cont’d.)
Vistra Operations Co. LLC, Gtd. Notes, 144A	5.500%	09/01/26		2,925	$2,881,125
Westar Energy, Inc., First Mtge.	4.100	04/01/43		325	308,408

					32,217,210

Electrical Components & Equipment 0.1%
Energizer Gamma Acquisition BV, Sr. Sec’d. Notes, 144A	4.625	07/15/26	EUR	2,600	3,015,551

Electronics 0.3%
Jabil, Inc.,
Sr. Unsec’d. Notes	4.700	09/15/22		80	80,152
Sr. Unsec’d. Notes	5.625	12/15/20		5,400	5,567,400
Sensata Technologies BV, Gtd. Notes, 144A	5.000	10/01/25		2,750	2,653,750

					8,301,302

Energy-Alternate Sources 0.1%
Neerg Energy Ltd. (Mauritius), Sr. Sec’d. Notes	6.000	02/13/22		850	798,126
Rio Energy SA/UGEN SA/UENSA SA (Argentina), Sr. Sec’d. Notes, 144A	6.875	02/01/25		3,220	2,535,750

					3,333,876

Entertainment 1.0%
AMC Entertainment Holdings, Inc.,
Gtd. Notes(a)	5.750	06/15/25		1,908	1,764,901
Gtd. Notes	5.875	11/15/26		400	367,000
Gtd. Notes	6.375	11/15/24	GBP	1,875	2,396,530
Caesars Resort Collection LLC/CRC Finco, Inc., Gtd. Notes, 144A(a)	5.250	10/15/25		4,025	3,745,766
Cinemark USA, Inc., Gtd. Notes	4.875	06/01/23		3,825	3,734,156
CPUK Finance Ltd. (United Kingdom),
Sec’d. Notes, 144A	4.250	02/28/47	GBP	550	705,622
Sec’d. Notes, 144A	4.875	02/28/47	GBP	200	254,862
Eldorado Resorts, Inc., Gtd. Notes	7.000	08/01/23		3,500	3,675,000

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	39

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Entertainment (cont’d.)
National CineMedia LLC,
Sr. Sec’d. Notes(a)	6.000%		04/15/22		2,000	$2,020,000
Sr. Unsec’d. Notes	5.750		08/15/26		2,925	2,764,125
Scientific Games International, Inc., Gtd. Notes	10.000		12/01/22		4,500	4,702,500

						26,130,462

Foods 0.4%
B&G Foods, Inc., Gtd. Notes	4.625		06/01/21		1,600	1,590,000
Ingles Markets, Inc., Sr. Unsec’d. Notes(a)	5.750		06/15/23		1,325	1,318,375
Matterhorn Merger Sub LLC/Matterhorn Finance Sub, Inc., Sr. Unsec’d. Notes, 144A	8.500		06/01/26		3,000	2,760,000
Picard Groupe SAS (France), Sr. Sec’d., 144A, 3 Month EURIBOR + 3.000%	3.000	(c)	11/30/23	EUR	2,075	2,320,858
Pilgrim’s Pride Corp., Gtd. Notes, 144A	5.750		03/15/25		2,425	2,261,313

						10,250,546

Forest Products & Paper 0.0%
Georgia-Pacific LLC,
Gtd. Notes, 144A	5.400		11/01/20		35	36,270
Sr. Unsec’d. Notes	7.375		12/01/25		400	478,344

						514,614

Gas 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Unsec’d. Notes	5.500		05/20/25		2,900	2,711,500
CenterPoint Energy Resources Corp., Sr. Unsec’d. Notes	5.850		01/15/41		700	784,532
Dominion Energy Gas Holdings LLC, Sr. Unsec’d. Notes	4.800		11/01/43		125	122,609
Southern Co. Gas Capital Corp., Gtd. Notes	4.400		06/01/43		1,375	1,276,845

						4,895,486

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Healthcare-Services 1.3%
Aetna, Inc.,
Sr. Unsec’d. Notes	2.750%	11/15/22		450	$431,618
Sr. Unsec’d. Notes	4.500	05/15/42		530	492,016
Anthem, Inc.,
Sr. Unsec’d. Notes	4.101	03/01/28		700	676,725
Sr. Unsec’d. Notes	4.650	01/15/43		120	113,333
Sr. Unsec’d. Notes	5.100	01/15/44		515	516,761
Catalent Pharma Solutions, Inc., Gtd. Notes, 144A	4.750	12/15/24	EUR	980	1,159,907
CHS/Community Health Systems, Inc., Sr. Sec’d. Notes(a)	5.125	08/01/21		650	615,875
Encompass Health Corp.,
Gtd. Notes	5.125	03/15/23		1,200	1,200,000
Gtd. Notes	5.750	11/01/24		2,900	2,892,750
Halfmoon Parent, Inc., Sr. Sec’d. Notes, 144A	4.375	10/15/28		3,990	3,902,377
HCA, Inc.,
Gtd. Notes(a)	5.375	02/01/25		4,500	4,528,125
Gtd. Notes	5.875	05/01/23		1,825	1,895,719
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes	3.200	02/01/22		25	24,625
Sr. Unsec’d. Notes	4.625	11/15/20		4,500	4,588,601
Memorial Sloan-Kettering Cancer Center, Sr. Unsec’d. Notes	4.125	07/01/52		75	70,674
Select Medical Corp., Gtd. Notes	6.375	06/01/21		3,746	3,778,777
Tenet Healthcare Corp.,
Sr. Unsec’d. Notes	6.750	06/15/23		200	198,750
Sr. Unsec’d. Notes(a)	7.000	08/01/25		4,300	4,217,741
Sr. Unsec’d. Notes	8.125	04/01/22		1,475	1,535,844

					32,840,218

Home Builders 2.0%
Beazer Homes USA, Inc., Gtd. Notes	8.750	03/15/22		7,550	7,606,625
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), Gtd. Notes, 144A	6.125	07/01/22		5,000	4,875,000
KB Home, Gtd. Notes	7.500	09/15/22		3,425	3,613,375

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	41

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Home Builders (cont’d.)
M/I Homes, Inc., Gtd. Notes	6.750%	01/15/21		5,850	$5,864,625
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A(a)	6.500	10/01/25		2,500	2,350,000
Sr. Unsec’d. Notes, 144A	6.875	12/15/23		4,000	3,895,000
Meritage Homes Corp.,
Gtd. Notes	5.125	06/06/27		3,692	3,248,960
Gtd. Notes	6.000	06/01/25		1,275	1,239,938
New Home Co., Inc. (The), Gtd. Notes	7.250	04/01/22		2,500	2,475,000
PulteGroup, Inc., Gtd. Notes	5.500	03/01/26		4,000	3,920,000
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., Gtd. Notes, 144A	5.250	04/15/21		6,700	6,674,875
William Lyon Homes, Inc., Gtd. Notes	5.875	01/31/25		7,625	6,719,531

					52,482,929

Home Furnishings 0.1%
Tempur Sealy International, Inc., Gtd. Notes	5.500	06/15/26		2,700	2,470,500

Household Products/Wares 0.1%
Diamond BC BV, Sr. Unsec’d. Notes(a)	5.625	08/15/25	EUR	2,125	2,263,669

Housewares 0.1%
Newell Brands, Inc., Sr. Unsec’d. Notes	5.500	04/01/46		2,000	1,724,142

Insurance 0.7%
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes	5.950	10/15/36		215	240,011
Sr. Unsec’d. Notes	6.100	10/01/41		280	320,747
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	4.250	06/15/23		1,975	1,981,355
Gtd. Notes, 144A	4.850	08/01/44		1,000	964,296
Gtd. Notes, 144A	4.950	05/01/22		75	77,212

See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Insurance (cont’d.)
Liberty Mutual Group, Inc., (cont’d.) Gtd. Notes, 144A	6.500%	05/01/42		1,530	$1,782,588
Lincoln National Corp., Sr. Unsec’d. Notes	7.000	06/15/40		695	854,476
Markel Corp.,
Sr. Unsec’d. Notes	4.900	07/01/22		2,020	2,075,438
Sr. Unsec’d. Notes	5.000	03/30/43		3,125	3,020,852
Nuveen Finance LLC, Sr. Unsec’d. Notes, 144A	2.950	11/01/19		1,720	1,716,642
Principal Financial Group, Inc., Gtd. Notes	4.350	05/15/43		975	895,584
Swiss Re Treasury US Corp. (Switzerland), Gtd. Notes, 144A	4.250	12/06/42		795	750,562
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A	4.270	05/15/47		640	599,385
Sub. Notes, 144A	4.900	09/15/44		1,950	2,013,066
Sub. Notes, 144A	6.850	12/16/39		54	69,249
W.R. Berkley Corp., Sr. Unsec’d. Notes	4.625	03/15/22		1,435	1,468,119

					18,829,582

Internet 0.0%
Netflix, Inc., Sr. Unsec’d. Notes	3.625	05/15/27	EUR	850	954,323

Iron/Steel 0.0%
Vale Overseas Ltd. (Brazil), Gtd. Notes	6.250	08/10/26		404	431,783

Leisure Time 0.1%
Silversea Cruise Finance Ltd., Sr. Sec’d. Notes, 144A	7.250	02/01/25		2,225	2,397,460

Lodging 0.5%
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Sr. Sec’d. Notes, 144A(a)	6.750	11/15/21		6,500	6,670,625
Marriott International, Inc., Sr. Unsec’d. Notes	3.250	09/15/22		75	73,304

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	43

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Lodging (cont’d.)
Marriott International, Inc., (cont’d.)
Sr. Unsec’d. Notes	7.150%	12/01/19	550	$570,449
MGM Resorts International, Gtd. Notes	6.000	03/15/23	3,600	3,654,000
Sands China Ltd. (Macau), Sr. Unsec’d. Notes, 144A	5.125	08/08/25	1,000	980,534
Studio City Co., Ltd. (Hong Kong),
Sr. Sec’d. Notes	7.250	11/30/21	500	512,500
Sr. Sec’d. Notes, 144A	7.250	11/30/21	1,200	1,230,000

				13,691,412

Machinery-Diversified 0.0%
Xylem, Inc., Sr. Unsec’d. Notes	4.875	10/01/21	50	51,513

Media 1.7%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.125	05/01/23	2,625	2,611,875
Sr. Unsec’d. Notes, 144A	5.375	05/01/25	1,115	1,091,306
Sr. Unsec’d. Notes, 144A	5.875	05/01/27	5,075	4,986,187
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.125	12/15/21	5,500	5,485,040
Sr. Unsec’d. Notes, 144A	5.125	12/15/21	706	704,080
Sr. Unsec’d. Notes, 144A	7.500	04/01/28	3,625	3,757,204
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	6.384	10/23/35	1,525	1,574,903
Sr. Sec’d. Notes	6.834	10/23/55	485	505,342
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes	6.500	11/15/22	1,145	1,149,294
Gtd. Notes	6.500	11/15/22	365	370,548
Gtd. Notes(a)	7.625	03/15/20	3,200	3,196,000
Comcast Corp.,
Gtd. Notes(h)	4.150	10/15/28	2,605	2,583,596
Gtd. Notes	4.250	10/15/30	890	877,813
Discovery Communications LLC, Gtd. Notes	5.000	09/20/37	957	893,216
DISH DBS Corp., Gtd. Notes(a)	7.750	07/01/26	7,300	6,533,500

See Notes to Financial Statements.

44

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Media (cont’d.)
Liberty Interactive LLC, Sr. Unsec’d. Notes(a)	8.250%		02/01/30		800	$836,000
TEGNA, Inc., Gtd. Notes, 144A	4.875		09/15/21		1,625	1,616,875
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	6.750		09/15/22		1,292	1,317,840
Videotron Ltd. (Canada),
Gtd. Notes(a)	5.000		07/15/22		3,000	2,996,250
Gtd. Notes, 144A(a)	5.375		06/15/24		865	863,919
Warner Media LLC, Gtd. Notes	3.800		02/15/27		1,350	1,264,939

						45,215,727

Mining 0.0%
Constellium NV, Gtd. Notes	4.250		02/15/26	EUR	500	552,589

Miscellaneous Manufacturing 0.1%
Actuant Corp., Gtd. Notes(a)	5.625		06/15/22		3,075	3,082,687

Multi-National 0.1%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	4.375		06/15/22		2,000	2,047,540

Oil & Gas 1.5%
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes	4.637	(s)	10/10/36		3,000	1,241,593
Sr. Unsec’d. Notes	6.450		09/15/36		750	812,241
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	4.450		09/15/42		1,070	887,938
Sr. Unsec’d. Notes	5.400		06/15/47		2,645	2,479,508
CNX Resources Corp., Gtd. Notes	5.875		04/15/22		2,000	1,963,760
Concho Resources, Inc., Gtd. Notes	4.875		10/01/47		275	259,930
Denbury Resources, Inc., Gtd. Notes(a)	5.500		05/01/22		2,000	1,730,000
Endeavor Energy Resources LP/EER Finance, Inc., Sr. Unsec’d. Notes, 144A	5.500		01/30/26		2,700	2,774,250

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	45

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Gazprom OAO Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes	5.999%	01/23/21		2,000	$2,048,760
Sr. Unsec’d. Notes, 144A	4.950	07/19/22		730	731,513
Sr. Unsec’d. Notes, 144A	6.510	03/07/22		3,420	3,579,187
Harvest Operations Corp. (South Korea), Gtd. Notes, 144A	4.200	06/01/23		1,640	1,656,187
HPCL-Mittal Energy Ltd. (India), Sr. Unsec’d. Notes(a)	5.250	04/28/27		1,478	1,296,468
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, 144A	3.875	04/19/22		1,520	1,505,238
MEG Energy Corp. (Canada), Gtd. Notes, 144A	7.000	03/31/24		2,000	1,965,000
Noble Energy, Inc., Sr. Unsec’d. Notes	4.150	12/15/21		500	503,595
Petrobras Global Finance BV (Brazil),
Gtd. Notes	5.299	01/27/25		975	929,906
Gtd. Notes	5.750	02/01/29		1,275	1,176,634
Gtd. Notes	6.125	01/17/22		68	70,465
Gtd. Notes	7.375	01/17/27		560	580,356
Gtd. Notes	8.375	05/23/21		1,016	1,105,662
Petroleos Mexicanos (Mexico),
Gtd. Notes	6.500	03/13/27		1,550	1,500,400
Gtd. Notes, 144A	5.350	02/12/28		575	512,268
Petroleum Co. of Trinidad & Tobago Ltd. (Trinidad & Tobago), Sr. Unsec’d. Notes	9.750	08/14/19		1,915	1,787,652
Sinopec Group Overseas Development 2014 Ltd. (China), Gtd. Notes	2.750	04/10/19		1,000	997,843
Sinopec Group Overseas Development 2017 Ltd. (China), Gtd. Notes, 144A	2.250	09/13/20		4,350	4,248,249

					38,344,603

Oil & Gas Services 0.0%
Cameron International Corp., Gtd. Notes	5.950	06/01/41		100	111,407

Packaging & Containers 0.6%
Crown European Holdings SA, Gtd. Notes, 144A	2.875	02/01/26	EUR	5,050	5,591,155

See Notes to Financial Statements.

46

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Packaging & Containers (cont’d.)
Horizon Parent Holdings Sarl (France), Sr. Sec’d. Notes, 144A, Cash coupon 8.250% or PIK 9.00%	8.250%	02/15/22	EUR	825	$966,669
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes(a)	5.750	10/15/20		6,784	6,783,754
WestRock RKT Co.,
Gtd. Notes	4.450	03/01/19		35	35,165
Gtd. Notes	4.900	03/01/22		1,190	1,229,165

					14,605,908

Pharmaceuticals 0.6%
AbbVie, Inc., Sr. Unsec’d. Notes	4.500	05/14/35		4,085	3,767,538
Allergan Funding SCS, Gtd. Notes	4.550	03/15/35		4,155	3,913,814
Bausch Health Cos., Inc., Gtd. Notes, 144A(a)	6.125	04/15/25		1,075	988,678
CVS Health Corp.,
Sr. Unsec’d. Notes	4.780	03/25/38		140	134,710
Sr. Unsec’d. Notes(a)	5.050	03/25/48		690	672,792
Sr. Unsec’d. Notes	5.125	07/20/45		1,315	1,289,857
Sr. Unsec’d. Notes	5.300	12/05/43		475	476,492
Mylan NV, Gtd. Notes	5.250	06/15/46		520	447,889
Rossini Sarl (Italy), First Lien, 144A	6.750	10/30/25	EUR	2,875	3,313,337

					15,005,107

Pipelines 0.7%
DCP Midstream Operating LP, Gtd. Notes, 144A	5.350	03/15/20		227	229,554
Energy Transfer Operating LP,
Gtd. Notes	5.300	04/15/47		125	112,379
Gtd. Notes(a)	6.000	06/15/48		180	178,368
Enterprise Products Operating LLC, Gtd. Notes	4.950	10/15/54		2,700	2,398,016
Fermaca Enterprises S de RL de CV (Mexico), Sr. Sec’d. Notes, 144A	6.375	03/30/38		528	538,360
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.200	12/01/42		125	105,932

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	47

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Magellan Midstream Partners LP, (cont’d.)
Sr. Unsec’d. Notes(a)	4.250%	02/01/21		1,950	$1,975,116
Sr. Unsec’d. Notes	5.150	10/15/43		1,350	1,354,880
MPLX LP, Sr. Unsec’d. Notes	5.200	03/01/47		145	137,140
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A	4.375	08/15/22		150	148,125
Sr. Unsec’d. Notes, 144A	4.875	08/15/27		500	481,250
ONEOK, Inc., Gtd. Notes	4.950	07/13/47		1,060	1,002,019
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	5.625	04/15/20		3,700	3,780,290
Sr. Unsec’d. Notes, 144A	6.875	04/15/40		1,850	2,011,875
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Gtd. Notes, 144A	5.500	01/15/28		1,875	1,853,550
Western Gas Partners LP,
Sr. Unsec’d. Notes	4.000	07/01/22		75	74,359
Sr. Unsec’d. Notes	5.300	03/01/48		910	795,584

					17,176,797

Real Estate 0.2%
Five Point Operating Co. LP/Five Point Capital Corp., Gtd. Notes, 144A	7.875	11/15/25		2,475	2,451,982
Greystar Real Estate Partners LLC, Sr. Sec’d. Notes, 144A	5.750	12/01/25		1,750	1,697,500
WeWork Cos., Inc., Gtd. Notes, 144A(a)	7.875	05/01/25		1,475	1,353,313

					5,502,795

Real Estate Investment Trusts (REITs) 0.6%
Globalworth Real Estate Investments Ltd. (Romania), Sr. Unsec’d. Notes, EMTN	3.000	03/29/25	EUR	3,750	4,237,060
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., Gtd. Notes	4.500	09/01/26		675	610,875
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	3.325	03/24/25	EUR	3,775	4,360,365
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes	5.375	06/01/23		1,965	1,955,175

See Notes to Financial Statements.

48

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
Sabra Health Care LP/Sabra Capital Corp., (cont’d.)
Gtd. Notes	5.500%	02/01/21	1,500	$1,519,687
Trust F/1401 (Mexico), Sr. Unsec’d. Notes, 144A	5.250	12/15/24	2,000	1,993,520

				14,676,682

Retail 1.0%
Brinker International, Inc., Gtd. Notes, 144A	5.000	10/01/24	1,000	940,000
Golden Nugget, Inc., Sr. Unsec’d. Notes, 144A	6.750	10/15/24	5,951	5,936,123
Grupo Unicomer Co. Ltd. (El Salvador), Gtd. Notes, 144A	7.875	04/01/24	1,797	1,873,390
L Brands, Inc.,
Gtd. Notes(a)	5.625	02/15/22	6,205	6,267,050
Gtd. Notes	5.625	10/15/23	1,225	1,211,280
Macy’s Retail Holdings, Inc., Gtd. Notes	4.300	02/15/43	705	499,193
PetSmart, Inc., Sr. Sec’d. Notes, 144A	5.875	06/01/25	1,775	1,384,500
Rite Aid Corp., Gtd. Notes, 144A(a)	6.125	04/01/23	2,675	2,272,078
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	5.500	11/01/23	1,500	1,443,750
Gtd. Notes(a)	5.625	12/01/25	5,000	4,643,500

				26,470,864

Savings & Loans 0.0%
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650	12/06/22	325	320,889

Semiconductors 0.2%
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes	3.875	01/15/27	2,905	2,667,485
Micron Technology, Inc., Sr. Unsec’d. Notes	5.500	02/01/25	2,100	2,134,398

				4,801,883

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	49

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Software 0.8%
First Data Corp., Gtd. Notes, 144A	7.000%	12/01/23		6,150	$6,377,550
Infor US, Inc., Gtd. Notes	5.750	05/15/22	EUR	1,800	2,092,786
InterXion Holding NV (Netherlands), Gtd. Notes, 144A	4.750	06/15/25	EUR	9,600	11,335,501

					19,805,837

Telecommunications 1.4%
Bharti Airtel International Netherlands BV (India), Gtd. Notes, 144A	5.125	03/11/23		3,725	3,613,190
CenturyLink, Inc., Sr. Unsec’d. Notes, Ser. V	5.625	04/01/20		3,000	3,037,500
CommScope Technologies LLC, Gtd. Notes, 144A(a)	6.000	06/15/25		1,225	1,191,313
CommScope, Inc., Gtd. Notes, 144A	5.000	06/15/21		2,275	2,267,606
Digicel Group Ltd. (Jamaica), Sr. Unsec’d. Notes	8.250	09/30/20		1,500	1,072,515
Digicel Ltd. (Jamaica), Gtd. Notes, 144A	6.750	03/01/23		2,050	1,645,125
Level 3 Financing, Inc., Gtd. Notes	6.125	01/15/21		3,500	3,508,750
Sprint Capital Corp., Gtd. Notes	8.750	03/15/32		5,525	6,036,062
Sprint Communications, Inc., Gtd. Notes, 144A	7.000	03/01/20		5,900	6,113,875
Veon Holdings BV (Netherlands), Sr. Unsec’d. Notes, 144A	4.950	06/16/24		3,500	3,312,995
Wind Tre SpA (Italy),
Sr. Sec’d. Notes	3.125	01/20/25	EUR	1,600	1,649,130
Sr. Sec’d. Notes, 144A	2.625	01/20/23	EUR	1,375	1,447,624
Sr. Sec’d. Notes, 144A	3.125	01/20/25	EUR	3,000	3,092,118

					37,987,803

Textiles 0.0%
Mohawk Industries, Inc., Sr. Unsec’d. Notes	3.850	02/01/23		104	103,279

See Notes to Financial Statements.

50

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Transportation 0.2%
AP Moller-Maersk A/S (Denmark), Sr. Unsec’d. Notes, 144A	2.550%	09/22/19		2,450	$2,427,617
Moby SpA (Italy), Sr. Sec’d. Notes, 144A(a)	7.750	02/15/23	EUR	3,000	1,673,644

					4,101,261

Trucking & Leasing 0.1%
Avolon Holdings Funding Ltd. (Ireland), Gtd. Notes, 144A	5.500	01/15/23		3,000	2,985,000

Water 0.1%
Aegea Finance Sarl (Brazil), Gtd. Notes, 144A	5.750	10/10/24		3,015	2,901,968

TOTAL CORPORATE BONDS (cost $747,354,989)					726,816,200

MUNICIPAL BONDS 0.5%

California 0.3%
Bay Area Toll Authority, BABs, Revenue Bonds	6.263	04/01/49		550	727,386
Los Angeles Department of Water & Power,
BABs, Revenue Bonds,	6.574	07/01/45		585	782,730
BABs, Taxable, Revenue Bonds, Series SY	6.008	07/01/39		3,610	4,282,038
University of California,
BABs, Revenue Bonds,	5.770	05/15/43		390	456,725
Taxable, Revenue Bonds, Series AP	3.931	05/15/45		625	589,469
Taxable, Revenue Bonds, Series J	4.131	05/15/45		675	654,088

					7,492,436

Colorado 0.1%
Regional Transportation District, BABs, Revenue Bonds, Series 2010B	5.844	11/01/50		1,190	1,482,026

Illinois 0.0%
Chicago O’Hare International Airport, BABs, Revenue Bonds	6.395	01/01/40		360	453,542

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	51

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
MUNICIPAL BONDS (Continued)

New Jersey 0.1%
New Jersey State Turnpike Authority, BABs, Revenue Bonds, Series F	7.414%		01/01/40	2,000	$2,787,960
Rutgers State University, BABs, Revenue Bonds	5.665		05/01/40	200	230,870

					3,018,830

New York 0.0%
New York City Water & Sewer System, BABs, Taxable, Revenue Bonds	5.882		06/15/44	400	498,448

Ohio 0.0%
Ohio State University (The), Taxable, Revenue Bonds, Series A	4.800		06/01/2111	180	183,370

Texas 0.0%
City Public Service Board of San Antonio, Taxable, Revenue Bonds	4.427		02/01/42	120	125,372

TOTAL MUNICIPAL BONDS (cost $13,683,440)					13,254,024

RESIDENTIAL MORTGAGE-BACKED SECURITIES 4.5%
Banc of America Funding Corp.,
Series 2014-R02, Class 2A1, 144A, 1 Month LIBOR + 0.210%	2.504	(c)	05/26/37	1,587	1,573,893
Series 2015-R03, Class 1A1, 144A, 1 Month LIBOR + 0.190%	2.471	(c)	03/27/36	9,344	9,155,628
Series 2015-R03, Class 6A1, 144A, 1 Month LIBOR + 0.170%	2.451	(c)	05/27/36	2,013	1,991,021
Series 2015-R04, Class 4A1, 144A	3.500	(cc)	01/27/30	1,851	1,831,712
Banc of America Funding Trust, Series 2014-R05, Class 1A1, 144A, 6 Month LIBOR + 1.500%	4.092	(c)	09/26/45	2,547	2,608,930
Bellemeade Re Ltd.,
Series 2017-01, Class M1, 144A, 1 Month LIBOR + 1.700%	3.981	(c)	10/25/27	912	917,072
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600%	3.881	(c)	04/25/28	2,147	2,158,201
Series 2018-02A, Class M1B, 144A, 1 Month LIBOR + 1.350%	3.631	(c)	08/25/28	1,200	1,203,756
Series 2018-02A, Class M1C, 144A, 1 Month LIBOR + 1.600%	3.881	(c)	08/25/28	1,200	1,208,208

See Notes to Financial Statements.

52

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Bellemeade Re Ltd., (cont’d.)
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	4.130	%(c)	10/25/27	3,290	$3,289,990
Chase Mortgage Finance Trust Series, Series 2007-A1, Class 1A3	4.161	(cc)	02/25/37	159	161,538
CHL Mortgage Pass-Through Trust, Series 2007-17, Class 2A1	6.500		10/25/37	3,609	2,741,441
CIM Trust,
Series 2017-03, Class A1, 144A, 1 Month LIBOR + 2.000%	4.256	(c)	01/25/57	6,566	6,689,247
Series 2017-06, Class A1, 144A	3.015	(cc)	06/25/57	2,085	2,000,933
Series 2017-08, Class A1, 144A	3.000	(cc)	12/25/65	4,590	4,478,618
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA01, Class M3, 1 Month LIBOR + 3.300%	5.581	(c)	10/25/27	2,000	2,237,041
GSMSC Resecuritization Trust,
Series 2015-03R, Class 1A1, 144A, 1 Month LIBOR + 0.140%	2.421	(c)	01/26/37	1,981	1,953,917
Series 2015-03R, Class 1A2, 144A, 1 Month LIBOR + 0.140%	2.421	(c)	01/26/37	1,670	1,598,617
Series 2015-03R, Class 2A1, 144A, 1 Month LIBOR + 0.140%	2.421	(c)	10/26/36	3,121	3,062,364
Series 2015-03R, Class 2A2, 144A, 1 Month LIBOR + 0.140%	2.421	(c)	10/26/36	1,400	1,341,210
Home Re Ltd., Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.600%	3.830	(c)	10/25/28	1,860	1,859,918
JPMorgan Mortgage Trust,
Series 2007-A01, Class 4A1	4.574	(cc)	07/25/35	145	148,051
Series 2018-7FRB, Class A2, 144A, 1 Month LIBOR + 0.750%	2.966	(c)	04/25/46	3,069	3,073,936
Lehman XS Trust, Series 2006-GP04, Class 1A1, 1 Month LIBOR + 0.205%	2.486	(c)	08/25/46	1,701	1,684,551
LSTAR Securities Investment Ltd.,
Series 2017-05, Class A, 144A, 1 Month LIBOR + 2.000%	4.256	(c)	05/01/22	1,824	1,821,694
Series 2017-08, Class A, 144A, 1 Month LIBOR + 1.650%	3.906	(c)	11/01/22	1,407	1,415,668
Series 2017-09, Class A, 144A, 1 Month LIBOR + 1.550%	3.806	(c)	12/01/22	434	433,622

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	53

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
LSTAR Securities Investment Trust,
Series 2017-06, Class A, 144A, 1 Month LIBOR + 1.750%	4.006	%(c)	09/01/22		1,522	$1,529,999
Series 2018-02, Class A1, 144A, 1 Month LIBOR + 1.500%	3.756	(c)	04/01/23		8,224	8,229,052
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	3.031	(c)	01/25/48		5,749	5,749,254
Series 2018-RPL1, Class A1, 144A	3.500	(cc)	12/25/57		34,048	33,381,325
Oaktown Re Ltd., Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550%	3.831	(c)	07/25/28		1,500	1,501,810
Radnor RE Ltd.,
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.400%	3.681	(c)	03/25/28		2,350	2,353,723
Series 2018-01, Class M2, 144A, 1 Month LIBOR + 2.700%	4.981	(c)	03/25/28		1,240	1,256,930
Structured Asset Securities Corp., Series 2003-37A, Class 3A7	4.240	(cc)	12/25/33		622	620,116
Wells Fargo Mortgage Backed Securities Trust, Series 2004-EE, Class 2A1	4.443	(cc)	12/25/34		116	117,939

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $116,369,904)						117,380,925

SOVEREIGN BONDS 9.5%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes	4.625		01/11/23		2,800	2,366,000
Sr. Unsec’d. Notes	6.875		04/22/21		7,175	6,862,887
Sr. Unsec’d. Notes	7.820		12/31/33	EUR	1,064	1,088,005
Sr. Unsec’d. Notes	7.820		12/31/33	EUR	139	141,680
Unsec’d. Notes	5.000		01/15/27	EUR	3,970	3,462,739
Brazil Loan Trust 1 (Brazil), Gov’t. Gtd. Notes	5.477		07/24/23		3,686	3,717,593
Brazil Minas SPE via State of Minas Gerais (Brazil), Gov’t. Gtd. Notes	5.333		02/15/28		7,070	6,849,062
Costa Rica Government International Bond (Costa Rica), Bonds	4.370		05/22/19		2,000	1,987,530
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes	7.500		05/06/21		6,075	6,287,625
Sr. Unsec’d. Notes, 144A	6.000		07/19/28		1,200	1,189,500
Sr. Unsec’d. Notes, 144A	7.500		05/06/21		1,300	1,345,500

See Notes to Financial Statements.

54

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A	6.588%		02/21/28		430	$393,824
Sr. Unsec’d. Notes, 144A, MTN	4.750		04/16/26	EUR	2,985	3,164,501
Hellenic Republic Government Bond (Greece),
Bonds	0.000	(cc)	10/15/42	EUR	940,000	3,194,056
Bonds	3.000	(cc)	02/24/23	EUR	500	561,290
Bonds	3.000	(cc)	02/24/24	EUR	1,030	1,148,023
Bonds	3.000	(cc)	02/24/25	EUR	500	547,662
Bonds	3.000	(cc)	02/24/26	EUR	500	546,475
Bonds	3.000	(cc)	02/24/27	EUR	500	539,649
Bonds	3.000	(cc)	02/24/28	EUR	500	533,059
Bonds	3.000	(cc)	02/24/29	EUR	1,600	1,685,829
Bonds	3.000	(cc)	02/24/30	EUR	550	570,450
Bonds	3.000	(cc)	02/24/31	EUR	1,830	1,875,061
Bonds	3.000	(cc)	02/24/32	EUR	1,855	1,873,098
Bonds	3.000	(cc)	02/24/33	EUR	500	496,623
Bonds	3.000	(cc)	02/24/34	EUR	1,650	1,611,010
Bonds	3.000	(cc)	02/24/35	EUR	2,125	2,040,957
Bonds	3.000	(cc)	02/24/36	EUR	500	473,574
Bonds	3.000	(cc)	02/24/37	EUR	500	467,715
Bonds	3.000	(cc)	02/24/38	EUR	500	466,512
Bonds	3.000	(cc)	02/24/39	EUR	1,600	1,488,209
Bonds	3.000	(cc)	02/24/40	EUR	500	464,810
Bonds	3.000	(cc)	02/24/41	EUR	500	464,399
Bonds	3.000	(cc)	02/24/42	EUR	500	465,466
Bonds	3.500		01/30/23	EUR	3,385	3,862,755
Bonds	3.750		01/30/28	EUR	3,600	3,929,260
Bonds	4.000		01/30/37	EUR	2,500	2,460,765
Bonds	4.200		01/30/42	EUR	1,515	1,489,449
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes	5.200		07/17/34	EUR	5,485	6,195,157
Sr. Unsec’d. Notes	6.140		04/14/28	EUR	2,000	2,490,231
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes	6.250		01/29/20		10,600	10,944,500
Sr. Unsec’d. Notes	6.375		03/29/21		14,470	15,316,495
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	3.375		07/30/25	EUR	2,975	3,567,749
Sr. Unsec’d. Notes, EMTN	3.750		06/14/28	EUR	775	946,081
Iraq International Bond (Iraq), Sr. Unsec’d. Notes	6.752		03/09/23		4,715	4,589,864
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes	5.125		06/15/25	EUR	500	556,864

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	55

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)
Ivory Coast Government International Bond (Ivory Coast), (cont’d.)
Sr. Unsec’d. Notes, 144A	5.125%	06/15/25	EUR	2,250	$2,505,890
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes	1.750	11/13/18		1,000	999,690
Gov’t. Gtd. Notes	1.875	04/20/21		2,000	1,934,014
Gov’t. Gtd. Notes	2.125	06/01/20		200	196,866
Gov’t. Gtd. Notes	2.125	07/21/20		600	589,442
Gov’t. Gtd. Notes	2.500	06/01/22		4,200	4,076,763
Gov’t. Gtd. Notes	3.375	10/31/23		2,400	2,394,702
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A	3.375	09/27/23		2,200	2,188,419
Sr. Unsec’d. Notes, 144A, MTN	3.250	04/24/23		800	791,861
Sr. Unsec’d. Notes, EMTN	2.125	04/13/21		600	581,553
Japan International Cooperation Agency (Japan), Gov’t. Gtd. Notes	1.875	11/13/19		4,000	3,946,804
Kenya Government International Bond (Kenya), Sr. Unsec’d. Notes	6.875	06/24/24		3,005	2,923,589
Portugal Government International Bond (Portugal), Sr. Unsec’d. Notes, EMTN	5.125	10/15/24		65,228	67,757,542
Portugal Obrigacoes do Tesouro OT (Portugal), Sr. Unsec’d. Notes, 144A	3.875	02/15/30	EUR	1,515	2,013,502
Province of Alberta (Canada), Sr. Unsec’d. Notes	3.300	03/15/28		2,475	2,410,682
Province of Ontario (Canada), Sr. Unsec’d. Notes	3.400	10/17/23		2,335	2,339,306
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes, 144A	6.500	02/15/23		600	513,000
Sr. Unsec’d. Notes, 144A	9.950	06/09/21		1,650	1,612,380
Republic of Italy Government International Bond (Italy), Sr. Unsec’d. Notes	6.875	09/27/23		6,773	7,265,722
Saudi Government International Bond (Saudi Arabia), Sr. Unsec’d. Notes, 144A, MTN	4.000	04/17/25		1,325	1,301,055
Senegal Government International Bond (Senegal),
Sr. Unsec’d. Notes	4.750	03/13/28	EUR	1,600	1,689,180
Sr. Unsec’d. Notes, 144A	4.750	03/13/28	EUR	900	950,164
Serbia International Bond (Serbia), Unsec’d. Notes	5.875	12/03/18		2,000	2,003,420
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes	2.000	05/17/21		4,500	4,347,815
Sr. Unsec’d. Notes	2.125	05/20/19		3,000	2,987,973
Sr. Unsec’d. Notes	2.125	05/19/20		2,500	2,455,290

See Notes to Financial Statements.

56

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
SOVEREIGN BONDS (Continued)
Tokyo Metropolitan Government (Japan), (cont’d.)
Sr. Unsec’d. Notes, 144A	2.500%		06/08/22	1,000	$968,118
Sr. Unsec’d. Notes, 144A	3.250		06/01/23	1,000	992,226
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	5.625		03/30/21	1,450	1,413,669
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes	7.750		09/01/22	1,000	969,360
Sr. Unsec’d. Notes	7.750		09/01/26	4,760	4,302,183
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes	4.975		04/20/55	605	561,138

TOTAL SOVEREIGN BONDS (cost $255,579,405)					248,702,861

U.S. TREASURY OBLIGATIONS 3.6%
U.S. Treasury Bonds(h)(k)	2.500		02/15/45	38,760	32,668,926
U.S. Treasury Bonds(h)	2.500		05/15/46	4,110	3,444,052
U.S. Treasury Bonds	2.875		11/15/46	120	108,530
U.S. Treasury Bonds	3.125		05/15/48	19,180	18,189,533
U.S. Treasury Bonds	3.625		08/15/43	90	93,371
U.S. Treasury Notes	1.875		01/31/22	715	691,316
U.S. Treasury Notes	1.875		04/30/22	2,040	1,966,847
U.S. Treasury Notes	2.000		11/15/26	785	722,813
U.S. Treasury Notes	2.250		11/15/24	4,000	3,824,219
U.S. Treasury Notes	2.250		02/15/27	1,530	1,432,463
U.S. Treasury Notes	2.500		05/31/20	205	203,911
U.S. Treasury Notes	2.500		05/15/24	7,000	6,813,516
U.S. Treasury Notes(h)	2.875		08/15/28	7,405	7,229,420
U.S. Treasury Notes	3.000		10/31/25	5,510	5,482,450
U.S. Treasury Strips Coupon	2.143	(s)	11/15/28	1,820	1,313,540
U.S. Treasury Strips Coupon(k)	2.174	(s)	05/15/29	4,420	3,133,345
U.S. Treasury Strips Coupon	2.783	(s)	08/15/29	2,100	1,476,724
U.S. Treasury Strips Coupon	2.878	(s)	05/15/31	2,100	1,388,898
U.S. Treasury Strips Coupon(h)	3.042	(s)	11/15/35	4,200	2,366,697
U.S. Treasury Strips Coupon	3.202	(s)	08/15/40	4,200	1,989,055

TOTAL U.S. TREASURY OBLIGATIONS (cost $99,966,183)					94,539,626

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	57

Schedule of Investments (continued)

as of October 31, 2018

Description	Shares	Value
COMMON STOCK 0.1%

Oil, Gas & Consumable Fuels
Frontera Energy Corp. (Colombia)* (cost $2,719,465)	132,434	$1,725,615

TOTAL LONG-TERM INVESTMENTS (cost $2,347,604,553)		2,304,072,323

SHORT-TERM INVESTMENTS 13.1%

AFFILIATED MUTUAL FUNDS 10.5%
PGIM Core Ultra Short Bond Fund(w)	193,786,688	193,786,688
PGIM Institutional Money Market Fund (cost $80,234,245; includes $80,080,072 of cash collateral for securities on loan)(b)(w)	80,235,942	80,235,942

TOTAL AFFILIATED MUTUAL FUNDS (cost $274,020,933)		274,022,630

OPTIONS PURCHASED*~ 2.6%
(cost $79,635,477)		67,626,094

TOTAL SHORT-TERM INVESTMENTS (cost $353,656,410)		341,648,724

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 101.1% (cost $2,701,260,963)		2,645,721,047

OPTIONS WRITTEN*~ (2.6)%
(premiums received $66,394,378)		(67,467,473)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 98.5% (cost $2,634,866,585)		2,578,253,574
Other assets in excess of liabilities(z) 1.5%		39,979,105

NET ASSETS 100.0%		$2,618,232,679

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

A—Annual payment frequency for swaps

ABS—Asset-Backed Security

BABs—Build America Bonds

BROIS—Brazil Overnight Index Swap

CDO—Collateralized Debt Obligation

CDS—Credit Default Swap

CDX—Credit Derivative Index

See Notes to Financial Statements.

58

CLO—Collateralized Loan Obligation

CMBX—Commercial Mortgage-Backed Index

CMS—Constant Maturity Swap

CPI—Consumer Price Index

EMTN—Euro Medium Term Note

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

GMAC—General Motors Acceptance Corporation

GMTN—Global Medium Term Note

IO—Interest Only (Principal amount represents notional)

iTraxx—International Credit Derivative Index

JIBAR—Johannesburg Interbank Agreed Rate

L2—Level 2

L3—Level 3

LIBOR—London Interbank Offered Rate

M—Monthly payment frequency for swaps

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

PJSC—Public Joint-Stock Company

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trusts

S—Semiannual payment frequency for swaps

Strips—Separate Trading of Registered Interest and Principal of Securities

T—Swap payment upon termination

USOIS—United States Overnight Index Swap

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SAR—Saudi Arabian Riyal

SEK—Swedish Krona

SGD—Singapore Dollar

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	59

Schedule of Investments (continued)

as of October 31, 2018

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—US Dollar

ZAR—South African Rand

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $23,516,560 and 0.9% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $78,059,324; cash collateral of $80,080,072 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2018.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitment outstanding at October 31, 2018

Borrower	Principal Amount (000)	Current Value	Unrealized Appreciation	Unrealized Depreciation
Nidda Healthcare Holding AG (Germany), Facility CGBP, 4.500%, Maturity Date 8/21/24 (cost $2,210,191)	GBP 1,643	$2,105,000	$—	$(105,191)

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	47,045	$44,189
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	50,000	46,973
2-Year 10 CMS Curve CAP	Call	Bank of America	08/16/21	0.15%	—	114,350	105,425
2-Year 10 CMS Curve CAP	Call	Bank of America	08/20/21	0.15%	—	231,665	665,041

See Notes to Financial Statements.

60

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
2-Year 10 CMS Curve CAP	Call	Bank of America	09/13/21	0.14%	—		234,900	$252,802
Currency Option AUD vs JPY	Call	Morgan Stanley	11/25/20	92.00	—	AUD	70,000	401,657
Currency Option AUD vs USD	Call	Morgan Stanley	08/27/19	0.78	—	AUD	79,000	313,897
Currency Option EUR vs TRY	Call	Goldman Sachs International	11/28/18	10.00	—	EUR	30,000	640
Currency Option EUR vs TRY	Call	BNP Paribas	04/28/20	10.00	—	EUR	30,000	2,945,733
Currency Option EUR vs TRY	Call	Morgan Stanley	07/28/20	12.00	—	EUR	30,000	2,405,498
Currency Option EUR vs ZAR	Call	Morgan Stanley	01/31/19	28.00	—	EUR	34,000	4,397
Currency Option EUR vs ZAR	Call	Morgan Stanley	12/24/19	24.00	—	EUR	25,000	583,125
Currency Option USD vs BRL	Call	Deutsche Bank AG	12/10/18	6.50	—		74,000	42
Currency Option USD vs BRL	Call	Deutsche Bank AG	03/14/19	8.50	—		37,000	719
Currency Option USD vs BRL	Call	Deutsche Bank AG	12/20/19	5.00	—		30,000	381,934
Currency Option USD vs BRL	Call	Deutsche Bank AG	03/27/20	4.65	—		30,000	768,745
Currency Option USD vs CAD	Call	Bank of America	01/30/19	1.50	—		30,000	2,014
Currency Option USD vs CAD	Call	Bank of America	07/30/19	1.30	—		30,000	872,630
Currency Option USD vs CNH	Call	Morgan Stanley	03/27/19	8.25	—		36,000	31,717
Currency Option USD vs CNH	Call	Morgan Stanley	06/26/20	7.25	—		36,000	983,164
Currency Option USD vs INR	Call	BNP Paribas	11/30/18	82.50	—		37,000	913
Currency Option USD vs JPY	Call	Citibank NA	01/27/21	110.00	—		30,000	795,695
Currency Option USD vs JPY	Call	Morgan Stanley	01/27/21	110.00	—		7,000	185,662
Currency Option USD vs KRW	Call	Goldman Sachs International	12/20/19	1,200.00	—		30,000	618,239
Currency Option USD vs KRW	Call	BNP Paribas	12/20/19	1,350.00	—		60,000	463,568

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	61

Schedule of Investments (continued)

as of October 31, 2018

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option USD vs MXN	Call	Citibank NA	11/26/18	26.00	—		51,000	$1,276
Currency Option USD vs MXN	Call	BNP Paribas	11/26/18	25.00	—		23,000	1,402
Currency Option USD vs RUB	Call	Goldman Sachs International	01/11/19	95.00	—		33,000	8,902
Currency Option USD vs RUB	Call	Citibank NA	12/23/19	85.00	—		30,000	593,502
Currency Option USD vs TRY	Call	Morgan Stanley	12/14/18	9.00	—		36,000	7,464
Currency Option USD vs TRY	Call	Goldman Sachs International	12/23/19	6.00	—		30,000	5,222,082
Currency Option USD vs TRY	Call	Morgan Stanley	04/29/20	7.00	—		35,000	5,096,130
Currency Option USD vs TRY	Call	Deutsche Bank AG	06/29/20	9.00	—		36,000	2,993,824
Currency Option USD vs ZAR	Call	BNP Paribas	12/14/18	25.00	—		37,000	446
Currency Option USD vs ZAR	Call	Goldman Sachs International	04/26/19	25.00	—		39,000	46,538
Currency Option USD vs ZAR	Call	Morgan Stanley	12/24/19	14.00	—		30,000	3,797,618
Currency Option USD vs ZAR	Call	BNP Paribas	12/24/19	17.00	—		60,000	3,111,222
Currency Option USD vs ZAR	Call	Goldman Sachs International	09/28/20	17.00	—		39,000	3,340,438
Currency Option AUD vs JPY	Put	Deutsche Bank AG	11/27/18	60.00	—	AUD	180,000	71
Currency Option AUD vs JPY	Put	Morgan Stanley	01/29/20	82.00	—	AUD	180,000	10,432,068
Currency Option AUD vs JPY	Put	Deutsche Bank AG	01/29/20	73.00	—	AUD	360,000	7,796,534
Currency Option AUD vs JPY	Put	Deutsche Bank AG	02/26/20	76.00	—	AUD	180,000	5,738,012
Currency Option AUD vs USD	Put	Citibank NA	01/29/20	0.69	—	AUD	38,000	800,375
Currency Option EUR vs TRY	Put	JPMorgan Chase	02/26/19	4.60	—	EUR	24,000	1,194
Currency Option EUR vs TRY	Put	Goldman Sachs International	04/28/20	6.00	—	EUR	30,000	189,708
Currency Option EUR vs TRY	Put	BNP Paribas	07/28/20	7.00	—	EUR	30,000	557,731

See Notes to Financial Statements.

62

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option GBP vs USD	Put	Hong Kong & Shanghai Bank	04/25/19	1.00	—	GBP	31,500	$34,798
Currency Option GBP vs USD	Put	Hong Kong & Shanghai Bank	09/28/20	1.28	—	GBP	31,500	1,688,689
Currency Option USD vs BRL	Put	JPMorgan Chase	03/27/20	3.10	—		30,000	149,362
Currency Option USD vs BRL	Put	Deutsche Bank AG	06/26/20	3.50	—		36,000	881,335
Currency Option USD vs BRL	Put	Deutsche Bank AG	06/26/20	3.50	—		1,000	24,482
Currency Option USD vs BRL	Put	Deutsche Bank AG	08/27/20	3.50	—		37,000	935,369
Currency Option USD vs BRL	Put	Morgan Stanley	08/27/20	3.25	—		37,000	422,169
Currency Option USD vs CNH	Put	Morgan Stanley	06/26/19	6.00	—		36,000	6,393
Currency Option USD vs INR	Put	BNP Paribas	08/27/19	69.50	—		37,000	70,977
Currency Option USD vs JPY	Put	Morgan Stanley	01/07/19	91.00	—		37,000	957
Currency Option USD vs MXN	Put	BNP Paribas	08/27/19	17.00	—		23,000	35,212
Currency Option USD vs MXN	Put	Citibank NA	04/28/20	17.00	—		51,000	180,094
Currency Option USD vs TRY	Put	Goldman Sachs International	04/29/20	4.00	—		35,000	31,063
Currency Option USD vs TRY	Put	Morgan Stanley	06/29/20	5.00	—		36,000	156,259
Currency Option USD vs ZAR	Put	BNP Paribas	07/27/20	12.00	—		37,000	293,288

Total OTC Traded (cost $79,525,330)								$67,521,403

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.HY.31.V1, 12/20/23	Call	Bank of America	03/20/19	$107.50	5.00%(Q)	CDX.NA.HY. 31.V1(Q)	22,870	$21,413

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	63

Schedule of Investments (continued)

as of October 31, 2018

Options Purchased (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.HY.31.V1, 12/20/23	Call	Deutsche Bank AG	03/20/19	$107.50	5.00%(Q)	CDX.NA.HY. 31.V1(Q)	30,130	$28,210
CDX.NA.HY.31.V1, 12/20/23	Call	Bank of America	03/20/19	$106.50	5.00%(Q)	CDX.NA.HY. 31.V1(Q)	24,350	55,068

Total OTC Swaptions (cost $110,147)								$104,691

Total Options Purchased (cost $79,635,477)								$67,626,094

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option EUR vs TRY	Call	Morgan Stanley	11/28/18	10.00	—	EUR	30,000	$(640)
Currency Option EUR vs TRY	Call	Goldman Sachs International	04/28/20	10.00	—	EUR	30,000	(2,945,733)
Currency Option EUR vs TRY	Call	BNP Paribas	07/28/20	12.00	—	EUR	30,000	(2,405,498)
Currency Option EUR vs ZAR	Call	Deutsche Bank AG	12/24/19	24.00	—	EUR	25,000	(583,125)
Currency Option EUR vs ZAR	Call	Morgan Stanley	08/27/20	28.00	—	EUR	34,000	(963,170)
Currency Option USD vs BRL	Call	JPMorgan Chase	12/20/19	5.00	—		30,000	(381,934)
Currency Option USD vs BRL	Call	JPMorgan Chase	03/27/20	4.65	—		30,000	(768,745)
Currency Option USD vs BRL	Call	Deutsche Bank AG	07/27/20	6.50	—		74,000	(612,390)
Currency Option USD vs BRL	Call	Deutsche Bank AG	08/27/20	8.50	—		37,000	(130,639)
Currency Option USD vs CAD	Call	Bank of America	07/30/19	1.40	—		60,000	(411,075)
Currency Option USD vs CNH	Call	Morgan Stanley	06/26/20	7.75	—		72,000	(1,019,654)
Currency Option USD vs INR	Call	BNP Paribas	08/27/19	82.50	—		37,000	(388,363)
Currency Option USD vs KRW	Call	Goldman Sachs International	12/20/19	1,350.00	—		60,000	(463,568)
Currency Option USD vs KRW	Call	BNP Paribas	12/20/19	1,200.00	—		30,000	(618,239)

See Notes to Financial Statements.

64

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option USD vs MXN	Call	BNP Paribas	08/27/19	25.00	—		23,000	$(353,915)
Currency Option USD vs MXN	Call	Citibank NA	04/28/20	26.00	—		51,000	(1,480,585)
Currency Option USD vs RUB	Call	Goldman Sachs International	12/23/19	85.00	—		30,000	(593,502)
Currency Option USD vs RUB	Call	Citibank NA	03/30/20	95.00	—		33,000	(525,835)
Currency Option USD vs TRY	Call	Deutsche Bank AG	12/14/18	9.00	—		36,000	(7,464)
Currency Option USD vs TRY	Call	BNP Paribas	12/23/19	6.00	—		30,000	(5,222,082)
Currency Option USD vs TRY	Call	Goldman Sachs International	04/29/20	7.00	—		35,000	(5,096,130)
Currency Option USD vs TRY	Call	Morgan Stanley	06/29/20	9.00	—		36,000	(2,993,824)
Currency Option USD vs ZAR	Call	Morgan Stanley	12/24/19	17.00	—		60,000	(3,111,222)
Currency Option USD vs ZAR	Call	BNP Paribas	12/24/19	14.00	—		30,000	(3,797,618)
Currency Option USD vs ZAR	Call	BNP Paribas	07/27/20	25.00	—		37,000	(771,422)
Currency Option USD vs ZAR	Call	Goldman Sachs International	09/28/20	21.00	—		78,000	(3,287,616)
Currency Option AUD vs JPY	Put	Morgan Stanley	01/29/20	73.00	—	AUD	360,000	(7,796,534)
Currency Option AUD vs JPY	Put	Deutsche Bank AG	01/29/20	82.00	—	AUD	180,000	(10,432,068)
Currency Option AUD vs JPY	Put	Deutsche Bank AG	02/26/20	67.00	—	AUD	360,000	(4,369,981)
Currency Option AUD vs USD	Put	Morgan Stanley	01/29/20	0.69	—	AUD	38,000	(800,375)
Currency Option EUR vs TRY	Put	Morgan Stanley	04/28/20	6.00	—	EUR	30,000	(189,708)
Currency Option EUR vs TRY	Put	Morgan Stanley	07/28/20	7.00	—	EUR	30,000	(557,731)
Currency Option GBP vs USD	Put	Hong Kong & Shanghai Bank	09/28/20	1.16	—	GBP	63,000	(1,535,000)
Currency Option USD vs BRL	Put	Deutsche Bank AG	03/27/20	3.10	—		30,000	(149,362)
Currency Option USD vs BRL	Put	Morgan Stanley	08/27/20	3.50	—		37,000	(935,369)

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	65

Schedule of Investments (continued)

as of October 31, 2018

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option USD vs JPY	Put	Morgan Stanley	01/27/21	91.00	—		37,000	$(574,799)
Currency Option USD vs TRY	Put	Deutsche Bank AG	04/29/20	4.00	—		35,000	(31,063)
Currency Option USD vs TRY	Put	Deutsche Bank AG	06/29/20	5.00	—		36,000	(156,259)
Hellenic Republic, 3.75%, 01/30/28^	Put	Deutsche Bank AG	09/10/20	87.00	—	EUR	5,000	(30,885)
Lebanese Republic, 8.25%, 04/12/21^	Put	Deutsche Bank AG	04/08/19	$66.00	—		9,170	(10,687)

Total OTC Traded (premiums received $65,434,751)								$(66,503,809)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.HY.31.V1, 12/20/23	Put	BNP Paribas	11/21/18	$101.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)	23,500	$(13,894)
CDX.NA.HY.31.V1, 12/20/23	Put	Credit Suisse International	11/21/18	$100.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)	34,570	(16,224)
CDX.NA.HY.31.V1, 12/20/23	Put	Citibank NA	01/16/19	$94.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)	23,500	(19,657)
CDX.NA.HY.31.V1, 12/20/23	Put	BNP Paribas	01/16/19	$97.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)	11,580	(23,516)
CDX.NA.HY.31.V1, 12/20/23	Put	BNP Paribas	01/16/19	$101.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)	11,580	(53,023)
CDX.NA.HY.31.V1, 12/20/23	Put	Deutsche Bank AG	01/16/19	$98.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)	6,640	(16,356)
CDX.NA.HY.31.V1, 12/20/23	Put	Goldman Sachs International	02/20/19	$102.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)	4,430	(40,409)
CDX.NA.HY.31.V1, 12/20/23	Put	Goldman Sachs International	03/20/19	$99.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)	11,070	(78,533)
CDX.NA.HY.31.V1, 12/20/23	Put	Barclays Bank PLC	03/20/19	$100.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)	11,070	(92,680)
CDX.NA.HY.31.V1, 12/20/23	Put	Deutsche Bank AG	03/20/19	$98.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)	30,130	(181,352)
CDX.NA.HY.31.V1, 12/20/23	Put	Bank of America	03/20/19	$98.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)	22,870	(137,654)
iTraxx.XO.30.V1, 12/20/23	Put	Citibank NA	03/20/19	400.00	5.00%(Q)	iTraxx.XO. 30.V1(Q)	EUR 14,100	(104,710)

See Notes to Financial Statements.

66

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
iTraxx.XO.30.V1, 12/20/23	Put	Citibank NA	03/20/19	400.00	5.00%(Q)	iTraxx.XO. 30.V1(Q)	EUR 25,000	$(185,656)

Total OTC Swaptions (premiums received $959,627)								$(963,664)

Total Options Written (premiums received $66,394,378)								$(67,467,473)

Futures contracts outstanding at October 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
522	90 Day Euro Dollar	Dec. 2020	$126,317,475	$(357,336)
3,580	5 Year U.S. Treasury Notes	Dec. 2018	402,330,469	(2,499,220)
10,425	10 Year U.S. Treasury Notes	Dec. 2018	1,234,710,937	(11,310,371)
165	30 Year U.S. Ultra Treasury Bonds	Dec. 2018	24,621,094	(669,848)

				(14,836,775)

Short Positions:
522	90 Day Euro Dollar	Dec. 2021	126,363,150	244,239
998	2 Year U.S. Treasury Notes	Dec. 2018	210,234,938	(177,910)
240	5 Year Euro-Bobl	Dec. 2018	35,729,932	27,902
735	20 Year U.S. Treasury Notes	Dec. 2018	101,521,875	4,734,866
327	Euro Schatz. DUA Index	Dec. 2018	41,472,692	(3,996)

				4,825,101

				$(10,011,674)

Forward foreign currency exchange contracts outstanding at October 31, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/18/19	Morgan Stanley	AUD	3,395	$2,416,000	$2,406,873	$—	$(9,127)
Expiring 01/18/19	Toronto Dominion	AUD	4,173	2,980,000	2,958,267	—	(21,733)
Expiring 01/18/19	Toronto Dominion	AUD	3,433	2,452,000	2,433,494	—	(18,506)
Expiring 01/18/19	Toronto Dominion	AUD	2,181	1,555,000	1,546,284	—	(8,716)

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	67

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Australian Dollar (cont’d.),
Expiring 01/31/19	Deutsche Bank AG	AUD	1,233	$875,000	$874,310	$—	$(690)
Expiring 01/31/19	JPMorgan Chase	AUD	3,176	2,254,000	2,251,973	—	(2,027)
Expiring 01/31/19	UBS AG	AUD	2,053	1,454,000	1,455,650	1,650	—
Expiring 01/31/19	UBS AG	AUD	1,121	792,000	794,598	2,598	—
Expiring 08/29/19	Morgan Stanley	AUD	8,920	6,333,799	6,351,957	18,158	—
Expiring 01/31/20	Citibank NA	AUD	7,067	5,269,724	5,051,697	—	(218,027)
Expiring 01/31/20	Citibank NA	AUD	5,351	4,288,399	3,825,151	—	(463,248)
Expiring 11/30/20	Morgan Stanley	AUD	3,823	2,744,881	2,752,826	7,945	—
Brazilian Real,
Expiring 12/04/18	Barclays Bank PLC	BRL	3,495	947,000	936,151	—	(10,849)
Expiring 12/04/18	Hong Kong & Shanghai Bank	BRL	4,372	1,117,550	1,170,894	53,344	—
Expiring 12/04/18	JPMorgan Chase	BRL	5,519	1,482,000	1,478,120	—	(3,880)
Expiring 12/04/18	Morgan Stanley	BRL	6,510	1,603,193	1,743,438	140,245	—
Expiring 12/14/18	Citibank NA	BRL	5,925	1,414,000	1,585,769	171,769	—
Expiring 01/31/19	UBS AG	BRL	6,025	1,611,000	1,606,067	—	(4,933)
Expiring 02/25/19	Citibank NA	BRL	9,857	2,917,999	2,622,431	—	(295,568)
Expiring 09/30/19	JPMorgan Chase	BRL	10,454	2,980,000	2,723,551	—	(256,449)
Expiring 09/30/19	JPMorgan Chase	BRL	1,958	481,439	510,186	28,747	—
Expiring 12/24/19	Citibank NA	BRL	7,836	2,004,000	2,021,156	17,156	—
Expiring 12/24/19	Deutsche Bank AG	BRL	22,576	5,602,000	5,823,360	221,360	—
Expiring 03/31/20	Deutsche Bank AG	BRL	42,866	10,500,000	10,923,431	423,431	—
Expiring 06/30/20	Deutsche Bank AG	BRL	47,619	10,804,000	11,996,587	1,192,587	—
Expiring 06/30/20	Morgan Stanley	BRL	3,245	796,000	817,588	21,588	—
Expiring 08/31/20	Morgan Stanley	BRL	14,942	3,669,000	3,734,779	65,779	—
British Pound,
Expiring 01/25/19	Toronto Dominion	GBP	1,662	2,139,000	2,135,036	—	(3,964)
Expiring 01/25/19	Toronto Dominion	GBP	1,424	1,828,000	1,828,995	995	—
Expiring 01/25/19	Toronto Dominion	GBP	674	875,000	866,155	—	(8,845)

See Notes to Financial Statements.

68

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Canadian Dollar,
Expiring 01/18/19	Citibank NA	CAD	7,526	$5,785,654	$5,726,322	$—	$(59,332)
Expiring 01/18/19	Citibank NA	CAD	6,737	5,172,500	5,126,006	—	(46,494)
Expiring 01/18/19	Goldman Sachs International	CAD	7,787	5,953,300	5,925,223	—	(28,077)
Expiring 01/18/19	Toronto Dominion	CAD	3,032	2,318,000	2,307,239	—	(10,761)
Expiring 01/18/19	Toronto Dominion	CAD	2,934	2,241,000	2,232,377	—	(8,623)
Expiring 01/18/19	Toronto Dominion	CAD	2,617	2,002,999	1,991,503	—	(11,496)
Expiring 01/18/19	Toronto Dominion	CAD	2,150	1,645,000	1,636,074	—	(8,926)
Expiring 01/18/19	Toronto Dominion	CAD	1,835	1,400,000	1,396,595	—	(3,405)
Expiring 01/31/19	Toronto Dominion	CAD	1,322	1,010,495	1,006,110	—	(4,385)
Expiring 01/31/19	UBS AG	CAD	633	483,000	481,739	—	(1,261)
Expiring 07/31/19	Bank of America	CAD	2,377	1,918,000	1,813,652	—	(104,348)
Expiring 07/31/19	JPMorgan Chase	CAD	2,483	1,904,400	1,894,566	—	(9,834)
Chilean Peso,
Expiring 12/19/18	JPMorgan Chase	CLP	1,693,931	2,536,500	2,435,664	—	(100,836)
Expiring 12/19/18	Morgan Stanley	CLP	1,226,381	1,758,000	1,763,385	5,385	—
Expiring 12/19/18	Morgan Stanley	CLP	588,875	875,000	846,730	—	(28,270)
Expiring 12/19/18	Morgan Stanley	CLP	572,697	867,000	823,468	—	(43,532)
Expiring 12/19/18	Morgan Stanley	CLP	397,680	597,028	571,815	—	(25,213)
Expiring 12/19/18	UBS AG	CLP	1,619,750	2,356,000	2,329,001	—	(26,999)
Expiring 12/19/18	UBS AG	CLP	1,287,036	1,925,000	1,850,599	—	(74,401)
Chinese Renminbi,
Expiring 06/28/19	Citibank NA	CNH	7,363	1,051,104	1,046,131	—	(4,973)
Expiring 02/28/20	Citibank NA	CNH	10,395	1,476,014	1,478,651	2,637	—
Expiring 02/28/20	Morgan Stanley	CNH	52,459	8,078,000	7,462,265	—	(615,735)
Colombian Peso,
Expiring 12/14/18	Citibank NA	COP	7,156,241	2,265,350	2,218,485	—	(46,865)
Expiring 12/14/18	JPMorgan Chase	COP	6,863,810	2,145,363	2,127,829	—	(17,534)
Czech Koruna,
Expiring 01/25/19	JPMorgan Chase	CZK	21,362	957,000	940,407	—	(16,593)
Expiring 01/25/19	UBS AG	CZK	50,511	2,262,000	2,223,669	—	(38,331)

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	69

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro,
Expiring 01/31/19	Deutsche Bank AG	EUR	524	$599,000	$599,083	$83	$—
Expiring 02/25/19	Citibank NA	EUR	575	681,145	658,467	—	(22,678)
Expiring 01/31/20	Morgan Stanley	EUR	4,298	5,216,483	5,084,398	—	(132,085)
Expiring 02/28/20	Bank of America	EUR	5,226	6,837,176	6,199,024	—	(638,152)
Expiring 02/28/20	Morgan Stanley	EUR	4,622	5,622,447	5,482,355	—	(140,092)
Indian Rupee,
Expiring 01/11/19	Citibank NA	INR	137,371	1,837,000	1,841,660	4,660	—
Expiring 01/11/19	Goldman Sachs International	INR	305,729	4,081,277	4,098,744	17,467	—
Expiring 01/11/19	Goldman Sachs International	INR	292,275	3,923,423	3,918,385	—	(5,038)
Expiring 01/11/19	JPMorgan Chase	INR	1,137,918	15,276,112	15,255,474	—	(20,638)
Expiring 01/11/19	JPMorgan Chase	INR	917,186	12,192,563	12,296,233	103,670	—
Expiring 01/31/19	Hong Kong & Shanghai Bank	INR	46,830	631,000	626,340	—	(4,660)
Expiring 01/31/19	JPMorgan Chase	INR	40,233	539,200	538,109	—	(1,091)
Indonesian Rupiah,
Expiring 12/14/18	Citibank NA	IDR	32,585,927	2,123,000	2,130,794	7,794	—
Expiring 12/19/18	Barclays Bank PLC	IDR	198,645,824	13,029,972	12,979,717	—	(50,255)
Expiring 12/19/18	Barclays Bank PLC	IDR	140,295,130	9,268,970	9,167,024	—	(101,946)
Expiring 12/19/18	Barclays Bank PLC	IDR	40,327,504	2,632,000	2,635,039	3,039	—
Expiring 12/19/18	Barclays Bank PLC	IDR	28,847,996	1,884,000	1,884,957	957	—
Expiring 12/19/18	Citibank NA	IDR	21,360,196	1,396,000	1,395,697	—	(303)
Expiring 12/19/18	JPMorgan Chase	IDR	115,584,926	7,612,235	7,552,435	—	(59,800)
Expiring 12/19/18	JPMorgan Chase	IDR	26,398,403	1,730,475	1,724,898	—	(5,577)
Expiring 12/19/18	Morgan Stanley	IDR	36,463,460	2,354,000	2,382,559	28,559	—
Expiring 12/19/18	Morgan Stanley	IDR	15,335,320	1,001,000	1,002,025	1,025	—
Expiring 12/19/18	UBS AG	IDR	20,353,652	1,331,000	1,329,928	—	(1,072)
Israeli Shekel,
Expiring 01/28/19	Barclays Bank PLC	ILS	1,918	519,500	519,431	—	(69)

See Notes to Financial Statements.

70

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen,
Expiring 01/25/19	Toronto Dominion	JPY	437,459	$3,918,000	$3,907,569	$—	$(10,431)
Expiring 01/25/19	Toronto Dominion	JPY	153,441	1,371,000	1,370,603	—	(397)
Expiring 01/25/19	UBS AG	JPY	153,182	1,371,906	1,368,284	—	(3,622)
Expiring 01/31/19	Morgan Stanley	JPY	98,119	879,000	876,874	—	(2,126)
Expiring 01/29/21	Citibank NA	JPY	748,513	7,462,000	7,176,217	—	(285,783)
Expiring 01/29/21	Morgan Stanley	JPY	992,486	9,655,000	9,515,253	—	(139,747)
Mexican Peso,
Expiring 12/19/18	Deutsche Bank AG	MXN	18,183	947,000	887,712	—	(59,288)
Expiring 12/19/18	JPMorgan Chase	MXN	17,911	938,000	874,410	—	(63,590)
Expiring 12/19/18	UBS AG	MXN	17,945	933,000	876,083	—	(56,917)
Expiring 01/29/19	UBS AG	MXN	40,341	2,041,000	1,956,112	—	(84,888)
Expiring 01/29/19	UBS AG	MXN	36,769	1,859,000	1,782,898	—	(76,102)
Expiring 08/29/19	Morgan Stanley	MXN	62,161	3,063,738	2,911,581	—	(152,157)
Expiring 12/24/19	Goldman Sachs International	MXN	23,280	1,139,332	1,071,090	—	(68,242)
Expiring 04/30/20	Citibank NA	MXN	42,285	2,048,669	1,909,913	—	(138,756)
Expiring 04/30/20	JPMorgan Chase	MXN	13,553	665,000	612,150	—	(52,850)
New Taiwanese Dollar,
Expiring 01/11/19	Citibank NA	TWD	101,497	3,305,000	3,300,097	—	(4,903)
Expiring 01/11/19	JPMorgan Chase	TWD	105,782	3,444,000	3,439,451	—	(4,549)
Expiring 01/11/19	JPMorgan Chase	TWD	102,173	3,304,000	3,322,088	18,088	—
Expiring 01/11/19	Morgan Stanley	TWD	126,348	4,088,000	4,108,121	20,121	—
New Zealand Dollar,
Expiring 01/18/19	Bank of America	NZD	1,939	1,262,959	1,266,776	3,817	—
Expiring 01/18/19	Toronto Dominion	NZD	3,387	2,226,000	2,212,543	—	(13,457)
Expiring 01/18/19	Toronto Dominion	NZD	2,462	1,625,000	1,608,201	—	(16,799)
Expiring 01/18/19	Toronto Dominion	NZD	2,081	1,374,000	1,359,430	—	(14,570)
Expiring 01/18/19	Toronto Dominion	NZD	1,707	1,123,000	1,115,081	—	(7,919)
Expiring 01/18/19	Toronto Dominion	NZD	1,652	1,076,000	1,078,813	2,813	—

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	71

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Norwegian Krone,
Expiring 01/25/19	Bank of America	NOK	57,224	$6,963,713	$6,816,955	$—	$(146,758)
Peruvian Nuevo Sol,
Expiring 12/19/18	Barclays Bank PLC	PEN	4,012	1,202,000	1,187,755	—	(14,245)
Expiring 12/19/18	BNP Paribas	PEN	33,595	10,058,100	9,945,157	—	(112,943)
Expiring 12/19/18	BNP Paribas	PEN	33,459	10,116,024	9,904,805	—	(211,219)
Expiring 12/19/18	BNP Paribas	PEN	4,875	1,456,000	1,443,271	—	(12,729)
Expiring 12/19/18	Citibank NA	PEN	19,190	5,763,590	5,680,784	—	(82,806)
Expiring 12/19/18	JPMorgan Chase	PEN	9,822	2,959,121	2,907,497	—	(51,624)
Expiring 12/19/18	JPMorgan Chase	PEN	9,785	2,952,479	2,896,688	—	(55,791)
Expiring 12/19/18	JPMorgan Chase	PEN	4,916	1,466,000	1,455,180	—	(10,820)
Philippine Peso,
Expiring 12/14/18	Barclays Bank PLC	PHP	226,873	4,155,000	4,227,539	72,539	—
Expiring 12/14/18	Barclays Bank PLC	PHP	181,127	3,321,000	3,375,111	54,111	—
Expiring 12/14/18	Barclays Bank PLC	PHP	162,132	2,969,999	3,021,159	51,160	—
Expiring 12/14/18	Barclays Bank PLC	PHP	161,622	2,968,000	3,011,659	43,659	—
Expiring 12/14/18	Barclays Bank PLC	PHP	153,084	2,798,000	2,852,558	54,558	—
Expiring 12/14/18	Citibank NA	PHP	128,725	2,375,000	2,398,651	23,651	—
Expiring 12/14/18	Citibank NA	PHP	122,728	2,249,000	2,286,902	37,902	—
Expiring 12/14/18	JPMorgan Chase	PHP	209,584	3,859,000	3,905,375	46,375	—
Expiring 12/14/18	JPMorgan Chase	PHP	169,236	3,134,000	3,153,529	19,529	—
Expiring 12/14/18	JPMorgan Chase	PHP	129,342	2,360,000	2,410,151	50,151	—
Expiring 12/14/18	JPMorgan Chase	PHP	41,633	779,300	775,777	—	(3,523)
Expiring 12/14/18	Morgan Stanley	PHP	218,951	3,994,000	4,079,916	85,916	—
Expiring 12/14/18	Morgan Stanley	PHP	177,492	3,268,000	3,307,364	39,364	—
Expiring 12/14/18	Morgan Stanley	PHP	167,768	3,080,000	3,126,167	46,167	—
Polish Zloty,
Expiring 01/25/19	JPMorgan Chase	PLN	3,985	1,057,000	1,041,342	—	(15,658)

See Notes to Financial Statements.

72

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Polish Zloty (cont’d.),
Expiring 01/25/19	Toronto Dominion	PLN	3,337	$895,000	$871,926	$—	$(23,074)
Russian Ruble,
Expiring 12/19/18	Barclays Bank PLC	RUB	145,495	2,167,000	2,194,980	27,980	—
Expiring 12/19/18	Barclays Bank PLC	RUB	92,346	1,409,000	1,393,161	—	(15,839)
Expiring 12/19/18	Barclays Bank PLC	RUB	90,697	1,375,000	1,368,287	—	(6,713)
Expiring 12/19/18	Barclays Bank PLC	RUB	66,987	1,016,000	1,010,583	—	(5,417)
Expiring 12/19/18	Barclays Bank PLC	RUB	64,067	968,000	966,539	—	(1,461)
Expiring 12/24/19	Citibank NA	RUB	382,303	5,577,000	5,520,002	—	(56,998)
Expiring 03/31/20	Barclays Bank PLC	RUB	303,739	4,366,582	4,337,878	—	(28,704)
Saudi Arabian Riyal,
Expiring 11/12/19	Morgan Stanley	SAR	113,400	30,157,168	30,196,685	39,517	—
Singapore Dollar,
Expiring 11/09/18	Bank of America	SGD	2,322	1,706,000	1,676,493	—	(29,507)
Expiring 11/09/18	Bank of America	SGD	1,375	1,000,000	992,596	—	(7,404)
Expiring 11/09/18	Citibank NA	SGD	2,399	1,753,000	1,732,136	—	(20,864)
Expiring 11/09/18	Citibank NA	SGD	1,837	1,342,000	1,326,798	—	(15,202)
Expiring 11/09/18	Citibank NA	SGD	1,598	1,159,000	1,153,671	—	(5,329)
Expiring 11/09/18	Citibank NA	SGD	1,510	1,106,000	1,090,483	—	(15,517)
Expiring 11/09/18	Deutsche Bank AG	SGD	5,780	4,219,000	4,173,374	—	(45,626)
Expiring 11/09/18	Deutsche Bank AG	SGD	3,260	2,388,000	2,353,714	—	(34,286)
Expiring 11/09/18	Deutsche Bank AG	SGD	1,424	1,033,000	1,028,170	—	(4,830)
Expiring 11/09/18	Goldman Sachs International	SGD	1,349	981,000	973,912	—	(7,088)
Expiring 11/09/18	JPMorgan Chase	SGD	2,224	1,634,000	1,605,566	—	(28,434)
Expiring 11/09/18	JPMorgan Chase	SGD	2,210	1,624,000	1,595,759	—	(28,241)
Expiring 11/09/18	JPMorgan Chase	SGD	1,379	1,008,000	995,951	—	(12,049)
Expiring 11/09/18	Morgan Stanley	SGD	1,931	1,411,000	1,394,639	—	(16,361)

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	73

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Singapore Dollar (cont’d.),
Expiring 11/09/18	Morgan Stanley	SGD	1,418	$1,040,000	$1,023,699	$—	$(16,301)
Expiring 11/09/18	UBS AG	SGD	2,508	1,839,000	1,811,248	—	(27,752)
Expiring 11/09/18	UBS AG	SGD	2,067	1,514,000	1,492,465	—	(21,535)
Expiring 11/09/18	UBS AG	SGD	1,506	1,105,000	1,087,410	—	(17,590)
South African Rand,
Expiring 12/07/18	Deutsche Bank AG	ZAR	13,442	915,000	906,941	—	(8,059)
Expiring 12/07/18	JPMorgan Chase	ZAR	17,438	1,197,000	1,176,530	—	(20,470)
Expiring 12/07/18	JPMorgan Chase	ZAR	14,268	980,000	962,653	—	(17,347)
Expiring 12/07/18	Morgan Stanley	ZAR	16,004	1,068,000	1,079,753	11,753	—
Expiring 12/07/18	Toronto Dominion	ZAR	15,504	1,031,000	1,046,057	15,057	—
Expiring 12/07/18	UBS AG	ZAR	33,280	2,331,000	2,245,391	—	(85,609)
Expiring 12/07/18	UBS AG	ZAR	24,770	1,725,000	1,671,236	—	(53,764)
Expiring 12/07/18	UBS AG	ZAR	18,339	1,276,000	1,237,295	—	(38,705)
Expiring 12/07/18	UBS AG	ZAR	14,369	997,000	969,448	—	(27,552)
Expiring 01/31/19	Morgan Stanley	ZAR	24,322	1,673,201	1,628,878	—	(44,323)
Expiring 12/30/19	Barclays Bank PLC	ZAR	38,671	3,005,230	2,480,513	—	(524,717)
Expiring 12/30/19	BNP Paribas	ZAR	68,785	4,346,000	4,412,113	66,113	—
Expiring 03/31/20	UBS AG	ZAR	29,283	2,052,800	1,854,438	—	(198,362)
Expiring 03/31/20	UBS AG	ZAR	27,854	1,806,000	1,763,923	—	(42,077)
South Korean Won,
Expiring 01/16/19	JPMorgan Chase	KRW	4,661,447	4,131,390	4,101,994	—	(29,396)
Swiss Franc,
Expiring 01/25/19	Goldman Sachs International	CHF	1,830	1,853,000	1,833,884	—	(19,116)
Expiring 01/25/19	Toronto Dominion	CHF	1,289	1,307,000	1,291,337	—	(15,663)
Thai Baht,
Expiring 11/09/18	Citibank NA	THB	170,336	5,276,432	5,139,447	—	(136,985)
Expiring 11/09/18	Citibank NA	THB	92,240	2,829,000	2,783,082	—	(45,918)
Expiring 11/09/18	Citibank NA	THB	89,624	2,773,999	2,704,158	—	(69,841)
Expiring 11/09/18	Citibank NA	THB	79,390	2,426,000	2,395,371	—	(30,629)
Expiring 11/09/18	Citibank NA	THB	75,959	2,294,000	2,291,872	—	(2,128)
Expiring 11/09/18	Citibank NA	THB	72,105	2,223,000	2,175,590	—	(47,410)
Expiring 11/09/18	Citibank NA	THB	71,074	2,173,000	2,144,483	—	(28,517)
Expiring 11/09/18	Citibank NA	THB	63,128	1,952,000	1,904,709	—	(47,291)
Expiring 11/09/18	Citibank NA	THB	56,239	1,720,000	1,696,857	—	(23,143)

See Notes to Financial Statements.

74

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht (cont’d.),
Expiring 11/09/18	Citibank NA	THB	56,198	$1,727,000	$1,695,634	$—	$(31,366)
Expiring 11/09/18	Citibank NA	THB	51,026	1,559,000	1,539,576	—	(19,424)
Expiring 11/09/18	Citibank NA	THB	46,050	1,428,000	1,389,440	—	(38,560)
Expiring 11/09/18	Citibank NA	THB	45,008	1,361,000	1,358,005	—	(2,995)
Expiring 11/09/18	Citibank NA	THB	44,502	1,382,000	1,342,723	—	(39,277)
Expiring 11/09/18	Citibank NA	THB	43,359	1,317,000	1,308,240	—	(8,760)
Expiring 11/09/18	Citibank NA	THB	40,509	1,239,000	1,222,254	—	(16,746)
Expiring 11/09/18	Citibank NA	THB	39,519	1,197,000	1,192,379	—	(4,621)
Expiring 11/09/18	Deutsche Bank AG	THB	87,942	2,708,000	2,653,424	—	(54,576)
Turkish Lira,
Expiring 12/07/18	Barclays Bank PLC	TRY	9,449	1,445,000	1,651,478	206,478	—
Expiring 12/07/18	Barclays Bank PLC	TRY	7,713	1,336,000	1,348,036	12,036	—
Expiring 12/07/18	Barclays Bank PLC	TRY	6,462	1,012,000	1,129,367	117,367	—
Expiring 12/07/18	BNP Paribas	TRY	5,066	872,000	885,513	13,513	—
Expiring 12/07/18	Deutsche Bank AG	TRY	6,378	1,029,000	1,114,699	85,699	—
Expiring 12/07/18	JPMorgan Chase	TRY	16,784	2,684,674	2,933,551	248,877	—
Expiring 12/07/18	JPMorgan Chase	TRY	6,327	1,067,000	1,105,782	38,782	—
Expiring 12/07/18	Morgan Stanley	TRY	10,256	1,589,000	1,792,487	203,487	—
Expiring 12/07/18	Morgan Stanley	TRY	7,068	1,154,000	1,235,284	81,284	—
Expiring 12/07/18	Toronto Dominion	TRY	7,600	1,194,000	1,328,277	134,277	—
Expiring 12/07/18	UBS AG	TRY	8,381	1,439,000	1,464,791	25,791	—
Expiring 02/28/19	Barclays Bank PLC	TRY	3,103	688,983	516,500	—	(172,483)
Expiring 02/28/19	JPMorgan Chase	TRY	10,043	1,982,906	1,671,908	—	(310,998)
Expiring 12/24/19	Goldman Sachs International	TRY	55,080	9,962,000	7,828,660	—	(2,133,340)
Expiring 04/30/20	Citibank NA	TRY	4,397	748,000	589,079	—	(158,921)
Expiring 04/30/20	Deutsche Bank AG	TRY	3,185	318,000	426,718	108,718	—
Expiring 04/30/20	Morgan Stanley	TRY	77,540	12,091,000	10,389,307	—	(1,701,693)

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	75

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Turkish Lira (cont’d.),
Expiring 06/30/20	Bank of America	TRY	6,776	$1,017,000	$881,550	$—	$(135,450)
Expiring 06/30/20	Deutsche Bank AG	TRY	157,506	15,218,000	20,492,393	5,274,393	—

				$597,832,964	$595,056,830	$9,923,671	$(12,699,805)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/18/19	Bank of America	AUD	3,707	$2,625,453	$2,627,831	$—	$(2,378)
Expiring 01/18/19	Morgan Stanley	AUD	9,801	6,988,098	6,947,606	40,492	—
Expiring 01/18/19	Morgan Stanley	AUD	2,312	1,638,000	1,638,955	—	(955)
Expiring 01/18/19	Toronto Dominion	AUD	2,700	1,907,000	1,913,561	—	(6,561)
Expiring 01/18/19	Toronto Dominion	AUD	1,517	1,074,000	1,075,333	—	(1,333)
Expiring 01/31/19	Morgan Stanley	AUD	1,960	1,389,000	1,389,727	—	(727)
Expiring 01/31/19	UBS AG	AUD	1,929	1,366,000	1,367,749	—	(1,749)
Expiring 01/31/19	UBS AG	AUD	1,652	1,176,000	1,171,221	4,779	—
Expiring 08/29/19	Morgan Stanley	AUD	15,457	11,139,087	11,006,863	132,224	—
Expiring 01/31/20	Morgan Stanley	AUD	13,184	9,526,099	9,424,553	101,546	—
Brazilian Real,
Expiring 12/04/18	Barclays Bank PLC	BRL	4,533	1,219,000	1,214,078	4,922	—
Expiring 12/04/18	Citibank NA	BRL	5,089	1,350,000	1,363,076	—	(13,076)
Expiring 12/04/18	Goldman Sachs International	BRL	6,746	1,813,461	1,806,771	6,690	—
Expiring 12/04/18	JPMorgan Chase	BRL	7,806	2,085,750	2,090,652	—	(4,902)
Expiring 12/04/18	JPMorgan Chase	BRL	6,756	1,808,800	1,809,394	—	(594)

See Notes to Financial Statements.

76

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real (cont’d.),
Expiring 12/04/18	JPMorgan Chase	BRL	5,758	$1,536,180	$1,542,033	$—	$(5,853)
Expiring 12/04/18	UBS AG	BRL	3,658	973,000	979,782	—	(6,782)
Expiring 01/31/19	Bank of America	BRL	2,902	783,000	773,527	9,473	—
Expiring 01/31/19	Barclays Bank PLC	BRL	1,945	522,377	518,466	3,911	—
Expiring 02/25/19	Citibank NA	BRL	2,677	681,240	712,209	—	(30,969)
Expiring 09/30/19	JPMorgan Chase	BRL	12,412	3,549,000	3,233,737	315,263	—
Expiring 12/24/19	BNP Paribas	BRL	3,641	900,000	939,208	—	(39,208)
Expiring 12/24/19	Citibank NA	BRL	6,946	1,675,000	1,791,737	—	(116,737)
Expiring 12/24/19	JPMorgan Chase	BRL	11,825	3,331,000	3,050,201	280,799	—
Expiring 12/24/19	UBS AG	BRL	2,906	725,000	749,534	—	(24,534)
Expiring 03/31/20	JPMorgan Chase	BRL	38,335	10,714,000	9,768,673	945,327	—
Expiring 03/31/20	JPMorgan Chase	BRL	13,430	3,231,950	3,422,406	—	(190,456)
Expiring 06/30/20	Deutsche Bank AG	BRL	80,093	19,440,000	20,177,822	—	(737,822)
Expiring 07/29/20	Deutsche Bank AG	BRL	27,045	6,116,000	6,788,495	—	(672,495)
Expiring 08/31/20	Deutsche Bank AG	BRL	26,630	5,810,000	6,656,411	—	(846,411)
British Pound,
Expiring 01/25/19	Goldman Sachs International	GBP	21,407	27,810,765	27,492,587	318,178	—
Canadian Dollar,
Expiring 01/18/19	Goldman Sachs International	CAD	6,810	5,246,306	5,181,644	64,662	—
Expiring 01/18/19	Toronto Dominion	CAD	2,148	1,658,000	1,634,398	23,602	—
Expiring 01/18/19	Toronto Dominion	CAD	1,071	825,000	814,657	10,343	—
Chilean Peso,
Expiring 12/19/18	Barclays Bank PLC	CLP	834,309	1,233,000	1,199,634	33,366	—
Expiring 12/19/18	Barclays Bank PLC	CLP	822,537	1,204,000	1,182,707	21,293	—

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	77

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chilean Peso (cont’d.),
Expiring 12/19/18	Barclays Bank PLC	CLP	692,057	$1,015,000	$995,093	$19,907	$—
Expiring 12/19/18	BNP Paribas	CLP	13,636,364	20,267,478	19,607,415	660,063	—
Chinese Renminbi,
Expiring 01/28/19	Deutsche Bank AG	CNH	36,788	5,272,000	5,249,650	22,350	—
Expiring 01/28/19	Deutsche Bank AG	CNH	16,317	2,340,000	2,328,451	11,549	—
Expiring 01/28/19	Morgan Stanley	CNH	217,333	31,159,774	31,013,258	146,516	—
Expiring 06/28/19	Morgan Stanley	CNH	7,363	1,100,000	1,046,131	53,869	—
Expiring 02/28/20	Morgan Stanley	CNH	71,811	10,656,000	10,215,137	440,863	—
Colombian Peso,
Expiring 12/14/18	Barclays Bank PLC	COP	3,043,777	1,008,000	943,592	64,408	—
Expiring 12/14/18	Barclays Bank PLC	COP	2,806,716	933,000	870,102	62,898	—
Expiring 12/14/18	Citibank NA	COP	22,742,710	7,286,411	7,050,399	236,012	—
Expiring 12/14/18	Citibank NA	COP	2,412,374	794,000	747,853	46,147	—
Expiring 12/14/18	Morgan Stanley	COP	5,183,101	1,686,000	1,606,798	79,202	—
Expiring 12/14/18	Morgan Stanley	COP	4,297,096	1,434,000	1,332,130	101,870	—
Expiring 12/14/18	Morgan Stanley	COP	2,793,500	925,000	866,005	58,995	—
Czech Koruna,
Expiring 01/25/19	Citibank NA	CZK	252,283	11,213,075	11,106,363	106,712	—
Expiring 01/25/19	Deutsche Bank AG	CZK	252,283	11,280,258	11,106,362	173,896	—
Expiring 01/25/19	Goldman Sachs International	CZK	20,702	911,000	911,374	—	(374)
Euro,
Expiring 12/19/18	UBS AG	EUR	278,610	318,640,662	317,009,413	1,631,249	—
Expiring 01/25/19	JPMorgan Chase	EUR	1,093	1,265,064	1,247,902	17,162	—
Expiring 01/25/19	Morgan Stanley	EUR	4,500	5,168,665	5,139,267	29,398	—
Expiring 01/25/19	Toronto Dominion	EUR	1,541	1,765,000	1,759,935	5,065	—

See Notes to Financial Statements.

78

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/25/19	Toronto Dominion	EUR	1,083	$1,237,000	$1,237,308	$—	$(308)
Expiring 01/25/19	Toronto Dominion	EUR	1,009	1,166,000	1,152,682	13,318	—
Expiring 01/25/19	Toronto Dominion	EUR	1,004	1,153,000	1,146,994	6,006	—
Expiring 01/25/19	Toronto Dominion	EUR	958	1,098,000	1,094,122	3,878	—
Expiring 01/25/19	UBS AG	EUR	678	775,750	774,117	1,633	—
Expiring 01/31/19	JPMorgan Chase	EUR	576	667,000	658,666	8,334	—
Expiring 02/25/19	Citibank NA	EUR	2,300	2,917,890	2,633,866	284,024	—
Expiring 02/28/19	Deutsche Bank AG	EUR	2,458	3,084,372	2,815,530	268,842	—
Expiring 12/30/19	Deutsche Bank AG	EUR	1,231	1,587,473	1,451,703	135,770	—
Expiring 02/28/20	Bank of America	EUR	11,032	13,441,389	13,086,037	355,352	—
Expiring 07/29/20	UBS AG	EUR	1,857	2,262,267	2,234,739	27,528	—
Hungarian Forint,
Expiring 01/25/19	JPMorgan Chase	HUF	2,481,590	8,947,505	8,723,349	224,156	—
Expiring 01/25/19	Toronto Dominion	HUF	3,375,715	12,104,152	11,866,397	237,755	—
Expiring 01/25/19	Toronto Dominion	HUF	1,662,666	5,971,798	5,844,644	127,154	—
Expiring 01/25/19	UBS AG	HUF	332,540	1,175,000	1,168,952	6,048	—
Indian Rupee,
Expiring 01/11/19	Barclays Bank PLC	INR	106,031	1,424,000	1,421,503	2,497	—
Expiring 01/11/19	JPMorgan Chase	INR	239,430	3,227,000	3,209,921	17,079	—
Expiring 01/11/19	JPMorgan Chase	INR	188,890	2,528,000	2,532,346	—	(4,346)
Expiring 01/11/19	JPMorgan Chase	INR	127,287	1,718,000	1,706,466	11,534	—
Expiring 01/11/19	JPMorgan Chase	INR	64,237	868,000	861,193	6,807	—
Expiring 01/11/19	JPMorgan Chase	INR	58,229	779,300	780,640	—	(1,340)
Expiring 01/11/19	Morgan Stanley	INR	123,864	1,673,000	1,660,579	12,421	—

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	79

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indian Rupee (cont’d.),
Expiring 08/29/19	BNP Paribas	INR	861,995	$11,620,000	$11,257,684	$362,316	$—
Indonesian Rupiah,
Expiring 12/19/18	Barclays Bank PLC	IDR	65,284,011	4,254,000	4,265,723	—	(11,723)
Expiring 12/19/18	Barclays Bank PLC	IDR	64,828,514	4,292,000	4,235,960	56,040	—
Expiring 12/19/18	Barclays Bank PLC	IDR	61,806,349	4,073,000	4,038,489	34,511	—
Expiring 12/19/18	Barclays Bank PLC	IDR	40,210,780	2,605,000	2,627,413	—	(22,413)
Expiring 12/19/18	Barclays Bank PLC	IDR	33,987,778	2,214,000	2,220,795	—	(6,795)
Expiring 12/19/18	Barclays Bank PLC	IDR	18,589,656	1,212,000	1,214,667	—	(2,667)
Expiring 12/19/18	Citibank NA	IDR	16,730,485	1,091,000	1,093,187	—	(2,187)
Expiring 12/19/18	JPMorgan Chase	IDR	77,833,735	5,140,000	5,085,734	54,266	—
Expiring 12/19/18	JPMorgan Chase	IDR	73,874,739	4,904,000	4,827,049	76,951	—
Expiring 12/19/18	JPMorgan Chase	IDR	70,401,015	4,635,000	4,600,073	34,927	—
Expiring 12/19/18	JPMorgan Chase	IDR	70,096,736	4,641,000	4,580,191	60,809	—
Expiring 12/19/18	JPMorgan Chase	IDR	48,931,626	3,253,000	3,197,241	55,759	—
Expiring 12/19/18	JPMorgan Chase	IDR	37,137,660	2,452,140	2,426,612	25,528	—
Expiring 12/19/18	JPMorgan Chase	IDR	30,038,575	1,955,000	1,962,751	—	(7,751)
Expiring 12/19/18	JPMorgan Chase	IDR	28,950,828	1,884,860	1,891,676	—	(6,816)
Expiring 12/19/18	JPMorgan Chase	IDR	25,275,711	1,673,334	1,651,540	21,794	—
Expiring 12/19/18	JPMorgan Chase	IDR	25,161,197	1,632,000	1,644,058	—	(12,058)
Expiring 12/19/18	Morgan Stanley	IDR	40,195,955	2,650,574	2,626,444	24,130	—
Israeli Shekel,
Expiring 01/28/19	Citibank NA	ILS	32,572	8,893,264	8,821,032	72,232	—
Japanese Yen,
Expiring 01/31/19	JPMorgan Chase	JPY	120,853	1,080,000	1,080,044	—	(44)

See Notes to Financial Statements.

80

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 11/30/20	JPMorgan Chase	JPY	819,678	$7,848,316	$7,810,860	$37,456	$—
Mexican Peso,
Expiring 12/19/18	Citibank NA	MXN	18,598	946,000	907,987	38,013	—
Expiring 12/19/18	Citibank NA	MXN	8,393	435,458	409,747	25,711	—
Expiring 12/19/18	JPMorgan Chase	MXN	23,220	1,209,314	1,133,615	75,699	—
Expiring 12/19/18	JPMorgan Chase	MXN	20,864	1,091,000	1,018,613	72,387	—
Expiring 12/19/18	UBS AG	MXN	220,940	11,663,699	10,786,396	877,303	—
Expiring 01/29/19	UBS AG	MXN	36,259	1,853,000	1,758,141	94,859	—
Expiring 01/31/19	Deutsche Bank AG	MXN	24,839	1,209,000	1,204,024	4,976	—
Expiring 01/31/19	UBS AG	MXN	33,314	1,643,000	1,614,816	28,184	—
Expiring 01/31/19	UBS AG	MXN	15,791	798,000	765,442	32,558	—
Expiring 08/29/19	BNP Paribas	MXN	100,179	5,049,000	4,692,345	356,655	—
Expiring 12/24/19	Citibank NA	MXN	32,954	1,606,000	1,516,198	89,802	—
Expiring 12/24/19	Citibank NA	MXN	3,596	169,000	165,463	3,537	—
Expiring 04/30/20	Citibank NA	MXN	298,979	14,344,000	13,504,330	839,670	—
Expiring 04/30/20	UBS AG	MXN	27,628	1,218,000	1,247,909	—	(29,909)
New Taiwanese Dollar,
Expiring 01/11/19	JPMorgan Chase	TWD	68,988	2,240,000	2,243,086	—	(3,086)
Expiring 01/11/19	JPMorgan Chase	TWD	33,335	1,083,000	1,083,858	—	(858)
Expiring 01/11/19	Morgan Stanley	TWD	58,932	1,914,000	1,916,139	—	(2,139)
Expiring 01/11/19	UBS AG	TWD	202,384	6,650,790	6,580,375	70,415	—
New Zealand Dollar,
Expiring 01/18/19	Toronto Dominion	NZD	3,142	2,056,000	2,052,372	3,628	—
Expiring 01/18/19	Toronto Dominion	NZD	2,372	1,547,000	1,549,622	—	(2,622)
Expiring 01/18/19	Toronto Dominion	NZD	1,478	966,000	965,576	424	—
Norwegian Krone,
Expiring 01/25/19	Toronto Dominion	NOK	9,445	1,143,000	1,125,108	17,892	—
Peruvian Nuevo Sol,
Expiring 12/19/18	Barclays Bank PLC	PEN	3,581	1,061,000	1,060,016	984	—

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	81

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Peruvian Nuevo Sol (cont’d.),
Expiring 12/19/18	JPMorgan Chase	PEN	7,834	$2,354,000	$2,318,961	$35,039	$—
Expiring 12/19/18	JPMorgan Chase	PEN	5,638	1,691,000	1,669,158	21,842	—
Expiring 12/19/18	JPMorgan Chase	PEN	4,104	1,235,000	1,214,844	20,156	—
Expiring 12/19/18	JPMorgan Chase	PEN	3,639	1,096,000	1,077,236	18,764	—
Expiring 12/19/18	Morgan Stanley	PEN	5,165	1,557,000	1,529,100	27,900	—
Philippine Peso,
Expiring 12/14/18	Barclays Bank PLC	PHP	179,619	3,314,000	3,347,001	—	(33,001)
Expiring 12/14/18	Barclays Bank PLC	PHP	46,154	857,000	860,025	—	(3,025)
Expiring 12/14/18	Citibank NA	PHP	158,944	2,914,000	2,961,751	—	(47,751)
Expiring 12/14/18	Citibank NA	PHP	86,083	1,590,000	1,604,056	—	(14,056)
Expiring 12/14/18	JPMorgan Chase	PHP	165,531	3,062,000	3,084,481	—	(22,481)
Expiring 12/14/18	JPMorgan Chase	PHP	158,838	2,939,000	2,959,779	—	(20,779)
Expiring 12/14/18	JPMorgan Chase	PHP	154,974	2,833,000	2,887,765	—	(54,765)
Expiring 12/14/18	JPMorgan Chase	PHP	89,267	1,661,250	1,663,399	—	(2,149)
Expiring 12/14/18	JPMorgan Chase	PHP	61,449	1,139,000	1,145,036	—	(6,036)
Expiring 12/14/18	Morgan Stanley	PHP	192,137	3,519,962	3,580,267	—	(60,305)
Polish Zloty,
Expiring 01/25/19	Goldman Sachs International	PLN	76,556	20,510,520	20,003,198	507,322	—
Russian Ruble,
Expiring 12/19/18	JPMorgan Chase	RUB	340,848	5,074,024	5,142,143	—	(68,119)
Expiring 12/19/18	JPMorgan Chase	RUB	99,843	1,479,291	1,506,258	—	(26,967)
Expiring 12/24/19	Barclays Bank PLC	RUB	114,712	1,758,315	1,656,311	102,004	—

See Notes to Financial Statements.

82

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Russian Ruble (cont’d.),
Expiring 12/24/19	Goldman Sachs International	RUB	207,704	$3,385,000	$2,998,991	$386,009	$—
Expiring 12/24/19	JPMorgan Chase	RUB	59,887	804,126	864,701	—	(60,575)
Expiring 03/31/20	Citibank NA	RUB	305,303	4,444,000	4,360,205	83,795	—
Expiring 03/31/20	JPMorgan Chase	RUB	311,865	4,119,743	4,453,918	—	(334,175)
Saudi Arabian Riyal,
Expiring 11/12/19	Morgan Stanley	SAR	113,400	30,000,000	30,196,685	—	(196,685)
Singapore Dollar,
Expiring 11/09/18	Citibank NA	SGD	4,792	3,506,546	3,460,302	46,244	—
Expiring 11/09/18	Citibank NA	SGD	4,069	2,981,690	2,938,384	43,306	—
Expiring 11/09/18	Deutsche Bank AG	SGD	3,758	2,728,000	2,713,609	14,391	—
Expiring 11/09/18	Deutsche Bank AG	SGD	2,742	1,979,000	1,979,870	—	(870)
Expiring 11/09/18	Deutsche Bank AG	SGD	2,623	1,898,000	1,894,146	3,854	—
Expiring 11/09/18	Deutsche Bank AG	SGD	1,486	1,073,000	1,072,842	158	—
Expiring 11/09/18	Deutsche Bank AG	SGD	1,237	894,000	893,532	468	—
Expiring 11/09/18	Goldman Sachs International	SGD	1,865	1,357,000	1,346,558	10,442	—
Expiring 11/09/18	Goldman Sachs International	SGD	1,276	926,000	921,306	4,694	—
Expiring 11/09/18	JPMorgan Chase	SGD	2,967	2,165,000	2,142,138	22,862	—
Expiring 11/09/18	JPMorgan Chase	SGD	2,700	1,962,000	1,949,653	12,347	—
Expiring 11/09/18	JPMorgan Chase	SGD	1,842	1,333,000	1,329,727	3,273	—
Expiring 11/09/18	Morgan Stanley	SGD	4,025	2,954,300	2,906,603	47,697	—
Expiring 11/09/18	Toronto Dominion	SGD	1,335	970,000	964,089	5,911	—
Expiring 11/09/18	UBS AG	SGD	5,107	3,695,000	3,687,901	7,099	—

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	83

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand,
Expiring 11/09/18	Citibank NA	ZAR	47,105	$3,274,836	$3,189,398	$85,438	$—
Expiring 12/07/18	Barclays Bank PLC	ZAR	108,903	7,121,483	7,347,620	—	(226,137)
Expiring 12/07/18	Barclays Bank PLC	ZAR	108,903	7,121,483	7,347,620	—	(226,137)
Expiring 12/07/18	Citibank NA	ZAR	38,151	2,672,660	2,574,014	98,646	—
Expiring 12/07/18	Citibank NA	ZAR	29,112	2,022,693	1,964,195	58,498	—
Expiring 12/07/18	Citibank NA	ZAR	18,108	1,247,562	1,221,759	25,803	—
Expiring 12/07/18	Citibank NA	ZAR	12,720	874,668	858,230	16,438	—
Expiring 12/07/18	Goldman Sachs International	ZAR	31,831	2,057,485	2,147,639	—	(90,154)
Expiring 12/07/18	JPMorgan Chase	ZAR	34,738	2,231,000	2,343,742	—	(112,742)
Expiring 12/07/18	JPMorgan Chase	ZAR	31,257	2,079,896	2,108,867	—	(28,971)
Expiring 12/07/18	Toronto Dominion	ZAR	14,649	955,000	988,329	—	(33,329)
Expiring 12/30/19	Goldman Sachs International	ZAR	36,889	2,328,000	2,366,183	—	(38,183)
Expiring 12/30/19	JPMorgan Chase	ZAR	15,685	1,039,428	1,006,089	33,339	—
Expiring 03/31/20	Barclays Bank PLC	ZAR	25,650	1,706,000	1,624,338	81,662	—
Expiring 03/31/20	Goldman Sachs International	ZAR	25,843	1,633,000	1,636,583	—	(3,583)
Expiring 03/31/20	JPMorgan Chase	ZAR	57,893	3,787,558	3,666,221	121,337	—
Expiring 07/29/20	BNP Paribas	ZAR	134,737	8,256,000	8,389,224	—	(133,224)
Expiring 09/30/20	Goldman Sachs International	ZAR	26,420	1,651,000	1,630,254	20,746	—
South Korean Won,
Expiring 01/16/19	Barclays Bank PLC	KRW	5,670,610	4,991,690	4,990,040	1,650	—
Expiring 01/16/19	Barclays Bank PLC	KRW	3,013,278	2,684,674	2,651,633	33,041	—
Expiring 01/16/19	Barclays Bank PLC	KRW	1,153,142	1,015,000	1,014,745	255	—

See Notes to Financial Statements.

84

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 01/16/19	Goldman Sachs International	KRW	2,974,049	$2,634,000	$2,617,113	$16,887	$—
Expiring 01/16/19	JPMorgan Chase	KRW	1,626,411	1,430,000	1,431,214	—	(1,214)
Expiring 01/16/19	JPMorgan Chase	KRW	1,555,096	1,364,000	1,368,458	—	(4,458)
Expiring 01/16/19	JPMorgan Chase	KRW	1,320,123	1,177,000	1,161,686	15,314	—
Expiring 01/16/19	JPMorgan Chase	KRW	1,141,334	1,012,000	1,004,354	7,646	—
Expiring 01/16/19	JPMorgan Chase	KRW	1,011,206	893,000	889,844	3,156	—
Expiring 01/16/19	JPMorgan Chase	KRW	216,037	190,437	190,109	328	—
Expiring 01/16/19	Morgan Stanley	KRW	3,485,704	3,073,000	3,067,360	5,640	—
Expiring 01/16/19	Morgan Stanley	KRW	1,505,295	1,324,000	1,324,634	—	(634)
Expiring 12/24/19	Goldman Sachs International	KRW	130,134	123,000	116,466	6,534	—
Swedish Krona,
Expiring 01/25/19	Goldman Sachs International	SEK	66,848	7,497,577	7,368,668	128,909	—
Expiring 01/25/19	Toronto Dominion	SEK	11,622	1,282,000	1,281,033	967	—
Swiss Franc,
Expiring 01/25/19	BNP Paribas	CHF	18,514	18,731,695	18,554,015	177,680	—
Expiring 01/25/19	Toronto Dominion	CHF	18,514	18,749,716	18,554,014	195,702	—
Expiring 01/25/19	Toronto Dominion	CHF	2,306	2,325,000	2,311,059	13,941	—
Expiring 01/25/19	Toronto Dominion	CHF	1,381	1,385,000	1,384,212	788	—
Thai Baht,
Expiring 11/09/18	Citibank NA	THB	72,214	2,221,000	2,178,853	42,147	—
Expiring 11/09/18	Citibank NA	THB	57,777	1,742,000	1,743,264	—	(1,264)
Expiring 11/09/18	Citibank NA	THB	44,865	1,354,000	1,353,675	325	—
Expiring 11/09/18	Citibank NA	THB	34,591	1,040,000	1,043,704	—	(3,704)
Expiring 11/09/18	Citibank NA	THB	31,289	964,000	944,048	19,952	—

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	85

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht (cont’d.),
Expiring 11/09/18	Citibank NA	THB	29,429	$884,000	$887,936	$—	$(3,936)
Expiring 11/09/18	Citibank NA	THB	28,470	864,000	858,994	5,006	—
Expiring 11/09/18	UBS AG	THB	71,720	2,154,802	2,163,973	—	(9,171)
Turkish Lira,
Expiring 12/07/18	JPMorgan Chase	TRY	13,543	2,327,600	2,367,080	—	(39,480)
Expiring 12/07/18	JPMorgan Chase	TRY	3,309	568,480	578,420	—	(9,940)
Expiring 12/24/19	BNP Paribas	TRY	23,277	5,000,000	3,308,354	1,691,646	—
Expiring 12/24/19	JPMorgan Chase	TRY	31,803	5,614,016	4,520,306	1,093,710	—
Expiring 01/31/20	JPMorgan Chase	TRY	41,748	7,293,523	5,832,821	1,460,702	—
Expiring 04/30/20	Citibank NA	TRY	36,508	4,824,900	4,891,550	—	(66,650)
Expiring 04/30/20	Citibank NA	TRY	14,821	2,294,125	1,985,850	308,275	—
Expiring 04/30/20	Citibank NA	TRY	5,288	736,000	708,545	27,455	—
Expiring 04/30/20	Goldman Sachs International	TRY	53,577	9,291,000	7,178,569	2,112,431	—
Expiring 04/30/20	JPMorgan Chase	TRY	10,122	1,566,000	1,356,243	209,757	—
Expiring 06/30/20	Citibank NA	TRY	16,668	1,734,392	2,168,530	—	(434,138)
Expiring 06/30/20	Citibank NA	TRY	10,788	1,120,000	1,403,554	—	(283,554)
Expiring 06/30/20	JPMorgan Chase	TRY	15,609	2,128,000	2,030,805	97,195	—
Expiring 06/30/20	Morgan Stanley	TRY	72,659	11,029,000	9,453,323	1,575,677	—

				$1,121,348,744	$1,104,067,311	22,804,753	(5,523,320)

						$32,728,424	$(18,223,125)

Cross currency exchange contracts outstanding at October 31, 2018:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:
01/25/19		CHF	2,957	EUR	2,596	$—	$(1,250)	Toronto Dominion
02/28/19		EUR	2,458	TRY	13,146	627,122	—	JPMorgan Chase
12/30/19		EUR	3,269	ZAR	56,766	213,908	—	Deutsche Bank AG
12/30/19		ZAR	33,780	EUR	2,038	—	(236,630)	Morgan Stanley

See Notes to Financial Statements.

86

Cross currency exchange contracts outstanding at October 31, 2018 (continued):

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts (cont’d.):
01/31/20		AUD	6,894	JPY	536,215	$—	$(30,087)	Deutsche Bank AG
01/31/20		TRY	59,401	EUR	8,169	—	(1,364,500)	Goldman Sachs International
01/31/20		EUR	3,871	TRY	23,609	1,280,717	—	Goldman Sachs International
03/31/20		ZAR	153,638	EUR	8,269	—	(109,486)	Morgan Stanley
03/31/20		EUR	7,965	ZAR	134,569	955,384	—	Morgan Stanley
04/30/20		TRY	102,842	EUR	11,170	450,141	—	BNP Paribas
04/30/20		EUR	10,404	TRY	78,478	1,900,348	—	Goldman Sachs International
07/29/20		EUR	12,064	TRY	116,743	—	(452,360)	BNP Paribas
07/29/20		TRY	85,431	EUR	7,021	2,506,439	—	Morgan Stanley
08/31/20		EUR	4,722	ZAR	91,088	56,887	—	Morgan Stanley
11/30/20		JPY	1,016,141	AUD	12,805	462,256	—	Morgan Stanley

						$8,453,202	$(2,194,313)

Credit default swap agreements outstanding at October 31, 2018:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^:
3i Debt Management	12/07/18	1.000%(M)	1,705	*	$2,030	$—	$2,030	Goldman Sachs International
AMMC CLO Ltd.	12/07/18	1.000%(M)	632	*	753	—	753	Goldman Sachs International
Anchorage Capital CLO Ltd.	12/07/18	0.500%(M)	1,912	15.670%	1,166	—	1,166	Goldman Sachs International
Anchorage Capital CLO Ltd.	12/07/18	0.500%(M)	328	*	195	—	195	Goldman Sachs International
Arrowpoint CLO Ltd.	12/07/18	0.500%(M)	2,175	*	1,295	—	1,295	Goldman Sachs International
Arrowpoint CLO Ltd.	12/07/18	0.500%(M)	1,270	*	1,018	—	1,018	Goldman Sachs International
Bain Capital Credit LP	12/07/18	1.000%(M)	365	*	435	—	435	Goldman Sachs International

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	87

Schedule of Investments (continued)

as of October 31, 2018

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Banc of America Commercial Mortgage Trust	11/29/18	1.250%(M)	50	6.794%	$55	$—	$55	Goldman Sachs International
Banc of America Commercial Mortgage Trust	11/29/18	1.250%(M)	28	6.780%	31	—	31	Goldman Sachs International
Bear Stearns Asset-Backed Securities Trust	11/30/18	1.250%(M)	791	*	850	—	850	Goldman Sachs International
Bear Stearns Asset-Backed Securities Trust	11/30/18	1.250%(M)	458	*	492	—	492	Goldman Sachs International
Bear Stearns Asset-Backed Securities Trust	11/30/18	1.250%(M)	248	*	266	—	266	Goldman Sachs International
BlackRock	12/07/18	1.000%(M)	156	*	186	—	186	Goldman Sachs International
Blue Mountain CLO II Ltd.	12/07/18	1.000%(M)	211	*	251	—	251	Goldman Sachs International
BlueMountain CLO II Ltd.	12/07/18	0.500%(M)	39	*	43	—	43	Goldman Sachs International
Carlyle	12/07/18	0.500%(M)	39	*	23	—	23	Goldman Sachs International
Chase Mortgage	11/30/18	1.250%(M)	959	*	1,030	—	1,030	Goldman Sachs International
CIFC	12/07/18	0.500%(M)	313	*	186	—	186	Goldman Sachs International
Citigroup Commercial Mortgage Trust	11/29/18	1.250%(M)	397	*	440	—	440	Goldman Sachs International
Citigroup Commercial Mortgage Trust	11/29/18	1.250%(M)	151	*	168	—	168	Goldman Sachs International

See Notes to Financial Statements.

88

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Citigroup Commercial Mortgage Trust	11/29/18	1.250%(M)	137	*	$152	$—	$152	Goldman Sachs International
Citigroup Commercial Mortgage Trust	11/29/18	1.250%(M)	32	*	36	—	36	Goldman Sachs International
Citigroup Mortgage Loan Trust	11/30/18	1.250%(M)	242	*	260	—	260	Goldman Sachs International
COMM Mortgage Trust	11/29/18	1.250%(M)	213	4.550%	236	—	236	Goldman Sachs International
COMM Mortgage Trust	11/29/18	1.250%(M)	199	19.740%	221	—	221	Goldman Sachs International
COMM Mortgage Trust	11/29/18	1.250%(M)	191	*	212	—	212	Goldman Sachs International
COMM Mortgage Trust	11/29/18	1.250%(M)	174	*	193	—	193	Goldman Sachs International
COMM Mortgage Trust	11/29/18	1.250%(M)	158	*	175	—	175	Goldman Sachs International
COMM Mortgage Trust	11/29/18	1.250%(M)	103	*	114	—	114	Goldman Sachs International
COMM Mortgage Trust	11/29/18	1.250%(M)	73	*	81	—	81	Goldman Sachs International
COMM Mortgage Trust	11/29/18	1.250%(M)	71	7.460%	79	—	79	Goldman Sachs International
COMM Mortgage Trust	11/29/18	1.250%(M)	54	*	60	—	60	Goldman Sachs International
Countrywide Alternative Loan Trust	11/30/18	1.250%(M)	550	*	591	—	591	Goldman Sachs International

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	89

Schedule of Investments (continued)

as of October 31, 2018

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Countrywide Prime Mortgage	11/30/18	1.250%(M)	200	*	$214	$—	$214	Goldman Sachs International
CSAM	12/07/18	0.500%(M)	47	*	28	—	28	Goldman Sachs International
Deutsche Bank Alta Mortgages	11/30/18	1.250%(M)	779	*	837	—	837	Goldman Sachs International
Deutsche Bank Alta Mortgages	11/30/18	1.250%(M)	412	*	443	—	443	Goldman Sachs International
Ellington CLO I Ltd.	12/07/18	0.500%(M)	813	*	484	—	484	Goldman Sachs International
Ellington CLO I Ltd.	12/07/18	1.000%(M)	508	*	605	—	605	Goldman Sachs International
Ellington CLO I Ltd.	12/07/18	1.000%(M)	457	*	545	—	545	Goldman Sachs International
Equity One Home Equity	11/30/18	1.250%(M)	655	*	704	—	704	Goldman Sachs International
First Franklin Home Equity	11/30/18	1.250%(M)	268	*	288	—	288	Goldman Sachs International
First Franklin Home Equity	11/30/18	1.250%(M)	97	*	104	—	104	Goldman Sachs International
Fortress Credit BSL Ltd. CLO	12/07/18	0.500%(M)	698	*	416	—	416	Goldman Sachs International
Fortress Credit BSL Ltd. CLO	12/07/18	0.500%(M)	450	*	268	—	268	Goldman Sachs International
Galaxy CLO Ltd.	12/07/18	1.000%(M)	252	*	300	—	300	Goldman Sachs International

See Notes to Financial Statements.

90

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
GMAC Home Equity	11/30/18	1.250%(M)	101	*	$108	$—	$108	Goldman Sachs International
Golub Capital Partners Fundings Ltd.	12/07/18	0.500%(M)	309	*	184	—	184	Goldman Sachs International
Greywolf CLO III Ltd.	12/07/18	1.000%(M)	222	*	264	—	264	Goldman Sachs International
GS Mortgage Securities Trust	11/29/18	1.250%(M)	236	0.620%	262	—	262	Goldman Sachs International
GS Mortgage Securities Trust	11/29/18	1.250%(M)	120	*	133	—	133	Goldman Sachs International
GS Mortgage Securities Trust	11/29/18	1.250%(M)	115	*	128	—	128	Goldman Sachs International
GS Mortgage Securities Trust	11/29/18	1.250%(M)	96	*	107	—	107	Goldman Sachs International
GSO	12/07/18	0.500%(M)	78	*	47	—	47	Goldman Sachs International
Halcyon Access LLC	12/07/18	0.500%(M)	78	*	47	—	47	Goldman Sachs International
HAYFIN	12/07/18	0.500%(M)	93	*	55	—	55	Goldman Sachs International
HighBridge	12/07/18	0.500%(M)	613	*	365	—	365	Goldman Sachs International
ICG US CLO Ltd.	12/07/18	1.000%(M)	665	*	791	—	791	Goldman Sachs International
Invesco	12/07/18	1.000%(M)	298	*	354	—	354	Goldman Sachs International

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	91

Schedule of Investments (continued)

as of October 31, 2018

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Invesco	12/07/18	0.500%(M)	90	*	$53	$—	$53	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	11/29/18	1.250%(M)	283	*	314	—	314	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	11/29/18	1.250%(M)	223	*	247	—	247	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	11/29/18	1.250%(M)	31	*	34	—	34	Goldman Sachs International
KVK CLO Ltd.	12/07/18	1.000%(M)	273	*	325	—	325	Goldman Sachs International
Lehman Home Equity	11/30/18	1.250%(M)	717	*	770	—	770	Goldman Sachs International
Lehman Home Equity	11/30/18	1.250%(M)	111	*	120	—	120	Goldman Sachs International
MidOcean Credit CLO I	12/07/18	0.500%(M)	793	*	472	—	472	Goldman Sachs International
Morgan Stanley BAML Trust	11/29/18	1.250%(M)	187	7.460%	207	—	207	Goldman Sachs International
Morgan Stanley BAML Trust	11/29/18	1.250%(M)	129	10.400%	143	—	143	Goldman Sachs International
Morgan Stanley BAML Trust	11/29/18	1.250%(M)	121	*	134	—	134	Goldman Sachs International
Morgan Stanley BAML Trust	11/29/18	1.250%(M)	97	*	108	—	108	Goldman Sachs International
Morgan Stanley BAML Trust	11/29/18	1.250%(M)	40	2.593%	44	—	44	Goldman Sachs International

See Notes to Financial Statements.

92

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Morgan Stanley Home Equity	11/30/18	1.250%(M)	295	*	$317	$—	$317	Goldman Sachs International
New Century Home Equity	11/30/18	1.250%(M)	707	*	760	—	760	Goldman Sachs International
New Century Home Equity	11/30/18	1.250%(M)	322	*	346	—	346	Goldman Sachs International
New Century Home Equity	11/30/18	1.250%(M)	131	*	141	—	141	Goldman Sachs International
Octagon	12/07/18	0.500%(M)	568	*	338	—	338	Goldman Sachs International
Octagon	12/07/18	0.500%(M)	89	*	53	—	53	Goldman Sachs International
Octagon Investment Partners X Ltd.	12/07/18	0.500%(M)	153	*	91	—	91	Goldman Sachs International
Octagon Investment Partners X Ltd.	12/07/18	0.500%(M)	147	*	88	—	88	Goldman Sachs International
Octagon Investment Partners X Ltd.	12/07/18	1.000%(M)	52	*	62	—	62	Goldman Sachs International
Octagon Investment Partners XXV Ltd.	12/07/18	1.000%(M)	46	*	8	—	8	Goldman Sachs International
RAAC Series	11/30/18	1.250%(M)	75	*	81	—	81	Goldman Sachs International
Residential Asset Securities Corp.	11/30/18	1.250%(M)	91	*	98	—	98	Goldman Sachs International
Rothchild Corp.	12/07/18	0.500%(M)	69	*	41	—	41	Goldman Sachs International

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	93

Schedule of Investments (continued)

as of October 31, 2018

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Rsource CLO	12/07/18	0.500%(M)	308	*	$183	$—	$183	Goldman Sachs International
SEIX Investments Advisors	12/07/18	0.500%(M)	2,076	*	1,266	—	1,266	Goldman Sachs International
SEIX Investments Advisors	12/07/18	0.500%(M)	430	*	256	—	256	Goldman Sachs International
Shackleton I CLO Ltd.	12/07/18	1.000%(M)	138	*	169	—	169	Goldman Sachs International
Shenkman Capital	12/07/18	0.500%(M)	622	*	371	—	371	Goldman Sachs International
Sound Point CLO I Ltd.	12/07/18	1.000%(M)	450	*	535	—	535	Goldman Sachs International
Steele Creek	12/07/18	1.000%(M)	418	*	498	—	498	Goldman Sachs International
Steele Creek	12/07/18	0.500%(M)	321	*	191	—	191	Goldman Sachs International
Steele Creek	12/07/18	0.500%(M)	315	*	187	—	187	Goldman Sachs International
Structured Agency Credit Risk	11/30/18	1.250%(M)	301	*	324	—	324	Goldman Sachs International
Telos CLO Ltd.	12/07/18	0.500%(M)	507	*	302	—	302	Goldman Sachs International
TPG	12/07/18	1.000%(M)	962	*	1,145	—	1,145	Goldman Sachs International
Trimaran	12/07/18	1.000%(M)	351	9.580%	428	—	428	Goldman Sachs International

See Notes to Financial Statements.

94

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Trimaran	12/07/18	1.000%(M)	258	*	$307	$—	$307	Goldman Sachs International
Venture CDO Ltd.	12/07/18	0.500%(M)	752	*	448	—	448	Goldman Sachs International
Venture CDO Ltd.	12/07/18	1.000%(M)	367	*	249	—	249	Goldman Sachs International
Venture CDO Ltd.	12/07/18	1.000%(M)	62	*	74	—	74	Goldman Sachs International
VOYA	12/07/18	1.000%(M)	783	*	933	—	933	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	11/29/18	1.250%(M)	439	*	487	—	487	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	11/29/18	1.250%(M)	57	*	63	—	63	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	11/29/18	1.250%(M)	54	6.780%	60	—	60	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	11/29/18	1.250%(M)	47	8.493%	52	—	52	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	11/29/18	1.250%(M)	31	4.670%	34	—	34	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	11/29/18	1.250%(M)	25	6.780%	28	—	28	Goldman Sachs International
Wind River CLO Ltd.	12/07/18	1.000%(M)	1,001	*	1,191	—	1,191	Goldman Sachs International
Wind River CLO Ltd.	12/07/18	0.500%(M)	586	*	349	—	349	Goldman Sachs International

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	95

Schedule of Investments (continued)

as of October 31, 2018

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Wind River CLO Ltd.	12/07/18	1.000%(M)	439	7.000%	$522	$—	$522	Goldman Sachs International
Wind River CLO Ltd.	12/07/18	0.500%(M)	286	*	170	—	170	Goldman Sachs International
Wind River CLO Ltd.	12/07/18	0.500%(M)	268	*	160	—	160	Goldman Sachs International
Wind River CLO Ltd.	12/07/18	0.500%(M)	161	*	96	—	96	Goldman Sachs International
Wind River CLO Ltd.	12/07/18	1.000%(M)	73	*	87	—	87	Goldman Sachs International
Wind River CLO Ltd.	12/07/18	1.000%(M)	73	*	87	—	87	Goldman Sachs International
ZAIS CDO	12/07/18	1.000%(M)	271	*	323	—	323	Goldman Sachs International

					$38,374	$—	$38,374

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
Anadarko Petroleum Corp.	06/20/21	1.000%(Q)	750	0.385%	$(56,543)	$12,625	$69,168
AT&T, Inc.	06/20/21	1.000%(Q)	6,540	0.456%	47,134	99,681	52,547
Eastman Chemical Co.	06/20/21	1.000%(Q)	4,860	0.350%	46,754	87,629	40,875
Ford Motor Co.	06/20/21	5.000%(Q)	8,000	0.944%	1,391,643	885,251	(506,392)

					$1,428,988	$1,085,186	$(343,802)

See Notes to Financial Statements.

96

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1):
Hellenic Republic	06/20/23	1.000%(Q)	1,000	$93,234	$94,493	$(1,259)	Bank of America
Kingdom of Spain	06/20/23	1.000%(Q)	4,400	(94,418)	(108,878)	14,460	Bank of America
Republic of Italy	06/20/19	1.000%(Q)	5,360	(17,954)	(3,816)	(14,138)	Deutsche Bank AG
Republic of Italy	06/20/23	1.000%(Q)	10,000	221,555	223,706	(2,151)	Bank of America
Republic of Italy	06/20/23	1.000%(Q)	4,000	88,622	61,473	27,149	Bank of America
Republic of Italy	06/20/28	1.000%(Q)	4,455	577,655	451,501	126,154	Goldman Sachs International
United Mexican States	06/20/23	1.000%(Q)	1,400	17,646	8,710	8,936	Citibank NA
United Mexican States	06/20/23	1.000%(Q)	1,385	17,457	21,836	(4,379)	Citibank NA
United Mexican States	06/20/23	1.000%(Q)	460	5,798	8,122	(2,324)	Citibank NA
United Mexican States	06/20/23	1.000%(Q)	460	5,798	7,457	(1,659)	Citibank NA
United Mexican States	06/20/23	1.000%(Q)	455	5,735	2,663	3,072	Citibank NA
United Mexican States	06/20/23	1.000%(Q)	240	3,025	1,492	1,533	Citibank NA

				$924,153	$768,759	$155,394

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
Hellenic Republic	06/20/22	1.000%(Q)	2,160	3.398%	$(165,379)	$207,461	$(372,840)	Citibank NA
Hellenic Republic	06/20/22	1.000%(Q)	540	3.398%	(41,345)	(95,850)	54,505	Goldman Sachs International
Hellenic Republic	12/20/22	1.000%(Q)	1,000	3.541%	(90,599)	(99,155)	8,556	Citibank NA
Hellenic Republic	06/20/23	1.000%(Q)	1,000	3.710%	(106,223)	(106,874)	651	Bank of America
Hellenic Republic	06/20/24	1.000%(Q)	1,000	3.942%	(134,555)	(216,250)	81,695	Barclays Bank PLC
Kingdom of Spain	06/20/19	1.000%(Q)	10,000	0.288%	56,878	82,236	(25,358)	Goldman Sachs International
Kingdom of Spain	06/20/19	1.000%(Q)	4,900	0.288%	40,393	15,969	24,424	Morgan Stanley
Kingdom of Spain	06/20/23	1.000%(Q)	3,920	0.773%	42,513	56,650	(14,137)	Bank of America
Kingdom of Spain	06/20/23	1.000%(Q)	4,400	0.773%	47,718	66,653	(18,935)	Bank of America

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	97

Schedule of Investments (continued)

as of October 31, 2018

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2) (cont’d.):
Kingdom of Spain	06/20/23	1.000%(Q)	4,280	0.773%	$46,417	$46,541	$(124)	Citibank NA
Kingdom of Spain	06/20/23	1.000%(Q)	8,570	0.773%	92,942	99,201	(6,259)	Goldman Sachs International
Petroleos Mexicanos	12/20/18	1.000%(Q)	8,000	0.781%	11,745	4,231	7,514	Citibank NA
Petroleos Mexicanos	06/20/23	1.000%(Q)	9,450	2.465%	(560,264)	(1,224,841)	664,577	BNP Paribas
Petroleos Mexicanos	06/20/23	1.000%(Q)	195	2.465%	(11,561)	(10,774)	(787)	Citibank NA
Petroleos Mexicanos	06/20/23	1.000%(Q)	380	2.465%	(22,529)	(21,107)	(1,422)	Citibank NA
Petroleos Mexicanos	06/20/23	1.000%(Q)	385	2.465%	(22,826)	(26,182)	3,356	Citibank NA
Petroleos Mexicanos	06/20/23	1.000%(Q)	385	2.465%	(22,826)	(25,708)	2,882	Citibank NA
Petroleos Mexicanos	06/20/23	1.000%(Q)	1,155	2.465%	(68,477)	(76,647)	8,170	Citibank NA
Petroleos Mexicanos	06/20/23	1.000%(Q)	1,165	2.465%	(69,070)	(64,405)	(4,665)	Citibank NA
Republic of Indonesia	06/20/21	1.000%(Q)	2,100	0.923%	6,522	(83,337)	89,859	JPMorgan Chase
Republic of Indonesioa	09/20/20	1.000%(Q)	8,000	0.717%	51,030	(322,295)	373,325	Barclays Bank PLC
Republic of Italy	06/20/20	1.000%(Q)	11,530	1.937%	(157,225)	(166,111)	8,886	Bank of America
Republic of Italy	06/20/21	1.000%(Q)	7,090	2.254%	(210,105)	(146,421)	(63,684)	Goldman Sachs International
Republic of Italy	12/20/21	1.000%(Q)	5,360	2.343%	(200,316)	(199,150)	(1,166)	Bank of America
Republic of Italy	06/20/23	1.000%(Q)	4,000	2.605%	(252,558)	(210,871)	(41,687)	Bank of America
Republic of Italy	06/20/23	1.000%(Q)	10,000	2.605%	(631,396)	(601,778)	(29,618)	Bank of America
Republic of Italy	06/20/23	1.000%(Q)	7,070	2.605%	(446,397)	(334,487)	(111,910)	Goldman Sachs International
Republic of Portugal	12/20/23	1.000%(Q)	990	0.993%	1,468	459	1,009	JPMorgan Chase
Republic of Portugal	12/20/23	1.000%(Q)	2,070	0.993%	3,069	—	3,069	Morgan Stanley

See Notes to Financial Statements.

98

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2) (cont’d.):
Republic of Serbia	06/20/21	1.000%(Q)	5,000	0.608%	$55,672	$74,308	$(18,636)	BNP Paribas
Republic of Turkey	12/20/18	1.000%(Q)	5,900	2.996%	(9,339)	(94,390)	85,051	Citibank NA
United Mexican States	12/20/20	1.000%(Q)	7,000	0.820%	34,192	(123,939)	158,131	Goldman Sachs International

					$(2,732,431)	$(4,177,164)	$1,444,733

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices—Buy Protection(1):
CDX.NA.IG.30.V1	06/20/28	1.000%(Q)	31,535	$92,657	$238,794	$146,137
CDX.NA.IG.31.V1	12/20/28	1.000%(Q)	71,755	424,457	741,827	317,370

				$517,114	$980,621	$463,507

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices—Sell Protection(2):
CMBX.NA.6.AA	05/11/63	1.500%(M)	10,000	*	$84,343	$113,221	$(28,878)	Deutsche Bank AG
CMBX.NA.6.AA	05/11/63	1.500%(M)	8,000	*	67,475	(489,693)	557,168	Credit Suisse International
CMBX.NA.6.AA	05/11/63	1.500%(M)	7,000	*	59,040	92,983	(33,943)	Credit Suisse International
CMBX.NA.6.AA	05/11/63	1.500%(M)	2,000	*	16,869	(66,951)	83,820	JPMorgan Securities

					$227,727	$(350,440)	$578,167

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	99

Schedule of Investments (continued)

as of October 31, 2018

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Inflation swap agreement outstanding at October 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Inflation Swap Agreement:
11,000	10/25/27	2.160%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	$256	$(147,525)	$(147,781)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at October 31, 2018:

See Notes to Financial Statements.

100

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
BRL	33,237	01/02/25	9.400%(T)	1 Day BROIS(2)(T)	$—	$18,614	$18,614
BRL	33,671	01/02/25	9.685%(T)	1 Day BROIS(2)(T)	—	167,919	167,919
BRL	33,633	01/02/25	9.775%(T)	1 Day BROIS(2)(T)	—	218,636	218,636
BRL	17,286	01/02/25	9.920%(T)	1 Day BROIS(2)(T)	—	287,628	287,628
BRL	16,970	01/02/25	10.040%(T)	1 Day BROIS(2)(T)	—	330,661	330,661
BRL	18,978	01/02/25	12.050%(T)	1 Day BROIS(2)(T)	—	820,180	820,180
BRL	16,515	01/04/27	12.095%(T)	1 Day BROIS(2)(T)	—	856,083	856,083
EUR	5,735	05/11/19	(0.144)%(A)	6 Month EURIBOR(1)(S)	(8,233)	(7,950)	283
EUR	79,640	05/11/20	(0.054)%(A)	6 Month EURIBOR(1)(S)	(190,612)	(276,276)	(85,664)
EUR	20,545	05/11/22	0.156%(A)	6 Month EURIBOR(1)(S)	43,876	(75,053)	(118,929)
EUR	53,410	05/11/23	0.650%(A)	6 Month EURIBOR(1)(S)	(1,175,307)	(1,281,970)	(106,663)
EUR	190	05/11/25	0.650%(A)	6 Month EURIBOR(1)(S)	479	(2,168)	(2,647)
EUR	2,740	05/11/26	0.750%(A)	6 Month EURIBOR(1)(S)	(3,999)	(29,377)	(25,378)
EUR	43,095	05/11/28	0.750%(A)	6 Month EURIBOR(1)(S)	1,286,120	483,895	(802,225)
EUR	1,290	02/15/30	1.124%(A)	6 Month EURIBOR(1)(S)	(308)	(21,226)	(20,918)
EUR	2,860	05/11/30	0.850%(A)	6 Month EURIBOR(1)(S)	105,811	67,806	(38,005)
EUR	6,595	05/11/33	1.000%(A)	6 Month EURIBOR(1)(S)	395,138	238,089	(157,049)
EUR	3,985	05/11/37	1.253%(A)	6 Month EURIBOR(1)(S)	139,351	96,811	(42,540)
EUR	18,530	10/25/37	2.085%(A)	3 Month EURIBOR(2)(Q)	—	148,607	148,607
EUR	18,530	10/25/37	2.114%(A)	6 Month EURIBOR(1)(S)	—	(133,606)	(133,606)
EUR	2,955	05/11/42	1.350%(A)	6 Month EURIBOR(1)(S)	109,595	72,157	(37,438)

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	101

Schedule of Investments (continued)

as of October 31, 2018

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
EUR	475	05/11/43	1.350%(A)	6 Month EURIBOR(1)(S)	$4,934	$12,733	$7,799
EUR	2,975	01/26/48	1.853%(A)	3 Month EURIBOR(2)(Q)	—	25,189	25,189
EUR	2,975	01/26/48	1.863%(A)	6 Month EURIBOR(1)(S)	—	(21,936)	(21,936)
EUR	11,050	03/19/48	1.650%(A)	3 Month EURIBOR(2)(Q)	—	(2,870)	(2,870)
EUR	11,050	03/19/48	1.658%(A)	6 Month EURIBOR(1)(S)	—	8,620	8,620
GBP	3,280	05/08/21	0.716%(S)	6 Month GBP LIBOR(1)(S)	39,091	50,646	11,555
	58,600	11/09/18	1.160%(S)	3 Month LIBOR(1)(Q)	(22,226)	10,429	32,655
	116,540	11/17/18	1.080%(T)	1 Day USOIS(1)(T)	412	769,211	768,799
	175,200	11/18/18	0.911%(A)	1 Day USOIS(1)(A)	(9,360)	1,452,633	1,461,993
	76,310	11/22/18	1.297%(S)	3 Month LIBOR(1)(Q)	325	(43,316)	(43,641)
	250,430	02/15/19	1.820%(T)	1 Day USOIS(1)(T)	—	388,460	388,460
	762,460	05/11/19	1.613%(S)	3 Month LIBOR(1)(Q)	732,490	2,725,362	1,992,872
	44,680	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	(10,717)	364,459	375,176
	99,170	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(67,560)	793,272	860,832
	61,890	09/08/19	1.290%(A)	1 Day USOIS(1)(A)	—	723,389	723,389
	195,680	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	55,515	1,584,329	1,528,814
	442,890	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	1,459,074	4,051,486	2,592,412
	92,015	12/31/19	1.950%(A)	1 Day USOIS(1)(A)	24,841	666,593	641,752
	70,240	12/31/19	2.040%(A)	1 Day USOIS(1)(A)	1,006	397,151	396,145
	135,665	12/31/19	2.107%(A)	1 Day USOIS(1)(A)	(8,388)	615,618	624,006
	238,735	02/05/20	2.350%(S)	3 Month LIBOR(1)(Q)	50,769	1,890,737	1,839,968

See Notes to Financial Statements.

102

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
123,850	03/31/20	2.295%(A)	1 Day USOIS(1)(A)	$29,661	$512,088	$482,427
18,880	03/31/20	2.369%(A)	1 Day USOIS(1)(A)	(25,566)	54,368	79,934
87,960	04/24/20	2.311%(A)	1 Day USOIS(1)(A)	—	287,154	287,154
2,149,020	05/11/20	1.763%(S)	3 Month LIBOR(1)(Q)	37,832,375	33,647,961	(4,184,414)
7,450	05/11/21	1.600%(S)	3 Month LIBOR(1)(Q)	106,003	255,745	149,742
263,500	05/15/21	2.202%(S)	3 Month LIBOR(1)(Q)	(3,255,762)	4,488,599	7,744,361
72,470	05/31/21	1.849%(S)	3 Month LIBOR(2)(Q)	432	(1,978,079)	(1,978,511)
79,680	05/31/21	1.948%(S)	3 Month LIBOR(2)(Q)	476	(1,945,347)	(1,945,823)
363,990	05/31/21	1.953%(S)	3 Month LIBOR(2)(Q)	435,959	(8,836,642)	(9,272,601)
191,000	05/31/21	1.980%(S)	3 Month LIBOR(2)(Q)	931	(4,486,781)	(4,487,712)
2,570	07/31/21	2.290%(S)	3 Month LIBOR(1)(Q)	(42,742)	41,291	84,033
5,870	11/22/21	1.792%(S)	3 Month LIBOR(2)(Q)	38	(208,798)	(208,836)
133,150	05/11/22	1.982%(S)	3 Month LIBOR(2)(Q)	(1,449,345)	(4,540,750)	(3,091,405)
16,120	05/31/22	2.353%(A)	1 Day USOIS(1)(A)	—	206,511	206,511
11,430	08/31/22	2.550%(A)	1 Day USOIS(1)(A)	2,236	86,090	83,854
10,635	08/31/22	2.552%(A)	1 Day USOIS(1)(A)	—	79,285	79,285
10,550	09/28/22	2.177%(S)	3 Month LIBOR(1)(Q)	—	193,430	193,430
24,000	04/03/23	2.015%(S)	3 Month LIBOR(1)(Q)	387,010	1,106,655	719,645
623,643	05/11/23	2.000%(S)	3 Month LIBOR(2)(Q)	(26,590,583)	(27,077,102)	(486,519)
16,300	06/20/23	2.604%(S)	3 Month LIBOR(1)(Q)	(423,981)	255,642	679,623
40,810	08/28/23	2.842%(S)	3 Month LIBOR(1)(Q)	—	491,321	491,321

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	103

Schedule of Investments (continued)

as of October 31, 2018

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
101,900	09/24/23	2.903%(S)	3 Month LIBOR(1)(Q)	$(4,887,264)	$996,857	$5,884,121
124,000	11/15/23	2.230%(S)	3 Month LIBOR(1)(Q)	827	4,591,136	4,590,309
22,745	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	56,893	1,151,918	1,095,025
25,504	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	(46,430)	1,244,984	1,291,414
47,110	02/15/24	2.167%(S)	3 Month LIBOR(1)(Q)	(362,554)	2,261,211	2,623,765
45,915	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(51,777)	2,164,594	2,216,371
172,911	05/11/24	2.139%(S)	3 Month LIBOR(1)(Q)	(1,876,191)	7,983,226	9,859,417
28,490	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	1,489,965	1,489,965
291,235	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	1,162,401	15,204,098	14,041,697
89,045	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	307,192	4,621,204	4,314,012
98,000	08/15/24	2.559%(S)	3 Month LIBOR(1)(Q)	(1,570,311)	3,010,588	4,580,899
20,260	09/01/24	1.972%(S)	3 Month LIBOR(2)(Q)	—	(1,281,868)	(1,281,868)
56,550	09/09/24	2.558%(S)	3 Month LIBOR(1)(Q)	(904,581)	1,757,942	2,662,523
99,875	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	263,894	3,920,845	3,656,951
4,300	02/23/25	2.232%(S)	3 Month LIBOR(1)(Q)	181	228,931	228,750
44,450	02/25/25	2.208%(S)	3 Month LIBOR(1)(Q)	453	2,423,248	2,422,795
18,415	02/28/25	2.454%(A)	1 Day USOIS(1)(A)	15,095	341,129	326,034
16,810	02/28/25	3.019%(S)	3 Month LIBOR(1)(Q)	—	108,064	108,064
3,370	05/11/25	1.900%(S)	3 Month LIBOR(1)(Q)	191,039	238,094	47,055
330,667	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(228,936)	2,867,986	3,096,922
188,411	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	132,018	727,988	595,970

See Notes to Financial Statements.

104

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
9,975	04/28/26	1.809%(S)	3 Month LIBOR(1)(Q)	$136	$912,801	$912,665
52,572	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	667,355	3,927,368	3,260,013
53,535	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	38,163	3,675,327	3,637,164
12,575	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	796,042	796,042
23,100	02/15/27	2.068%(A)	1 Day USOIS(1)(A)	(15,258)	1,269,217	1,284,475
11,080	05/08/27	2.309%(S)	3 Month LIBOR(1)(Q)	—	676,068	676,068
6,735	05/11/27	2.305%(S)	3 Month LIBOR(2)(Q)	(37,107)	(412,185)	(375,078)
9,360	05/15/27	1.823%(A)	1 Day USOIS(1)(A)	—	726,292	726,292
6,290	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	391,146	391,146
26,265	05/11/28	2.000%(S)	3 Month LIBOR(2)(Q)	(2,053,953)	(2,535,888)	(481,935)
7,770	10/16/33	2.890%(S)	3 Month LIBOR(2)(Q)	—	(286,485)	(286,485)
42,995	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(284,412)	(5,602,550)	(5,318,138)
7,975	05/11/37	2.537%(S)	3 Month LIBOR(1)(Q)	(168,401)	818,041	986,442
17,245	03/16/38	2.987%(S)	3 Month LIBOR(2)(Q)	—	(792,263)	(792,263)
37,960	05/11/38	2.200%(S)	3 Month LIBOR(1)(Q)	3,931,864	6,026,981	2,095,117
8,500	02/15/40	3.192%(S)	3 Month LIBOR(1)(Q)	(567,614)	139,669	707,283
14,000	02/15/41	2.647%(S)	3 Month LIBOR(1)(Q)	402	1,498,966	1,498,564
5,520	11/15/41	1.869%(S)	3 Month LIBOR(1)(Q)	33,885	1,303,105	1,269,220
31,400	05/11/42	2.562%(S)	3 Month LIBOR(2)(Q)	204,062	(3,732,621)	(3,936,683)
1,300	12/12/42	2.590%(S)	3 Month LIBOR(1)(Q)	65,803	150,797	84,994
1,890	11/15/43	2.659%(S)	3 Month LIBOR(1)(Q)	—	201,299	201,299

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	105

Schedule of Investments

as of October 31, 2018

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
	13,400	08/21/44	3.190%(S)	3 Month LIBOR(1)(Q)	$(926,224)	$247,898	$1,174,122
	3,755	09/27/46	1.380%(A)	1 Day USOIS(1)(A)	218	1,099,757	1,099,539
	1,365	05/11/47	2.570%(S)	3 Month LIBOR(1)(Q)	99,638	181,581	81,943
	12,945	03/16/48	2.970%(S)	3 Month LIBOR(1)(Q)	—	812,844	812,844
	2,410	04/09/48	2.545%(S)	3 Month LIBOR(1)(Q)	—	354,395	354,395
	2,225	05/08/48	2.627%(S)	3 Month LIBOR(1)(Q)	—	276,645	276,645
	12,540	05/11/48	2.300%(S)	3 Month LIBOR(1)(Q)	2,334,356	2,384,016	49,660
	9,500	08/28/48	2.915%(S)	3 Month LIBOR(2)(Q)	—	(702,048)	(702,048)
ZAR	371,600	07/16/28	8.170%(Q)	3 Month JIBAR(2)(Q)	(16,955)	(792,019)	(775,064)
ZAR	225,000	08/14/28	8.350%(Q)	3 Month JIBAR(2)(Q)	—	(269,560)	(269,560)

					$5,467,166	$79,871,072	$74,403,906

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at October 31, 2018:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(2)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC Total Return Swap Agreement:
IOS. FN30.450.10(M)	1 Month LIBOR(M)	Credit Suisse International	1/12/41	7,769	$12,518	$(23,726)	$36,244

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).
(2)

On a Long Total Return Swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a Short Total Return Swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

See Notes to Financial Statements.

106

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$1,533,905	$(5,316,476)	$2,680,031	$(427,119)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets	$70,466,000	$8,461,126

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$5,300,285	$—
Collateralized Loan Obligations	—	608,775,737	—
Consumer Loans	—	60,665,975	—
Home Equity Loans	—	65,962,283	—
Residential Mortgage-Backed Securities	—	120,972,490	20,813,302
Student Loans	—	19,197,747	—
Bank Loans	—	29,710,319	1,138,500
Commercial Mortgage-Backed Securities	—	163,170,903	—
Convertible Bond	—	5,945,531	—
Corporate Bonds	—	725,248,244	1,567,956
Municipal Bonds	—	13,254,024	—
Residential Mortgage-Backed Securities	—	117,380,925	—
Sovereign Bonds	—	248,702,861	—
U.S. Treasury Obligations	—	94,539,626	—
Common Stock	1,725,615	—	—
Affiliated Mutual Funds	274,022,630	—	—
Options Purchased	—	67,626,094	—
Options Written	—	(67,425,901)	(41,572)
Other Financial Instruments*
Unfunded Loan Commitment	—	(105,191)	—

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	107

Schedule of Investments (continued)

as of October 31, 2018

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Futures Contracts	$(10,011,674)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	14,505,299	—
OTC Cross Currency Exchange Contracts	—	6,258,889	—
Centrally Cleared Credit Default Swap Agreements	—	119,705	—
OTC Credit Default Swap Agreements	—	(1,580,551)	38,374
Centrally Cleared Inflation Swap Agreement	—	(147,781)	—
Centrally Cleared Interest Rate Swap Agreements	—	74,403,906	—
OTC Total Return Swap Agreement	—	12,518	—

Total	$265,736,571	$2,372,493,937	$23,516,560

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities— Collateralized Loan Obligations	Asset-Backed Securities— Residential Mortgage-Backed Securities	Bank Loans	Commercial Mortgage-Backed Securities
Balance as of 10/31/17	$12,800,000	$2,900,000	$—	$1,312,964
Realized gain (loss)	—	3,522	—	—
Change in unrealized appreciation (depreciation)	—	—	—	—
Purchases/Exchanges/Issuances		21,983,850	1,138,500	—
Sales/Paydowns	(12,800,000)	(4,074,070)	—	—
Accrued discount/premium	—	—	—	—
Transfers into of Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	(1,312,964)

Balance as of 10/31/18	$—	$20,813,302	$1,138,500	$—

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$—	$—	$—

	Corporate Bonds	Residential Mortgage-Backed Securities	Options Written	Credit Default Swap Agreements
Balance as of 10/31/17	$743,919	$9,337,675	$—	$32,417
Realized gain (loss)	(13,956)	—	—	34,255
Change in unrealized appreciation (depreciation)	(90,028)	—	36,019	5,957
Purchases/Exchanges/Issuances	—	—	—	—
Sales/Paydowns	(100,940)	—	(77,591)	(34,255)
Accrued discount/premium	—	—	—	—
Transfers into of Level 3	1,772,880	—	—	—
Transfers out of Level 3	(743,919)	(9,337,675)	—	—

Balance as of 10/31/18	$1,567,956	$—	$(41,572)	$38,374

See Notes to Financial Statements.

108

	Corporate Bonds	Residential Mortgage-Backed Securities	Options Written	Credit Default Swap Agreements
Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(90,028)	$—	$36,019	$38,374

*

Other financial instruments are derivatives, with the exception of unfunded loan commitments and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of October 31, 2018	Valuation Methodology	Unobservable Inputs
Asset-Backed Securities—Residential Mortgage-Backed Securities	$20,813,302	Market Approach	Single Broker Indicative Quote
Bank Loans	1,138,500	Market Approach	Single Broker Indicative Quote
Corporate Bonds	1,567,956	Market Approach	Single Broker Indicative Quote
Options Written	(41,572)	Market Approach	Single Broker Indicative Quote
Credit Default Swap Agreements	38,374	Market Approach	Single Broker Indicative Quote

	$23,516,560

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Commercial Mortgage-Backed Securities	$1,312,964	L3 to L2	Single Broker Indicative Quote to Evaluated Bid
Corporate Bonds	$743,919	L3 to L2	Single Broker Indicative Quote to Evaluated Bid
Corporate Bonds	$1,772,880	L2 to L3	Evaluated Bid to Single Broker Indicative Quote
Residential Mortgage-Backed Securities	$9,337,675	L3 to L2	Single Broker Indicative Quote to Evaluated Bid

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2018 were as follows (unaudited):

Collateralized Loan Obligations	23.3%
Affiliated Mutual Funds (3.1% represents investments purchased with collateral from securities on loan)	10.5
Residential Mortgage-Backed Securities	9.9%
Sovereign Bonds	9.5
Commercial Mortgage-Backed Securities	6.2
Banks	4.8

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	109

Schedule of Investments (continued)

as of October 31, 2018

Industry Classification (continued):

U.S. Treasury Obligations	3.6%
Options Purchased	2.6
Home Equity Loans	2.5
Consumer Loans	2.3
Home Builders	2.0
Media	1.7
Oil & Gas	1.7
Telecommunications	1.6
Chemicals	1.5
Healthcare-Services	1.4
Electric	1.2
Retail	1.0
Entertainment	1.0
Commercial Services	1.0
Building Materials	0.8
Software	0.8
Student Loans	0.7
Insurance	0.7
Pipelines	0.7
Pharmaceuticals	0.6
Foods	0.6
Real Estate Investment Trusts (REITs)	0.6
Packaging & Containers	0.6
Lodging	0.5
Municipal Bonds	0.5
Technology	0.4
Electronics	0.3
Aerospace & Defense	0.3
Auto Parts & Equipment	0.3
Airlines	0.2
Investment Companies	0.2
Diversified Financial Services	0.2
Real Estate	0.2
Automobiles	0.2
Gas	0.2
Semiconductors	0.2
Transportation	0.2

Auto Manufacturers	0.2%
Energy-Alternate Sources	0.1
Beverages	0.1
Computers	0.1
Miscellaneous Manufacturing	0.1
Electrical Components & Equipment	0.1
Trucking & Leasing	0.1
Water	0.1
Home Furnishings	0.1
Apparel	0.1
Leisure Time	0.1
Distribution/Wholesale	0.1
Household Products/Wares	0.1
Multi-National	0.1
Biotechnology	0.1
Oil, Gas & Consumable Fuels	0.1
Housewares	0.1
Consumer Services	0.0	*
Oil, Gas & Coal	0.0	*
Internet	0.0	*
Mining	0.0	*
Forest Products & Paper	0.0	*
Iron/Steel	0.0	*
Savings & Loans	0.0	*
Oil & Gas Services	0.0	*
Textiles	0.0	*
Healthcare & Pharmaceuticals	0.0	*
Machinery-Diversified	0.0	*

	101.1
Options Written	(2.6)
Other assets in excess of liabilities	1.5

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

110

Fair values of derivative instruments as of October 31, 2018 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$626,097	*	Due from/to broker-variation margin swaps	$506,392	*
Credit contracts	Premiums paid for OTC swap agreements	1,533,905		Premiums received for OTC swap agreements	5,292,750
Credit contracts	Unaffiliated investments	104,691		Options written outstanding, at value	963,664
Credit contracts	Unrealized appreciation on OTC swap agreements	2,643,787		Unrealized depreciation on OTC swap agreements	427,119
Foreign exchange contracts	Unaffiliated investments	66,406,973		Options written outstanding, at value	66,462,237
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	8,453,202		Unrealized depreciation on OTC cross currency exchange contracts	2,194,313
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	32,728,424		Unrealized depreciation on OTC forward foreign currency exchange contracts	18,223,125
Interest rate contracts	Due from/to broker-variation margin futures	5,007,007	*	Due from/to broker-variation margin futures	15,018,681	*
Interest rate contracts	Due from/to broker-variation margin swaps	115,918,358	*	Due from/to broker-variation margin swaps	41,662,233	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	23,726
Interest rate contracts	Unaffiliated investments	1,114,430		Options written outstanding, at value	41,572
Interest rate contracts	Unrealized appreciation on OTC swap agreements	36,244		—	—

		$234,573,118			$150,815,812

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	111

Schedule of Investments (continued)

as of October 31, 2018

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Forward Rate Agreements	Swaps
Credit contracts	$(186,461)	$2,245,800	$—	$—	$—	$3,601,217
Foreign exchange contracts	(374,495)	2,056,569	—	8,782,556	—	—
Interest rate contracts	(2,375,320)	1,858,749	(17,765,290)	—	(197,618)	(3,330,559)

Total	$(2,936,276)	$6,161,118	$(17,765,290)	$8,782,556	$(197,618)	$270,658

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$(5,456)	$(715,885)	$—	$—	$(683,842)
Foreign exchange contracts	(12,366,387)	(1,357,112)	—	21,062,194	—
Interest rate contracts	1,435,729	(783,934)	(13,311,364)	—	77,028,460

Total	$(10,936,114)	$(2,856,931)	$(13,311,364)	$21,062,194	$76,344,618

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended October 31, 2018, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$36,331,262	$1,597,768,710	$1,321,425,157	$629,500,022	$315,717,974

Forward Foreign Currency Exchange Contracts— Sold(3)	Cross Currency Exchange Contracts(4)	Forward Rate Agreements(2)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$591,554,363	$57,533,337	$169,560,000	$8,801,354,271	$67,605,800

Credit Default Swap Agreements— Sell Protection(2)	Currency Swap Agreements(2)	Total Return Swap Agreements(2)	Inflation Swap Agreements(2)
$211,027,994	$20,289,600	$16,921,200	$62,074,099

See Notes to Financial Statements.

112

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Securities on Loan	$78,059,324	$(78,059,324)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America	$2,897,156	$(3,115,341)	$(218,185)	$218,185	$—
Barclays Bank PLC	1,713,415	(2,095,821)	(382,406)	382,406	—
BNP Paribas	11,997,504	(15,852,730)	(3,855,226)	3,855,226	—
Citibank NA	5,677,282	(6,677,211)	(999,929)	999,929	—
Credit Suisse
International	686,395	(563,586)	122,809	(122,809)	—
Deutsche Bank AG	27,818,931	(19,253,503)	8,565,428	(8,129,780)	435,648
Goldman Sachs
International	17,249,748	(17,171,094)	78,654	—	78,654
Hong Kong &
Shanghai Bank	1,776,831	(1,539,660)	237,171	—	237,171
JPMorgan Chase	6,942,028	(3,464,570)	3,477,458	(3,477,458)	—
JPMorgan
Securities	83,820	(66,951)	16,869	—	16,869
Morgan Stanley	32,547,336	(22,617,349)	9,929,987	(9,929,987)	—
Toronto Dominion	819,516	(257,073)	562,443	(562,443)	—
UBS AG	2,811,694	(953,617)	1,858,077	(1,055,068)	803,009

	$113,021,656	$(93,628,506)	$19,393,150	$(17,821,799)	$1,571,351

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

PGIM Absolute Return Bond Fund	113

Statement of Assets and Liabilities

as of October 31, 2018

Assets
Investments at value, including securities on loan of $78,059,324:
Unaffiliated investments (cost $2,427,240,030)	$2,371,698,417
Affiliated investments (cost $274,020,933)	274,022,630
Cash	1,836,412
Foreign currency, at value (cost $3,503,656)	3,493,887
Cash segregated for counterparty—OTC	270,000
Deposit with broker for centrally cleared/exchange-traded derivatives	70,466,000
Unrealized appreciation on OTC forward foreign currency exchange contracts	32,728,424
Receivable for Fund shares sold	19,655,094
Dividends and interest receivable	18,876,344
Unrealized appreciation on OTC cross currency exchange contracts	8,453,202
Due from broker—variation margin swaps	5,670,380
Receivable for investments sold	2,992,336
Unrealized appreciation on OTC swap agreements	2,680,031
Premiums paid for OTC swap agreements	1,533,905
Prepaid expenses	19,241

Total Assets	2,814,396,303

Liabilities
Payable to broker for collateral for securities on loan	80,080,072
Options written outstanding, at value (proceeds received $66,394,378)	67,467,473
Unrealized depreciation on OTC forward foreign currency exchange contracts	18,223,125
Payable for Fund shares reacquired	8,900,140
Payable for investments purchased	5,807,813
Premiums received for OTC swap agreements	5,316,476
Due to broker—variation margin futures	3,934,972
Unrealized depreciation on OTC cross currency exchange contracts	2,194,313
Dividends payable	1,796,946
Management fee payable	1,222,760
Accrued expenses and other liabilities	557,322
Unrealized depreciation on OTC swap agreements	427,119
Distribution fee payable	123,154
Unrealized depreciation on unfunded loan commitment	105,191
Affiliated transfer agent fee payable	6,748

Total Liabilities	196,163,624

Net Assets	$2,618,232,679

Net assets were comprised of:
Shares of beneficial interest, at par	$265,594
Paid-in capital in excess of par	2,670,114,229
Total distributable earnings (loss)	(52,147,144)

Net assets, October 31, 2018	$2,618,232,679

See Notes to Financial Statements.

114

Class A
Net asset value and redemption price per share,
($148,609,295 ÷ 15,127,567 shares of beneficial interest issued and outstanding)	$9.82
Maximum sales charge (4.50% of offering price)	0.46

Maximum offering price to public	$10.28

Class C
Net asset value, offering price and redemption price per share,
($106,734,014 ÷ 10,834,265 shares of beneficial interest issued and outstanding)	$9.85

Class Z
Net asset value, offering price and redemption price per share,
($2,159,517,732 ÷ 218,931,000 shares of beneficial interest issued and outstanding)	$9.86

Class R6
Net asset value, offering price and redemption price per share,
($203,371,638 ÷ 20,700,865 shares of beneficial interest issued and outstanding)	$9.82

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	115

Statement of Operations

Year Ended October 31, 2018

Net Investment Income (Loss)
Income
Interest income (net of $2,238 foreign withholding tax)	$80,492,145
Affiliated dividend income	3,704,433
Income from securities lending, net (including affiliated income of $110,038)	396,699

Total income	84,593,277

Expenses
Management fee	15,129,812
Distribution fee(a)	1,385,189
Transfer agent’s fees and expenses (including affiliated expense of $176,142)(a)	2,047,736
Custodian and accounting fees	328,116
Registration fees(a)	142,937
Shareholders’ reports	124,399
Audit fee	65,237
Trustees’ fees	50,437
Legal fees and expenses	32,313
Miscellaneous	35,262

Total expenses	19,341,438
Less: Fee waiver and/or expense reimbursement(a)	(973,229)

Net expenses	18,368,209

Net investment income (loss)	66,225,068

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(3,291))	(3,231,668)
Futures transactions	(17,765,290)
Forward rate agreement transactions	(197,618)
Forward and cross currency contract transactions	8,782,556
Options written transactions	6,161,118
Swap agreement transactions	270,658
Foreign currency transactions	(1,498,926)

(7,479,170)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(2,919))	(88,152,249)
Futures	(13,311,364)
Forward and cross currency contracts	21,062,194
Options written	(2,856,931)
Swap agreements	76,344,618
Foreign currencies	144,752
Unfunded loan commitment	(105,191)

(6,874,171)

Net gain (loss) on investment and foreign currency transactions	(14,353,341)

Net Increase (Decrease) In Net Assets Resulting From Operations	$51,871,727

See Notes to Financial Statements.

116

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	356,531	1,028,658	—	—
Transfer agent’s fees and expenses	101,777	81,275	1,746,832	117,852
Registration fees	21,866	14,941	86,911	19,219
Fee waiver and/or expense reimbursement	(7,197)	(5,952)	(913,213)	(46,867)

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	117

Statements of Changes in Net Assets

	Year Ended October 31,
	2018		2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$66,225,068	$41,264,043
Net realized gain (loss) on investment and foreign currency transactions		(7,479,170)	(27,972,409)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies		(6,874,171)	84,184,745

Net increase (decrease) in net assets resulting from operations		51,871,727	97,476,379

Dividends and Distributions
Distributions from distributable earnings*
Class A		(4,734,445)	—
Class C		(2,615,351)	—
Class Z		(60,484,857)	—
Class R6		(11,823,707)	—

		(79,658,360)	—

Dividends from net investment income
Class A			(3,294,330)
Class C			(1,651,332)
Class Z			(28,720,055)
Class R6			(7,126,086)

		*	(40,791,803)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold		1,576,859,957	772,806,468
Net asset value of shares issued in reinvestment of dividends and distributions		62,358,791	29,178,897
Cost of shares reacquired		(835,611,009)	(527,204,224)

Net increase (decrease) in net assets from Fund share transactions		803,607,739	274,781,141

Total increase (decrease)		775,821,106	331,465,717

Net Assets:
Beginning of year		1,842,411,573	1,510,945,856

End of year(a)		$2,618,232,679	$1,842,411,573

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$5,723,264

*	For the year ended October 31, 2018, the Fund has adopted amendments to Regulation S-X (refer to Note 9).

See Notes to Financial Statements.

118

Notes to Financial Statements

Prudential Investment Portfolios 9 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware business trust on September 18, 1998. The Trust currently consists of five funds: PGIM Absolute Return Bond Fund and PGIM QMA Large-Cap Core Equity Fund, each of which are diversified funds and PGIM International Bond Fund, PGIM Select Real Estate Fund and PGIM Real Estate Income Fund, each of which are non-diversified funds for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM Absolute Return Bond Fund (the “Fund”). Effective June 11, 2018, the names of the Fund and the other funds which comprise the Trust were changed by replacing “Prudential” with “PGIM” and each fund’s Class Q shares were renamed Class R6 shares.

The investment objective of the Fund is seek positive returns over the long term, regardless of market conditions.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, a Valuation Committee has been established as two persons, being one or more officers of the Trust, including: the Trust’s Treasurer (or the Treasurer’s direct reports); and the Trust’s Chief or Deputy Chief Compliance Officer (or Vice-President-level direct reports of the Chief or Deputy Chief Compliance Officer). Under the current valuation procedures, the Valuation Committee of the Board is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from

PGIM Absolute Return Bond Fund	119

Notes to Financial Statements (continued)

market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business

120

days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed

PGIM Absolute Return Bond Fund	121

Notes to Financial Statements (continued)

reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Connecticut Avenue Securities (CAS) and Structured Agency Credit Risk (STACR): The Fund purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Fund. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Fund could lose some or all of its principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

122

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use

PGIM Absolute Return Bond Fund	123

Notes to Financial Statements (continued)

options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in

124

the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Bank Loans: The Fund invests in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Fund entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements: The Fund may enter into credit default, interest rate and other types of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps

PGIM Absolute Return Bond Fund	125

Notes to Financial Statements (continued)

pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed-rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

126

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a fixed amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset

PGIM Absolute Return Bond Fund	127

Notes to Financial Statements (continued)

amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty

128

the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2018, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Payment-In-Kind: The Fund invests in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on

PGIM Absolute Return Bond Fund	129

Notes to Financial Statements (continued)

debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. PGIM

130

Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Effective January 1, 2018, the management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.650% of the Fund’s average daily net assets up to and including $2.5 billion, 0.625% of the next $2.5 billion and 0.600% of the average daily net assets in excess of $5 billion. Prior to January 1, 2018, the management fee paid to PGIM Investments was accrued daily and payable monthly at an annual rate of 0.80% of the Fund’s average daily net assets up to $2.5 billion, 0.775% of the next $2.5 billion and 0.75% of such assets in excess of $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.670% for the year ended October 31, 2018.

Effective January 1, 2018, PGIM Investments has contractually agreed, through February 28, 2019, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.73% of average daily net assets for Class Z shares, and 0.70% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Effective November 1, 2018 this waiver agreement was extended through February 29, 2020.

Where applicable, PGIM Investments voluntarily agreed through October 31, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Effective November 1, 2018 this voluntary agreement became part of the Fund’s contractual waiver agreement through February 29, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such wavier/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of

PGIM Absolute Return Bond Fund	131

Notes to Financial Statements (continued)

the recoupment for that fiscal year. Prior to January 1, 2018, PGIM Investments had contractually agreed to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, acquired fund fees and expenses, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to 0.90% of the Fund’s average daily net assets.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively.

PIMS has advised the Fund that it received $317,625 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2018. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2018, it received $2,700 and $9,632 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that, subject to certain conditions, permits purchase and sale transactions among affiliated

132

investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended October 31, 2018, no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended October 31, 2018, PGIM, Inc. was compensated $49,748 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2018, were $1,446,532,772 and $703,096,068, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2018, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$143,027,511	$1,151,247,608	$1,100,488,431	$—	$—	$193,786,688	193,786,688	$3,704,433
PGIM Institutional Money Market Fund*
68,469,036	274,478,785	262,705,669	(2,919)	(3,291)	80,235,942	80,235,942	110,038	**

$211,496,547	$1,425,726,393	$1,363,194,100	$(2,919)	$(3,291)	$274,022,630		$3,814,471

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

PGIM Absolute Return Bond Fund	133

Notes to Financial Statements (continued)

For the year ended October 31, 2018, the tax character of dividends paid by the Fund was $79,658,360 of ordinary income. For the year ended October 31, 2017, the tax character of dividends paid by the Fund was $40,791,803 of ordinary income.

As of October 31, 2018, the accumulated undistributed earnings on a tax basis was $33,488,313 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$2,644,939,632	$80,872,185	$(64,064,749)	$16,807,436

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales, straddle loss deferral, future and forward contracts, difference in the treatment of premium amortization and other cost basis differences between financial and tax accounting.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2018 of approximately $100,645,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made

134

within 12 months of purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $0.001 par value per share, divided into four classes, designated Class A, Class C, Class Z and Class R6.

As of October 31, 2018, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned and 794,458 Class R6 shares of the Fund. At reporting period end, nine shareholders of record held 85% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	7,737,083	$76,766,423
Shares issued in reinvestment of dividends and distributions	363,796	3,599,637
Shares reacquired	(3,470,620)	(34,386,767)

Net increase (decrease) in shares outstanding before conversion	4,630,259	45,979,293
Shares issued upon conversion from other share class(es)	542,478	5,369,357
Shares reacquired upon conversion into other share class(es)	(2,125,033)	(20,970,487)

Net increase (decrease) in shares outstanding	3,047,704	$30,378,163

Year ended October 31, 2017:
Shares sold	5,287,444	$51,389,408
Shares issued in reinvestment of dividends and distributions	263,023	2,563,014
Shares reacquired	(6,475,151)	(62,665,690)

Net increase (decrease) in shares outstanding before conversion	(924,684)	(8,713,268)
Shares issued upon conversion from other share class(es)	260,628	2,533,357
Shares reacquired upon conversion into other share class(es)	(7,865,438)	(76,474,888)

Net increase (decrease) in shares outstanding	(8,529,494)	$(82,654,799)

Class C
Year ended October 31, 2018:
Shares sold	3,141,833	$31,222,637
Shares issued in reinvestment of dividends and distributions	219,367	2,176,489
Shares reacquired	(1,939,289)	(19,269,209)

Net increase (decrease) in shares outstanding before conversion	1,421,911	14,129,917
Shares reacquired upon conversion into other share class(es)	(506,587)	(5,024,802)

Net increase (decrease) in shares outstanding	915,324	$9,105,115

Year ended October 31, 2017:
Shares sold	1,372,212	$13,418,733
Shares issued in reinvestment of dividends and distributions	136,492	1,336,820
Shares reacquired	(2,985,937)	(29,077,382)

Net increase (decrease) in shares outstanding before conversion	(1,477,233)	(14,321,829)
Shares reacquired upon conversion into other share class(es)	(875,243)	(8,568,509)

Net increase (decrease) in shares outstanding	(2,352,476)	$(22,890,338)

PGIM Absolute Return Bond Fund	135

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Year ended October 31, 2018:
Shares sold	137,049,289	$1,363,011,556
Shares issued in reinvestment of dividends and distributions	4,728,423	46,966,093
Shares reacquired	(50,759,062)	(504,637,628)

Net increase (decrease) in shares outstanding before conversion	91,018,650	905,340,021
Shares issued upon conversion from other share class(es)	2,629,628	26,073,554
Shares reacquired upon conversion into other share class(es)	(2,814,518)	(27,907,422)

Net increase (decrease) in shares outstanding	90,833,760	$903,506,153

Year ended October 31, 2017:
Shares sold	58,776,093	$574,643,248
Shares issued in reinvestment of dividends and distributions	2,154,719	21,153,567
Shares reacquired	(30,565,874)	(297,888,862)

Net increase (decrease) in shares outstanding before conversion	30,364,938	297,907,953
Shares issued upon conversion from other share class(es)	9,644,649	94,171,386
Shares reacquired upon conversion into other share class(es)	(17,693,832)	(172,517,504)

Net increase (decrease) in shares outstanding	22,315,755	$219,561,835

Class R6
Year ended October 31, 2018:
Shares sold	10,649,660	$105,859,341
Shares issued in reinvestment of dividends and distributions	971,802	9,616,572
Shares reacquired	(28,032,106)	(277,317,405)

Net increase (decrease) in shares outstanding before conversion	(16,410,644)	(161,841,492)
Shares issued upon conversion from other share class(es)	2,284,964	22,552,844
Shares reacquired upon conversion into other share class(es)	(9,358)	(93,044)

Net increase (decrease) in shares outstanding	(14,135,038)	$(139,381,692)

Year ended October 31, 2017:
Shares sold	13,571,706	$133,355,079
Shares issued in reinvestment of dividends and distributions	422,868	4,125,496
Shares reacquired	(14,035,658)	(137,572,290)

Net increase (decrease) in shares outstanding before conversion	(41,084)	(91,715)
Shares issued upon conversion from other share class(es)	17,546,616	170,377,523
Shares reacquired upon conversion into other share class(es)	(978,301)	(9,521,365)

Net increase (decrease) in shares outstanding	16,527,231	$160,764,443

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15%

136

of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the reporting period ended October 31, 2018.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of

PGIM Absolute Return Bond Fund	137

Notes to Financial Statements (continued)

factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk. The Fund may face a heightened level of interest rate risk as a result of the US Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Mortgage-Backed and Other Asset-Backed Securities Risk: Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Asset-backed securities are another type of pass-through instruments that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities can also be collateralized by a portfolio of corporate bonds including junk bonds or other securities. The values of mortgage-backed and asset-backed securities vary with changes in interest rates and are particularly sensitive to prepayments (the risk is that the underlying debt instruments may be partially or wholly prepaid during periods of falling interest rates, which could require the Fund to reinvest in lower yielding debt instruments) or extensions (the risk is that rising interest rates may cause the underlying debt instruments to be repaid more slowly by the debtor, causing the value of the securities to fall). Asset-backed securities are also subject to liquidity risk.

138

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. All of these have been reflected in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

PGIM Absolute Return Bond Fund	139

Financial Highlights

Class A Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.93	$9.59	$9.48	$9.79	$9.82
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.23	0.25	0.23	0.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.05)	0.33	0.06	(0.30)	0.02
Total from investment operations	0.22	0.56	0.31	(0.07)	0.27
Less Dividends and Distributions:
Dividends from net investment income	(0.33)	(0.22)	(0.15)	(0.21)	(0.30)
Tax return of capital distributions	-	-	(0.05)	(0.03)	-
Total dividends and distributions	(0.33)	(0.22)	(0.20)	(0.24)	(0.30)
Net asset value, end of year	$9.82	$9.93	$9.59	$9.48	$9.79
Total Return(b):	2.21%	5.95%	3.36%	(0.78)%	2.76%

Ratios/Supplemental Data:
Net assets, end of year (000)	$148,609	$119,969	$197,713	$315,214	$452,955
Average net assets (000)	$142,613	$145,290	$246,082	$383,950	$483,199
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.03%	1.15%	1.15%	1.15%	1.15%
Expenses before waivers and/or expense reimbursement	1.04%	1.22% (e)	1.24%	1.24%	1.27%
Net investment income (loss)	2.72%	2.31%	2.67%	2.39%	2.58%
Portfolio turnover rate(f)	52%	72%	38%	64%	64%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from 0.30% to 0.25% of the average daily net assets and the 0.05% contractual 12b-1 fee waiver was terminated.

(e)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

140

Class C Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.96	$9.62	$9.51	$9.82	$9.85
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.15	0.18	0.16	0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.05)	0.34	0.06	(0.31)	0.01
Total from investment operations	0.14	0.49	0.24	(0.15)	0.19
Less Dividends and Distributions:
Dividends from net investment income	(0.25)	(0.15)	(0.10)	(0.13)	(0.22)
Tax return of capital distributions	-	-	(0.03)	(0.03)	-
Total dividends and distributions	(0.25)	(0.15)	(0.13)	(0.16)	(0.22)
Net asset value, end of year	$9.85	$9.96	$9.62	$9.51	$9.82
Total Return(b):	1.43%	5.16%	2.59%	(1.51)%	1.97%

Ratios/Supplemental Data:
Net assets, end of year (000)	$106,734	$98,789	$118,092	$161,679	$195,312
Average net assets (000)	$102,866	$106,174	$135,510	$183,419	$183,745
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.79%	1.90%	1.90%	1.90%	1.90%
Expenses before waivers and/or expense reimbursement	1.80%	1.97% (d)	1.99%	1.97%	1.97%
Net investment income (loss)	1.93%	1.58%	1.91%	1.62%	1.81%
Portfolio turnover rate(e)	52%	72%	38%	64%	64%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	141

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.97	$9.64	$9.52	$9.83	$9.86
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.25	0.27	0.25	0.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.06)	0.33	0.08	(0.30)	0.02
Total from investment operations	0.24	0.58	0.35	(0.05)	0.29
Less Dividends and Distributions:
Dividends from net investment income	(0.35)	(0.25)	(0.17)	(0.23)	(0.32)
Tax return of capital distributions	-	-	(0.06)	(0.03)	-
Total dividends and distributions	(0.35)	(0.25)	(0.23)	(0.26)	(0.32)
Net asset value, end of year	$9.86	$9.97	$9.64	$9.52	$9.83
Total Return(b):	2.48%	6.08%	3.71%	(0.53)%	3.00%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,159,518	$1,277,401	$1,019,254	$1,755,667	$2,070,862
Average net assets (000)	$1,679,461	$1,121,943	$1,396,060	$2,029,397	$1,484,697
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.75%	0.90%	0.90%	0.90%	0.90%
Expenses before waivers and/or expense reimbursement	0.81%	0.96% (d)	0.99%	0.97%	0.97%
Net investment income (loss)	3.01%	2.59%	2.91%	2.61%	2.79%
Portfolio turnover rate(e)	52%	72%	38%	64%	64%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

142

Class R6 Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.94	$9.61	$9.49	$9.81	$9.83
Income (loss) from investment operations:
Net investment income (loss)	0.29	0.26	0.28	0.25	0.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.05)	0.32	0.07	(0.30)	0.03
Total from investment operations	0.24	0.58	0.35	(0.05)	0.31
Less Dividends and Distributions:
Dividends from net investment income	(0.36)	(0.25)	(0.17)	(0.24)	(0.33)
Tax return of capital distributions	-	-	(0.06)	(0.03)	-
Total dividends and distributions	(0.36)	(0.25)	(0.23)	(0.27)	(0.33)
Net asset value, end of year	$9.82	$9.94	$9.61	$9.49	$9.81
Total Return(b):	2.42%	6.15%	3.81%	(0.57)%	3.16%

Ratios/Supplemental Data:
Net assets, end of year (000)	$203,372	$346,253	$175,887	$151,294	$19,025
Average net assets (000)	$329,668	$270,229	$158,967	$125,910	$18,604
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.74%	0.90%	0.84%	0.85%	0.85%
Expenses before waivers and/or expense reimbursement	0.75%	0.90% (d)	0.84%	0.85%	0.85%
Net investment income (loss)	2.95%	2.64%	2.97%	2.61%	2.87%
Portfolio turnover rate(e)	52%	72%	38%	64%	64%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	143

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 9:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Absolute Return Bond Fund (formerly Prudential Absolute Return Bond Fund) (the “Fund”), a series of Prudential Investment Portfolios 9, including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for the years indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the years indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

December 18, 2018

144

Federal Income Tax Information (unaudited)

For the year ended October 31, 2018, the Fund reports the maximum amount allowable but not less than 47.39% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2019, you will be advised on IRS Form 1099-DIV or substitute Form 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2018.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 2.25% of the dividends paid by the Fund qualifies for such deduction.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

PGIM Absolute Return Bond Fund	145

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 93	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (66) Board Member Portfolios Overseen: 93	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (66) Board Member Portfolios Overseen: 93	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

PGIM Absolute Return Bond Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (58) Board Member Portfolios Overseen: 92	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (62) Board Member & Independent Chair Portfolios Overseen: 93	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 92	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company); Independent Director, Kabbage, Inc. (since July 2018) (financial services).	Since September 2017

Michael S. Hyland, CFA (73) Board Member Portfolios Overseen: 93	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Richard A. Redeker (75) Board Member Portfolios Overseen: 93	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

PGIM Absolute Return Bond Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Brian K. Reid (56)# Board Member Portfolios Overseen: 92	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

#	Mr. Reid joined the Board effective as of March 1, 2018.

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (56) Board Member & President Portfolios Overseen: 93	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgiminvestments.com

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen:93	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Grace C. Torres* (59) Board Member Portfolios Overseen: 92	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

PGIM Absolute Return Bond Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French (56) Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Visit our website at pgiminvestments.com

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (44) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

Brian D. Nee (52) Treasurer and Principal Financial and Accounting Officer	Vice President and Head of Finance of PGIM Investments LLC (since August 2015) and PGIM Global Partners (since February 2017); formerly, Vice President, Treasurer’s Department of Prudential (September 2007-August 2015).	Since July 2018

Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

PGIM Absolute Return Bond Fund

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at pgiminvestments.com

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Absolute Return Bond Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit, and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7, 2018 and on June 19-21, 2018 and approved the renewal of the agreements through July 31, 2019, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser, and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout

[1]	PGIM Absolute Return Bond Fund is a series of Prudential Investment Portfolios 9.

PGIM Absolute Return Bond Fund

Approval of Advisory Agreements (continued)

the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7, 2018 and on June 19-21, 2018.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and

Visit our website at pgiminvestments.com

responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also

PGIM Absolute Return Bond Fund

Approval of Advisory Agreements (continued)

considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one, three-, and five-year periods ended December 31, 2017.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2017. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively

Visit our website at pgiminvestments.com

determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also may have provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Gross Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	2nd Quartile	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s annual operating expenses at 0.70% for Class R6 shares, and 0.73% for Class Z shares through February 28, 2019.

•

The Board also noted information provided by PGIM Investments which indicated that because the Fund’s expense cap had not been in effect for the full fiscal year, the Fund’s ranking for net total expenses did not reflect the full impact of the expense cap, and that if the expense cap had been in effect for the full fiscal year, the Fund would have ranked in the first quartile of its Peer Group.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Absolute Return Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Brian D. Nee, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Andrew R. French, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Absolute Return Bond Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM ABSOLUTE RETURN BOND FUND

SHARE CLASS	A	C	Z	R6*
NASDAQ	PADAX	PADCX	PADZX	PADQX
CUSIP	74441J852	74441J845	74441J829	74441J837

*Formerly known as Class Q shares.

MF213E

PGIM QMA LARGE-CAP CORE EQUITY FUND

(Formerly known as Prudential QMA Large-Cap Core Equity Fund)

ANNUAL REPORT

OCTOBER 31, 2018

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an e-mail request to PGIM Investments at shareholderreports@pgim.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Long-term growth of capital

Highlights (unaudited)

•	Favoring companies with improving earnings prospects and good quality was particularly additive to performance during the reporting period.

•	The Fund’s modest overweight in the health care sector helped performance.

•	The Fund’s relative value strategy, which favors stocks that are inexpensive relative to industry peers, detracted from performance during the period.

•	Stock selection in the consumer discretionary and information technology sectors lagged the S&P 500 Index.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of Quantitative Management Associates LLC, a registered investment adviser and a wholly owned subsidiary of PGIM, Inc., a Prudential Financial company. © 2018 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgiminvestments.com

PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have

PGIM QMA Large-Cap Core Equity Fund	3

transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the

4	Visit our website at pgiminvestments.com

Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM QMA Large-Cap Core Equity Fund	5

6	Visit our website at pgiminvestments.com

Letter from the President

Dear Shareholder:

We hope you find the annual report for PGIM QMA Large-Cap Core Equity Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

During the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In September, the Federal Reserve hiked interest rates for the eighth time since 2015, based on confidence in the economy.

Equity returns on the whole were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly early in the period on inflation concerns, rising interest rates, and a potential global trade war, and again late in the period on worries that profit growth might slow in 2019.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors, such as high yield bonds and bank loans, which posted small gains. US investment-grade corporate bonds and US Treasury bonds both finished the period with negative returns. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM QMA Large-Cap Core Equity Fund

December 14, 2018

*The Prudential Day One Funds did not change their names.

PGIM QMA Large-Cap Core Equity Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/18 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–0.15	9.56	11.57	—
Class B	0.18	9.80	11.35	—
Class C	4.01	9.99	11.38	—
Class Z	5.98	11.08	12.49	—
Class R6*	6.10	N/A	N/A	12.52 (12/28/16)
S&P 500 Index
	7.35	11.33	13.23	—
Lipper Large-Cap Core Funds Average
	5.58	9.64	12.06	—

	Average Annual Total Returns as of 10/31/18 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	5.67	10.81	12.20	—
Class B	4.67	9.94	11.35	—
Class C	4.91	9.99	11.38	—
Class Z	5.98	11.08	12.49	—
Class R6*	6.10	N/A	N/A	12.52 (12/28/16)
S&P 500 Index
	7.35	11.33	13.23	—
Lipper Large-Cap Core Funds Average
	5.58	9.64	12.06	—

8	Visit our website at pgiminvestments.com

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2008) and the account values at the end of the current fiscal year (October 31, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

*Formerly known as Class Q shares.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the class’ inception date.

PGIM QMA Large-Cap Core Equity Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Z	Class R6**
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5) 1.00% (Yr. 6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	1.00%	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

**Formerly known as Class Q shares.

Benchmark Definitions

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 13.18%.

Lipper Large-Cap Core Funds Average—The Lipper Large-Cap Core Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Large-Cap Core Funds universe for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have wide latitude in the companies in which they invest. These funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share-growth value compared with the S&P 500 Index. The average annual total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 11.73%.

10	Visit our website at pgiminvestments.com

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 10/31/18 (%)

Apple, Inc., Technology Hardware, Storage & Peripherals	3.9
Microsoft Corp., Software	3.5
Amazon.com, Inc., Internet & Direct Marketing Retail	2.4
JPMorgan Chase & Co., Banks	2.2
Alphabet, Inc. (Class C Stock), Interactive Media & Services	1.9

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/18 (%)

Software	6.6
Oil, Gas & Consumable Fuels	5.5
Pharmaceuticals	5.4
Technology Hardware, Storage & Peripherals	5.2
Banks	5.1

Industry weightings reflect only long-term investments and are subject to change.

PGIM QMA Large-Cap Core Equity Fund	11

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM QMA Large-Cap Core Equity Fund’s Class Z shares returned 5.98% for the 12-month reporting period that ended October 31, 2018, underperforming the 7.35% return of the S&P 500 Index. The Fund outperformed the 5.58% return of the Lipper Large-Cap Core Funds Average over the period.

What were the market conditions?

•

In December 2017, the US Congress passed a tax reform bill that cut corporate and individual tax rates. The US equity market surged thereafter but was choppy from late January 2018 into the end of the reporting period.

•

Fiscal stimulus generated by the tax cuts translated into significant corporate earnings growth. Other solid fundamentals included continuing economic growth and robust employment. Meanwhile, though inflation remained benign, interest rates increased.

•

Despite a favorable economic backdrop, US stocks generated only modestly positive returns during the reporting period, as geopolitical concerns arose. Anxiety regarding a global trade war emerged in March 2018 and subsequently intensified as the Trump administration threatened to impose multiple rounds of tariffs on Chinese goods.

What worked?

•

The Fund is comprised of a diversified portfolio of stocks that QMA identifies as attractive using a proprietary quantitative model. The model evaluates stocks with regard to earnings expectations, quality, and relative value. Over the past year, favoring companies with improving earnings prospects helped performance, particularly in the health care sector.

•	Favoring companies with good quality also helped performance over the past year. This was most evident in the energy sector, where high-quality stocks outperformed their poor-quality counterparts.

•

We build the portfolio from the bottom up, and place limits on risks we do not believe will add value to the portfolio. For example, we keep the Fund’s sector weights close to those of the S&P 500 Index. During the period, our model’s risk controls were effective at keeping unwanted risk out of the portfolio.

What didn’t work?

•

QMA favors stocks that are inexpensive relative to industry peers. The relative value strategy detracted from the Fund’s performance during the reporting period. In general, stocks that were more expensive based on measures like forward price-to-earnings, price-to-book, and price-to-sales ratios outperformed those that were attractively priced.

12	Visit our website at pgiminvestments.com

•

Stock selection in the consumer discretionary and information technology sectors lagged the S&P 500 Index. This was driven primarily by the underweighting of certain Internet-related companies that, despite having reasonable growth prospects, were very expensive relative to peers. These stocks continued to do well throughout the period, detracting from the Fund’s performance.

Did the Fund hold derivatives, and how did they affect performance?

•

The Fund held futures contracts on the S&P 500 Index. QMA uses these instruments primarily to manage daily cash flows, provide liquidity, and equitize cash, and not as a means of adding to performance. Subsequently, the effect on performance was minimal.

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return relative to the benchmark, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
General Electric Co.	0.47	Amazon.com, Inc.	–0.58
Philip Morris International, Inc.	0.35	Celgene Corp.	–0.25
Lululemon Athletica Inc.	0.25	Chemours Co.	–0.23
Macy’s, Inc.	0.24	Nutrisystem, Inc.	–0.23
DowDuPont, Inc.	0.20	Apple, Inc.	–0.16

Current outlook

•

Investors tend to overreact to headline news, which provides opportunities for a disciplined approach. This overreaction was evident during the reporting period in the widening spread (or difference in price) between expensive and cheap stocks relative to earnings. In QMA’s view, this implies that valuation factors are underpriced and suggests the potential for solid returns to value factors in the future.

PGIM QMA Large-Cap Core Equity Fund	13

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

14	Visit our website at pgiminvestments.com

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM QMA Large-Cap Core Equity Fund		Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,018.80	0.72%	$3.66
	Hypothetical	$1,000.00	$1,021.58	0.72%	$3.67
Class B	Actual	$1,000.00	$1,014.10	1.65%	$8.38
	Hypothetical	$1,000.00	$1,016.89	1.65%	$8.39
Class C	Actual	$1,000.00	$1,014.70	1.43%	$7.26
	Hypothetical	$1,000.00	$1,018.00	1.43%	$7.27
Class Z	Actual	$1,000.00	$1,020.20	0.47%	$2.39
	Hypothetical	$1,000.00	$1,022.84	0.47%	$2.40
Class R6**	Actual	$1,000.00	$1,020.70	0.35%	$1.78
	Hypothetical	$1,000.00	$1,023.44	0.35%	$1.79

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2018, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

PGIM QMA Large-Cap Core Equity Fund	15

Schedule of Investments

as of October 31, 2018

Description	Shares	Value
LONG-TERM INVESTMENTS 96.9%

COMMON STOCKS

Aerospace & Defense 2.0%
Lockheed Martin Corp.	7,500	$2,203,875
Raytheon Co.	10,450	1,829,168
United Technologies Corp.	11,200	1,391,152
Vectrus, Inc.*	5,350	143,380

		5,567,575

Air Freight & Logistics 0.8%
United Parcel Service, Inc. (Class B Stock)	20,100	2,141,454

Auto Components 0.1%
Garrett Motion, Inc. (Switzerland)*	1,860	28,216
Tenneco, Inc. (Class A Stock)	6,400	220,352

		248,568

Banks 5.1%
Bank of America Corp.	98,968	2,721,620
BB&T Corp.	8,600	422,776
Citigroup, Inc.	50,300	3,292,638
JPMorgan Chase & Co.	56,500	6,159,630
Synovus Financial Corp.	8,700	326,772
Wells Fargo & Co.	21,100	1,123,153

		14,046,589

Beverages 1.2%
PepsiCo, Inc.	30,244	3,398,821

Biotechnology 2.4%
Amgen, Inc.	700	134,953
Biogen, Inc.*	1,200	365,124
Celgene Corp.*	26,600	1,904,560
Gilead Sciences, Inc.	34,900	2,379,482
Vertex Pharmaceuticals, Inc.*	11,300	1,914,898

		6,699,017

Building Products 0.5%
Armstrong World Industries, Inc.*	7,000	432,250
Masco Corp.	7,800	234,000

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	17

Schedule of Investments (continued)

as of October 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Building Products (cont’d.)
Resideo Technologies, Inc.*	3,100	$65,255
Universal Forest Products, Inc.	19,100	539,957

		1,271,462

Capital Markets 1.9%
Ameriprise Financial, Inc.	11,750	1,495,070
Goldman Sachs Group, Inc. (The)	6,750	1,521,247
Morgan Stanley	10,750	490,845
Raymond James Financial, Inc.	4,800	368,112
State Street Corp.	12,550	862,812
T. Rowe Price Group, Inc.	5,450	528,596

		5,266,682

Chemicals 1.5%
Eastman Chemical Co.	17,600	1,378,960
Huntsman Corp.	29,350	642,178
LyondellBasell Industries NV (Class A Stock)	3,900	348,153
Sherwin-Williams Co. (The)	4,300	1,691,921

		4,061,212

Communications Equipment 1.9%
Arista Networks, Inc.*	3,400	783,190
Cisco Systems, Inc.	89,550	4,096,912
CommScope Holding Co., Inc.*	10,700	257,442
Plantronics, Inc.	300	17,691

		5,155,235

Construction & Engineering 0.2%
EMCOR Group, Inc.	5,850	415,233
Quanta Services, Inc.*	7,400	230,880

		646,113

Consumer Finance 1.3%
American Express Co.	7,200	739,656
Capital One Financial Corp.	20,750	1,852,975
Discover Financial Services	3,950	275,196

See Notes to Financial Statements.

18

Description	Shares	Value
COMMON STOCKS (Continued)

Consumer Finance (cont’d.)
Navient Corp.	10,200	$118,116
OneMain Holdings, Inc.*	23,350	665,942

		3,651,885

Containers & Packaging 0.4%
Avery Dennison Corp.	4,800	435,456
Greif, Inc. (Class A Stock)	1,700	80,410
WestRock Co.	15,100	648,847

		1,164,713

Distributors 0.1%
Core-Mark Holding Co., Inc.	2,700	103,707

Diversified Financial Services 1.1%
Berkshire Hathaway, Inc. (Class B Stock)*	12,900	2,648,112
Jefferies Financial Group, Inc.	21,600	463,752

		3,111,864

Diversified Telecommunication Services 2.8%
AT&T, Inc.	124,154	3,809,045
Verizon Communications, Inc.	68,250	3,896,392

		7,705,437

Electric Utilities 1.1%
Entergy Corp.	2,200	184,690
Eversource Energy	8,650	547,199
Exelon Corp.	47,750	2,091,928
Portland General Electric Co.	6,500	293,020

		3,116,837

Electrical Equipment 0.5%
AMETEK, Inc.	6,450	432,666
Atkore International Group, Inc.*	27,200	523,872
Emerson Electric Co.	3,900	264,732
Encore Wire Corp.	2,600	114,920

		1,336,190

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	19

Schedule of Investments (continued)

as of October 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Electronic Equipment, Instruments & Components 0.3%
Anixter International, Inc.*	5,300	$348,157
CDW Corp.	4,050	364,541
Tech Data Corp.*	900	63,594

		776,292

Energy Equipment & Services 0.2%
Exterran Corp.*	8,100	169,209
Superior Energy Services, Inc.*	31,400	245,862

		415,071

Entertainment 1.3%
Activision Blizzard, Inc.	29,150	2,012,807
Marcus Corp. (The)	6,200	241,924
Twenty-First Century Fox, Inc. (Class A Stock)	13,400	609,968
Viacom, Inc. (Class B Stock)	22,350	714,753

		3,579,452

Equity Real Estate Investment Trusts (REITs) 1.8%
Apple Hospitality REIT, Inc.	18,350	296,720
CoreCivic, Inc.	12,150	272,889
Gaming & Leisure Properties, Inc.	5,200	175,188
GEO Group, Inc. (The)	17,050	376,975
Host Hotels & Resorts, Inc., REIT	76,600	1,463,826
Park Hotels & Resorts, Inc., REIT	2,800	81,396
Prologis, Inc., REIT	7,800	502,866
Ryman Hospitality Properties, Inc.	4,650	360,793
Spirit MTA REIT	4,560	48,838
Spirit Realty Capital, Inc.	67,300	526,286
Xenia Hotels & Resorts, Inc.	42,300	869,265

		4,975,042

Food & Staples Retailing 0.9%
Walgreens Boots Alliance, Inc.	29,350	2,341,250

Food Products 1.7%
Archer-Daniels-Midland Co.	37,550	1,774,237
Hershey Co. (The)	800	85,720

See Notes to Financial Statements.

20

Description	Shares	Value
COMMON STOCKS (Continued)

Food Products (cont’d.)
Kraft Heinz Co. (The)	33,100	$1,819,507
Tyson Foods, Inc. (Class A Stock)	18,400	1,102,527

		4,781,991

Gas Utilities 0.2%
UGI Corp.	11,450	607,537

Health Care Equipment & Supplies 3.5%
Abbott Laboratories	43,600	3,005,784
Align Technology, Inc.*	800	176,960
Baxter International, Inc.	11,200	700,112
Danaher Corp.	17,950	1,784,230
Edwards Lifesciences Corp.*	3,350	494,460
IDEXX Laboratories, Inc.*	3,800	806,056
Intuitive Surgical, Inc.*	1,600	833,888
Medtronic PLC	18,200	1,634,724
Stryker Corp.	1,800	291,996

		9,728,210

Health Care Providers & Services 3.0%
Anthem, Inc.	800	220,456
HCA Healthcare, Inc.	16,400	2,189,892
Humana, Inc.	4,150	1,329,701
UnitedHealth Group, Inc.	16,900	4,416,815

		8,156,864

Hotels, Restaurants & Leisure 0.9%
Biglari Holdings, Inc. (Class A Stock)*	20	15,000
Biglari Holdings, Inc. (Class B Stock)*	200	28,500
Bloomin’ Brands, Inc.	9,300	185,535
Churchill Downs, Inc.	400	99,844
Darden Restaurants, Inc.	5,200	554,060
Extended Stay America, Inc., UTS	25,000	407,000
Hilton Grand Vacations, Inc.*	16,400	440,668
Las Vegas Sands Corp.	6,200	316,386
Marriott International, Inc. (Class A Stock)	850	99,357
Penn National Gaming, Inc.*	7,200	174,816

		2,321,166

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	21

Schedule of Investments (continued)

as of October 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Household Durables 0.1%
Meritage Homes Corp.*	8,700	$324,075

Household Products 1.0%
Procter & Gamble Co. (The)	30,564	2,710,416

Independent Power & Renewable Electricity Producers 0.8%
AES Corp.	86,850	1,266,273
NRG Energy, Inc.	28,600	1,035,034

		2,301,307

Industrial Conglomerates 1.0%
Honeywell International, Inc.	18,600	2,693,652

Insurance 1.9%
Allstate Corp. (The)	14,100	1,349,652
American International Group, Inc.	25,600	1,057,024
CNA Financial Corp.	700	30,359
Lincoln National Corp.	9,300	559,767
Loews Corp.	4,100	190,896
MetLife, Inc.	44,050	1,814,419
Unum Group	3,550	128,723

		5,130,840

Interactive Media & Services 4.9%
Alphabet, Inc. (Class A Stock)*	3,520	3,838,842
Alphabet, Inc. (Class C Stock)*	4,827	5,197,569
Facebook, Inc. (Class A Stock)*	29,750	4,515,752

		13,552,163

Internet & Direct Marketing Retail 2.7%
Amazon.com, Inc.*	4,120	6,583,801
eBay, Inc.*	12,250	355,618
Qurate Retail, Inc.*	23,500	515,590

		7,455,009

IT Services 4.2%
Accenture PLC (Class A Stock)	13,050	2,056,941
Automatic Data Processing, Inc.	15,600	2,247,648
Cognizant Technology Solutions Corp. (Class A Stock)	25,900	1,787,877

See Notes to Financial Statements.

22

Description	Shares	Value
COMMON STOCKS (Continued)

IT Services (cont’d.)
DXC Technology Co.	19,100	$1,391,053
VeriSign, Inc.*	4,900	698,446
Visa, Inc. (Class A Stock)	25,400	3,501,390

		11,683,355

Leisure Products 0.1%
Johnson Outdoors, Inc. (Class A Stock)	1,500	112,965
Vista Outdoor, Inc.*	20,450	255,625

		368,590

Life Sciences Tools & Services 1.0%
Illumina, Inc.*	7,600	2,364,740
Thermo Fisher Scientific, Inc.	1,600	373,840

		2,738,580

Machinery 1.2%
Caterpillar, Inc.	12,800	1,552,896
Cummins, Inc.	10,950	1,496,755
Pentair PLC (United Kingdom)	8,800	353,320

		3,402,971

Media 1.6%
Comcast Corp. (Class A Stock)	94,100	3,588,974
News Corp. (Class A Stock)	24,850	327,771
Tribune Media Co. (Class A Stock)	13,800	524,538

		4,441,283

Metals & Mining 0.5%
Alcoa Corp.*	1,950	68,231
Freeport-McMoRan, Inc.	114,950	1,339,167

		1,407,398

Mortgage Real Estate Investment Trusts (REITs) 0.5%
Ladder Capital Corp.	67,300	1,133,332
Two Harbors Investment Corp.	21,000	308,490

		1,441,822

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	23

Schedule of Investments (continued)

as of October 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Multiline Retail 1.3%
Dollar General Corp.	1,400	$155,932
Kohl’s Corp.	22,050	1,669,846
Macy’s, Inc.	47,950	1,644,206
Nordstrom, Inc.	2,200	144,694

		3,614,678

Multi-Utilities 0.2%
CenterPoint Energy, Inc.	8,550	230,936
MDU Resources Group, Inc.	13,250	330,720

		561,656

Oil, Gas & Consumable Fuels 5.5%
Anadarko Petroleum Corp.	30,700	1,633,240
Chevron Corp.	5,350	597,328
ConocoPhillips	38,350	2,680,665
Continental Resources, Inc.*	15,700	827,076
Exxon Mobil Corp.	13,974	1,113,448
Hess Corp.	16,300	935,620
Kinder Morgan, Inc.	75,700	1,288,414
Marathon Oil Corp.	4,500	85,455
Marathon Petroleum Corp.	24,900	1,754,205
Murphy Oil Corp.	9,500	302,670
Phillips 66	18,100	1,861,042
Valero Energy Corp.	21,450	1,953,880
World Fuel Services Corp.	3,200	102,400

		15,135,443

Personal Products 0.6%
Herbalife Nutrition Ltd.*	18,850	1,003,951
Nu Skin Enterprises, Inc. (Class A Stock)	4,900	344,078
USANA Health Sciences, Inc.*	2,750	321,805

		1,669,834

Pharmaceuticals 5.4%
Allergan PLC	12,150	1,919,822
Bristol-Myers Squibb Co.	30,150	1,523,781
Eli Lilly & Co.	13,100	1,420,564
Johnson & Johnson	26,449	3,702,596
Merck & Co., Inc.	35,950	2,646,279

See Notes to Financial Statements.

24

Description	Shares	Value
COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
Pfizer, Inc.	64,084	$2,759,457
Zoetis, Inc.	10,700	964,605

		14,937,104

Professional Services 0.4%
Heidrick & Struggles International, Inc.	8,300	286,433
Insperity, Inc.	3,350	367,998
Korn/Ferry International	3,000	135,420
Robert Half International, Inc.	6,300	381,339

		1,171,190

Real Estate Management & Development 0.5%
CBRE Group, Inc. (Class A Stock)*	36,650	1,476,629

Road & Rail 1.6%
CSX Corp.	30,600	2,107,116
Norfolk Southern Corp.	13,150	2,206,964

		4,314,080

Semiconductors & Semiconductor Equipment 3.0%
Analog Devices, Inc.	19,050	1,594,675
Cypress Semiconductor Corp.	20,400	263,976
Intel Corp.	85,800	4,022,304
Micron Technology, Inc.*	30,550	1,152,346
NVIDIA Corp.	150	31,625
Qorvo, Inc.*	7,300	536,623
Texas Instruments, Inc.	6,800	631,244

		8,232,793

Software 6.6%
Adobe, Inc.*	11,650	2,863,104
Aspen Technology, Inc.*	12,700	1,078,103
Cadence Design Systems, Inc.*	9,800	436,786
Fortinet, Inc.*	5,700	468,426
Microsoft Corp.	90,800	9,698,348
Oracle Corp.	44,400	2,168,496
Synopsys, Inc.*	16,600	1,486,198

		18,199,461

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	25

Schedule of Investments (continued)

as of October 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Specialty Retail 3.0%
Advance Auto Parts, Inc.	2,200	$351,472
Asbury Automotive Group, Inc.*	4,000	260,400
AutoNation, Inc.*	3,650	147,752
Dick’s Sporting Goods, Inc.	12,900	456,273
Foot Locker, Inc.	27,200	1,282,208
Gap, Inc. (The)	22,900	625,170
Home Depot, Inc. (The)	16,500	2,902,020
TJX Cos., Inc. (The)	21,100	2,318,468

		8,343,763

Technology Hardware, Storage & Peripherals 5.2%
Apple, Inc.	49,120	10,750,403
Hewlett Packard Enterprise Co.	109,150	1,664,538
HP, Inc.	82,300	1,986,722

		14,401,663

Textiles, Apparel & Luxury Goods 1.5%
Hanesbrands, Inc.	40,100	688,116
NIKE, Inc. (Class B Stock)	29,400	2,206,176
VF Corp.	11,250	932,400
Wolverine World Wide, Inc.	7,500	263,775

		4,090,467

Thrifts & Mortgage Finance 0.5%
Radian Group, Inc.	71,800	1,377,842

Tobacco 1.0%
Philip Morris International, Inc.	31,500	2,774,205

Trading Companies & Distributors 0.3%
United Rentals, Inc.*	1,700	204,119
WESCO International, Inc.*	9,100	456,638

		660,757

See Notes to Financial Statements.

26

Description			Shares	Value
COMMON STOCKS (Continued)

Transportation Infrastructure 0.1%
Macquarie Infrastructure Corp.			6,800	$251,260

TOTAL LONG-TERM INVESTMENTS (cost $227,399,819)				267,240,522

SHORT-TERM INVESTMENTS 2.9%

AFFILIATED MUTUAL FUND 2.7%
PGIM Core Ultra Short Bond Fund (cost $7,609,208)(w)			7,609,208	7,609,208

	Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION 0.2%
U.S. Treasury Bill(k)(n) (cost $448,694)	2.168%	12/20/18	450	448,684

TOTAL SHORT-TERM INVESTMENTS (cost $8,057,902)				8,057,892

TOTAL INVESTMENTS 99.8% (cost $235,457,721)				275,298,414
Other assets in excess of liabilities(z) 0.2%				535,274

NET ASSETS 100.0%				$275,833,688

The following abbreviations are used in the annual report:

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trusts

UTS—Unit Trust Security

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	27

Schedule of Investments (continued)

as of October 31, 2018

Futures contracts outstanding at October 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Position:
58	S&P 500 E-Mini Index	Dec. 2018	$7,862,190	$(214,278)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co.	$—	$448,684

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$5,567,575	$—	$—
Air Freight & Logistics	2,141,454	—	—
Auto Components	248,568	—	—
Banks	14,046,589	—	—
Beverages	3,398,821	—	—
Biotechnology	6,699,017	—	—
Building Products	1,271,462	—	—
Capital Markets	5,266,682	—	—
Chemicals	4,061,212	—	—
Communications Equipment	5,155,235	—	—
Construction & Engineering	646,113	—	—
Consumer Finance	3,651,885	—	—
Containers & Packaging	1,164,713	—	—
Distributors	103,707	—	—

See Notes to Financial Statements.

28

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Diversified Financial Services	$3,111,864	$—	$—
Diversified Telecommunication Services	7,705,437	—	—
Electric Utilities	3,116,837	—	—
Electrical Equipment	1,336,190	—	—
Electronic Equipment, Instruments & Components	776,292	—	—
Energy Equipment & Services	415,071	—	—
Entertainment	3,579,452	—	—
Equity Real Estate Investment Trusts (REITs)	4,975,042	—	—
Food & Staples Retailing	2,341,250	—	—
Food Products	4,781,991	—	—
Gas Utilities	607,537	—	—
Health Care Equipment & Supplies	9,728,210	—	—
Health Care Providers & Services	8,156,864	—	—
Hotels, Restaurants & Leisure	2,321,166	—	—
Household Durables	324,075	—	—
Household Products	2,710,416	—	—
Independent Power & Renewable Electricity Producers	2,301,307	—	—
Industrial Conglomerates	2,693,652	—	—
Insurance	5,130,840	—	—
Interactive Media & Services	13,552,163	—	—
Internet & Direct Marketing Retail	7,455,009	—	—
IT Services	11,683,355	—	—
Leisure Products	368,590	—	—
Life Sciences Tools & Services	2,738,580	—	—
Machinery	3,402,971	—	—
Media	4,441,283	—	—
Metals & Mining	1,407,398	—	—
Mortgage Real Estate Investment Trusts (REITs)	1,441,822	—	—
Multiline Retail	3,614,678	—	—
Multi-Utilities	561,656	—	—
Oil, Gas & Consumable Fuels	15,135,443	—	—
Personal Products	1,669,834	—	—
Pharmaceuticals	14,937,104	—	—
Professional Services	1,171,190	—	—
Real Estate Management & Development	1,476,629	—	—
Road & Rail	4,314,080	—	—
Semiconductors & Semiconductor Equipment	8,232,793	—	—
Software	18,199,461	—	—
Specialty Retail	8,343,763	—	—
Technology Hardware, Storage & Peripherals	14,401,663	—	—
Textiles, Apparel & Luxury Goods	4,090,467	—	—
Thrifts & Mortgage Finance	1,377,842	—	—
Tobacco	2,774,205	—	—
Trading Companies & Distributors	660,757	—	—

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	29

Schedule of Investments (continued)

as of October 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Transportation Infrastructure	$251,260	$—	$—
Affiliated Mutual Fund	7,609,208	—	—
U.S. Treasury Obligation	—	448,684	—
Other Financial Instruments*
Futures Contracts	(214,278)	—	—

Total	$274,635,452	$448,684	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2018 were as follows (unaudited):

Software	6.6%
Oil, Gas & Consumable Fuels	5.5
Pharmaceuticals	5.4
Technology Hardware, Storage & Peripherals	5.2
Banks	5.1
Interactive Media & Services	4.9
IT Services	4.2
Health Care Equipment & Supplies	3.5
Specialty Retail	3.0
Semiconductors & Semiconductor Equipment	3.0
Health Care Providers & Services	3.0
Diversified Telecommunication Services	2.8
Affiliated Mutual Fund	2.7
Internet & Direct Marketing Retail	2.7
Biotechnology	2.4
Aerospace & Defense	2.0
Capital Markets	1.9
Communications Equipment	1.9
Insurance	1.9
Equity Real Estate Investment Trusts (REITs)	1.8
Food Products	1.7
Media	1.6
Road & Rail	1.6
Textiles, Apparel & Luxury Goods	1.5
Chemicals	1.5
Consumer Finance	1.3
Multiline Retail	1.3
Entertainment	1.3%
Machinery	1.2
Beverages	1.2
Electric Utilities	1.1
Diversified Financial Services	1.1
Tobacco	1.0
Life Sciences Tools & Services	1.0
Household Products	1.0
Industrial Conglomerates	1.0
Food & Staples Retailing	0.9
Hotels, Restaurants & Leisure	0.9
Independent Power & Renewable Electricity Producers	0.8
Air Freight & Logistics	0.8
Personal Products	0.6
Real Estate Management & Development	0.5
Mortgage Real Estate Investment Trusts (REITs)	0.5
Metals & Mining	0.5
Thrifts & Mortgage Finance	0.5
Electrical Equipment	0.5
Building Products	0.5
Professional Services	0.4
Containers & Packaging	0.4
Electronic Equipment, Instruments & Components	0.3
Trading Companies & Distributors	0.3
Construction & Engineering	0.2
Gas Utilities	0.2

See Notes to Financial Statements.

30

Industry Classification (cont’d.):
Multi-Utilities	0.2%
U.S. Treasury Obligation	0.2
Energy Equipment & Services	0.2
Leisure Products	0.1
Household Durables	0.1
Transportation Infrastructure	0.1
Auto Components	0.1
Distributors	0.1%

99.8
Other assets in excess of liabilities	0.2

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	—	$—	Due from/to broker—variation margin futures	$214,278	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$657,712

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(306,086)

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	31

Schedule of Investments (continued)

as of October 31, 2018

For the year ended October 31, 2018, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$6,113,259

(1)	Notional Amount in USD.

See Notes to Financial Statements.

32

Statement of Assets & Liabilities

as of October 31, 2018

Assets
Investments at value:
Unaffiliated investments (cost $227,848,513)	$267,689,206
Affiliated investments (cost $7,609,208)	7,609,208
Receivable for Fund shares sold	595,962
Dividends receivable	266,799
Due from broker—variation margin futures	70,122
Prepaid expenses	3,052

Total Assets	276,234,349

Liabilities
Payable for Fund shares reacquired	211,877
Distribution fee payable	51,037
Management fee payable	44,896
Accrued expenses and other liabilities	25,799
Affiliated transfer agent fee payable	24,529
Printing fee payable	21,570
Custodian and accounting fees payable	20,953

Total Liabilities	400,661

Net Assets	$275,833,688

Net assets were comprised of:
Shares of beneficial interest, at par	$16,430
Paid-in capital in excess of par	188,499,157
Total distributable earnings (loss)	87,318,101

Net assets, October 31, 2018	$275,833,688

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	33

Statement of Assets & Liabilities

as of October 31, 2018

Class A
Net asset value and redemption price per share, ($105,854,805 ÷ 6,315,397 shares of beneficial interest issued and outstanding)	$16.76
Maximum sales charge (5.50% of offering price)	0.98

Maximum offering price to public	$17.74

Class B
Net asset value, offering price and redemption price per share,
($1,641,074 ÷ 108,316 shares of beneficial interest issued and outstanding)	$15.15

Class C
Net asset value, offering price and redemption price per share,
($29,929,615 ÷ 1,968,830 shares of beneficial interest issued and outstanding)	$15.20

Class Z
Net asset value, offering price and redemption price per share,
($61,857,078 ÷ 3,595,651 shares of beneficial interest issued and outstanding)	$17.20

Class R6
Net asset value, offering price and redemption price per share,
($76,551,116 ÷ 4,442,169 shares of beneficial interest issued and outstanding)	$17.23

See Notes to Financial Statements.

34

Statement of Operations

Year Ended October 31, 2018

Net Investment Income (Loss)
Income
Unaffiliated dividend income	$5,104,085
Affiliated dividend income	99,194
Interest income	7,049
Income from securities lending, net (including affiliated income of $459)	661

Total income	5,210,989

Expenses
Management fee	979,902
Distribution fee(a)	674,538
Transfer agent’s fees and expenses (including affiliated expense of $118,885)(a)	238,946
Custodian and accounting fees	74,265
Registration fees(a)	70,547
Shareholders’ reports	44,637
Legal fees and expenses	25,347
Audit fee	24,352
Trustees’ fees	17,079
Miscellaneous	19,584

Total expenses	2,169,197
Less: Fee waiver and/or expense reimbursement(a)	(275,807)
Distribution fee waiver(a)	(56,197)

Net expenses	1,837,193

Net investment income (loss)	3,373,796

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated of $(406))	44,697,366
Futures transactions	657,712

45,355,078

Net change in unrealized appreciation (depreciation) on:
Investments	(32,619,007)
Futures	(306,086)

(32,925,093)

Net gain (loss) on investment transactions	12,429,985

Net Increase (Decrease) In Net Assets Resulting From Operations	$15,803,781

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class Z	Class R6
Distribution fee	337,174	19,529	317,835	—	—
Transfer agent’s fees and expenses	136,870	6,275	27,485	67,691	625
Registration fees	14,815	13,827	13,880	13,854	14,171
Fee waiver and/or expense reimbursement	(96,953)	(15,242)	(37,096)	(59,689)	(66,827)
Distribution fee waiver	(56,197)	—	—	—	—

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	35

Statements of Changes in Net Assets

	Year Ended October 31,
	2018		2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$3,373,796	$2,563,792
Net realized gain (loss) on investment transactions		45,355,078	34,410,327
Net change in unrealized appreciation (depreciation) on investments		(32,925,093)	12,884,757

Net increase (decrease) in net assets resulting from operations		15,803,781	49,858,876

Dividends and Distributions
Distributions from distributable earnings*
Class A		(15,856,544)	—
Class B		(299,083)	—
Class C		(4,505,168)	—
Class Z		(8,182,105)	—
Class R6		(8,674,924)	—

		(37,517,824)	—

Dividends from net investment income
Class A			(856,818)
Class B			(6,885)
Class C			(126,338)
Class Z			(837,894)

		*	(1,827,935)

Distributions from net realized gains
Class A			(3,797,694)
Class B			(96,656)
Class C			(1,773,534)
Class Z			(2,963,939)

		*	(8,631,823)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold		69,862,792	59,068,734
Net asset value of shares issued in reinvestment of dividends and distributions		36,692,050	10,162,081
Cost of shares reacquired		(70,529,311)	(49,132,723)

Net increase (decrease) in net assets from Fund share transactions		36,025,531	20,098,092

Total increase (decrease)		14,311,488	59,497,210

Net Assets:
Beginning of year		261,522,200	202,024,990

End of year(a)		$275,833,688	$261,522,200

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$2,178,899

*	For the year ended October 31, 2018, the Fund has adopted amendments to Regulation S-X (refer to Note 10).

See Notes to Financial Statements.

36

Notes to Financial Statements

Prudential Investment Portfolios 9 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware business trust on September 18, 1998. The Trust currently consists of five funds: PGIM Absolute Return Bond Fund and PGIM QMA Large-Cap Core Equity Fund, each of which are diversified funds and PGIM International Bond Fund, PGIM Select Real Estate Fund and PGIM Real Estate Income Fund, each of which are non-diversified funds for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM QMA Large-Cap Core Equity Fund (the “Fund”). Effective June 11, 2018, the names of the Fund and the other funds which comprise the Trust were changed by replacing “Prudential” with “PGIM” and each fund’s Class Q shares were renamed Class R6 shares.

The investment objective of the Fund is to seek long-term growth of capital.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, a Valuation Committee has been established as two persons, being one or more officers of the Trust, including: the Trust’s Treasurer (or the Treasurer’s direct reports); and the Trust’s Chief or Deputy Chief Compliance Officer (or Vice-President-level direct reports of the Chief or Deputy Chief Compliance Officer). Under the current valuation procedures, the Valuation Committee of the Board is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not

PGIM QMA Large-Cap Core Equity Fund	37

Notes to Financial Statements (continued)

readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

38

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

PGIM QMA Large-Cap Core Equity Fund	39

Notes to Financial Statements (continued)

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in value of equities. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of

40

the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services

PGIM QMA Large-Cap Core Equity Fund	41

Notes to Financial Statements (continued)

which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PGIM

Investments pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.350% of the Fund’s average daily net assets up to and including $5 billion and 0.340% of the Fund’s average daily net assets in excess of $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.350% for the year ended October 31, 2018.

PGIM Investments has contractually agreed through February 28, 2019, to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, transfer agency expenses (including sub-transfer agency and networking fees), taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), interest, acquired fund fees and expenses, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares to 0.35% of the Fund’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Effective July 1, 2018 this waiver agreement was extended through February 29, 2020.

Where applicable, PGIM Investments voluntarily agreed through June 30, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Effective July 1, 2018 this voluntary agreement became part of the Fund’s contractual waiver agreement through February 29, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such wavier/reimbursement is made if

42

such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. PIMS has contractually agreed through February 29, 2020 to limit such fees to 0.25% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it received $89,754 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2018. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2018, it received $934 and $585 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended October 31, 2018, no such transactions were entered into by the Fund.

PGIM QMA Large-Cap Core Equity Fund	43

Notes to Financial Statements (continued)

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended October 31, 2018, PGIM, Inc. was compensated $198 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2018, were $258,958,310 and $258,444,357, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2018, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$5,787,229	$55,956,342	$54,134,363	$—	$—	$7,609,208	7,609,208	$99,194
PGIM Institutional Money Market Fund*
170	14,838,275	14,838,039	—	(406)	—	—	459	**

$5,787,399	$70,794,617	$68,972,402	$—	$(406)	$7,609,208		$99,653

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

The tax character of dividends paid by the Fund were $4,297,427 of ordinary income and $33,220,397 of long-term capital gains, for the year ended October 31, 2018 and $1,827,935 of ordinary income and $8,631,823 of long-term capital gains for the year ended October 31, 2017.

44

As of October 31, 2018, the accumulated undistributed earnings on a tax basis were $8,904,468 of ordinary income and $38,796,903 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$235,467,407	$53,702,196	$(14,085,467)	$39,616,729

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and other cost basis differences between financial and tax accounting.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $0.001 par value per share, divided into five classes, designated Class A, Class B, Class C, Class Z and Class R6.

PGIM QMA Large-Cap Core Equity Fund	45

Notes to Financial Statements (continued)

As of October 31, 2018, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 4,149,094 Class R6 shares of the Fund. At reporting period end, three shareholders of record held 36% of the Fund’s outstanding shares on behalf of multiple beneficial owners, of which 14% were held by an affiliate of Prudential.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	342,696	$5,962,112
Shares issued in reinvestment of dividends and distributions	935,749	15,430,504
Shares reacquired	(1,182,113)	(20,369,261)

Net increase (decrease) in shares outstanding before conversion	96,332	1,023,355
Shares issued upon conversion from other share class(es)	80,033	1,418,612
Shares reacquired upon conversion into other share class(es)	(32,240)	(556,387)

Net increase (decrease) in shares outstanding	144,125	$1,885,580

Year ended October 31, 2017:
Shares sold	998,488	$16,661,824
Shares issued in reinvestment of dividends and distributions	283,780	4,492,233
Shares reacquired	(814,914)	(13,634,813)

Net increase (decrease) in shares outstanding before conversion	467,354	7,519,244
Shares issued upon conversion from other share class(es)	71,380	1,202,394
Shares reacquired upon conversion into other share class(es)	(122,876)	(2,056,576)

Net increase (decrease) in shares outstanding	415,858	$6,665,062

Class B
Year ended October 31, 2018:
Shares sold	9,464	$154,199
Shares issued in reinvestment of dividends and distributions	19,561	294,007
Shares reacquired	(14,671)	(228,377)

Net increase (decrease) in shares outstanding before conversion	14,354	219,829
Shares reacquired upon conversion into other share class(es)	(41,880)	(688,725)

Net increase (decrease) in shares outstanding	(27,526)	$(468,896)

Year ended October 31, 2017:
Shares sold	32,575	$484,522
Shares issued in reinvestment of dividends and distributions	6,633	97,048
Shares reacquired	(21,465)	(328,742)

Net increase (decrease) in shares outstanding before conversion	17,743	252,828
Shares reacquired upon conversion into other share class(es)	(31,013)	(480,554)

Net increase (decrease) in shares outstanding	(13,270)	$(227,726)

46

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	175,337	$2,730,103
Shares issued in reinvestment of dividends and distributions	289,701	4,359,999
Shares reacquired	(300,244)	(4,757,478)

Net increase (decrease) in shares outstanding before conversion	164,794	2,332,624
Shares reacquired upon conversion into other share class(es)	(62,370)	(997,024)

Net increase (decrease) in shares outstanding	102,424	$1,335,600

Year ended October 31, 2017:
Shares sold	176,345	$2,686,035
Shares issued in reinvestment of dividends and distributions	124,849	1,829,037
Shares reacquired	(876,008)	(13,327,502)

Net increase (decrease) in shares outstanding before conversion	(574,814)	(8,812,430)
Shares reacquired upon conversion into other share class(es)	(298,698)	(4,536,579)

Net increase (decrease) in shares outstanding	(873,512)	$(13,349,009)

Class Z
Year ended October 31, 2018:
Shares sold	936,671	$16,621,264
Shares issued in reinvestment of dividends and distributions	469,942	7,932,616
Shares reacquired	(840,971)	(14,918,448)

Net increase (decrease) in shares outstanding before conversion	565,642	9,635,432
Shares issued upon conversion from other share class(es)	80,826	1,445,454
Shares reacquired upon conversion into other share class(es)	(35,726)	(638,785)

Net increase (decrease) in shares outstanding	610,742	$10,442,101

Year ended October 31, 2017:
Shares sold	578,951	$9,707,348
Shares issued in reinvestment of dividends and distributions	231,812	3,743,763
Shares reacquired	(813,565)	(13,706,717)

Net increase (decrease) in shares outstanding before conversion	(2,802)	(255,606)
Shares issued upon conversion from other share class(es)	350,173	5,899,969
Shares reacquired upon conversion into other share class(es)	(1,880,034)	(30,196,682)

Net increase (decrease) in shares outstanding	(1,532,663)	$(24,552,319)

Class R6
Year ended October 31, 2018:
Shares sold	2,515,007	$44,395,114
Shares issued in reinvestment of dividends and distributions	513,613	8,674,924
Shares reacquired	(1,686,475)	(30,255,747)

Net increase (decrease) in shares outstanding before conversion	1,342,145	22,814,291
Shares issued upon conversion from other share class(es)	945	16,855

Net increase (decrease) in shares outstanding	1,343,090	$22,831,146

Period ended October 31, 2017*:
Shares sold	1,679,002	$29,529,005
Shares reacquired	(458,288)	(8,134,949)

Net increase (decrease) in shares outstanding before conversion	1,220,714	21,394,056
Shares issued upon conversion from other share class(es)	1,878,365	30,168,028

Net increase (decrease) in shares outstanding	3,099,079	$51,562,084

*	Commencement of operations was December 28, 2016.

PGIM QMA Large-Cap Core Equity Fund	47

Notes to Financial Statements (continued)

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the reporting period ended October 31, 2018.

8. Dividends and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund declared ordinary income dividends and distributions on December 11, 2018 to shareholders of record on December 12, 2018. The ex-date was December 13, 2018. The per share amounts declared were as follows:

	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains
Class A	$0.21756	$0.36750	$2.37300
Class B	$0.07457	$0.36750	$2.37300
Class C	$0.11109	$0.36750	$2.37300
Class Z	$0.26179	$0.36750	$2.37300
Class R6	$0.28110	$0.36750	$2.37300

9. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

48

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

10. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. All of these have been reflected in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU

PGIM QMA Large-Cap Core Equity Fund	49

Notes to Financial Statements (continued)

effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

11. Reorganization

On June 19, 2018, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of PGIM QMA Defensive Equity Fund (the “Merged Fund”) for shares of PGIM QMA Large-Cap Core Equity Fund (the “Acquiring Fund”) and the assumption of the liabilities of the Merged Fund respectively. Shareholders approved the Plan at a meeting on November 16, 2018 and the reorganization took place on December 14, 2018. Upon implementation of the reorganization, PGIM Investments contractually agreed through February 29, 2020, to limit total annual operating expenses to 1.58% of average daily net assets for Class B shares of the proforma combined Fund.

On the reorganization date, the Merged Fund had the following total investment cost and value, representing the principal assets acquired by the Acquiring Fund:

Merged Fund	Total Investment Value	Total Investment Cost
PGIM QMA Defensive Equity Fund	$196,953,251	$176,956,178

The purpose of the transaction was to combine two portfolios with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on December 14, 2018:

Merged Fund		Acquiring Fund
PGIM QMA Defensive Equity Fund		PGIM QMA Large-Cap Core Equity Fund
Class	Shares	Class	Shares	Value
A	14,206,470	A	12,327,519	$160,997,399
B	327,165	B	317,128	3,694,545
C	2,570,544	C	2,486,331	29,015,483
R*	382	R6	18,392	247,372
R6	21,770	Z	383,096	5,148,805
Z	453,555

*	Class R shares were converted to Class A shares in the reorganization.

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolio were carried forward to reflect the tax-free status of the acquisition.

50

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Fund			Acquiring Fund
PGIM QMA Defensive Equity Fund			PGIM QMA Lare-Cap Core Equity Fund
Class	Net Assets	Unrealized Appreciation On Investments	Class	Net Assets
A	$160,993,013	$16,169,416	A	$97,991,911
B	3,694,545	371,064	B	1,525,457
C	29,015,483	2,914,185	C	27,863,342
R	4,386	441	R6	73,674,073
R6	247,372	24,845	Z	57,822,232
Z	5,148,805	517,123

12. Subsequent Event

At a meeting held on December 6, 2018, the Board of Trustees of the Fund approved a plan of reorganization whereby PGIM QMA Large-Cap Core Equity Fund would acquire the PGIM Growth Allocation Fund. The reorganization is subject to approval by the shareholders of PGIM Growth Allocation Fund. A special meeting of the shareholders will be held in April, 2019. It is expected that the reorganization, if approved, would be completed in May, 2019.

PGIM QMA Large-Cap Core Equity Fund	51

Financial Highlights

Class A Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$18.37	$15.49	$15.92	$16.55	$15.23
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.19	0.14	0.14	0.11
Net realized and unrealized gain (loss) on investment transactions	0.80	3.51	0.29	0.55	2.46
Total from investment operations	1.00	3.70	0.43	0.69	2.57
Less Dividends and Distributions:
Dividends from net investment income	(0.18)	(0.15)	(0.14)	(0.11)	(0.13)
Distributions from net realized gains	(2.43)	(0.67)	(0.72)	(1.21)	(1.12)
Total dividends and distributions	(2.61)	(0.82)	(0.86)	(1.32)	(1.25)
Net asset value, end of year	$16.76	$18.37	$15.49	$15.92	$16.55
Total Return(b):	5.67%	24.73%	3.02%	4.20%	18.09%

Ratios/Supplemental Data:
Net assets, end of year (000)	$105,855	$113,343	$89,169	$88,920	$88,561
Average net assets (000)	$112,391	$101,852	$88,443	$90,171	$86,047
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.72%	0.77%	1.17%	1.14%	1.16%
Expenses before waivers and/or expense reimbursement	0.86% (d)	0.93%	1.22%	1.19%	1.21%
Net investment income (loss)	1.14%	1.13%	0.91%	0.89%	0.74%
Portfolio turnover rate(e)	95%	89%	89%	112%	91%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

52

Class B Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.87	$14.30	$14.75	$15.43	$14.29
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.06	0.03	0.02	- (b)
Net realized and unrealized gain (loss) on investment transactions	0.74	3.23	0.27	0.51	2.29
Total from investment operations	0.77	3.29	0.30	0.53	2.29
Less Dividends and Distributions:
Dividends from net investment income	(0.06)	(0.05)	(0.03)	- (b)	(0.03)
Distributions from net realized gains	(2.43)	(0.67)	(0.72)	(1.21)	(1.12)
Total dividends and distributions	(2.49)	(0.72)	(0.75)	(1.21)	(1.15)
Net asset value, end of year	$15.15	$16.87	$14.30	$14.75	$15.43
Total Return(c):	4.67%	23.75%	2.31%	3.42%	17.16%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,641	$2,291	$2,132	$2,676	$3,052
Average net assets (000)	$1,953	$2,311	$2,348	$3,018	$3,150
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.67%	1.52%	1.92%	1.89%	1.91%
Expenses before waivers and/or expense reimbursement	2.45% (e)	1.63%	1.92%	1.89%	1.91%
Net investment income (loss)	0.20%	0.40%	0.19%	0.15%	-% (f)
Portfolio turnover rate(g)	95%	89%	89%	112%	91%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Less than 0.005%.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	53

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.89	$14.31	$14.77	$15.45	$14.30
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.06	0.02	0.02	- (b)
Net realized and unrealized gain (loss) on investment transactions	0.73	3.24	0.27	0.51	2.30
Total from investment operations	0.80	3.30	0.29	0.53	2.30
Less Dividends and Distributions:
Dividends from net investment income	(0.06)	(0.05)	(0.03)	- (b)	(0.03)
Distributions from net realized gains	(2.43)	(0.67)	(0.72)	(1.21)	(1.12)
Total dividends and distributions	(2.49)	(0.72)	(0.75)	(1.21)	(1.15)
Net asset value, end of year	$15.20	$16.89	$14.31	$14.77	$15.45
Total Return(c):	4.91%	23.80%	2.24%	3.42%	17.21%

Ratios/Supplemental Data:
Net assets, end of year (000)	$29,930	$31,518	$39,218	$38,919	$37,681
Average net assets (000)	$31,783	$34,697	$38,344	$38,738	$35,817
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.44%	1.53%	1.92%	1.89%	1.91%
Expenses before waivers and/or expense reimbursement	1.55% (e)	1.64%	1.92%	1.89%	1.91%
Net investment income (loss)	0.43%	0.40%	0.16%	0.14%	(0.01)%
Portfolio turnover rate(f)	95%	89%	89%	112%	91%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

54

Class Z Shares
		Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$18.78	$15.83	$16.24	$16.86	$15.49
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.24	0.18	0.18	0.16
Net realized and unrealized gain (loss) on investment transactions	0.82	3.57	0.31	0.55	2.49
Total from investment operations	1.07	3.81	0.49	0.73	2.65
Less Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.19)	(0.18)	(0.14)	(0.16)
Distributions from net realized gains	(2.43)	(0.67)	(0.72)	(1.21)	(1.12)
Total dividends and distributions	(2.65)	(0.86)	(0.90)	(1.35)	(1.28)
Net asset value, end of year	$17.20	$18.78	$15.83	$16.24	$16.86
Total Return(b):	5.98%	24.93%	3.35%	4.41%	18.39%

Ratios/Supplemental Data:
Net assets, end of year (000)	$61,857	$56,066	$71,506	$80,096	$42,134
Average net assets (000)	$62,456	$54,787	$75,803	$57,677	$38,052
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.46%	0.54%	0.92%	0.89%	0.91%
Expenses before waivers and/or expense reimbursement	0.55% (d)	0.64%	0.92%	0.89%	0.91%
Net investment income (loss)	1.40%	1.42%	1.18%	1.12%	0.99%
Portfolio turnover rate(e)	95%	89%	89%	112%	91%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	55

Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31, 2018	December 28, 2016(a) through October 31, 2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$18.81	$16.06
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.21
Net realized and unrealized gain (loss) on investment transactions	0.82	2.54
Total from investment operations	1.09	2.75
Less Dividends and Distributions:
Dividends from net investment income	(0.24)	-
Distributions from net realized gains	(2.43)	-
Total dividends and distributions	(2.67)	-
Net asset value, end of period	$17.23	$18.81
Total Return(c):	6.10%	17.12%

Ratios/Supplemental Data:
Net assets, end of period (000)	$76,551	$58,304
Average net assets (000)	$71,390	$40,448
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.35%	0.35%	(e)
Expenses before waivers and/or expense reimbursement	0.44% (f)	0.47%	(e)
Net investment income (loss)	1.51%	1.44%	(e)
Portfolio turnover rate(g)	95%	89%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

56

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 9:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM QMA Large-Cap Core Equity Fund (formerly Prudential QMA Large-Cap Core Equity Fund) (the “Fund”), a series of Prudential Investment Portfolios 9, including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

December 19, 2018

PGIM QMA Large-Cap Core Equity Fund	57

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2018, the Fund reports the maximum amount allowed per share but not less than $2.32 for Class A, B, C, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2018, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM QMA Large-Cap Core Equity Fund	93.55%	90.82%

In January 2019, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2018.

58

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 93	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (66) Board Member Portfolios Overseen: 93	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (66) Board Member Portfolios Overseen: 93	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

PGIM QMA Large-Cap Core Equity Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (58) Board Member Portfolios Overseen: 92	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (62) Board Member & Independent Chair Portfolios Overseen: 93	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 92	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company); Independent Director, Kabbage, Inc. (since July 2018) (financial services).	Since September 2017

Michael S. Hyland, CFA (73) Board Member Portfolios Overseen: 93	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Richard A. Redeker (75) Board Member Portfolios Overseen: 93	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

PGIM QMA Large-Cap Core Equity Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Brian K. Reid (56)# Board Member Portfolios Overseen: 92	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

#	Mr. Reid joined the Board effective as of March 1, 2018.

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (56) Board Member & President Portfolios Overseen: 93	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgiminvestments.com

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen:93	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Grace C. Torres* (59) Board Member Portfolios Overseen: 92	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

PGIM QMA Large-Cap Core Equity Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French (56) Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Visit our website at pgiminvestments.com

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (44) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

Brian D. Nee (52) Treasurer and Principal Financial and Accounting Officer	Vice President and Head of Finance of PGIM Investments LLC (since August 2015) and PGIM Global Partners (since February 2017); formerly, Vice President, Treasurer’s Department of Prudential (September 2007-August 2015).	Since July 2018

Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

PGIM QMA Large-Cap Core Equity Fund

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at pgiminvestments.com

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM QMA Large-Cap Core Equity Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7, 2018 and on June 19-21, 2018 and approved the renewal of the agreements through July 31, 2019, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7, 2018 and on June 19-21, 2018.

[1]	PGIM QMA Large-Cap Core Equity Fund is a series of Prudential Investment Portfolios 9.

PGIM QMA Large-Cap Core Equity Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and QMA. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and QMA. The Board noted that QMA is affiliated with PGIM Investments.

Visit our website at pgiminvestments.com

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments during the year ended December 31, 2017 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM QMA Large-Cap Core Equity Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and QMA

The Board considered potential ancillary benefits that might be received by PGIM Investments, QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2017.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2017. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also may have provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the

Visit our website at pgiminvestments.com

Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Gross Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	1st Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s net annual operating expenses at 0.35% for each class of the Fund’s shares through February 28, 2019.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM QMA Large-Cap Core Equity Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Brian D. Nee, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Andrew R. French, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM QMA Large-Cap Core Equity Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QMA LARGE-CAP CORE EQUITY FUND

SHARE CLASS	A	B	C	Z	R6*
NASDAQ	PTMAX	PTMBX	PTMCX	PTEZX	PTMQX
CUSIP	74441J100	74441J209	74441J308	74441J407	74441J688

*Formerly known as Class Q shares.

MF187E

PGIM REAL ESTATE INCOME FUND

(Formerly known as Prudential Real Estate Income Fund)

ANNUAL REPORT

OCTOBER 31, 2018

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an e-mail request to PGIM Investments at shareholderreports@pgim.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: To seek income and capital appreciation

Highlights (unaudited)

•

While stock selection was modestly positive, asset allocation drove the Fund’s underperformance during the reporting period. On a regional basis, Asia and Europe underperformed while North America outperformed.

•

Within North America, the US health care sector drove the region’s outperformance. Stock selection was notably strong, although the Fund’s significant overweight allocation to health care stocks was a drag on relative performance.

•	The US office and hotel sectors also performed well on a relative basis. Conversely, stock selection in malls and triple net leases was negative.

•	The majority of Europe’s relative underperformance was derived from two countries—the UK and Germany.

•

Similarly, Asia underperformed due to weak showings in three countries—Singapore, Australia, and Japan. Australia also had negative relative performance for the period. Only Hong Kong outperformed during the period in this region.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). PGIM Real Estate is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2018 Prudential Financial, Inc. and its related entities. PGIM Real Estate, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgiminvestments.com

PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have

PGIM Real Estate Income Fund	3

transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the

4	Visit our website at pgiminvestments.com

Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM Real Estate Income Fund	5

6	Visit our website at pgiminvestments.com

Letter from the President

Dear Shareholder:

We hope you find the annual report for PGIM Real Estate Income Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

During the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In September, the Federal Reserve hiked interest rates for the eighth time since 2015, based on confidence in the economy.

Equity returns on the whole were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly early in the period on inflation concerns, rising interest rates, and a potential global trade war, and again late in the period on worries that profit growth might slow in 2019.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors, such as high yield bonds and bank loans, which posted small gains. US investment-grade corporate bonds and US Treasury bonds both finished the period with negative returns. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Real Estate Income Fund

December 14, 2018

*The Prudential Day One Funds did not change their names.

PGIM Real Estate Income Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/18 (with sales charges)
	One Year (%)	Since Inception (%)
Class A	–8.48	–0.08 (6/3/15)
Class C	–4.76	0.86 (6/3/15)
Class Z	–2.70	1.90 (6/3/15)
Class R6*	–2.81	2.37 (12/28/16)
Custom Blend Index
	–0.14	—
Lipper Global Real Estate Funds Average
	–0.12	—

	Average Annual Total Returns as of 10/31/18 (without sales charges)
	One Year (%)	Since Inception (%)
Class A	–3.15	1.59 (6/3/15)
Class C	–3.85	0.86 (6/3/15)
Class Z	–2.70	1.90 (6/3/15)
Class R6*	–2.81	2.37 (12/28/16)
Custom Blend Index
	–0.14	—
Lipper Global Real Estate Funds Average
	–0.12	—

8	Visit our website at pgiminvestments.com

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Custom Blend Index by portraying the initial account values at the commencement of operations for Class Z shares (June 3, 2015) and the account values at the end of the current fiscal year (October 31, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

*Formerly known as Class Q shares.

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to each class’ inception date.

PGIM Real Estate Income Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6*
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

*Formerly known as Class Q shares.

Benchmark Definitions

Custom Blend Index—The Custom Blend Index is a model portfolio consisting of the FTSE EPRA/NAREIT Developed Index (80%), which is an unmanaged index and reflects the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the world; and the ICE BofA Merrill Lynch 7% Constrained REIT Preferred Securities Index (20%), which is an unmanaged index that is a subset of the ICE BofA Merrill Lynch Fixed Rate Preferred Securities Index including all REIT-issued preferred securities. The average annual total returns for the Custom Blend Index measured from the month-end closest to the inception date of the Fund’s Class A, Class C, and Class Z shares are 2.96% and 3.74% for Class R6 shares.

Lipper Global Real Estate Funds Average—The Lipper Global Real Estate Funds Average includes funds that invest at least 25% but less than 75% of their equity portfolios in shares of companies engaged in the real estate industry that are strictly outside of the US or whose securities are principally traded outside of the US. The average annual total returns for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class A, Class C, and Class Z shares are 2.27% and 3.83% for Class R6 shares.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

10	Visit our website at pgiminvestments.com

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 10/31/18 (%)
MGM Growth Properties LLC, Hotel & Resort REITs	5.4
Columbia Property Trust, Inc., Office REITs	5.3
Sabra Health Care REIT, Inc., Health Care REITs	5.2
Welltower, Inc., Health Care REITs	5.0
MedEquities Realty Trust, Inc., Health Care REITs	4.7

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/18 (%)
Health Care	19.8
Office	16.8
Retail	15.9
Industrial	15.1
Hotel & Resort	9.3

Industry weightings reflect only long-term investments and are subject to change.

PGIM Real Estate Income Fund	11

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Real Estate Income Fund’s Class Z shares returned –2.70% in the 12-month reporting period that ended October 31, 2018, underperforming the –0.14% return of the Custom Blend Index (the Index) and the –0.12% return of the Lipper Global Real Estate Funds Average.

What were conditions like in the global real estate securities market?

•

Conditions in the US real estate investment trust (REIT) market over the reporting period were balanced as investors weighed both positive and negative factors. Headwinds to the market included a dramatic increase in bond yields, with the 10-year Treasury note climbing about 80 basis points (bps) from 2.37% to 3.14% during the period (one bps equals 0.01%). On the positive side, the fundamentals in the commercial real estate markets were strong, with peak occupancies in multiple property types and steady rent growth. In addition, the US market saw a spike in merger-and-acquisition (M&A) activity, with eight private deals totaling over $50 billion in volume. Against the backdrop of these countervailing forces, the US REIT market was relatively flat over the period. That said, performance among certain sectors varied, with secular growth industries—such as manufactured housing—performing well. In addition, the market saw several underperformers from 2017 bounce back in 2018 as challenged fundamentals were more than offset by attractive valuations in property areas like malls and self-storage. At period end, the US REIT market was trading at about a 5% discount to net asset value (NAV). PGIM Real Estate believes that if the recent spike in market volatility continues, REITs may benefit from investors interested in this discount and in assets that historically have been more defensive in nature than most equity classes.

•

Europe’s total return during the period was basically flat. Political risk was a major worry across Europe, especially in Italy and the United Kingdom (the UK). Italy was the second-worst-performing country in Europe with a total return of –10.5% during the period as concerns grew over the populist coalition government that came into power in April 2018. The new government’s lack of fiscal control unnerved markets and pushed Italian bond yield spreads to near-record levels. The UK market performance of –2.1% during the period reflected the absence of progress in reaching a Brexit deal with the European Union (EU) as the UK’s March 2019 deadline for leaving the EU approaches. France was the worst-performing market in Europe, returning –15.9% during the period. The source of these country returns is the Financial Times Stock Exchange (FTSE) and FactSet; the FTSE data is uploaded to FactSet, which then generates returns for specific countries and regions. The French index is heavily dominated by retail real estate companies that saw share prices under consistently heavy pressure due to a structural shift from in-store sales to online retail sales. While interest rates moved up during the period to counter inflationary pressures in the UK, the low-rate environment has persisted in the eurozone longer than investors originally anticipated, creating downward pressure on capitalization

12	Visit our website at pgiminvestments.com

rates across the region. Still, foreign investor demand in real estate and rental growth momentum were robust across major continental markets during the period.

•

Asia Pacific real estate equities witnessed heightened volatility during the period, driven by considerable risks from multiple macro headwinds: an escalating trade war between the US and China, economic deceleration in China, and rising interest rates. The region’s REIT markets reflected a preference for income stability amid macro concerns. Across the region, the Fund saw robust market fundamentals in the Class-A office sector underpinned by healthy occupier demand and the lack of meaningful supply. Japanese REITs (J-REITs) were outperformers in the region helped by the Bank of Japan’s accommodative monetary policy, which kept Japan’s interest rates at global lows. Despite healthy condominium sales and positive office rental reversions, Japanese developers underperformed the J-REITs market due to macro concerns. Japanese developers, however, outperformed Hong Kong and Singapore developers. In Hong Kong, private home prices weakened amid rising mortgage costs, and bank appraisals of residential units in the city’s 10 major private housing estates declined for the first time in two years. In Singapore, residential cooling measures and a weaker external environment negatively impacted developer share prices. In contrast, Hong Kong commercial landlords performed well on the back of income stability, proactive capital management, and asset disposals. On a relative basis, Australian REITs were the second-best-performing sector in the region on the back of stable Reserve Bank of Australia monetary policy and positive industrial fundamentals.

What worked and didn’t work?

•	While stock selection was modestly positive, asset allocation drove the Fund’s underperformance during the period. On a regional basis, Asia and Europe underperformed while North America outperformed.

•

Within North America, the US health care sector drove the region’s outperformance. Stock selection was notably strong, although the Fund’s significant overweight allocation to health care stocks was a drag on relative performance. The US office and hotel sectors also performed well on a relative basis. Conversely, stock selection in malls and triple net leases was negative.

•

The majority of Europe’s relative underperformance was derived from two countries—the UK and Germany. Stock selection was negative in the UK while an overweight allocation to Germany unfavorably impacted relative results.

•	Similarly, Asia underperformed due to weak showings in three countries—Singapore, Australia, and Japan. Only Hong Kong outperformed during the period in this region.

PGIM Real Estate Income Fund	13

Strategy and Performance Overview (continued)

Current outlook

•

In North America, PGIM Real Estate believes that REITs will continue posting stable operating fundamentals, with 2%-3% same-store net operating income growth resulting in 5%-7% cash flow and dividend growth in the next year. US REITs offer a valuable combination of income and growth in a volatile market. The increased M&A activity mentioned earlier highlights the desirable attributes of most public equity REIT portfolios. Private equity currently has over $270 billion in committed capital on the sidelines, up over 15% from 2017. As a result, M&A activity may continue if discounts to NAV are not reconciled in the public market. PGIM Real Estate believes the best opportunities may lie with companies that deliver cash flow growth at attractive valuations. It’s a stock picker’s market; and given economic volatility and M&A activity, 2018 remains a good environment for active investment management. The Fund added slightly to its West Coast office overweight based on attractive valuations and continued strong fundamentals. The Fund maintained its overweight to Sunbelt office companies and are overweight in cities that were leading candidates for Amazon.com’s second headquarters. PGIM Real Estate remains cautious on the retail and self-storage markets. While demand has remained resilient in storage, construction starts have not slowed and supply may weigh on results through 2019. The Fund is also overweight in industrial and manufactured housing based on sector-leading cash flow growth and limited supply additions.

•

The outlook for continental Europe’s real estate sector is generally positive. Eurozone economic indicators have stabilized after a period of improvement, and the monetary policy backdrop remains loose even as quantitative easing is gradually withdrawn. The European Central Bank has said it will consider interest rate increases after the middle of next year as inflation in the eurozone looks largely under control. While gross domestic product (GDP) growth forecasts are solid across the eurozone, Ireland, Spain, and the Nordic region stand out as offering the best near-term growth outlooks. The exception to this benign macroeconomic environment is the UK, where the process of the country’s exit from the EU is still uncertain. The March 2019 deadline for the UK’s withdrawal from the EU is moving closer while little progress has been made up to this point. The unofficial deadline for reaching a deal by October 2018 has come and gone. The UK government’s negotiating position is further undermined by its internal political weakness. Brexit macro uncertainty is reflected by a weaker sterling. European real estate stocks continue to offer meaningful discounts to private market values.

•

Notwithstanding current headwinds on trade and interest rates, Asia offers some of the best risk-adjusted real estate returns globally, reflected by capital inflow into the region’s real estate assets. The biggest risk is trade conflict that could derail economic momentum and inject heightened volatility to equity markets. Rising inflationary expectations in the US could, on the other hand, exert pressure on the Federal Reserve (the Fed) to hike interest rates quicker than expected. PGIM Real Estate thinks the

14	Visit our website at pgiminvestments.com

following themes may be pertinent in the coming months: (1) trade war outcome between the US and China, (2) rising bond yield impact on REITs, (3) rising short rates on mortgages (Hong Kong/Singapore residential), (4) lack of quality supply (Singapore/Hong Kong office), (4) accommodative monetary policy (J-REITs), and (5) interest rate differential driving weaker yen (Japanese developers). In the near term, PGIM Real Estate expects markets to remain volatile, subject to the intensity and outcome of the trade conflict as well as the level of Fed hawkishness. With more Fed rate hikes expected, rising inflationary expectations in the US could present upside risk. Within the Fund’s individual sectors, a sharper rise in sovereign bond yields could negatively impact regional REIT valuations. A weaker US dollar versus a stronger yen could negatively impact economic momentum in Japan and underlying demand for condos and office space. On the other hand, reduced expectations of Fed hikes could be positive for Hong Kong and Singapore real estate developers.

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return relative to the benchmark, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
Sabra Health Care REIT Inc.	1.90	NewRiver REIT plc	–0.53
Welltower Inc.	0.81	Washington Prime Group Inc.	–0.71
Community Healthcare Trust Inc.	0.52	Cache Logistics Trust	–0.84
Forest City Realty Trust Inc. Class A	0.51	EPR Properties	–0.87
Four Corners Property Trust Inc.	0.37	MedEquities Realty Trust Inc.	–1.33

PGIM Real Estate Income Fund	15

Comments on Largest Holdings (unaudited)

5.4%	MGM Growth Properties LLC, Hotel & Resort REITs

MGM Growth Properties operates as a real estate investment trust. The company engages in the acquisition, ownership, and leasing of destination entertainment and leisure resorts, including casino gaming, hotel, convention, dining, retail, and entertainment properties.

5.3%	Columbia Property Trust, Inc., Office REITs

Columbia Property Trust operates as a real estate investment trust. The company focuses on the acquisition, development, ownership, leasing, and operation of office properties. The company serves clients throughout the US.

5.2%	Sabra Health Care REIT, Inc., Health care REITs

Sabra Health Care REIT operates a real estate investment trust. The company owns nursing homes, rehabilitation centers, assisted living facilities, and independent living centers.

5.0%	Welltower, Inc., Health care REITs

Welltower operates as a real estate investment trust, investing in senior housing and health care real estate properties. The company serves customers in the US.

4.7%	MedEquities Realty Trust, Inc., Health care REITs

MedEquities operates as a real estate investment trust. The company focuses on investment in a diversified mix of health care properties and health care-related real estate debt investments. It owns, develops, operates, leases, and disposes of health care properties and portfolios.

16	Visit our website at pgiminvestments.com

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

PGIM Real Estate Income Fund	17

Fees and Expenses (continued)

period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Real Estate Income Fund		Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,016.60	1.36%	$6.91
	Hypothetical	$1,000.00	$1,018.35	1.36%	$6.92
Class C	Actual	$1,000.00	$1,012.70	2.11%	$10.70
	Hypothetical	$1,000.00	$1,014.57	2.11%	$10.71
Class Z	Actual	$1,000.00	$1,019.10	0.84%	$4.27
	Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28
Class R6**	Actual	$1,000.00	$1,017.90	1.10%	$5.59
	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2018, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

18	Visit our website at pgiminvestments.com

Schedule of Investments

as of October 31, 2018

Description	Shares	Value
LONG-TERM INVESTMENTS 99.4%

COMMON STOCKS 78.9%

Diversified Real Estate Activities 1.2%
Henderson Land Development Co. Ltd. (Hong Kong)	15,341	$71,564
Sun Hung Kai Properties Ltd. (Hong Kong)	2,000	26,058

		97,622

Diversified REITs 5.5%
AEW UK REIT PLC (United Kingdom)	117,904	143,617
Stockland (Australia)	45,344	115,750
Suntec Real Estate Investment Trust (Singapore)	138,045	176,563

		435,930

Health Care REITs 19.8%
Community Healthcare Trust, Inc.	10,045	298,538
MedEquities Realty Trust, Inc.	45,694	377,890
Omega Healthcare Investors, Inc.	2,635	87,877
Sabra Health Care REIT, Inc.	19,302	417,888
Welltower, Inc.	5,991	395,825

		1,578,018

Hotel & Resort REITs 7.9%
DiamondRock Hospitality Co.	12,277	128,295
Japan Hotel REIT Investment Corp. (Japan)	108	76,878
MGM Growth Properties LLC	15,129	427,999

		633,172

Industrial REITs 11.9%
Americold Realty Trust	8,586	212,504
Frasers Logistics & Industrial Trust (Singapore)	110,810	81,739
LaSalle Logiport REIT (Japan)	98	90,195
Prologis Property Mexico SA de CV (Mexico)	44,793	78,943
STAG Industrial, Inc.	11,363	300,665
Warehouse REIT PLC (United Kingdom)	148,524	183,700

		947,746

Office REITs 14.2%
Alstria office REIT-AG (Germany)	5,306	76,425
Columbia Property Trust, Inc.	18,884	423,946
Easterly Government Properties, Inc.	16,435	298,624

See Notes to Financial Statements.

PGIM Real Estate Income Fund	19

Schedule of Investments (continued)

as of October 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Office REITs (cont’d.)
JBG SMITH Properties	5,177	$194,034
Keppel REIT (Singapore)	167,176	136,530

		1,129,559

Real Estate Operating Companies 2.2%
Cibus Nordic Real Estate AB (Sweden)	15,398	178,502

Retail REITs 12.8%
Kenedix Retail REIT Corp. (Japan)	88	187,530
Klepierre SA (France)	4,010	136,383
Macerich Co. (The)	5,533	285,614
Starhill Global REIT (Singapore)	3	1
Unibail-Rodamco-Westfield (France)	1,525	276,315
Vicinity Centres (Australia)	70,777	132,618

		1,018,461

Specialized REITs 3.4%
CoreSite Realty Corp.	740	69,456
Crown Castle International Corp.	682	74,161
Extra Space Storage, Inc.	395	35,574
Four Corners Property Trust, Inc.	3,686	96,131

		275,322

TOTAL COMMON STOCKS (cost $6,253,611)		6,294,332

PREFERRED STOCKS 20.5%

Hotel & Resort REITs 1.4%
Pebblebrook Hotel Trust	4,648	113,156

Industrial REITs 3.2%
Monmouth Real Estate Investment Corp.	7,125	171,000
Rexford Industrial Realty, Inc.	3,550	82,537

		253,537

Office REITs 2.6%
Vornado Realty Trust	9,379	205,588

Residential REITs 6.0%
American Homes 4 Rent	8,830	195,320

See Notes to Financial Statements.

20

Description	Shares	Value
PREFERRED STOCKS (Continued)

Residential REITs (cont’d.)
Investors Real Estate Trust	5,300	$129,187
UMH Properties, Inc.	6,710	153,793

		478,300

Retail REITs 3.1%
Pennsylvania Real Estate Investment Trust	5,550	124,542
Urstadt Biddle Properties, Inc. (Class H Stock)	5,208	120,565

		245,107

Specialized REITs 4.2%
EPR Properties (Class G Stock)	9,000	206,550
Jernigan Capital, Inc. (Class B Stock)	5,400	130,410

		336,960

TOTAL PREFERRED STOCKS (cost $1,753,509)		1,632,648

TOTAL LONG-TERM INVESTMENTS (cost $8,007,120)		7,926,980

SHORT-TERM INVESTMENTS 0.4%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	34,101	34,101
PGIM Institutional Money Market Fund(w)	4	4

TOTAL SHORT-TERM INVESTMENTS (cost $34,105)		34,105

TOTAL INVESTMENTS 99.8% (cost $8,041,225)		7,961,085
Other assets in excess of liabilities 0.2%		18,221

NET ASSETS 100.0%		$7,979,306

The following abbreviation is used in the annual report:

REITs—Real Estate Investment Trusts

(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

See Notes to Financial Statements.

PGIM Real Estate Income Fund	21

Schedule of Investments (continued)

as of October 31, 2018

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Diversified Real Estate Activities	$—	$97,622	$—
Diversified REITs	—	435,930	—
Health Care REITs	1,578,018	—	—
Hotel & Resort REITs	556,294	76,878	—
Industrial REITs	592,112	355,634	—
Office REITs	916,604	212,955	—
Real Estate Operating Companies	—	178,502	—
Retail REITs	285,614	732,847	—
Specialized REITs	275,322	—	—
Preferred Stocks
Hotel & Resort REITs	113,156	—	—
Industrial REITs	253,537	—	—
Office REITs	205,588	—	—
Residential REITs	478,300	—	—
Retail REITs	245,107	—	—
Specialized REITs	336,960	—	—
Affiliated Mutual Funds	34,105	—	—

Total	$5,870,717	$2,090,368	$—

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2018 were as follows (unaudited):

Health Care REITs	19.8%
Office REITs	16.8
Retail REITs	15.9
Industrial REITs	15.1
Hotel & Resort REITs	9.3
Specialized REITs	7.6
Residential REITs	6.0
Diversified REITs	5.5
Real Estate Operating Companies	2.2%
Diversified Real Estate Activities	1.2
Affiliated Mutual Funds	0.4

99.8
Other assets in excess of liabilities	0.2

100.0%

See Notes to Financial Statements.

22

Statement of Assets & Liabilities

as of October 31, 2018

Assets
Investments at value:
Unaffiliated investments (cost $8,007,120)	$7,926,980
Affiliated investments (cost $34,105)	34,105
Due from Manager	32,909
Dividends receivable	13,298
Tax reclaim receivable	4,307
Receivable for Fund shares sold	2,165
Prepaid expenses and other assets	849

Total Assets	8,014,613

Liabilities
Custodian and accounting fees payable	17,467
Shareholders’ reports payable	7,083
Legal fees and expenses payable	5,588
Payable for Fund shares reacquired	3,764
Accrued expenses and other liabilities	758
Distribution fee payable	419
Affiliated transfer agent fee payable	208
Payable to custodian	20

Total Liabilities	35,307

Net Assets	$7,979,306

Net assets were comprised of:
Shares of beneficial interest, at par	$909
Paid-in capital in excess of par	8,815,403
Total distributable earnings (loss)	(837,006)

Net assets, October 31, 2018	$7,979,306

See Notes to Financial Statements.

PGIM Real Estate Income Fund	23

Statement of Assets & Liabilities

as of October 31, 2018

Class A
Net asset value and redemption price per share, ($621,242 ÷ 70,956 shares of beneficial interest issued and outstanding)	$8.76
Maximum sales charge (5.50% of offering price)	0.51

Maximum offering price to public	$9.27

Class C
Net asset value, offering price and redemption price per share, ($336,392 ÷ 38,418 shares of beneficial interest issued and outstanding)	$8.76

Class Z
Net asset value, offering price and redemption price per share, ($6,951,446 ÷ 792,029 shares of beneficial interest issued and outstanding)	$8.78

Class R6
Net asset value, offering price and redemption price per share, ($70,226 ÷ 8,013 shares of beneficial interest issued and outstanding)	$8.76

See Notes to Financial Statements.

24

Statement of Operations

Year Ended October 31, 2018

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $20,557 foreign withholding tax)	$510,078
Affiliated dividend income	1,307
Income from securities lending, net (including affiliated income of $23)	1,285

Total income	512,670

Expenses
Management fee	78,729
Distribution fee(a)	5,778
Registration fees(a)	63,699
Custodian and accounting fees	61,216
Audit fee	31,937
Shareholders’ reports	26,073
Legal fees and expenses	21,541
Trustees’ fees	12,443
Transfer agent’s fees and expenses (including affiliated expense of $954)(a)	8,042
Miscellaneous	18,959

Total expenses	328,417
Less: Fee waiver and/or expense reimbursement(a)	(224,572)
Distribution fee waiver(a)	(439)

Net expenses	103,406

Net investment income (loss)	409,264

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $2)	(139,391)
Foreign currency transactions	(6,056)

(145,447)

Net change in unrealized appreciation (depreciation) on:
Investments	(445,427)
Foreign currencies	95

(445,332)

Net gain (loss) on investment and foreign currency transactions	(590,779)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(181,515)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	2,633	3,145	—	—
Registration fees	16,224	15,928	16,576	14,971
Transfer agent’s fees and expenses	1,452	545	6,010	35
Fee waiver and/or expense reimbursement	(30,261)	(21,190)	(157,807)	(15,314)
Distribution fee waiver	(439)	—	—	—

See Notes to Financial Statements.

PGIM Real Estate Income Fund	25

Statements of Changes in Net Assets

	Year Ended October 31,
	2018		2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$409,264	$414,335
Net realized gain (loss) on investment and foreign currency transactions		(145,447)	(235,051)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies		(445,332)	397,997

Net increase (decrease) in net assets resulting from operations		(181,515)	577,281

Dividends and Distributions
Distributions from distributable earnings*
Class A		(48,178)	—
Class C		(15,295)	—
Class Z		(483,553)	—
Class R6		(1,218)	—

		(548,244)	—

Tax return of capital distributions
Class A		(6,561)	—
Class C		(2,083)	—
Class Z		(65,851)	—
Class R6		(166)	—

		(74,661)	—

Dividends from net investment income
Class A			(37,709)
Class C			(12,902)
Class Z			(475,529)
Class R6			(438)

		*	(526,578)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold		1,327,086	6,003,066
Net asset value of shares issued in reinvestment of dividends and distributions		614,269	524,023
Cost of shares reacquired		(5,056,067)	(1,149,313)

Net increase (decrease) in net assets from Fund share transactions		(3,114,712)	5,377,776

Total increase (decrease)		(3,919,132)	5,428,479

Net Assets:
Beginning of year		11,898,438	6,469,959

End of year(a)		$7,979,306	$11,898,438

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$26,927

*	For the year ended October 31, 2018, the Fund has adopted amendments to Regulation S-X (refer to Note 9).

See Notes to Financial Statements.

26

Notes to Financial Statements

Prudential Investment Portfolios 9 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware business trust on September 18, 1998. The Trust currently consists of five funds: PGIM Absolute Return Bond Fund and PGIM QMA Large-Cap Core Equity Fund, each of which are diversified funds and PGIM International Bond Fund, PGIM Select Real Estate Fund and PGIM Real Estate Income Fund, each of which are non-diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM Real Estate Income Fund (the “Fund”). Effective June 11, 2018, the names of the Fund and the other funds which comprise the Trust were changed by replacing “Prudential” with “PGIM” and each fund’s Class Q shares were renamed Class R6 shares.

The investment objective of the Fund is to seek income and capital appreciation.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, a Valuation Committee has been established as two persons, being one or more officers of the Trust, including: the Trust’s Treasurer (or the Treasurer’s direct reports); and the Trust’s Chief or Deputy Chief Compliance Officer (or Vice-President-level direct reports of the Chief or Deputy Chief Compliance Officer). Under the current valuation procedures, the Valuation Committee of the Board is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

PGIM Real Estate Income Fund	27

Notes to Financial Statements (continued)

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that

28

unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held

PGIM Real Estate Income Fund	29

Notes to Financial Statements (continued)

at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

30

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invests in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

PGIM Real Estate Income Fund	31

Notes to Financial Statements (continued)

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Real Estate unit. The subadvisory agreement provides that PGIM Real Estate will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM Real Estate is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM Real Estate, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.800% of the Fund’s average daily net assets up to and including $1 billion, 0.78% of the next $2 billion, 0.76% of the next $2 billion, 0.75% of the next $5 billion and 0.740% of the Fund’s average daily net assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.800% for the year ended October 31, 2018.

PGIM Investments has contractually agreed, through February 28, 2019, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.35% of average daily net assets for Class A shares, 2.10% of average daily net assets for Class C shares, 1.10% of average daily net assets for Class Z shares, and 1.10% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such

32

as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Effective November 1, 2018 this waiver agreement was extended through February 29, 2020.

Where applicable, PGIM Investments voluntarily agreed through October 31, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. Effective November 1, 2018 this voluntary agreement became part of the Fund’s contractual waiver agreement through February 29, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such wavier/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30% and 1% of the average daily net assets of the Class A and Class C shares, respectively. PIMS has contractually agreed through February 29, 2020 to limit such fees to 0.25% of the average daily net assets of Class A shares.

PIMS has advised the Fund that it received $1,270 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2018. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2018, it received $17 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

PGIM Real Estate Income Fund	33

Notes to Financial Statements (continued)

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended October 31, 2018, no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended October 31, 2018, PGIM, Inc. was compensated $33 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2018, were $14,930,688 and $18,160,850, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2018, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 6,055	$4,056,179	$4,028,133	$—	$—	$34,101	34,101	$1,307

PGIM Institutional Money Market Fund*
39,585	574,809	614,392	—	2	4	4	23	**

$ 45,640	$4,630,988	$4,642,525	$—	$2	$34,105		$1,330

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

34

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended October 31, 2018, the tax character of dividends paid by the Fund were $548,244 of ordinary income and $74,661 of tax return of capital. For the year ended October 31, 2017, the tax character of dividends paid by the Fund was $526,578 of ordinary income.

As of October 31, 2018, the Fund had no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$8,154,579	$403,329	$(596,823)	$(193,494)

The book basis differs from tax basis primarily due to deferred losses on wash sales and book/tax differences in the treatment of passive foreign investment companies.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2018 of approximately $640,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

PGIM Real Estate Income Fund	35

Notes to Financial Statements (continued)

6. Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $0.001 par value per share, divided four into classes, designated Class A, Class C, Class Z and Class R6.

As of October 31, 2018, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 1,175 Class C shares, 607,351 Class Z shares and 1,191 Class R6 shares of the Fund. At reporting period end, four shareholders of record held 92% of the Fund’s outstanding shares on behalf of multiple beneficial owners, of which 67% were held by an affiliate of Prudential.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	62,102	$563,140
Shares issued in reinvestment of dividends and distributions	5,192	47,838
Shares reacquired	(91,370)	(847,176)

Net increase (decrease) in shares outstanding	(24,076)	$(236,198)

Year ended October 31, 2017:
Shares sold	57,202	$553,052
Shares issued in reinvestment of dividends and distributions	3,754	36,283
Shares reacquired†	(31,815)	(307,255)

Net increase (decrease) in shares outstanding	29,141	$282,080

36

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	13,698	$123,497
Shares issued in reinvestment of dividends and distributions	1,895	17,378
Shares reacquired	(7,429)	(69,546)

Net increase (decrease) in shares outstanding before conversion	8,164	71,329
Shares reacquired upon conversion into other share class(es)	(212)	(1,877)

Net increase (decrease) in shares outstanding	7,952	$69,452

Year ended October 31, 2017:
Shares sold	11,112	$104,326
Shares issued in reinvestment of dividends and distributions	1,336	12,902
Shares reacquired	(14,228)	(136,422)

Net increase (decrease) in shares outstanding before conversion	(1,780)	(19,194)
Shares reacquired upon conversion into other share class(es)	(1,001)	(9,843)

Net increase (decrease) in shares outstanding	(2,781)	$(29,037)

Class Z
Year ended October 31, 2018:
Shares sold	61,945	$577,934
Shares issued in reinvestment of dividends and distributions	59,580	547,669
Shares reacquired	(439,676)	(4,139,345)

Net increase (decrease) in shares outstanding before conversion	(318,151)	(3,013,742)
Shares issued upon conversion from other share class(es)	212	1,877

Net increase (decrease) in shares outstanding	(317,939)	$(3,011,865)

Year ended October 31, 2017:
Shares sold	562,232	$5,335,688
Shares issued in reinvestment of dividends and distributions	49,025	474,400
Shares reacquired†	(72,695)	(705,636)

Net increase (decrease) in shares outstanding before conversion	538,562	5,104,452
Shares issued upon conversion from other share class(es)	999	9,843

Net increase (decrease) in shares outstanding	539,561	$5,114,295

Class R6
Year ended October 31, 2018:
Shares sold	6,742	$62,515
Shares issued in reinvestment of dividends and distributions	154	1,384

Net increase (decrease) in shares outstanding	6,896	$63,899

Period ended October 31, 2017*:
Shares sold	1,072	$10,000
Shares issued in reinvestment of dividends and distributions	45	438

Net increase (decrease) in shares outstanding	1,117	$10,438

†	Includes affiliated redemption of 1,123 and 1,129 shares with a value of $10,836 and $10,892 for Class A and Z shares, respectively.
*	Commencement of offering was December 28, 2016.

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital

PGIM Real Estate Income Fund	37

Notes to Financial Statements (continued)

share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the reporting period ended October 31, 2018. The average daily balance for the 29 days that the Fund had loans outstanding during the period was $251,138 borrowed at a weighted average interest rate of 3.11%. The maximum loan balance outstanding during the period was $761,000. At October 31, 2018, the Fund did not have an outstanding loan balance.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of

38

factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Non-diversification Risk: The Fund is non-diversified, meaning that the Fund may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Risks of Investing in Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of payments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, Including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in equity REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the equity REITs, while mortgage equity REITs may be affected by the quality of any credit extended. Equity REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Since equity REITs are relatively smaller in size when compared to the broader market, and smaller companies tend to be more volatile than larger companies, they may be more volatile and/or more illiquid than other types of equity securities. Equity REITs are subject to interest rate risks. Equity REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each equity REIT in which it invests, in addition to the expenses of the Fund.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on

PGIM Real Estate Income Fund	39

Notes to Financial Statements (continued)

the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. All of these have been reflected in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

40

Financial Highlights

Class A Shares
	Year Ended October 31,			June 3, 2015(a) through October 31,
	2018	2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.62	$9.66	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.34	0.39	0.24	0.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.63)	0.05	0.39	(0.38)
Total from investment operations	(0.29)	0.44	0.63	(0.25)
Less Dividends and Distributions:
Dividends from net investment income	(0.50)	(0.48)	(0.56)	(0.16)
Tax return of capital distributions	(0.07)	-	-	-
Total dividends and distributions	(0.57)	(0.48)	(0.56)	(0.16)
Net asset value, end of period	$8.76	$9.62	$9.66	$9.59
Total Return(c):	(3.15)%	4.60%	6.92%	(2.55)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$621	$914	$637	$33
Average net assets (000)	$878	$744	$186	$24
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.36%	1.35%	1.35%	1.36% (e)
Expenses before waivers and/or expense reimbursement	4.85% (f)	3.30%	3.37%	9.50% (e)
Net investment income (loss)	3.73%	4.00%	2.45%	3.15% (e)
Portfolio turnover rate(g)	153%	137%	113%	98%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Real Estate Income Fund	41

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,			June 3, 2015(a) through October 31,
	2018	2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.62	$9.66	$9.58	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.32	0.19	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.63)	0.05	0.38	(0.40)
Total from investment operations	(0.36)	0.37	0.57	(0.29)
Less Dividends and Distributions:
Dividends from net investment income	(0.44)	(0.41)	(0.49)	(0.13)
Tax return of capital distributions	(0.06)	-	-	-
Total dividends and distributions	(0.50)	(0.41)	(0.49)	(0.13)
Net asset value, end of period	$8.76	$9.62	$9.66	$9.58
Total Return(c):	(3.85)%	3.83%	6.22%	(2.91)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$336	$293	$321	$13
Average net assets (000)	$314	$309	$151	$11
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	2.11%	2.10%	2.10%	2.13% (e)
Expenses before waivers and/or expense reimbursement	8.85% (f)	4.00%	4.78%	10.11% (e)
Net investment income (loss)	2.98%	3.29%	1.98%	2.87% (e)
Portfolio turnover rate(g)	153%	137%	113%	98%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

42

Class Z Shares
	Year Ended October 31,			June 3, 2015(a) through October 31,
	2018	2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.62	$9.66	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.39	0.40	0.38	0.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.64)	0.06	0.28	(0.41)
Total from investment operations	(0.25)	0.46	0.66	(0.25)
Less Dividends and Distributions:
Dividends from net investment income	(0.52)	(0.50)	(0.59)	(0.16)
Tax return of capital distributions	(0.07)	-	-	-
Total dividends and distributions	(0.59)	(0.50)	(0.59)	(0.16)
Net asset value, end of period	$8.78	$9.62	$9.66	$9.59
Total Return(c):	(2.70)%	4.85%	7.19%	(2.47)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$6,951	$10,681	$5,512	$4,886
Average net assets (000)	$8,632	$8,961	$5,008	$4,868
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.98%	1.10%	1.10%	1.10% (e)
Expenses before waivers and/or expense reimbursement	2.81% (f)	2.96%	4.85%	8.98% (e)
Net investment income (loss)	4.25%	4.17%	3.98%	4.08% (e)
Portfolio turnover rate(g)	153%	137%	113%	98%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Real Estate Income Fund	43

Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31, 2018	December 28, 2016(a) through October 31, 2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.62	$9.33
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.52)	0.38
Total from investment operations	(0.27)	0.69
Less Dividends and Distributions:
Dividends from net investment income	(0.50)	(0.40)
Tax return of capital distributions	(0.09)	-
Total dividends and distributions	(0.59)	(0.40)
Net asset value, end of period	$8.76	$9.62
Total Return(c):	(2.92)%	7.43%

Ratios/Supplemental Data:
Net assets, end of period (000)	$70	$11
Average net assets (000)	$17	$11
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.10%	1.10%	(e)
Expenses before waivers and/or expense reimbursement	91.97% (f)	2.79%	(e)
Net investment income (loss)	2.70%	3.78%	(e)
Portfolio turnover rate(g)	153%	137%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

44

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 9:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Real Estate Income Fund (formerly Prudential Real Estate Income Fund) (the “Fund”), a series of Prudential Investment Portfolios 9, including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

December 17, 2018

PGIM Real Estate Income Fund	45

Federal Income Tax Information (unaudited)

For the year ended October 31, 2018, the Fund reports the maximum amount allowable, but not less than 11.29% of the ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

In January 2019, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends received by you in calendar year 2018.

46

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 93	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (66) Board Member Portfolios Overseen: 93	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (66) Board Member Portfolios Overseen: 93	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

PGIM Real Estate Income Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (58) Board Member Portfolios Overseen: 92	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (62) Board Member & Independent Chair Portfolios Overseen: 93	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 92	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company); Independent Director, Kabbage, Inc. (since July 2018) (financial services).	Since September 2017

Michael S. Hyland, CFA (73) Board Member Portfolios Overseen: 93	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Richard A. Redeker (75) Board Member Portfolios Overseen: 93	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

PGIM Real Estate Income Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Brian K. Reid (56)# Board Member Portfolios Overseen: 92	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

#	Mr. Reid joined the Board effective as of March 1, 2018.

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (56) Board Member & President Portfolios Overseen: 93	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgiminvestments.com

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen:93	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Grace C. Torres* (59) Board Member Portfolios Overseen: 92	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

PGIM Real Estate Income Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French (56) Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Visit our website at pgiminvestments.com

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (44) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

Brian D. Nee (52) Treasurer and Principal Financial and Accounting Officer	Vice President and Head of Finance of PGIM Investments LLC (since August 2015) and PGIM Global Partners (since February 2017); formerly, Vice President, Treasurer’s Department of Prudential (September 2007-August 2015).	Since July 2018

Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

PGIM Real Estate Income Fund

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at pgiminvestments.com

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Real Estate Income Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Real Estate unit. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7, 2018 and on June 19-21, 2018 and approved the renewal of the agreements through July 31, 2019, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board

[1]	PGIM Real Estate Income Fund is a series of Prudential Investment Portfolios 9.

PGIM Real Estate Income Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7, 2018 and on June 19-21, 2018.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM, which, through its PGIM Real Estate unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Real Estate. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Real Estate, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Real Estate, and also considered the qualifications, backgrounds and responsibilities of PGIM Real Estate’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Real Estate’s, and PGIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Real

Visit our website at pgiminvestments.com

Estate, and PGIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Real Estate, and PGIM. The Board noted that PGIM Real Estate is affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Real Estate, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Real Estate under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2017 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Real Estate Income Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and PGIM Real Estate

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Real Estate and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Real Estate included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Real Estate were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2017. The Board considered that the Fund commenced operations on June 3, 2015 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2017. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Global Real Estate Funds Performance Universe), which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also may have provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles, with the

Visit our website at pgiminvestments.com

first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Gross Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund underperformed its benchmark over the one-year period.
•	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadviser should have more time to develop that record.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s annual operating expenses at 1.35% for Class A shares, 2.10% for Class C shares, 1.10% for Class R6 shares, and 1.10% for Class Z shares through February 28, 2019.

•

The Board concluded that in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*     *     *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Real Estate Income Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Brian D. Nee, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Andrew R. French, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Real Estate	7 Giralda Farms Madison, NJ 07940

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Real Estate Income Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM REAL ESTATE INCOME FUND

SHARE CLASS	A	C	Z	R6*
NASDAQ	PRKAX	PRKCX	PRKZX	PRKQX
CUSIP	74441J761	74441J753	74441J746	74441J670

*Formerly known as Class Q shares.

MF228E

PGIM SELECT REAL ESTATE FUND

(Formerly known as Prudential Select Real Estate Fund)

ANNUAL REPORT

OCTOBER 31, 2018

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an e-mail request to PGIM Investments at shareholderreports@pgim.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Capital appreciation and income

Highlights (unaudited)

•	Security selection drove outperformance during the reporting period, although asset allocation also had a positive impact. North America and Asia performed well, and Europe lagged.

•	In the US, the industrial sector was the standout performer. Stock selection was positive, and an overweight allocation to the sector boosted relative performance.

•

The majority of countries in Europe lagged, and underperformance came from a combination of unfavorable asset allocation positions and weak security selections. The largest detractors were Ireland and the UK. Germany and Finland also dragged on returns.

•	Asia outperformed during the period. Stock selection was positive in Hong Kong and Japan, while no individual country in Asia had a meaningful negative effect on results.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). PGIM Real Estate is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2018 Prudential Financial, Inc. and its related entities. PGIM Real Estate, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgiminvestments.com

PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have

PGIM Select Real Estate Fund	3

transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the

4	Visit our website at pgiminvestments.com

Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM Select Real Estate Fund	5

6	Visit our website at pgiminvestments.com

Letter from the President

Dear Shareholder:

We hope you find the annual report for PGIM Select Real Estate Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

During the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In September, the Federal Reserve hiked interest rates for the eighth time since 2015, based on confidence in the economy.

Equity returns on the whole were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly early in the period on inflation concerns, rising interest rates, and a potential global trade war, and again late in the period on worries that profit growth might slow in 2019.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors, such as high yield bonds and bank loans, which posted small gains. US investment-grade corporate bonds and US Treasury bonds both finished the period with negative returns. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Select Real Estate Fund

December 14, 2018

*The Prudential Day One Funds did not change their names.

PGIM Select Real Estate Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/18 (with sales charges)
	One Year (%)	Since Inception (%)
Class A	–5.15	2.65 (8/1/14)
Class C	–1.32	3.22 (8/1/14)
Class Z	0.51	4.26 (8/1/14)
Class R6*	0.62	4.25 (8/1/14)
FTSE EPRA/NAREIT Developed Index
	0.30	2.84
S&P 500 Index
	7.35	10.56
Lipper Global Real Estate Funds Average
	–0.12	2.71

	Average Annual Total Returns as of 10/31/18 (without sales charges)
	One Year (%)	Since Inception (%)
Class A	0.37	4.02 (8/1/14)
Class C	–0.34	3.22 (8/1/14)
Class Z	0.51	4.26 (8/1/14)
Class R6*	0.62	4.25 (8/1/14)
FTSE EPRA/NAREIT Developed Index
	0.30	2.84
S&P 500 Index
	7.35	10.56
Lipper Global Real Estate Funds Average
	–0.12	2.71

8	Visit our website at pgiminvestments.com

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the FTSE EPRA/NAREIT Developed Index, by portraying the initial account values at the commencement of operations for Class Z shares (August 1, 2014) and the account values at the end of the current fiscal year (October 31, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

*Formerly known as Class Q shares.

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the Fund’s inception date.

PGIM Select Real Estate Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6*
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

*Formerly known as Class Q shares.

Benchmark Definitions

FTSE EPRA/NAREIT Developed Index—The Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Developed Index reflects the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the world.

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Lipper Global Real Estate Funds Average—The Lipper Global Real Estate Funds Average (Lipper Average) includes funds that invest at least 25% but less than 75% of their equity portfolios in shares of companies engaged in the real estate industry that are strictly outside of the US or whose securities are principally traded outside of the US.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

10	Visit our website at pgiminvestments.com

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 10/31/18 (%)
Prologis, Inc., Industrial REITs	6.4
Link REIT, Retail REITs	4.8
Americold Realty Trust, Industrial REITs	4.8
Vonovia SE, Real Estate Operating Companies	4.4
Equity LifeStyle Properties, Inc., Residential REITs	4.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/18 (%)
Office REITs	30.6
Industrial REITs	22.9
Diversified REITs	10.6
Residential REITs	10.5
Diversified Real Estate Activities	7.1

Industry weightings reflect only long-term investments and are subject to change.

PGIM Select Real Estate Fund	11

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Select Real Estate Fund’s Class Z shares rose 0.51% in the 12-month reporting period that ended October 31, 2018, outperforming the 0.30% return of the FTSE EPRA/NAREIT Developed Index (the Index) and the –0.12% return of the Lipper Global Real Estate Funds Average.

What were conditions like in the global real estate securities market?

•

Conditions in the US real estate investment trust (REIT) market over the reporting period were balanced as investors weighed both positive and negative factors. Headwinds to the market included a dramatic increase in bond yields, with the 10-year Treasury note climbing about 80 basis points (bps) from 2.37% to 3.14% during the period (one bps equals 0.01%). On the positive side, the fundamentals in the commercial real estate markets were strong, with peak occupancies in multiple property types and steady rent growth. In addition, the US market saw a spike in merger-and-acquisition (M&A) activity, with eight private deals totaling over $50 billion in volume. Against the backdrop of these countervailing forces, the US REIT market was relatively flat over the period. That said, performance among certain sectors varied, with secular growth industries—such as manufactured housing—performing well. In addition, the market saw several underperformers from 2017 bounce back in 2018 as challenged fundamentals were more than offset by attractive valuations in property areas like malls and self-storage. At period end, the US REIT market was trading at about a 5% discount to net asset value (NAV). PGIM Real Estate believes that if the recent spike in market volatility continues, REITs may benefit from investors interested in this discount and in assets that historically have been more defensive in nature than most equity classes.

•

Europe’s total return during the period was basically flat. Political risk was a major worry across Europe, especially in Italy and the United Kingdom (the UK). Italy was the second-worst-performing country in Europe with a total return of -10.5% during the period as concerns grew over the populist coalition government that came into power in April 2018. The new government’s lack of fiscal control unnerved markets and pushed Italian bond yield spreads to near-record levels. The UK market performance of -2.1% during the period reflected the absence of progress in reaching a Brexit deal with the European Union (EU) as the UK’s March 2019 deadline for leaving the EU approaches. France was the worst-performing market in Europe, returning -15.9% during the period. The source of these country returns is the Financial Times Stock Exchange (FTSE) and FactSet; the FTSE data is uploaded to FactSet, which then generates returns for specific countries and regions. The French index is heavily dominated by retail real estate companies that saw share prices under consistently heavy pressure due to a structural shift from in-store sales to online retail sales. While interest rates moved up during the period to counter inflationary pressures in the UK, the low-rate environment has persisted in the eurozone longer than investors originally anticipated, creating downward pressure on capitalization

12	Visit our website at pgiminvestments.com

rates across the region. Still, foreign investor demand in real estate and rental growth momentum were robust across major continental markets during the period.

•

Asia Pacific real estate equities witnessed heightened volatility during the period, driven by considerable risks from multiple macro headwinds: an escalating trade war between the US and China, economic deceleration in China, and rising interest rates. The region’s REIT markets reflected a preference for income stability amid macro concerns. Across the region, the Fund saw robust market fundamentals in the Class-A office sector underpinned by healthy occupier demand and the lack of meaningful supply. Japanese REITs (J-REITs) were outperformers in the region helped by the Bank of Japan’s accommodative monetary policy, which kept Japan’s interest rates at global lows. Despite healthy condominium sales and positive office rental reversions, Japanese developers underperformed the J-REITs market due to macro concerns. Japanese developers, however, outperformed Hong Kong and Singapore developers. In Hong Kong, private home prices weakened amid rising mortgage costs, and bank appraisals of residential units in the city’s 10 major private housing estates declined for the first time in two years. In Singapore, residential cooling measures and a weaker external environment negatively impacted developer share prices. In contrast, Hong Kong commercial landlords performed well on the back of income stability, proactive capital management, and asset disposals. On a relative basis, Australian REITs were the second-best-performing sector in the region on the back of stable Reserve Bank of Australia monetary policy and positive industrial fundamentals.

What worked and didn’t work?

•	Security selection drove outperformance during the reporting period, although asset allocation also had a positive impact. North America and Asia performed well, and Europe lagged.

•

In the US, the industrial sector was the standout performer during the period. Stock selection was positive, and an overweight allocation to the sector boosted relative performance. The majority of property types in the US outperformed, including but not limited to office, residential, shopping centers, and data centers. Malls and triple net leases were the largest detractors.

•

The majority of countries in Europe lagged, and underperformance came from a combination of unfavorable asset allocation positions and weak security selections. The largest detractors were Ireland and the UK. Germany and Finland also dragged on returns.

•	Asia outperformed during the period. Stock selection was positive in Hong Kong and Japan, while no individual country in Asia had a meaningful negative effect on results.

PGIM Select Real Estate Fund	13

Strategy and Performance Overview (continued)

Current outlook

•

In North America, PGIM Real Estate believes that REITs will continue posting stable operating fundamentals, with 2%-3% same-store net operating income growth resulting in 5%-7% cash flow and dividend growth in the next year. US REITs offer a valuable combination of income and growth in a volatile market. The increased M&A activity mentioned earlier highlights the desirable attributes of most public equity REIT portfolios. Private equity currently has over $270 billion in committed capital on the sidelines, up over 15% from 2017. As a result, M&A activity may continue if discounts to NAV are not reconciled in the public market. PGIM Real Estate believes the best opportunities may lie with companies that deliver cash flow growth at attractive valuations. It’s a stock picker’s market; and given economic volatility and M&A activity, 2018 remains a good environment for active investment management. The Fund added slightly to its West Coast office overweight based on attractive valuations and continued strong fundamentals. The Fund maintained its overweight to Sunbelt office companies and are overweight in cities that were leading candidates for Amazon.com’s second headquarters. PGIM Real Estate remains cautious on the retail and self-storage markets. While demand has remained resilient in storage, construction starts have not slowed and supply may weigh on results through 2019. The Fund is also overweight in industrial and manufactured housing based on sector-leading cash flow growth and limited supply additions.

•

The outlook for continental Europe’s real estate sector is generally positive. Eurozone economic indicators have stabilized after a period of improvement, and the monetary policy backdrop remains loose even as quantitative easing is gradually withdrawn. The European Central Bank has said it will consider interest rate increases after the middle of next year as inflation in the eurozone looks largely under control. While gross domestic product (GDP) growth forecasts are solid across the eurozone, Ireland, Spain, and the Nordic region stand out as offering the best near-term growth outlooks. The exception to this benign macroeconomic environment is the UK, where the process of the country’s exit from the EU is still uncertain. The March 2019 deadline for the UK’s withdrawal from the EU is moving closer while little progress has been made up to this point. The unofficial deadline for reaching a deal by October 2018 has come and gone. The UK government’s negotiating position is further undermined by its internal political weakness. Brexit macro uncertainty is reflected by a weaker sterling. European real estate stocks continue to offer meaningful discounts to private market values.

•

Notwithstanding current headwinds on trade and interest rates, Asia offers some of the best risk-adjusted real estate returns globally, reflected by capital inflow into the region’s real estate assets. The biggest risk is trade conflict that could derail economic momentum and inject heightened volatility to equity markets. Rising inflationary expectations in the US could, on the other hand, exert pressure on the Federal Reserve (the Fed) to hike interest rates quicker than expected. PGIM Real Estate thinks the

14	Visit our website at pgiminvestments.com

following themes may be pertinent in the coming months: (1) trade war outcome between the US and China, (2) rising bond yield impact on REITs, (3) rising short rates on mortgages (Hong Kong/Singapore residential), (4) lack of quality supply (Singapore/Hong Kong office), (4) accommodative monetary policy (J-REITs), and (5) interest rate differential driving weaker yen (Japanese developers). In the near term, PGIM Real Estate expects markets to remain volatile, subject to the intensity and outcome of the trade conflict as well as the level of Fed hawkishness. With more Fed rate hikes expected, rising inflationary expectations in the US could present upside risk. Within the Fund’s individual sectors, a sharper rise in sovereign bond yields could negatively impact regional REIT valuations. A weaker US dollar versus a stronger yen could negatively impact economic momentum in Japan and underlying demand for condos and office space. On the other hand, reduced expectations of Fed hikes could be positive for Hong Kong and Singapore real estate developers.

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return relative to the benchmark, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
Americold Realty Trust	0.63	Macerich Co. (The)	–0.32
JBG Smith Properties	0.46	NewRiver REIT PLC	–0.40
Hammerson PLC	0.38	Link REIT	–0.41
Equinix, Inc.	0.34	Empire State Realty Trust, Inc. (Class A)	–0.42
UDR, Inc.	0.34	CoreSite Realty Corp.	–0.43

PGIM Select Real Estate Fund	15

Comments on Largest Holdings (unaudited)

6.4%	Prologis, Inc., Industrial REITs

Prologis is an owner, operator, and developer of industrial real estate, focused on global and regional markets across the Americas, Europe, and Asia. The company also leases modern distribution facilities to commercial customers, including manufacturers, retailers, transportation companies, third-party logistics providers, and other enterprises.

4.8%	Link REIT, Retail REITs

Link REIT is a REIT in Hong Kong. The trust owns and operates shopping centers, parking space facilities, and real estate retail space.

4.8%	Americold Realty Trust, Industrial REITs

Americold Realty Trust provides temperature-controlled food distribution services. The company offers warehousing, consolidation programs, shipment management, multi-vendor consolidation, and logistics solutions. It serves food producers, processors, distributors, wholesalers, retailers, and restaurants worldwide.

4.4%	Vonovia SE, Real Estate Operating Companies

Vonovia provides real estate services and manages, leases, and sells apartments. The company offers residential real estate to customers throughout Germany.

4.0%	Equity Lifestyle Properties Inc., Residential REITs

Equity Lifestyle Properties owns an interest in communities in the US and western Canada. The company acquires properties such as camping grounds and seasonal resort communities.

16	Visit our website at pgiminvestments.com

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not

PGIM Select Real Estate Fund	17

Fees and Expenses (continued)

reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Select Real Estate Fund		Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,002.30	1.30%	$6.56
	Hypothetical	$1,000.00	$1,018.65	1.30%	$6.61
Class C	Actual	$1,000.00	$999.40	2.05%	$10.33
	Hypothetical	$1,000.00	$1,014.87	2.05%	$10.41
Class Z	Actual	$1,000.00	$1,002.60	1.05%	$5.30
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35
Class R6**	Actual	$1,000.00	$1,003.60	1.05%	$5.30
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2018, and divided by the 365 days in the Fund's fiscal year ended October 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

18	Visit our website at pgiminvestments.com

Schedule of Investments

as of October 31, 2018

Description	Shares	Value
LONG-TERM INVESTMENTS 99.5%

COMMON STOCKS

Diversified Real Estate Activities 7.1%
Mitsui Fudosan Co. Ltd. (Japan)	14,900	$336,796
Sumitomo Realty & Development Co. Ltd. (Japan)	8,248	284,214

		621,010

Diversified REITs 10.6%
American Assets Trust, Inc.	4,145	159,002
Covivio (France)	1,990	199,892
Empire State Realty Trust, Inc. (Class A Stock)	11,542	183,056
Stockland (Australia)	77,448	197,702
Suntec Real Estate Investment Trust (Singapore)	142,407	182,142

		921,794

Hotel & Resort REITs 2.8%
DiamondRock Hospitality Co.	5,908	61,738
MGM Growth Properties LLC (Class A Stock)	6,300	178,227

		239,965

Industrial REITs 22.9%
Americold Realty Trust	16,722	413,869
Goodman Group (Australia)	30,833	226,282
Prologis, Inc.	8,680	559,600
Rexford Industrial Realty, Inc.	10,396	329,241
Segro PLC (United Kingdom)	39,175	307,679
STAG Industrial, Inc.	5,770	152,674

		1,989,345

Office REITs 30.6%
Allied Properties Real Estate Investment Trust (Canada)	5,300	170,299
Boston Properties, Inc.	1,100	132,836
Columbia Property Trust, Inc.	6,562	147,317
Daiwa Office Investment Corp. (Japan)	35	213,779
Dexus (Australia)	25,007	180,605
Easterly Government Properties, Inc.	5,974	108,548
Green REIT PLC (Ireland)	125,916	207,883
Hibernia REIT PLC (Ireland)	186,826	294,211
Inmobiliaria Colonial Socimi SA (Spain)	30,892	310,222
Japan Real Estate Investment Corp. (Japan)	26	134,179
JBG SMITH Properties	8,052	301,789

See Notes to Financial Statements.

PGIM Select Real Estate Fund	19

Schedule of Investments (continued)

as of October 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Office REITs (cont’d.)
Kilroy Realty Corp.	3,696	$254,580
Tier REIT, Inc.	9,719	210,611

		2,666,859

Real Estate Operating Companies 4.4%
Vonovia SE (Germany)	8,286	379,638

Residential REITs 10.5%
AvalonBay Communities, Inc.	1,893	331,994
Equity LifeStyle Properties, Inc.	3,647	345,335
UDR, Inc.	6,110	239,451

		916,780

Retail REITs 6.7%
Link REIT (Hong Kong)	47,000	417,044
Macerich Co. (The)	3,153	162,758

		579,802

Specialized REITs 3.9%
CoreSite Realty Corp.	1,621	152,147
Crown Castle International Corp.	1,758	191,165

		343,312

TOTAL LONG-TERM INVESTMENTS (cost $8,722,209)		8,658,505

SHORT-TERM INVESTMENT 1.4%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $125,211)(w)	125,211	125,211

TOTAL INVESTMENTS 100.9% (cost $8,847,420)		8,783,716
Liabilities in excess of other assets (0.9)%		(81,025)

NET ASSETS 100.0%		$8,702,691

The following abbreviations are used in the annual report:

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trusts

(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

See Notes to Financial Statements.

20

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Diversified Real Estate Activities	$—	$621,010	$—
Diversified REITs	342,058	579,736	—
Hotel & Resort REITs	239,965	—	—
Industrial REITs	1,455,384	533,961	—
Office REITs	1,325,980	1,340,879	—
Real Estate Operating Companies	—	379,638	—
Residential REITs	916,780	—	—
Retail REITs	162,758	417,044	—
Specialized REITs	343,312	—	—
Affiliated Mutual Fund	125,211	—	—

Total	$4,911,448	$3,872,268	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2018 were as follows (unaudited):

Office REITs	30.6%
Industrial REITs	22.9
Diversified REITs	10.6
Residential REITs	10.5
Diversified Real Estate Activities	7.1
Retail REITs	6.7
Real Estate Operating Companies	4.4
Specialized REITs	3.9
Hotel & Resort REITs	2.8%
Affiliated Mutual Fund	1.4

100.9
Liabilities in excess of other assets	(0.9)

100.0%

See Notes to Financial Statements.

PGIM Select Real Estate Fund	21

Statement of Assets & Liabilities

as of October 31, 2018

Assets
Investments at value:
Unaffiliated investments (cost $8,722,209)	$8,658,505
Affiliated investments (cost $125,211)	125,211
Receivable for investments sold	52,352
Due from Manager	19,369
Dividends receivable	7,925
Tax reclaim receivable	1,626
Receivable for Fund shares sold	172
Prepaid expenses	844

Total Assets	8,866,004

Liabilities
Payable for investments purchased	131,307
Custodian and accounting fees payable	16,986
Accrued expenses and other liabilities	13,729
Affiliated transfer agent fee payable	673
Distribution fee payable	602
Payable to custodian	16

Total Liabilities	163,313

Net Assets	$8,702,691

Net assets were comprised of:
Shares of beneficial interest, at par	$850
Paid-in capital in excess of par	8,569,553
Total distributable earnings (loss)	132,288

Net assets, October 31, 2018	$8,702,691

See Notes to Financial Statements.

22

Class A
Net asset value and redemption price per share, ($2,611,862 ÷ 252,886 shares of beneficial interest issued and outstanding)	$10.33
Maximum sales charge (5.50% of offering price)	0.60

Maximum offering price to public	$10.93

Class C
Net asset value, offering price and redemption price per share, ($56,274 ÷ 5,502 shares of beneficial interest issued and outstanding)	$10.23

Class Z
Net asset value, offering price and redemption price per share, ($64,927 ÷ 6,277 shares of beneficial interest issued and outstanding)	$10.34

Class R6
Net asset value, offering price and redemption price per share, ($5,969,628 ÷ 585,686 shares of beneficial interest issued and outstanding)	$10.19

See Notes to Financial Statements.

PGIM Select Real Estate Fund	23

Statement of Operations

Year Ended October 31, 2018

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $7,407 foreign withholding tax)	$219,758
Affiliated dividend income	4,367

Total income	224,125

Expenses
Management fee	63,135
Distribution fee(a)	5,573
Registration fees(a)	64,139
Custodian and accounting fees	56,469
Audit fee	34,530
Legal fees and expenses	19,848
Trustees’ fees	12,433
Shareholders’ reports	12,020
Transfer agent’s fees and expenses (including affiliated expense of $2,489)(a)	3,095
Miscellaneous	19,271

Total expenses	290,513
Less: Fee waiver and/or expense reimbursement(a)	(202,041)
Distribution fee waiver(a)	(822)

Net expenses	87,650

Net investment income (loss)	136,475

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	337,076
Foreign currency transactions	(3,025)

334,051

Net change in unrealized appreciation (depreciation) on:
Investments	(381,036)
Foreign currencies	46

(380,990)

Net gain (loss) on investment and foreign currency transactions	(46,939)

Net Increase (Decrease) In Net Assets Resulting From Operations	$89,536

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	4,934	639	—	—
Registration fees	16,034	16,034	16,037	16,034
Transfer agent’s fees and expenses	2,574	110	383	28
Fee waiver and/or expense reimbursement	(43,928)	(17,279)	(18,969)	(121,865)
Distribution fee waiver	(822)	—	—	—

See Notes to Financial Statements.

24

Statements of Changes in Net Assets

	Year Ended October 31,
	2018		2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$136,475	$85,888
Net realized gain (loss) on investment and foreign currency transactions		334,051	(24,278)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies		(380,990)	480,306

Net increase (decrease) in net assets resulting from operations		89,536	541,916

Dividends and Distributions
Distributions from distributable earnings*
Class A		(31,115)	—
Class C		(1,166)	—
Class Z		(3,847)	—
Class R6		(160,410)	—

		(196,538)	—

Dividends from net investment income
Class A			(2,718)
Class C			(368)
Class Z			(2,014)
Class R6			(79,212)

		*	(84,312)

Distributions from net realized gains
Class A			(4,612)
Class C			(1,220)
Class Z			(3,060)
Class R6			(125,625)

		*	(134,517)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold		2,829,409	145,782
Net asset value of shares issued in reinvestment of dividends and distributions		196,537	218,829
Cost of shares reacquired		(628,179)	(99,213)

Net increase (decrease) in net assets from Fund share transactions		2,397,767	265,398

Total increase (decrease)		2,290,765	588,485

Net Assets:
Beginning of year		6,411,926	5,823,441

End of year(a)		$8,702,691	$6,411,926

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$24,151

*	For the year ended October 31, 2018, the Fund has adopted amendments to Regulation S-X (refer to Note 9).

See Notes to Financial Statements.

PGIM Select Real Estate Fund	25

Notes to Financial Statements

Prudential Investment Portfolios 9 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware business trust on September 18, 1998. The Trust currently consists of five funds: PGIM Absolute Return Bond Fund and PGIM QMA Large-Cap Core Equity Fund, each of which are diversified funds and PGIM International Bond Fund, PGIM Select Real Estate Fund and PGIM Real Estate Income Fund, each of which are non-diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM Select Real Estate Fund (the “Fund”). Effective June 11, 2018, the names of the Fund and the other funds which comprise the Trust were changed by replacing “Prudential” with “PGIM” and each fund’s Class Q shares were renamed Class R6 shares.

The investment objective of the Fund is to seek income and capital appreciation.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, a Valuation Committee has been established as two persons, being one or more officers of the Trust, including: the Trust’s Treasurer (or the Treasurer’s direct reports); and the Trust’s Chief or Deputy Chief Compliance Officer (or Vice-President-level direct reports of the Chief or Deputy Chief Compliance Officer). Under the current valuation procedures, the Valuation Committee of the Board is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

26

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the

PGIM Select Real Estate Fund	27

Notes to Financial Statements (continued)

general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign

28

exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned

PGIM Select Real Estate Fund	29

Notes to Financial Statements (continued)

and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invests in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

30

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Real Estate unit. The subadvisory agreement provides that PGIM Real Estate will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM Real Estate is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM Real Estate, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.800% of the Fund’s average daily net assets up to and including $1 billion, 0.780% of the next $2 billion, 0.760% of the next $2 billion, 0.750% of the next $5 billion and 0.740% of the Fund’s average daily net assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.800% for the year ended October 31, 2018.

PGIM Investments has contractually agreed, through February 28, 2019, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.30% of average daily net assets for Class A shares, 2.05% of average daily net assets for Class C shares, 1.05% of average daily net assets for Class Z shares, and 1.05% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by

PGIM Select Real Estate Fund	31

Notes to Financial Statements (continued)

the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Effective November 1, 2018 this waiver agreement was extended through February 29, 2020.

Where applicable, PGIM Investments voluntarily agreed through October 31, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Effective November 1, 2018 this voluntary agreement became part of the Fund’s contractual waiver agreement through February 29, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such wavier/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30% and 1% of the average daily net assets of the Class A and Class C shares, respectively. PIMS has contractually agreed through February 29, 2020 to limit such fees to 0.25% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it received $164 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2018. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2018, it did not receive any contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders.

PGIM Investments, PGIM, Inc., and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

32

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended October 31, 2018, no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”) and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2018, were $17,984,306 and $15,391,169, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2018, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 398,187	$110,576,040	$110,849,016	$—	$—	$125,211	125,211	$4,367

PGIM Institutional Money Market Fund*
—	139,240	139,240	—	—	—	—	—

$ 398,187	$110,715,280	$110,988,256	$—	$—	$125,211		$4,367

*	The Fund did not have any capital gain distributions during the reporting period.

PGIM Select Real Estate Fund	33

Notes to Financial Statements (continued)

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended October 31, 2018, the tax character of dividends paid by the Fund was $196,538 of ordinary income. For the year ended October 31, 2017, the tax character of dividends paid by the Fund was $218,829 of ordinary income.

As of October 31, 2018, the accumulated undistributed earnings on a tax basis were $119,295 of ordinary income and $105,635 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$8,876,358	$199,306	$(291,948)	$(92,642)

The book basis differs from tax basis primarily due to deferred losses on wash sales, investments in passive foreign investment companies and other cost basis differences between financial and tax accounting.

The Fund utilized approximately $100,000 of its capital loss carryforward during the year ended October 31, 2018.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase

34

Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $0.001 par value per share, divided into four classes, designated Class A, Class C, Class Z and Class R6.

As of October 31, 2018, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 1,145 Class A shares, 1,119 Class C shares, 1,155 Class Z shares and 585,686 Class R6 shares of the Fund. At reporting period end, two shareholders of record held 96% of the Fund’s outstanding shares on behalf of multiple beneficial owners, of which 96% were held by an affiliate of Prudential.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	270,402	$2,782,141
Shares issued in reinvestment of dividends and distributions	2,972	31,114
Shares reacquired	(43,052)	(457,139)

Net increase (decrease) in shares outstanding before conversion	230,322	2,356,116
Shares reacquired upon conversion into other share class(es)	(1,701)	(17,508)

Net increase (decrease) in shares outstanding	228,621	$2,338,608

Year ended October 31, 2017:
Shares sold	9,285	$93,616
Shares issued in reinvestment of dividends and distributions	736	7,330
Shares reacquired	(4,230)	(43,679)

Net increase (decrease) in shares outstanding	5,791	$57,267

Class C
Year ended October 31, 2018:
Shares issued in reinvestment of dividends and distributions	111	$1,166
Shares reacquired	(1,265)	(13,090)

Net increase (decrease) in shares outstanding	(1,154)	$(11,924)

Year ended October 31, 2017:
Shares sold	3,437	$34,300
Shares issued in reinvestment of dividends and distributions	162	1,588
Shares reacquired	(2,880)	(28,902)

Net increase (decrease) in shares outstanding	719	$6,986

PGIM Select Real Estate Fund	35

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Year ended October 31, 2018:
Shares sold	4,491	$47,268
Shares issued in reinvestment of dividends and distributions	362	3,847
Shares reacquired	(14,907)	(157,950)

Net increase (decrease) in shares outstanding before conversion	(10,054)	(106,835)
Shares issued upon conversion from other share class(es)	1,698	17,508

Net increase (decrease) in shares outstanding	(8,356)	$(89,327)

Year ended October 31, 2017:
Shares sold	1,761	$17,866
Shares issued in reinvestment of dividends and distributions	508	5,074
Shares reacquired	(1,446)	(14,843)

Net increase (decrease) in shares outstanding	823	$8,097

Class R6
Year ended October 31, 2018:
Shares issued in reinvestment of dividends and distributions	15,341	$160,410

Net increase (decrease) in shares outstanding	15,341	$160,410

Year ended October 31, 2017:
Shares issued in reinvestment of dividends and distributions	20,831	$204,837
Shares reacquired	(1,137)	(11,789)

Net increase (decrease) in shares outstanding	19,694	$193,048

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager

36

to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the reporting period ended October 31, 2018. The average daily balance for the 3 days that the Fund had loans outstanding during the period was $126,000 borrowed at a weighted average interest rate of 3.31%. The maximum loan balance outstanding during the period was $126,000. At October 31, 2018, the Fund did not have an outstanding loan balance.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Non-diversification Risk: The Fund is non-diversified, meaning that the Fund may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Risks of Investing in Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of payments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, Including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

PGIM Select Real Estate Fund	37

Notes to Financial Statements (continued)

In addition, investing in equity REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the equity REITs, while mortgage equity REITs may be affected by the quality of any credit extended. Equity REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Since equity REITs are relatively smaller in size when compared to the broader market, and smaller companies tend to be more volatile than larger companies, they may be more volatile and/or more illiquid than other types of equity securities. Equity REITs are subject to interest rate risks. Equity REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each equity REIT in which it invests, in addition to the expenses of the Fund.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. All of these have been reflected in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

38

Financial Highlights

Class A Shares
	Year Ended October 31,				August 1, 2014(a) through October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.54	$10.00	$10.71	$10.30	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.12	0.17	0.09	0.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.08)	0.76	(0.18)	0.41	0.29
Total from investment operations	0.04	0.88	(0.01)	0.50	0.30
Less Dividends and Distributions:
Dividends from net investment income	(0.25)	(0.11)	(0.28)	-	-
Distributions from net realized gains	-	(0.23)	(0.42)	(0.09)	-
Total dividends and distributions	(0.25)	(0.34)	(0.70)	(0.09)	-
Net asset value, end of period	$10.33	$10.54	$10.00	$10.71	$10.30
Total Return(c):	0.37%	9.08%	0.01%	4.85%	3.00%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,612	$256	$185	$62	$18
Average net assets (000)	$1,645	$242	$119	$27	$15
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.30%	1.30%	1.33%	1.35%	1.35%	(e)
Expenses before waivers and/or expense reimbursement	4.02% (f)	4.63%	4.81%	5.16%	20.58%	(e)
Net investment income (loss)	1.14%	1.15%	1.70%	0.86%	0.46%	(e)
Portfolio turnover rate(g)	202%	142%	158%	150%	18%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Select Real Estate Fund	39

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,					August 1, 2014(a) through October 31,
	2018		2017	2016	2015	2014
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.44		$9.94	$10.60	$10.28	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.09		0.04	0.11	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.12)		0.75	(0.18)	0.44	0.29
Total from investment operations	(0.03)		0.79	(0.07)	0.41	0.28
Less Dividends and Distributions:
Dividends from net investment income	(0.18)		(0.06)	(0.17)	-	-
Distributions from net realized gains	-		(0.23)	(0.42)	(0.09)	-
Total dividends and distributions	(0.18)		(0.29)	(0.59)	(0.09)	-
Net asset value, end of period	$10.23		$10.44	$9.94	$10.60	$10.28
Total Return(c):	(0.34)%		8.11%	(0.63)%	3.98%	2.80%

Ratios/Supplemental Data:
Net assets, end of period (000)	$56		$69	$59	$36	$10
Average net assets (000)	$64		$70	$48	$46	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	2.05%		2.05%	2.08%	2.10%	2.10%	(e)
Expenses before waivers and/or expense reimbursement	29.08%	(f)	5.33%	5.64%	5.54%	20.42%	(e)
Net investment income (loss)	0.91%		0.36%	1.08%	(0.30)%	(0.26)%	(e)
Portfolio turnover rate(g)	202%		142%	158%	150%	18%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

40

Class Z Shares
	Year Ended October 31,				August 1, 2014(a) through October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.56	$10.02	$10.74	$10.31	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.22	0.15	0.21	0.10	0.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.16)	0.76	(0.18)	0.42	0.29
Total from investment operations	0.06	0.91	0.03	0.52	0.31
Less Dividends and Distributions:
Dividends from net investment income	(0.28)	(0.14)	(0.33)	-	-
Distributions from net realized gains	-	(0.23)	(0.42)	(0.09)	-
Total dividends and distributions	(0.28)	(0.37)	(0.75)	(0.09)	-
Net asset value, end of period	$10.34	$10.56	$10.02	$10.74	$10.31
Total Return(c):	0.51%	9.32%	0.36%	5.04%	3.10%

Ratios/Supplemental Data:
Net assets, end of period (000)	$65	$154	$138	$107	$10
Average net assets (000)	$145	$148	$139	$39	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.05%	1.05%	1.08%	1.10%	1.10%	(e)
Expenses before waivers and/or expense reimbursement	14.17% (f)	4.35%	4.82%	5.16%	19.50%	(e)
Net investment income (loss)	2.07%	1.43%	2.09%	0.98%	0.77%	(e)
Portfolio turnover rate(g)	202%	142%	158%	150%	18%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Select Real Estate Fund	41

Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31,				August 1, 2014(a) through October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.40	$9.88	$10.63	$10.31	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.14	0.22	0.10	0.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.13)	0.75	(0.20)	0.41	0.29
Total from investment operations	0.07	0.89	0.02	0.51	0.31
Less Dividends and Distributions:
Dividends from net investment income	(0.28)	(0.14)	(0.35)	(0.10)	-
Distributions from net realized gains	-	(0.23)	(0.42)	(0.09)	-
Total dividends and distributions	(0.28)	(0.37)	(0.77)	(0.19)	-
Net asset value, end of period	$10.19	$10.40	$9.88	$10.63	$10.31
Total Return(c):	0.62%	9.25%	0.30%	5.01%	3.10%

Ratios/Supplemental Data:
Net assets, end of period (000)	$5,970	$5,932	$5,441	$5,423	$5,165
Average net assets (000)	$6,039	$5,687	$5,413	$5,288	$4,983
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.05%	1.05%	1.08%	1.10%	1.10%	(e)
Expenses before waivers and/or expense reimbursement	3.07% (f)	4.02%	4.40%	4.51%	14.06%	(e)
Net investment income (loss)	1.89%	1.42%	2.18%	0.96%	0.75%	(e)
Portfolio turnover rate(g)	202%	142%	158%	150%	18%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

42

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 9:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Select Real Estate Fund (formerly Prudential Select Real Estate Fund) (the “Fund”), a series of Prudential Investment Portfolios 9, including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

December 17, 2018

PGIM Select Real Estate Fund	43

Federal Income Tax Information (unaudited)

For the year ended October 31, 2018, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than 9.04% of the ordinary income dividends paid during the year as qualified dividend income.

In January 2019, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2018.

44

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 93	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (66) Board Member Portfolios Overseen: 93	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (66) Board Member Portfolios Overseen: 93	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

PGIM Select Real Estate Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (58) Board Member Portfolios Overseen: 92	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (62) Board Member & Independent Chair Portfolios Overseen: 93	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 92	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company); Independent Director, Kabbage, Inc. (since July 2018) (financial services).	Since September 2017

Michael S. Hyland, CFA (73) Board Member Portfolios Overseen: 93	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Richard A. Redeker (75) Board Member Portfolios Overseen: 93	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

PGIM Select Real Estate Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Brian K. Reid (56)# Board Member Portfolios Overseen: 92	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

#	Mr. Reid joined the Board effective as of March 1, 2018.

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (56) Board Member & President Portfolios Overseen: 93	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgiminvestments.com

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen:93	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Grace C. Torres* (59) Board Member Portfolios Overseen: 92	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

PGIM Select Real Estate Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French (56) Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Visit our website at pgiminvestments.com

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (44) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

Brian D. Nee (52) Treasurer and Principal Financial and Accounting Officer	Vice President and Head of Finance of PGIM Investments LLC (since August 2015) and PGIM Global Partners (since February 2017); formerly, Vice President, Treasurer’s Department of Prudential (September 2007-August 2015).	Since July 2018

Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

PGIM Select Real Estate Fund

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at pgiminvestments.com

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Select Real Estate Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Real Estate unit. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7, 2018 and on June 19-21, 2018 and approved the renewal of the agreements through July 31, 2019, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board

[1]	PGIM Select Real Estate Fund is a series of Prudential Investment Portfolios 9.

PGIM Select Real Estate Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7, 2018 and on June 19-21, 2018.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM, which, through its PGIM Real Estate unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Real Estate. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Real Estate, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Real Estate, and also considered the qualifications, backgrounds and responsibilities of PGIM Real Estate’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Real Estate’s, and PGIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Real Estate, and PGIM. The Board also noted that it received favorable compliance reports from

Visit our website at pgiminvestments.com

the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Real Estate, and PGIM. The Board noted that PGIM Real Estate is affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Real Estate, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Real Estate under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2017 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale, can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Select Real Estate Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and PGIM Real Estate

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Real Estate and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Real Estate included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Real Estate were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one- and three-year periods ended December 31, 2017. The Board considered that the Fund commenced investment operations on August 1, 2014 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2017. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also may have provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

Visit our website at pgiminvestments.com

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Gross Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	1st Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s annual operating expenses at 1.30% for Class A shares, 2.05% for Class C shares, 1.05% for Class R6 shares, and 1.05% for Class Z shares through February 28, 2019.

•	The Board concluded that in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Select Real Estate Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Brian D. Nee, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Andrew R. French, Secretary • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Real Estate	7 Giralda Farms Madison, NJ 07940

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Select Real Estate Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM SELECT REAL ESTATE FUND

SHARE CLASS	A	C	Z	R6*
NASDAQ	SREAX	SRECX	SREZX	SREQX
CUSIP	74441J811	74441J795	74441J779	74441J787

*Formerly known as Class Q shares.

MF223E

PGIM INTERNATIONAL BOND FUND

(Formerly known as Prudential International Bond Fund)

ANNUAL REPORT

OCTOBER 31, 2018

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an e-mail request to PGIM Investments at shareholderreports@pgim.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Total return, made up of current income and capital appreciation

Highlights (unaudited)

•

Strong sector and issuer selection of sovereign debt in developed markets, debt of European peripheral issuers, high yield corporates, and high-quality structured products added to performance. Positioning in emerging market sovereign debt hurt performance.

•	In developed market rates, a yield curve flattener in the US and long-duration positioning in Norwegian rates limited results.

•	Currency positioning detracted from performance. Overweights in the Indian rupee, Brazilian real, Russian ruble, and Indonesian rupiah were the largest detractors.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2018 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgiminvestments.com

PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have

PGIM International Bond Fund	3

transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the

4	Visit our website at pgiminvestments.com

Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM International Bond Fund	5

6	Visit our website at pgiminvestments.com

Letter from the President

Dear Shareholder:

We hope you find the annual report for PGIM International Bond Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

During the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In September, the Federal Reserve hiked interest rates for the eighth time since 2015, based on confidence in the economy.

Equity returns on the whole were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly early in the period on inflation concerns, rising interest rates, and a potential global trade war, and again late in the period on worries that profit growth might slow in 2019.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors, such as high yield bonds and bank loans, which posted small gains. US investment-grade corporate bonds and US Treasury bonds both finished the period with negative returns. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM International Bond Fund

December 14, 2018

*The Prudential Day One Funds did not change their names.

PGIM International Bond Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/18 (with sales charges)
	One Year (%)	Since Inception (%)
Class A	–4.02	1.13 (12/14/16)
Class C	–1.32	2.82 (12/14/16)
Class Z	0.75	3.90 (12/14/16)
Class R6*	0.75	3.89 (12/14/16)
Bloomberg Barclays Global Aggregate ex USD (USD Hedged) Index
	1.98	2.30
Lipper International Income Funds Average
	–2.23	2.34

	Average Annual Total Returns as of 10/31/18 (without sales charges)
	One Year (%)	Since Inception (%)
Class A	0.50	3.64 (12/14/16)
Class C	–0.34	2.82 (12/14/16)
Class Z	0.75	3.90 (12/14/16)
Class R6*	0.75	3.89 (12/14/16)
Bloomberg Barclays Global Aggregate ex USD (USD Hedged) Index
	1.98	2.30
Lipper International Income Funds Average
	–2.23	2.34

8	Visit our website at pgiminvestments.com

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays Global Aggregate ex USD (USD Hedged) Index by portraying the initial account values at the commencement of operations for Class Z shares (December 14, 2016) and the account values at the end of the current fiscal year (October 31, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

*Formerly known as Class Q shares.

Since Inception returns are provided since the fund has less than 10 fiscal years of returns. Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the Fund’s inception date.

PGIM International Bond Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6*
Maximum initial sales charge	4.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

*Formerly known as Class Q shares.

Benchmark Definitions

Bloomberg Barclays Global Aggregate ex USD (USD Hedged) Index—Provides a broad-based measure of the global investment-grade fixed income markets. The Index includes government, government agency, corporate, and securitized non-US investment-grade fixed income investments, all issued in currencies other than the US dollar and with maturities of more than one year. The Index is US dollar hedged.

Lipper International Income Funds Average—Funds in the Lipper International Income Funds Average invest primarily in non-US dollar and US dollar debt securities of issuers located in at least three countries, excluding the US, except in periods of market weakness.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

10	Visit our website at pgiminvestments.com

Distributions and Yields as of 10/31/18
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.26	1.34	–40.47
Class C	0.19	0.55	–177.23
Class Z	0.29	1.65	–27.88
Class R6***	0.29	1.65	–0.09

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

***Formerly known as Class Q shares.

Credit Quality expressed as a percentage of total investments as of 10/31/18 (%)
AAA	15.4
AA	10.3
A	15.4
BBB	27.5
BB	14.6
B	3.3
Not Rated	2.8
Cash/Cash Equivalents	10.6
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

PGIM International Bond Fund	11

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM International Bond Fund’s Class Z shares returned 0.75% in the 12-month reporting period that ended October 31, 2018, underperforming the 1.98% return of the Bloomberg Barclays Global Aggregate ex USD (USD Hedged) Index (the Index) and outperforming the –2.23% return of the Lipper International Income Funds Average.

What were market conditions?

•

At the beginning of the reporting period, the newly passed US tax law package was expected to continue to pressure future budget deficits, which would heighten the need for international deficit financing via increased Treasury issuance. Some thought that this could offset the positive effects of potential regulatory reform and pause the widening in long-dated swap spreads. In Europe, market expectations of diminished asset purchases by the European Central Bank (ECB) improved access to lending channels, and slightly larger bank balance sheets were thought to contribute to higher euro rates, especially in Germany.

•

Long-term interest rates in developed markets continued their ascent in the first quarter of 2018 amid further signs of synchronized global growth and the expected effects of US fiscal stimulus. While the increase in rates was notable for its breadth, the scale of the sell-off created numerous opportunities in developed markets as the second quarter got underway. In the US, yields rose across the curve on hawkish Federal Reserve (Fed) rhetoric, anticipated fiscal stimulus from the recently passed tax law and budget deals, and increased Treasury supply, particularly at the front (short-term) end of the yield curve. In Europe, the ECB’s continued quantitative easing (QE) asset purchases meant there would be zero net issuance. That said, the ECB tapered its monthly QE purchases from $60 billion to $30 billion in the first quarter. Many expected it could have announced a conclusion to the purchases in September 2018, albeit with reinvestments likely to continue. PGIM Fixed Income believes the ECB’s first rate hike could emerge by the second quarter of 2019.

•

In the second quarter of 2018, US rates diverged from other developed-market interest rates. With inflation on target, unemployment down, and the Fed continuing its cautious rate-hiking cycle, US long-term yields finished the quarter relatively unchanged. In contrast, the ECB emphasized downside risks in the economy, primarily stemming from trade, indicating the likely need for low rates through the summer of 2019. Similarly, the Bank of Japan (BoJ) signaled easy policy for the long haul as it delayed and lowered its expected path for rising inflation. In line with the central banks’ reading, long-term rates in Japan and Europe ended the second quarter at lows for the year. In China, rates rallied substantially, with yields falling to three-year lows as its central bank eased policy in an effort to support growth.

12	Visit our website at pgiminvestments.com

•

In the third quarter and October 2018, while the markets were volatile, the underlying causes were more or less constant with minor variations. After a decade of balance sheet expansion, the G3 (US, Japan, and eurozone) central banks are finally—at least in aggregate—turning off the liquidity spigot. The Fed is in the lead, hiking rates and implementing its roll-off of securities from its balance sheet at an accelerating pace. The ECB is in the final months of its asset-purchase program, which undoubtedly will be followed by rising anxiety surrounding the timing and pace of eventual rate hikes, in PGIM Fixed Income’s view. Meanwhile, the BoJ is sending mixed messages. Realizing it is taking longer than initially expected to hit its 2% inflation target, the BoJ is trying to improve its long-term policy effectiveness. It has taken steps, such as reducing its amounts of bond purchases and widening its target range for the 10-year Japanese government bond (JGB) yield, with the intent of reducing its stranglehold on the market and steepening the yield curve. These policy changes have tipped the scales, switching the G3 central bank balance sheets from aggressive growth to a path of stasis. The switch from “net buy” to “net hold” means the market’s primary source of steady capital injections over the last decade is more or less gone, leaving open markets to adjust to supply and demand on their own.

What worked?

•	During the reporting period, the Fund’s sector allocation emphasized global spread sectors rather than government bond sectors.

•	Strong sector and issuer selection of sovereign debt in developed markets, high yield corporates, and high-quality structured products added to performance.

•

Yield curve and duration positioning helped performance. In developed market rates, a yield curve flattener positioning in the euro was the largest contributor. In emerging markets, long-duration positioning in Brazilian rates was a strong contributor.

•	Although overall currency positioning hurt performance, underweights in the Chilean peso, Chinese yuan, and Swiss franc helped offset some of the losses.

What didn’t work?

•	Positioning in emerging market sovereign debt negatively impacted performance.

•	In developed market rates, a yield curve flattener in the US and long-duration positioning in Norwegian rates limited results.

•	Currency positioning hurt performance. Overweights in the Indian rupee, Brazilian real, Russian ruble, and Indonesian rupiah were the largest detractors.

Did the Fund hold derivatives, and how did they affect performance

•

The Fund used interest rate futures and swaps to implement its investment strategy as well as to help manage duration and yield curve exposure. The use of interest rate futures and swaps had a positive impact on the Fund’s performance.

PGIM International Bond Fund	13

Strategy and Performance Overview (continued)

•	To implement most currency strategies, the Fund employed foreign exchange derivatives, which negatively impacted performance.

Current outlook

•

As of the end of the period, PGIM Fixed Income maintained its positive view of fundamentals in the credit sectors, and the Fund held positions in spread sectors including high yield, emerging market (EM), and structured product sectors such as collateralized loan obligations (CLOs), non-agency mortgage-backed securities, and asset-backed securities (ABS).

•

The Fund ended the period with an underweight in investment-grade corporates and overweight debt of European peripheral countries as well as a select group of emerging market issuers (mostly sovereign debt). Relative to its benchmark, the Fund held an underweight in the Swiss Franc and the euro while maintaining an overweight in the US dollar. The Fund maintained a select set of small underweights and overweights within emerging market and “commodity” currencies. Examples include overweights in the Peruvian nuevo sol, Thai baht, and Indian rupee, while taking underweights in the Chinese yuan, Hungarian forint, and South Africa rand.

•

In investment-grade corporates, PGIM Fixed Income continues to favor higher-quality financials and electric utilities over industrials that are subject to event risk. Within industrials, the Fund is focusing on select issuers where an “event” has passed as higher-quality corporates continue to lever up and merger-and-acquisition (M&A) activity remains a concern.

•

A combination of solid fundamentals (strong earnings and low defaults) and favorable technicals (limited net supply and persistent institutional demand from Asia) has led PGIM Fixed Income to have a modestly positive view on US high yield in the near term. However, concerns over current valuations, risk appetite on recent lower-quality M&A transactions that is reminiscent of 2007, as well as broader concerns about trade wars and the timing of the next recession have prompted PGIM Fixed Income to take a cautious view longer term.

•

Within commercial mortgage-backed securities (CMBS), PGIM Fixed Income continues to find value in high-quality securities of new-issue conduit deals. In ABS, the Fund has maintained a fundamentally driven, up-in-quality focus, favoring select securitizations from originators of unsecured consumer, subprime auto, and private refinance student loans that practice strong underwriting and display robust structural features.

•	The Fund has a very small allocation to government-related sectors, including Treasuries and agencies, as PGIM Fixed Income finds more compelling value in the aforementioned sectors.

14	Visit our website at pgiminvestments.com

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM International Bond Fund	15

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM International Bond Fund		Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$985.80	0.99%	$4.96
	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04
Class C	Actual	$1,000.00	$981.90	1.74%	$8.69
	Hypothetical	$1,000.00	$1,016.43	1.74%	$8.84
Class Z	Actual	$1,000.00	$987.00	0.74%	$3.71
	Hypothetical	$1,000.00	$1,021.48	0.74%	$3.77
Class R6**	Actual	$1,000.00	$987.00	0.74%	$3.71
	Hypothetical	$1,000.00	$1,021.48	0.74%	$3.77

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2018, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

16	Visit our website at pgiminvestments.com

Schedule of Investments

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
LONG-TERM INVESTMENTS 87.0%

ASSET-BACKED SECURITIES 10.0%

Cayman Islands 0.9%
Silver Creek CLO Ltd., Series 2014-01A, Class AR, 144A, 3 Month LIBOR + 1.240%	3.709	%(c)	07/20/30		250	$250,347

Ireland 3.1%
Carlyle Global Markets Strategies Euro CLO Ltd., Series 2014-02A, Class A2BR, 144A	2.250		08/15/27	EUR	750	849,491

Netherlands 5.2%
Babson Euro CLO BV, Series 2015-01A, Class A2R, 144A	1.100		10/25/29	EUR	250	282,730
Jubilee CLO BV, Series 2017-19A, Class A1, 144A, 3 Month EURIBOR + 0.800%	0.800	(c)	07/15/30	EUR	250	280,976
North Westerly CLO BV, Series IV-A, Class A2R, 144A	1.250		01/15/26	EUR	249	281,941
St Paul’s CLO DAC, Series 7A, Class B2R, 144A	2.400		04/30/30	EUR	500	570,011

						1,415,658

United States 0.8%
OneMain Direct Auto Receivables Trust, Series 2017-01A, Class C, 144A	3.910		08/16/21		100	100,320
PNMAC GMSR Issuer Trust, Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650%	4.931	(c)	08/25/25		100	100,699

						201,019

TOTAL ASSET-BACKED SECURITIES (cost $2,713,254)						2,716,515

CORPORATE BONDS 22.6%

Australia 0.4%
Transurban Finance Co. Pty Ltd., Sr. Sec’d. Notes, EMTN	2.000		08/28/25	EUR	100	117,760

See Notes to Financial Statements.

PGIM International Bond Fund	17

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

China 1.3%
CNAC HK Finbridge Co. Ltd., Gtd. Notes	1.750%	06/14/22	EUR	100	$112,641
State Grid Europe Development PLC, Gtd. Notes, Ser. A	1.500	01/26/22	EUR	200	232,135

					344,776

Germany 2.7%
Allianz SE, Sub. Notes	5.625	10/17/42	EUR	200	262,780
Commerzbank AG, Sub. Notes, EMTN	7.750	03/16/21	EUR	100	131,387
IHO Verwaltungs GmbH, Sr. Sec’d. Notes, Cash coupon 3.750% or PIK 4.500%	3.750	09/15/26	EUR	100	112,279
Nidda Healthcare Holding GmbH, Sr. Sec’d. Notes, 144A	3.500	09/30/24	EUR	100	111,565
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Sr. Sec’d. Notes	4.000	01/15/25	EUR	100	118,757

					736,768

Ireland 0.4%
Smurfit Kappa Acquisitions, Gtd. Notes	2.750	02/01/25	EUR	100	117,456

Italy 0.9%
Assicurazioni Generali SpA, Sub. Notes, EMTN	5.500	10/27/47	EUR	100	117,548
Telecom Italia SpA, Sr. Unsec’d. Notes, EMTN	3.250	01/16/23	EUR	100	116,296

					233,844

Kazakhstan 0.2%
Kazakhstan Temir Zholy National Co. JSC, Gtd. Notes	3.638	06/20/22	CHF	50	51,637

Mexico 1.6%
Petroleos Mexicanos, Gtd. Notes	3.625	11/24/25	EUR	400	437,200

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Netherlands 1.4%
Nederlandse Waterschapsbank NV, Sr. Unsec’d. Notes, EMTN	5.200%	03/31/25	CAD	200	$168,497
UPCB Finance IV Ltd., Sr. Sec’d. Notes	4.000	01/15/27	EUR	90	105,469
Ziggo BV, Sr. Sec’d. Notes	3.750	01/15/25	EUR	100	113,112

					387,078

Russia 0.4%
Gazprom OAO Via Gaz Capital SA, Sr. Unsec’d. Notes, EMTN	3.389	03/20/20	EUR	100	117,325

Spain 0.5%
Merlin Properties Socimi SA, Sr. Unsec’d. Notes, EMTN	2.375	05/23/22	EUR	100	118,606

Supranational Bank 0.5%
European Bank for Reconstruction & Development, Sr. Unsec’d. Notes, GMTN	6.450	12/13/22	IDR	408,000	24,763
European Investment Bank, Sr. Unsec’d. Notes, EMTN	0.500	10/26/23	AUD	160	100,625

					125,388

United Kingdom 4.2%
B&M European Value Retail SA, Sr. Sec’d. Notes, 144A, MTN	4.125	02/01/22	GBP	100	127,903
Barclays PLC, Sub. Notes, EMTN	2.000	02/07/28	EUR	100	108,020
CPUK Finance Ltd., Sec’d. Notes, 144A	4.250	02/28/47	GBP	100	128,295
EI Group PLC, First Mortgage	6.375	02/15/22	GBP	100	132,011
FCE Bank PLC, Sr. Unsec’d. Notes, EMTN	1.615	05/11/23	EUR	150	167,161
Royal Bank of Scotland Group PLC, Sr. Unsec’d. Notes, EMTN	2.000	03/08/23	EUR	100	115,637
Tesco PLC, Sr. Unsec’d. Notes, EMTN	5.000	03/24/23	GBP	80	113,261

See Notes to Financial Statements.

PGIM International Bond Fund	19

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

United Kingdom (cont’d.)
Virgin Media Secured Finance PLC, Sr. Sec’d. Notes	5.500%	01/15/25	GBP	90	$117,253
William Hill PLC, Gtd. Notes	4.875	09/07/23	GBP	100	131,974

					1,141,515

United States 8.1%
Adient Global Holdings Ltd., Gtd. Notes	3.500	08/15/24	EUR	100	99,180
American International Group, Inc., Sr. Unsec’d. Notes	1.875	06/21/27	EUR	100	112,198
Ball Corp., Gtd. Notes	4.375	12/15/23	EUR	100	126,263
Becton, Dickinson and Co., Sr. Unsec’d. Notes	0.368	06/06/19	EUR	100	113,491
Belden, Inc., Gtd. Notes	4.125	10/15/26	EUR	100	116,851
Catalent Pharma Solutions, Inc., Gtd. Notes	4.750	12/15/24	EUR	100	118,358
Chubb INA Holdings, Inc., Gtd. Notes	1.550	03/15/28	EUR	100	112,677
Discovery Communications LLC, Gtd. Notes	2.500	09/20/24	GBP	100	125,334
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	1.100	07/15/24	EUR	100	112,515
International Game Technology PLC, Sr. Sec’d. Notes	4.750	02/15/23	EUR	100	120,935
IQVIA, Inc., Gtd. Notes	3.500	10/15/24	EUR	100	116,272
Kraft Heinz Foods Co., Gtd. Notes	2.250	05/25/28	EUR	100	112,982
LKQ Italia Bondco SpA, Gtd. Notes	3.875	04/01/24	EUR	100	117,615
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	1.000	12/02/22	EUR	100	114,654
PerkinElmer, Inc., Sr. Unsec’d. Notes	0.600	04/09/21	EUR	100	113,985
Spectrum Brands, Inc., Gtd. Notes	4.000	10/01/26	EUR	100	113,822
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	1.400	01/23/26	EUR	100	112,707

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

United States (cont’d.)
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes	1.414%		12/13/22	EUR	100	$115,441
Sr. Unsec’d. Notes	2.425		12/13/26	EUR	100	116,715

						2,191,995

TOTAL CORPORATE BONDS (cost $6,005,708)						6,121,348

RESIDENTIAL MORTGAGE-BACKED SECURITIES 3.6%

Bermuda 0.6%
Bellemeade Re Ltd., Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600%	3.881	(c)	04/25/28		167	167,871

United Kingdom 2.4%
Alba PLC, Series 2007-01, Class B, 3 Month GBP LIBOR + 0.240%	1.037	(c)	03/17/39	GBP	80	94,897
Newgate Funding PLC,
Series 2006-02, Class M, 3 Month GBP LIBOR + 0.220%	1.019	(c)	12/01/50	GBP	147	176,904
Series 2007-02X, Class A3, 3 Month GBP LIBOR + 0.160%	0.957	(c)	12/15/50	GBP	100	117,204
Paragon Mortgages PLC,
Series 10X, Class B1A, 3 Month GBP LIBOR + 0.540%	1.337	(c)	06/15/41	GBP	103	126,994
Series 12X, Class B1A, 3 Month GBP LIBOR + 0.480%	1.282	(c)	11/15/38	GBP	97	119,486

						635,485

See Notes to Financial Statements.

PGIM International Bond Fund	21

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

United States 0.6%
CIM Trust, Series 2017-03, Class A1, 144A, 1 Month LIBOR + 2.000%	4.256	%(c)	01/25/57		71	$72,005
LSTAR Securities Investment Trust, Series 2018-02, Class A1, 144A, 1 Month LIBOR + 1.500%	3.756	(c)	04/01/23		96	96,678

						168,683

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $963,640)						972,039

SOVEREIGN BONDS 50.6%

Argentina 2.3%
Argentine Republic Government International Bond,
Sr. Unsec’d. Notes	5.250		01/15/28	EUR	100	86,930
Sr. Unsec’d. Notes	7.820		12/31/33	EUR	275	281,502
Sr. Unsec’d. Notes	7.820		12/31/33	EUR	69	70,139
Unsec’d. Notes	5.000		01/15/27	EUR	100	87,223
Provincia de Buenos Aires, Sr. Unsec’d. Notes	5.375		01/20/23	EUR	100	92,822

						618,616

Belgium 2.9%
Kingdom of Belgium Government Bond, Unsec’d. Notes	4.000		03/28/22	EUR	600	779,662

Brazil 1.3%
Brazil Letras do Tesouro Nacional, Bills	10.424	(s)	01/01/22	BRL	50	10,283
Brazilian Government International Bond, Sr. Unsec’d. Notes	2.875		04/01/21	EUR	300	351,421

						361,704

Bulgaria 0.5%
Bulgaria Government International Bond, Unsec’d. Notes, GMTN	3.125		03/26/35	EUR	115	138,069

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)

Canada 0.7%
Province of British Columbia, Unsec’d. Notes	7.875%		11/30/23	CAD	200	$184,703

Colombia 1.9%
Colombia Government International Bond, Sr. Unsec’d. Notes, EMTN	3.875		03/22/26	EUR	400	509,690

Croatia 0.8%
Croatia Government International Bond, Sr. Unsec’d. Notes	2.700		06/15/28	EUR	200	227,480

Cyprus 2.3%
Cyprus Government International Bond, Sr. Unsec’d. Notes, EMTN	3.750		07/26/23	EUR	500	627,809

France 2.0%
French Republic Government Bond OAT, Bonds	2.750		10/25/27	EUR	400	539,320

Greece 3.8%
Hellenic Republic Government Bond,
Bonds	0.000	(cc)	10/15/42	EUR	6,000	20,388
Bonds	3.000	(cc)	02/24/23	EUR	50	56,129
Bonds	3.000	(cc)	02/24/24	EUR	75	83,594
Bonds	3.000	(cc)	02/24/25	EUR	85	93,103
Bonds	3.000	(cc)	02/24/26	EUR	95	103,830
Bonds	3.000	(cc)	02/24/27	EUR	195	210,463
Bonds	3.000	(cc)	02/24/28	EUR	60	63,967
Bonds	3.000	(cc)	02/24/29	EUR	50	52,682
Bonds	3.000	(cc)	02/24/31	EUR	140	143,447
Bonds	4.200		01/30/42	EUR	140	137,639
Hellenic Republic Government International Bond, Sr. Unsec’d. Notes	5.200		07/17/34	EUR	60	67,768

						1,033,010

Indonesia 1.5%
Indonesia Government International Bond,
Sr. Unsec’d. Notes, 144A, MTN	2.150		07/18/24	EUR	140	158,764
Sr. Unsec’d. Notes, EMTN	3.750		06/14/28	EUR	200	244,150

						402,914

See Notes to Financial Statements.

PGIM International Bond Fund	23

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)

Ireland 0.7%
Ireland Government Bond, Bonds	2.400%	05/15/30	EUR	150	$192,385

Israel 0.4%
Israel Government International Bond, Sr. Unsec’d. Notes, EMTN	1.500	01/18/27	EUR	100	114,741

Italy 7.5%
Italy Buoni Poliennali del Tesoro,
Bonds	2.050	08/01/27	EUR	140	144,398
Bonds	3.750	09/01/24	EUR	640	757,344
Sr. Unsec’d. Notes, 144A	4.750	09/01/28	EUR	455	575,701
Unsec’d. Notes	4.500	03/01/26	EUR	455	562,959

					2,040,402

Japan 0.2%
Japan Government Twenty Year Bond, Sr. Unsec’d. Notes	0.500	06/20/38	JPY	8,000	69,077

Lithuania 0.8%
Lithuania Government International Bond, Sr. Unsec’d. Notes	6.125	03/09/21		200	211,705

Mexico 0.8%
Mexico Government International Bond, Sr. Unsec’d. Notes, GMTN	1.625	03/06/24	EUR	185	210,294

Peru 1.0%
Peruvian Government International Bond, Sr. Unsec’d. Notes	3.750	03/01/30	EUR	200	268,036

Portugal 3.4%
Portugal Obrigacoes do Tesouro OT,
Sr. Unsec’d. Notes, 144A	3.875	02/15/30	EUR	560	744,265
Sr. Unsec’d. Notes, 144A	4.100	04/15/37	EUR	130	177,874

					922,139

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)

Romania 0.8%
Romanian Government International Bond,
Sr. Unsec’d. Notes, 144A, MTN	2.500%	02/08/30	EUR	100	$106,129
Sr. Unsec’d. Notes, EMTN	3.875	10/29/35	EUR	100	112,301

					218,430

Senegal 0.4%
Senegal Government International Bond,
Sr. Unsec’d. Notes, 144A	4.750	03/13/28	EUR	100	105,574

South Korea 1.3%
Export-Import Bank of Korea,
Sr. Unsec’d. Notes, EMTN	2.000	04/30/20	EUR	100	116,694
Sr. Unsec’d. Notes, EMTN^	4.460	09/26/19	NZD	200	132,180
Sr. Unsec’d. Notes, MTN	3.500	07/28/21	NZD	150	98,753

					347,627

Spain 7.4%
Instituto de Credito Oficial,
Gov’t. Gtd. Notes, EMTN	5.000	03/31/20	CAD	160	124,835
Gov’t. Gtd. Notes, GMTN	0.963	09/22/22	SEK	1,000	109,548
Spain Government Bond,
Bonds, 144A	5.150	10/31/28	EUR	120	180,952
Sr. Unsec’d. Notes, 144A	1.400	04/30/28	EUR	70	78,671
Sr. Unsec’d. Notes, 144A	1.450	10/31/27	EUR	265	300,697
Sr. Unsec’d. Notes, 144A	4.650	07/30/25	EUR	870	1,220,276

					2,014,979

Turkey 0.7%
Turkey Government Bond, Bonds	8.000	03/12/25	TRY	100	11,271
Turkey Government International Bond, Sr. Unsec’d. Notes	4.125	04/11/23	EUR	155	173,728

					184,999

See Notes to Financial Statements.

PGIM International Bond Fund	25

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)

United Kingdom 5.2%
United Kingdom Gilt, Bonds(k)	4.250%	03/07/36	GBP	800	$1,404,435

TOTAL SOVEREIGN BONDS (cost $13,704,373)					13,727,800

U.S. GOVERNMENT AGENCY OBLIGATION 0.0%
Indonesia Government USAID Bond Gov’t. Gtd. Notes (cost $16,381)	8.900	06/01/21		15	16,414

U.S. TREASURY OBLIGATION 0.2%
U.S. Treasury Notes (cost $59,850)	2.875	10/31/23		60	59,688

TOTAL LONG-TERM INVESTMENTS (cost $23,463,206)					23,613,804

			Shares

SHORT-TERM INVESTMENTS 9.1%

AFFILIATED MUTUAL FUND 8.7%
PGIM Core Ultra Short Bond Fund (cost $2,346,703)(w)				2,346,703	2,346,703

OPTIONS PURCHASED*~ 0.4% (cost $40,518)					109,677

TOTAL SHORT-TERM INVESTMENTS (cost $2,387,221)					2,456,380

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 96.1% (cost $25,850,427)					26,070,184

OPTIONS WRITTEN*~ (0.4)% (premiums received $34,624)					(102,843)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 95.7% (cost $25,815,803)					25,967,341
Other assets in excess of liabilities(z) 4.3%					1,162,070

NET ASSETS 100.0%					$27,129,411

See Notes to Financial Statements.

26

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

A—Annual payment frequency for swaps

BBR—New Zealand Bank Bill Rate

BBSW—Australian Bank Bill Swap Reference Rate

BIBOR—Bangkok Interbank Offered Rate

BROIS—Brazil Overnight Index Swap

BUBOR—Budapest Interbank Offered Rate

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

CLOIS—Sinacofi Chile Interbank Rate Average

CMBX—Commercial Mortgage-Backed Index

CMS—Constant Maturity Swap

COOIS—Colombia Overnight Interbank Reference Rate

EIBOR—Emirates Interbank Offered Rate

EMTN—Euro Medium Term Note

EONIA—Euro Overnight Index Average

EURIBOR—Euro Interbank Offered Rate

GMTN—Global Medium Term Note

iTraxx—International Credit Derivative Index

JIBAR—Johannesburg Interbank Agreed Rate

KWCDC—Korean Won Certificate of Deposit

LIBOR—London Interbank Offered Rate

M—Monthly payment frequency for swaps

MIBOR—Mumbai Interbank Offered Rate

MTN—Medium Term Note

NIBOR—Norwegian Interbank Offered Rate

OAT—Obligations Assimilables du Tresor

OTC—Over-the-counter

PIK—Payment-in-Kind

PRIBOR—Prague Interbank Offered Rate

Q—Quarterly payment frequency for swaps

S—Semiannual payment frequency for swaps

SAIBOR—Saudi Arabian Interbank Offered Rate

SIBOR—Singapore Interbank Offered Rate

STIBOR—Stockholm Interbank Offered Rate

T—Swap payment upon termination

TELBOR—Tel Aviv Interbank Offered Rate

USAID—United States Agency for International Development

USOIS—United States Overnight Index Swap

WIBOR—Warsaw Interbank Offered Rate

AED—United Arab Emirates Dirham

ARS—Argentine Peso

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

See Notes to Financial Statements.

PGIM International Bond Fund	27

Schedule of Investments (continued)

as of October 31, 2018

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SAR—Saudi Arabian Riyal

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—US Dollar

ZAR—South African Rand

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $130,758 and 0.5% of net assets.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2018.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	355	$333
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	345	324
2- Year 10 CMS Curve CAP	Call	Bank of America	08/16/21	0.15%	—	860	793
2- Year 10 CMS Curve CAP	Call	Bank of America	08/20/21	0.15%	—	1,710	4,909
2- Year 10 CMS Curve CAP	Call	Bank of America	09/13/21	0.14%	—	1,700	1,830

See Notes to Financial Statements.

28

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option EUR vs TRY	Call	Citibank NA	04/26/19	6.00	—	EUR	500	$94,912
Currency Option USD vs BRL	Call	JPMorgan Chase	04/26/19	5.00	—		500	1,107

Total OTC Traded (cost $38,241)								$104,208

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
CDX.NA.HY.31.V1, 12/20/23	Call	Deutsche Bank AG	03/20/19	$107.50	5.00%(Q)	CDX.NA.HY. 31.V1(Q)		195	$183
CDX.NA.HY.31.V1, 12/20/23	Call	Bank of America	03/20/19	$107.50	5.00%(Q)	CDX.NA.HY. 31.V1(Q)		205	192
CDX.NA.HY.31.V1, 12/20/23	Call	Bank of America	03/20/19	$106.50	5.00%(Q)	CDX.NA.HY. 31.V1(Q)		180	407
iTraxx.XO.29.V1, 06/20/23	Call	BNP Paribas	12/19/18	275.00	5.00%(Q)	iTraxx.XO. 29.V1(Q)	EUR	450	808
10- Year Interest Rate Swap, 11/19/37	Put	Morgan Stanley	11/17/27	1.25%	6 Month JPY LIBOR(S)	1.25%(S)	JPY	15,000	3,879

Total OTC Swaptions (cost $2,277)									$5,469

Total Options Purchased (cost $40,518)									$109,677

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option EUR vs TRY	Call	BNP Paribas	04/26/19	6.00	—	EUR	500	$(94,913)
Currency Option USD vs BRL	Call	Hong Kong & Shanghai Bank	04/26/19	5.00	—		500	(1,107)
Lebanese Republic, 8.25%, 04/12/21^	Put	Deutsche Bank AG	04/08/19	$66.00	—		80	(93)

Total OTC Traded (premiums received $28,007)								$(96,113)

See Notes to Financial Statements.

PGIM International Bond Fund	29

Schedule of Investments (continued)

as of October 31, 2018

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
10- Year Interest Rate Swap, 11/19/37	Put	Morgan Stanley	11/17/27	1.25%	1.25%(S)	6 Month JPY LIBOR(S)	JPY	15,000	$(3,879)
CDX.NA.HY.31.V1, 12/20/23	Put	Deutsche Bank AG	03/20/19	$98.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)		195	(1,173)
CDX.NA.HY.31.V1, 12/20/23	Put	Bank of America	03/20/19	$98.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)		205	(1,234)
iTraxx.XO.29.V1, 06/20/23	Put	BNP Paribas	12/19/18	400.00	5.00%(Q)	iTraxx.XO. 29.V1(Q) EUR 450			(444)

Total OTC Swaptions (premiums received $6,617)									$(6,730)

Total Options Written (premiums received $34,624)									$(102,843)

Futures contracts outstanding at October 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
4	90 Day Euro Dollar	Dec. 2020	$967,950	$(2,575)
89	5 Year U.S. Treasury Notes	Dec. 2018	10,002,070	(71,875)
4	10 Year U.K. Gilt	Dec. 2018	625,858	588
71	10 Year U.S. Treasury Notes	Dec. 2018	8,409,063	(58,133)
2	30 Year Euro Buxl	Dec. 2018	400,730	(498)
6	30 Year U.S. Ultra Treasury Bonds	Dec. 2018	895,313	(42,767)

				(175,260)

Short Positions:
4	90 Day Euro Dollar	Dec. 2021	968,300	1,950
28	2 Year U.S. Treasury Notes	Dec. 2018	5,898,375	6,662
27	5 Year Euro-Bobl	Dec. 2018	4,019,617	(736)
20	10 Year Euro-Bund	Dec. 2018	3,630,350	7,011
1	20 Year U.S. Treasury Bonds	Dec. 2018	138,125	—
45	Euro Schatz. DUA Index	Dec. 2018	5,707,251	(1,784)

				13,103

				$(162,157)

See Notes to Financial Statements.

30

Forward foreign currency exchange contracts outstanding at October 31, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Argentine Peso,
Expiring 11/30/18	BNP Paribas	ARS	470	$12,301	$12,614	$313	$—
Expiring 11/30/18	BNP Paribas	ARS	468	12,274	12,554	280	—
Australian Dollar,
Expiring 01/18/19	Toronto Dominion	AUD	143	102,000	101,427	—	(573)
Expiring 01/18/19	Toronto Dominion	AUD	98	70,000	69,489	—	(511)
Brazilian Real,
Expiring 02/25/19	Citibank NA	BRL	429	126,998	114,133	—	(12,865)
Expiring 04/30/19	JPMorgan Chase	BRL	98	28,206	25,953	—	(2,253)
Expiring 04/30/19	JPMorgan Chase	BRL	95	28,000	25,222	—	(2,778)
British Pound,
Expiring 01/25/19	Toronto Dominion	GBP	55	71,000	70,868	—	(132)
Canadian Dollar,
Expiring 01/18/19	Citibank NA	CAD	161	123,900	122,787	—	(1,113)
Expiring 01/18/19	Goldman Sachs International	CAD	151	115,400	114,856	—	(544)
Expiring 01/18/19	Toronto Dominion	CAD	130	99,000	98,619	—	(381)
Expiring 01/18/19	Toronto Dominion	CAD	120	92,000	91,573	—	(427)
Chilean Peso,
Expiring 12/19/18	JPMorgan Chase	CLP	63,610	95,250	91,463	—	(3,787)
Colombian Peso,
Expiring 12/14/18	Citibank NA	COP	203,598	64,450	63,117	—	(1,333)
Expiring 12/14/18	JPMorgan Chase	COP	200,389	62,634	62,122	—	(512)
Czech Koruna,
Expiring 01/25/19	UBS AG	CZK	2,054	92,000	90,441	—	(1,559)
Euro,
Expiring 01/25/19	Deutsche Bank AG	EUR	44	51,090	50,829	—	(261)
Expiring 02/25/19	Citibank NA	EUR	25	29,615	28,629	—	(986)
Expiring 04/30/19	Citibank NA	EUR	23	29,590	26,485	—	(3,105)
Indian Rupee,
Expiring 01/11/19	Goldman Sachs International	INR	7,042	94,011	94,413	402	—
Expiring 01/11/19	Goldman Sachs International	INR	6,732	90,375	90,259	—	(116)
Expiring 01/11/19	JPMorgan Chase	INR	26,212	351,882	351,406	—	(476)
Expiring 01/11/19	JPMorgan Chase	INR	21,127	280,853	283,240	2,387	—
Indonesian Rupiah,
Expiring 12/19/18	Barclays Bank PLC	IDR	4,821,132	316,237	315,016	—	(1,221)
Expiring 12/19/18	Barclays Bank PLC	IDR	3,404,961	224,958	222,483	—	(2,475)
Expiring 12/19/18	Barclays Bank PLC	IDR	1,532,200	100,000	100,115	115	—
Expiring 12/19/18	JPMorgan Chase	IDR	2,805,245	184,749	183,297	—	(1,452)
Expiring 12/19/18	JPMorgan Chase	IDR	640,689	41,999	41,863	—	(136)

See Notes to Financial Statements.

PGIM International Bond Fund	31

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Israeli Shekel,
Expiring 01/28/19	Barclays Bank PLC	ILS	140	$37,900	$37,895	$—	$(5)
Japanese Yen,
Expiring 01/25/19	Toronto Dominion	JPY	8,394	75,000	74,978	—	(22)
Expiring 01/25/19	UBS AG	JPY	1,033	9,255	9,231	—	(24)
Malaysian Ringgit,
Expiring 12/05/18	Barclays Bank PLC	MYR	384	92,921	91,810	—	(1,111)
Mexican Peso,
Expiring 01/29/19	UBS AG	MXN	2,075	105,000	100,633	—	(4,367)
Expiring 01/29/19	UBS AG	MXN	1,879	95,000	91,111	—	(3,889)
New Taiwanese Dollar,
Expiring 01/11/19	Citibank NA	TWD	2,365	77,000	76,886	—	(114)
Expiring 01/11/19	JPMorgan Chase	TWD	2,488	81,000	80,893	—	(107)
Expiring 01/11/19	JPMorgan Chase	TWD	2,412	78,000	78,427	427	—
Expiring 01/11/19	Morgan Stanley	TWD	2,967	96,000	96,472	472	—
New Zealand Dollar,
Expiring 01/18/19	Toronto Dominion	NZD	127	84,000	83,108	—	(892)
Expiring 01/18/19	UBS AG	NZD	119	78,000	77,528	—	(472)
Norwegian Krone,
Expiring 01/25/19	Bank of America	NOK	1,318	160,403	157,023	—	(3,380)
Peruvian Nuevo Sol,
Expiring 12/19/18	Barclays Bank PLC	PEN	126	37,800	37,376	—	(424)
Expiring 12/19/18	BNP Paribas	PEN	1,048	316,801	310,186	—	(6,615)
Expiring 12/19/18	Citibank NA	PEN	601	180,497	177,904	—	(2,593)
Expiring 12/19/18	JPMorgan Chase	PEN	308	92,670	91,053	—	(1,617)
Expiring 12/19/18	JPMorgan Chase	PEN	306	92,462	90,715	—	(1,747)
Expiring 12/19/18	UBS AG	PEN	244	73,000	72,243	—	(757)
Philippine Peso,
Expiring 12/14/18	Barclays Bank PLC	PHP	5,351	98,000	99,711	1,711	—
Expiring 12/14/18	Barclays Bank PLC	PHP	4,145	76,000	77,238	1,238	—
Expiring 12/14/18	Barclays Bank PLC	PHP	3,767	69,000	70,188	1,188	—
Expiring 12/14/18	Barclays Bank PLC	PHP	3,757	69,000	70,015	1,015	—
Expiring 12/14/18	Citibank NA	PHP	3,957	73,000	73,727	727	—
Expiring 12/14/18	JPMorgan Chase	PHP	4,888	90,000	91,081	1,081	—
Expiring 12/14/18	JPMorgan Chase	PHP	3,942	73,000	73,455	455	—
Expiring 12/14/18	JPMorgan Chase	PHP	2,025	37,900	37,729	—	(171)
Expiring 12/14/18	Morgan Stanley	PHP	7,061	130,000	131,566	1,566	—
Expiring 12/14/18	Morgan Stanley	PHP	6,863	126,000	127,888	1,888	—
Expiring 12/14/18	Morgan Stanley	PHP	4,934	90,000	91,936	1,936	—
Russian Ruble,
Expiring 12/19/18	Barclays Bank PLC	RUB	5,868	89,000	88,525	—	(475)
Expiring 12/19/18	Barclays Bank PLC	RUB	4,834	72,000	72,929	929	—

See Notes to Financial Statements.

32

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Singapore Dollar,
Expiring 11/09/18	Citibank NA	SGD	126	$92,000	$90,709	$—	$(1,291)
Expiring 11/09/18	Deutsche Bank AG	SGD	207	151,000	149,367	—	(1,633)
Expiring 11/09/18	JPMorgan Chase	SGD	110	81,000	79,590	—	(1,410)
Expiring 11/09/18	UBS AG	SGD	138	101,000	99,476	—	(1,524)
Expiring 11/09/18	UBS AG	SGD	128	94,000	92,663	—	(1,337)
South African Rand,
Expiring 12/07/18	Deutsche Bank AG	ZAR	1,234	84,000	83,260	—	(740)
Expiring 12/07/18	UBS AG	ZAR	1,222	85,000	82,421	—	(2,579)
Expiring 12/07/18	UBS AG	ZAR	1,110	77,000	74,872	—	(2,128)
South Korean Won,
Expiring 01/16/19	JPMorgan Chase	KRW	109,895	97,399	96,706	—	(693)
Swiss Franc,
Expiring 01/25/19	Toronto Dominion	CHF	72	73,000	72,125	—	(875)
Thai Baht,
Expiring 11/09/18	Citibank NA	THB	4,058	124,000	122,434	—	(1,566)
Expiring 11/09/18	Citibank NA	THB	3,964	122,780	119,592	—	(3,188)
Expiring 11/09/18	Citibank NA	THB	3,730	115,000	112,547	—	(2,453)
Expiring 11/09/18	Citibank NA	THB	3,598	110,000	108,556	—	(1,444)
Expiring 11/09/18	Citibank NA	THB	3,069	95,000	92,608	—	(2,392)
Expiring 11/09/18	Citibank NA	THB	3,004	91,000	90,649	—	(351)
Expiring 11/09/18	Citibank NA	THB	2,217	68,000	66,896	—	(1,104)
Turkish Lira,
Expiring 12/07/18	Barclays Bank PLC	TRY	485	84,000	84,752	752	—
Expiring 12/07/18	JPMorgan Chase	TRY	383	61,271	66,947	5,676	—
Expiring 12/07/18	Morgan Stanley	TRY	452	70,000	78,960	8,960	—
Expiring 12/07/18	Toronto Dominion	TRY	484	76,000	84,542	8,542	—

				$7,898,831	$7,846,405	42,060	(94,486)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/18/19	Bank of America	AUD	86	$61,235	$61,290	$—	$(55)
Expiring 01/18/19	Morgan Stanley	AUD	119	84,000	84,048	—	(48)
Expiring 01/18/19	Toronto Dominion	AUD	308	219,322	218,445	877	—
Brazilian Real,
Expiring 12/04/18	Goldman Sachs International	BRL	376	92,670	100,809	—	(8,139)

See Notes to Financial Statements.

PGIM International Bond Fund	33

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real (cont’d.),
Expiring 12/04/18	Goldman Sachs International	BRL	157	$42,114	$41,959	$155	$—
Expiring 12/04/18	JPMorgan Chase	BRL	224	60,094	60,114	—	(20)
Expiring 02/25/19	Citibank NA	BRL	116	29,520	30,862	—	(1,342)
Expiring 04/30/19	Hong Kong & Shanghai Bank	BRL	211	58,000	55,770	2,230	—
British Pound,
Expiring 12/19/18	Bank of America	GBP	2,798	3,627,745	3,586,278	41,467	—
Expiring 01/25/19	UBS AG	GBP	23	30,133	30,153	—	(20)
Canadian Dollar,
Expiring 01/18/19	Deutsche Bank AG	CAD	474	364,101	360,881	3,220	—
Expiring 01/18/19	Goldman Sachs International	CAD	159	122,166	120,660	1,506	—
Expiring 01/18/19	Toronto Dominion	CAD	104	80,000	78,997	1,003	—
Chilean Peso,
Expiring 12/19/18	BNP Paribas	CLP	300,830	447,117	432,555	14,562	—
Chinese Renminbi,
Expiring 01/28/19	Deutsche Bank AG	CNH	1,228	176,000	175,254	746	—
Expiring 01/28/19	Morgan Stanley	CNH	5,332	764,439	760,845	3,594	—
Colombian Peso,
Expiring 12/14/18	Barclays Bank PLC	COP	250,628	83,000	77,697	5,303	—
Expiring 12/14/18	Barclays Bank PLC	COP	228,629	76,000	70,877	5,123	—
Expiring 12/14/18	Citibank NA	COP	582,746	186,703	180,656	6,047	—
Czech Koruna,
Expiring 01/25/19	Citibank NA	CZK	6,311	280,490	277,821	2,669	—
Expiring 01/25/19	Deutsche Bank AG	CZK	6,311	282,171	277,821	4,350	—
Euro,
Expiring 12/19/18	UBS AG	EUR	16,374	18,727,129	18,631,151	95,978	—
Expiring 01/25/19	Morgan Stanley	EUR	100	114,857	114,206	651	—
Expiring 01/25/19	Toronto Dominion	EUR	70	80,000	79,583	417	—
Expiring 01/25/19	Toronto Dominion	EUR	62	71,000	71,018	—	(18)
Expiring 01/25/19	UBS AG	EUR	33	37,800	37,720	80	—
Expiring 01/25/19	UBS AG	EUR	13	15,262	15,264	—	(2)
Expiring 02/25/19	Citibank NA	EUR	100	126,865	114,515	12,350	—
Hungarian Forint,
Expiring 01/25/19	JPMorgan Chase	HUF	58,619	211,354	206,059	5,295	—
Expiring 01/25/19	Toronto Dominion	HUF	79,740	285,920	280,304	5,616	—
Expiring 01/25/19	Toronto Dominion	HUF	39,275	141,063	138,059	3,004	—
Expiring 01/25/19	UBS AG	HUF	22,641	80,000	79,588	412	—
Indian Rupee,
Expiring 01/11/19	JPMorgan Chase	INR	5,565	75,000	74,603	397	—
Expiring 01/11/19	JPMorgan Chase	INR	5,038	68,000	67,543	457	—

See Notes to Financial Statements.

34

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indian Rupee (cont’d.),
Expiring 01/11/19	JPMorgan Chase	INR	2,832	$37,900	$37,965	$—	$(65)
Indonesian Rupiah,
Expiring 12/19/18	Barclays Bank PLC	IDR	2,394,054	156,000	156,429	—	(429)
Expiring 12/19/18	Barclays Bank PLC	IDR	1,480,241	98,000	96,720	1,280	—
Expiring 12/19/18	Barclays Bank PLC	IDR	1,426,417	94,000	93,203	797	—
Expiring 12/19/18	JPMorgan Chase	IDR	1,801,987	119,000	117,743	1,257	—
Expiring 12/19/18	JPMorgan Chase	IDR	1,736,245	113,000	113,448	—	(448)
Expiring 12/19/18	JPMorgan Chase	IDR	1,702,252	113,000	111,226	1,774	—
Expiring 12/19/18	JPMorgan Chase	IDR	1,631,210	108,000	106,584	1,416	—
Expiring 12/19/18	JPMorgan Chase	IDR	1,625,223	107,000	106,193	807	—
Expiring 12/19/18	JPMorgan Chase	IDR	1,128,150	75,000	73,714	1,286	—
Expiring 12/19/18	JPMorgan Chase	IDR	847,741	55,975	55,392	583	—
Expiring 12/19/18	JPMorgan Chase	IDR	660,850	43,025	43,180	—	(155)
Expiring 12/19/18	JPMorgan Chase	IDR	201,984	13,372	13,198	174	—
Expiring 12/19/18	Morgan Stanley	IDR	929,690	61,305	60,747	558	—
Israeli Shekel,
Expiring 01/28/19	Citibank NA	ILS	871	237,763	235,832	1,931	—
Japanese Yen,
Expiring 01/25/19	UBS AG	JPY	4,035	36,017	36,041	—	(24)
Mexican Peso,
Expiring 12/19/18	JPMorgan Chase	MXN	1,606	84,000	78,426	5,574	—
Expiring 12/19/18	JPMorgan Chase	MXN	547	28,510	26,725	1,785	—
Expiring 12/19/18	UBS AG	MXN	4,321	228,115	210,956	17,159	—
Expiring 01/29/19	UBS AG	MXN	1,859	95,000	90,137	4,863	—
New Taiwanese Dollar,
Expiring 01/11/19	JPMorgan Chase	TWD	2,401	78,000	78,062	—	(62)
Expiring 01/11/19	UBS AG	TWD	4,532	148,935	147,358	1,577	—
New Zealand Dollar,
Expiring 01/18/19	Toronto Dominion	NZD	376	244,752	245,515	—	(763)
Expiring 01/18/19	Toronto Dominion	NZD	106	69,000	68,969	31	—
Peruvian Nuevo Sol,
Expiring 12/19/18	JPMorgan Chase	PEN	273	82,000	80,779	1,221	—
Expiring 12/19/18	Morgan Stanley	PEN	236	71,000	69,728	1,272	—
Philippine Peso,
Expiring 12/14/18	Barclays Bank PLC	PHP	4,000	73,800	74,535	—	(735)
Expiring 12/14/18	JPMorgan Chase	PHP	7,275	133,000	135,571	—	(2,571)
Expiring 12/14/18	JPMorgan Chase	PHP	3,838	71,000	71,521	—	(521)
Expiring 12/14/18	JPMorgan Chase	PHP	3,675	68,000	68,481	—	(481)
Expiring 12/14/18	JPMorgan Chase	PHP	3,557	66,200	66,286	—	(86)
Expiring 12/14/18	Morgan Stanley	PHP	6,028	110,437	112,329	—	(1,892)

See Notes to Financial Statements.

PGIM International Bond Fund	35

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Polish Zloty,
Expiring 01/25/19	Goldman Sachs International	PLN	1,814	$485,963	$473,943	$12,020	$—
Russian Ruble,
Expiring 12/19/18	JPMorgan Chase	RUB	9,341	139,049	140,915	—	(1,866)
Expiring 12/19/18	JPMorgan Chase	RUB	3,513	52,054	53,003	—	(949)
Singapore Dollar,
Expiring 11/09/18	Citibank NA	SGD	269	197,154	194,554	2,600	—
Expiring 11/09/18	Citibank NA	SGD	101	74,032	72,957	1,075	—
Expiring 11/09/18	Deutsche Bank AG	SGD	111	80,000	79,988	12	—
Expiring 11/09/18	Deutsche Bank AG	SGD	108	78,000	78,034	—	(34)
Expiring 11/09/18	JPMorgan Chase	SGD	149	109,000	107,849	1,151	—
Expiring 11/09/18	UBS AG	SGD	120	87,000	86,833	167	—
South African Rand,
Expiring 11/09/18	Citibank NA	ZAR	1,090	75,767	73,790	1,977	—
Expiring 12/07/18	Barclays Bank PLC	ZAR	2,297	150,205	154,974	—	(4,769)
Expiring 12/07/18	Barclays Bank PLC	ZAR	2,297	150,205	154,974	—	(4,769)
Expiring 12/07/18	Citibank NA	ZAR	877	61,436	59,168	2,268	—
Expiring 12/07/18	Citibank NA	ZAR	674	46,797	45,443	1,354	—
Expiring 12/07/18	Citibank NA	ZAR	424	29,198	28,594	604	—
Expiring 12/07/18	Citibank NA	ZAR	290	19,929	19,554	375	—
Expiring 12/07/18	Goldman Sachs International	ZAR	755	48,804	50,942	—	(2,138)
Expiring 12/07/18	JPMorgan Chase	ZAR	1,137	73,000	76,689	—	(3,689)
Expiring 12/07/18	JPMorgan Chase	ZAR	738	49,119	49,803	—	(684)
South Korean Won,
Expiring 01/16/19	Barclays Bank PLC	KRW	144,514	127,212	127,170	42	—
Expiring 01/16/19	Barclays Bank PLC	KRW	68,771	61,271	60,517	754	—
Expiring 01/16/19	JPMorgan Chase	KRW	102,362	90,000	90,076	—	(76)
Expiring 01/16/19	JPMorgan Chase	KRW	100,944	90,000	88,829	1,171	—
Expiring 01/16/19	Morgan Stanley	KRW	107,759	95,000	94,826	174	—
Swedish Krona,
Expiring 01/25/19	Goldman Sachs International	SEK	2,738	307,098	301,818	5,280	—
Swiss Franc,
Expiring 01/25/19	BNP Paribas	CHF	473	478,113	473,577	4,536	—
Expiring 01/25/19	Toronto Dominion	CHF	473	478,573	473,577	4,996	—
Expiring 01/25/19	Toronto Dominion	CHF	87	87,000	86,950	50	—
Thai Baht,
Expiring 11/09/18	Citibank NA	THB	2,597	78,000	78,347	—	(347)
Expiring 11/09/18	Citibank NA	THB	2,551	77,000	76,982	18	—
Turkish Lira,
Expiring 12/07/18	Citibank NA	TRY	83	12,316	14,564	—	(2,248)

See Notes to Financial Statements.

36

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Turkish Lira (cont’d.),
Expiring 12/07/18	JPMorgan Chase	TRY	298	$51,200	$52,065	$—	$(865)
Expiring 12/07/18	JPMorgan Chase	TRY	72	12,360	12,575	—	(215)
Expiring 04/30/19	BNP Paribas	TRY	108	24,932	17,395	7,537	—
Expiring 04/30/19	BNP Paribas	TRY	23	5,330	3,720	1,610	—
Expiring 04/30/19	Morgan Stanley	TRY	75	16,325	12,100	4,225	—

				$34,419,818	$34,143,493	316,850	(40,525)

						$358,910	$(135,011)

Cross currency exchange contracts outstanding at October 31, 2018:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:
01/25/19	Buy	CHF	80	EUR	70	$—	$(34)	Toronto Dominion
04/30/19	Buy	EUR	107	TRY	520	39,691	—	BNP Paribas
04/30/19	Buy	TRY	725	EUR	130	—	(33,158)	Citibank NA

						$39,691	$(33,192)

Credit default swap agreements outstanding at October 31, 2018:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1):
Assicurazioni Generali SpA	06/20/23	1.000%(Q)	EUR	100	$7,067	$6,597	$470	Barclays Bank PLC
Kingdom of Spain	06/20/23	1.000%(Q)		100	(2,146)	(2,474)	328	Bank of America
Republic of Argentina	03/20/19	5.000%(Q)		200	(2,852)	(1,119)	(1,733)	Hong Kong & Shanghai Bank
Republic of Italy	06/20/23	1.000%(Q)		230	5,096	3,309	1,787	Citibank NA
Republic of Italy	06/20/23	1.000%(Q)	EUR	210	12,026	3,023	9,003	Barclays Bank PLC
Republic of Italy	06/20/28	1.000%(Q)	EUR	105	13,594	6,523	7,071	Barclays Bank PLC
Republic of Turkey	06/20/19	1.000%(Q)		80	927	2,315	(1,388)	BNP Paribas
Republic of Turkey	06/20/19	1.000%(Q)		40	463	932	(469)	BNP Paribas

					$34,175	$19,106	$15,069

See Notes to Financial Statements.

PGIM International Bond Fund	37

Schedule of Investments (continued)

as of October 31, 2018

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
Arab Republic of Egypt	06/20/19	1.000%(Q)	70	1.882%	$(308)	$(209)	$(99)	Citibank NA
Generalitat de Cataluna	12/20/22	1.000%(Q)	110	2.520%	(5,936)	(16,415)	10,479	Citibank NA
Kingdom of Spain	06/20/23	1.000%(Q)	100	0.773%	1,085	1,515	(430)	Bank of America
Kingdom of Spain	06/20/23	1.000%(Q)	830	0.773%	9,001	8,739	262	Bank of America
Republic of Hungary	06/20/22	1.000%(Q)	450	0.580%	7,039	(2,888)	9,927	Citibank NA
Republic of Indonesia	06/20/23	1.000%(Q)	220	1.440%	(3,805)	(1,391)	(2,414)	Citibank NA
Republic of Ireland	06/20/27	1.000%(Q)	100	0.056%	3,392	2,524	868	Morgan Stanley
Republic of Italy	06/20/23	1.000%(Q)	350	2.605%	(22,099)	(19,820)	(2,279)	Bank of America
Republic of Italy	06/20/23	1.000%(Q)	230	2.605%	(14,522)	(12,007)	(2,515)	Citibank NA
Republic of Italy	06/20/23	1.000%(Q)	375	2.605%	(23,678)	(15,251)	(8,427)	Morgan Stanley
Republic of Kazakhstan	06/20/23	1.000%(Q)	115	0.688%	1,681	—	1,681	Citibank NA
Republic of Panama	06/20/22	1.000%(Q)	100	0.443%	2,039	852	1,187	Citibank NA
Republic of Portugal	06/20/23	1.000%(Q)	640	0.927%	2,723	(2,428)	5,151	Goldman Sachs International
Republic of Portugal	12/20/23	1.000%(Q)	100	0.993%	149	(57)	206	Morgan Stanley
Republic of Turkey	06/20/23	1.000%(Q)	40	3.775%	(4,311)	(5,231)	920	BNP Paribas
Republic of Turkey	06/20/23	1.000%(Q)	80	3.775%	(8,623)	(10,983)	2,360	BNP Paribas
Russian Federation	12/20/22	1.000%(Q)	50	1.272%	(460)	(125)	(335)	Citibank NA
Russian Federation	06/20/23	1.000%(Q)	60	1.380%	(892)	(1,176)	284	BNP Paribas
Russian Federation	06/20/23	1.000%(Q)	150	1.380%	(2,229)	(2,497)	268	Morgan Stanley
Russian Federation	06/20/23	1.000%(Q)	200	1.380%	(2,972)	(3,983)	1,011	Morgan Stanley
Russian Federation	12/20/26	1.000%(Q)	100	1.857%	(5,637)	(10,974)	5,337	Barclays Bank PLC

See Notes to Financial Statements.

38

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)(cont’d.):
State of Illinois	12/20/22	1.000%(Q)	100	1.562%	$(1,971)	$(4,071)	$2,100	Citibank NA
State of Illinois	12/20/24	1.000%(Q)	100	2.095%	(5,414)	(6,999)	1,585	Goldman Sachs International

					$(75,748)	$(102,875)	$27,127

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices—Buy Protection(1):
CDX.NA.IG.30.V1	06/20/28	1.000%(Q)		238	$716	$1,802	$1,086
CDX.NA.IG.31.V1	12/20/23	1.000%(Q)		2,000	(37,566)	(31,817)	5,749
iTraxx.EUR.28.V1	12/20/27	1.000%(Q)	EUR	204	(682)	573	1,255

					$(37,532)	$(29,442)	$8,090

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices—Sell Protection(2):
CDX.NA.HY.30.V1	06/20/23	5.000%(Q)	67	3.457%	$4,939	$4,412	$(527)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices—Sell Protection(2):
CDX.EM.27.V2	06/20/22	1.000%(Q)	485	1.611%	$(9,345)	$(20,957)	$11,612	Citibank NA
CMBX.NA.6.AA	05/11/63	1.500%(M)	200	*	1,687	(1,136)	2,823	JPMorgan Securities

					$(7,658)	$(22,093)	$14,435

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

See Notes to Financial Statements.

PGIM International Bond Fund	39

Schedule of Investments (continued)

as of October 31, 2018

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Forward rate agreements outstanding at October 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Forward Rate Agreements^:
275	07/16/19	2.180%(T)	CM MUNI 5 Year(1)(T)	$3,861	$—	$3,861	Citigroup Global Markets
275	07/16/19	3.145%(T)	CM MUNI 30 Year(2)(T)	(5,190)	—	(5,190)	Citigroup Global Markets

				$(1,329)	$—	$(1,329)

(1)	The Fund pays the fixed rate and receives the floating rate.

See Notes to Financial Statements.

40

(2)	The Fund pays the floating rate and receives the fixed rate.

Inflation swap agreements outstanding at October 31, 2018:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Inflation Swap Agreements:
EUR	90	08/15/22	1.240%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	$—	$(1,490)	$(1,490)
EUR	310	09/15/22	1.260%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(4,897)	(4,897)
EUR	325	03/15/23	1.345%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(2,964)	(2,964)
EUR	200	05/15/23	1.485%(T)	France CPI ex Tobacco Household(1)(T)	—	(595)	(595)
EUR	200	05/15/23	1.510%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(168)	(168)
EUR	45	08/15/27	1.415%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	785	785
EUR	150	09/15/27	1.438%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	2,317	2,317
EUR	160	03/15/28	1.512%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	1,042	1,042
GBP	20	08/15/42	3.520%(T)	U.K. Retail Price Index(2)(T)	—	(1,060)	(1,060)
GBP	15	08/15/47	3.469%(T)	U.K. Retail Price Index(1)(T)	—	1,227	1,227
GBP	5	10/15/47	3.535%(T)	U.K. Retail Price Index(2)(T)	—	(122)	(122)
GBP	5	10/15/57	3.418%(T)	U.K. Retail Price Index(1)(T)	—	332	332

					$—	$(5,593)	$(5,593)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at October 31, 2018:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
AUD	560	09/25/22	2.958%(S)	6 Month BBSW(2)(S)	$—	$3,359	$3,359
AUD	1,000	06/21/23	2.532%(S)	6 Month BBSW(1)(S)	(1,508)	(4,613)	(3,105)
AUD	150	05/09/32	3.140%(S)	6 Month BBSW(2)(S)	(4)	2,719	2,723
AUD	165	07/19/32	3.130%(S)	6 Month BBSW(2)(S)	(5)	2,555	2,560
BRL	657	01/02/25	9.475%(T)	1 Day BROIS(2)(T)	—	907	907
BRL	724	01/02/25	9.943%(T)	1 Day BROIS(2)(T)	—	9,348	9,348
BRL	305	01/02/25	11.080%(T)	1 Day BROIS(2)(T)	—	8,571	8,571
BRL	98	01/02/25	12.090%(T)	1 Day BROIS(2)(T)	—	4,291	4,291
BRL	196	01/04/27	12.040%(T)	1 Day BROIS(2)(T)	—	9,862	9,862

See Notes to Financial Statements.

PGIM International Bond Fund	41

Schedule of Investments (continued)

as of October 31, 2018

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CAD	3,500	12/22/18	1.178%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	$—	$(8,268)	$(8,268)
CAD	195	06/20/19	1.265%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	—	(1,275)	(1,275)
CAD	2,935	07/26/19	1.605%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	(2,306)	(15,064)	(12,758)
CAD	615	01/09/20	1.716%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	(667)	(4,686)	(4,019)
CAD	330	04/05/22	1.445%(S)	3 Month Canadian Banker’s Acceptance(1)(S)	3	10,890	10,887
CAD	110	05/30/37	2.240%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	(82)	(9,716)	(9,634)
CAD	50	01/09/38	2.720%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	—	(1,706)	(1,706)
CAD	150	05/30/47	2.240%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	(8,007)	(17,113)	(9,106)
CAD	40	01/09/48	2.640%(S)	3 Month Canadian Banker’s Acceptance(1)(S)	—	2,125	2,125
CHF	80	04/03/28	0.410%(A)	6 Month CHF LIBOR(2)(S)	—	(36)	(36)
CHF	40	04/03/33	0.687%(A)	6 Month CHF LIBOR(2)(S)	—	(354)	(354)
CHF	160	10/05/37	—(3)	—(3)	—	302	302
COP	559,000	07/27/28	6.200%(Q)	1 Day COOIS(2)(Q)	330	(3,954)	(4,284)
CZK	6,000	11/17/22	1.505%(A)	6 Month PRIBOR(2)(S)	(16)	(7,695)	(7,679)
EUR	9,950	08/11/19	(0.238)%(A)	3 Month EURIBOR(2)(Q)	1,544	8,346	6,802
EUR	624	09/08/19	(0.195)%(A)	6 Month EURIBOR(2)(S)	—	681	681
EUR	1,165	05/11/22	0.156%(A)	6 Month EURIBOR(1)(S)	(1,093)	(2,566)	(1,473)
EUR	500	09/08/22	0.140%(A)	6 Month EURIBOR(1)(S)	—	640	640

See Notes to Financial Statements.

42

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
EUR	960	05/11/23	0.390%(A)	6 Month EURIBOR(1)(S)	$(2,371)	$(7,494)	$(5,123)
EUR	390	05/15/23	0.221%(A)	6 Month EURIBOR(2)(S)	—	(1,066)	(1,066)
EUR	500	05/15/23	0.266%(A)	6 Month EURIBOR(2)(S)	—	(170)	(170)
EUR	510	08/15/23	0.390%(A)	6 Month EURIBOR(2)(S)	(678)	1,539	2,217
EUR	127	09/08/27	0.770%(A)	6 Month EURIBOR(2)(S)	—	(695)	(695)
EUR	1,335	06/28/32	0.785%(A)	6 Month EURIBOR(2)(S)	(89,832)	(82,169)	7,663
EUR	160	10/04/32	2.000%(A)	1 Day EONIA(2)(A)	—	934	934
EUR	160	10/04/32	2.080%(A)	3 Month EURIBOR(1)(Q)	—	(1,023)	(1,023)
EUR	305	10/30/32	1.302%(A)	6 Month EURIBOR(2)(S)	—	2,478	2,478
EUR	50	05/11/33	1.000%(A)	6 Month EURIBOR(2)(S)	(2,308)	(1,872)	436
EUR	550	08/24/37	1.960%(A)	1 Day EONIA(2)(A)	—	2,693	2,693
EUR	550	08/24/37	2.033%(A)	3 Month EURIBOR(1)(Q)	(137)	(3,377)	(3,240)
EUR	170	10/25/37	2.085%(A)	3 Month EURIBOR(2)(Q)	—	1,363	1,363
EUR	170	10/25/37	2.114%(A)	6 Month EURIBOR(1)(S)	—	(1,226)	(1,226)
EUR	45	12/05/47	1.442%(A)	6 Month EURIBOR(1)(S)	—	99	99
EUR	160	01/26/48	1.853%(A)	3 Month EURIBOR(2)(Q)	—	1,355	1,355
EUR	160	01/26/48	1.863%(A)	6 Month EURIBOR(1)(S)	—	(1,180)	(1,180)
EUR	100	03/19/48	1.650%(A)	3 Month EURIBOR(2)(Q)	—	(26)	(26)
EUR	100	03/19/48	1.658%(A)	6 Month EURIBOR(1)(S)	—	78	78
GBP	280	10/24/23	1.365%(S)	6 Month GBP LIBOR(1)(S)	111	204	93
GBP	320	02/27/32	1.374%(S)	6 Month GBP LIBOR(2)(S)	(1,845)	(14,370)	(12,525)
GBP	125	05/08/32	1.323%(S)	6 Month GBP LIBOR(2)(S)	(4,423)	(6,476)	(2,053)

See Notes to Financial Statements.

PGIM International Bond Fund	43

Schedule of Investments (continued)

as of October 31, 2018

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
GBP	40	10/30/32	1.633%(S)	6 Month GBP LIBOR(2)(S)	$730	$(293)	$(1,023)
GBP	165	12/13/46	1.615%(S)	6 Month GBP LIBOR(1)(S)	(8,280)	3,855	12,135
GBP	25	10/30/47	1.680%(S)	6 Month GBP LIBOR(1)(S)	(920)	194	1,114
HUF	177,300	07/02/20	1.065%(A)	6 Month BUBOR(2)(S)	(301)	2,208	2,509
HUF	95,000	01/12/27	4.150%(A)	6 Month BUBOR(2)(S)	—	4,306	4,306
HUF	99,345	06/12/28	3.750%(A)	6 Month BUBOR(2)(S)	—	(5,933)	(5,933)
INR	7,000	12/05/22	6.550%(S)	1 Day MIBOR(2)(S)	(2)	(2,026)	(2,024)
INR	10,000	05/09/23	6.820%(S)	1 Day MIBOR(2)(S)	(28)	2,677	2,705
INR	6,000	05/16/23	7.020%(S)	1 Day MIBOR(2)(S)	(17)	(320)	(303)
JPY	27,000	01/04/23	0.115%(S)	6 Month JPY LIBOR(2)(S)	—	184	184
JPY	71,000	05/11/23	0.130%(S)	6 Month JPY LIBOR(1)(S)	(112)	(743)	(631)
JPY	301,250	12/20/24	0.126%(S)	6 Month JPY LIBOR(2)(S)	(6,292)	(6,212)	80
JPY	16,500	07/04/28	0.282%(S)	6 Month JPY LIBOR(2)(S)	—	(474)	(474)
JPY	180,000	12/22/36	0.641%(S)	6 Month JPY LIBOR(2)(S)	—	(13,550)	(13,550)
JPY	18,500	02/28/37	0.681%(S)	6 Month JPY LIBOR(2)(S)	—	(621)	(621)
JPY	95,000	07/26/37	0.676%(S)	6 Month JPY LIBOR(2)(S)	—	(5,797)	(5,797)
JPY	9,150	01/04/38	0.757%(S)	6 Month JPY LIBOR(2)(S)	—	462	462
JPY	45,000	12/22/41	0.731%(S)	6 Month JPY LIBOR(2)(S)	—	(9,162)	(9,162)
JPY	6,200	04/07/42	0.803%(S)	6 Month JPY LIBOR(2)(S)	—	(602)	(602)
JPY	7,400	07/04/43	0.763%(S)	6 Month JPY LIBOR(2)(S)	—	(1,620)	(1,620)
JPY	25,000	11/24/47	0.888%(S)	6 Month JPY LIBOR(2)(S)	—	(2,852)	(2,852)
MXN	2,080	06/11/27	7.210%(M)	28 Day Mexican Interbank Rate(2)(M)	506	(11,348)	(11,854)

See Notes to Financial Statements.

44

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
MXN	4,000	06/30/28	8.065%(M)	28 Day Mexican Interbank Rate(2)(M)	$—	$(13,253)	$(13,253)
NOK	12,900	05/23/23	1.895%(A)	6 Month NIBOR(2)(S)	613	3,324	2,711
NZD	300	05/01/20	3.628%(S)	3 Month BBR(2)(Q)	8,462	7,474	(988)
NZD	1,100	07/18/23	2.513%(S)	3 Month BBR(1)(Q)	(5,935)	(8,095)	(2,160)
NZD	470	01/10/27	3.420%(S)	3 Month BBR(2)(Q)	—	19,639	19,639
PLN	700	06/13/22	2.220%(A)	6 Month WIBOR(2)(S)	57	(330)	(387)
PLN	200	05/24/23	2.520%(A)	6 Month WIBOR(2)(S)	—	330	330
PLN	1,120	08/24/23	2.390%(A)	6 Month WIBOR(2)(S)	—	(962)	(962)
PLN	1,000	01/10/27	3.030%(A)	6 Month WIBOR(2)(S)	—	10,561	10,561
PLN	620	06/12/28	3.070%(A)	6 Month WIBOR(1)(S)	—	(3,154)	(3,154)
SEK	12,900	09/12/23	0.497%(A)	3 Month STIBOR(2)(Q)	(4,780)	(3,620)	1,160
SEK	2,500	12/30/26	1.106%(A)	3 Month STIBOR(2)(Q)	—	3,795	3,795
SGD	380	05/21/23	2.030%(S)	6 Month SIBOR(1)(S)	—	3,056	3,056
SGD	200	05/21/28	2.436%(S)	6 Month SIBOR(2)(S)	—	(1,937)	(1,937)
	2,190	02/15/19	1.820%(T)	1 Day USOIS(1)(T)	—	3,779	3,779
	215	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(311)	1,497	1,808
	11,900	08/04/19	1.372%(A)	1 Day USOIS(1)(A)	(1,915)	120,506	122,421
	1,495	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	448	11,989	11,541
	3,885	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	10,938	36,118	25,180
	1,695	12/31/19	1.950%(A)	1 Day USOIS(1)(A)	618	12,526	11,908
	845	12/31/19	2.040%(A)	1 Day USOIS(1)(A)	8	4,930	4,922
	855	12/31/19	2.107%(A)	1 Day USOIS(1)(A)	(3)	3,634	3,637
	3,315	03/31/20	2.369%(A)	1 Day USOIS(1)(A)	—	9,589	9,589
	720	04/24/20	2.311%(A)	1 Day USOIS(1)(A)	—	2,387	2,387
	230	05/31/22	2.353%(A)	1 Day USOIS(1)(A)	—	2,775	2,775
	185	09/27/22	2.360%(A)	1 Day USOIS(1)(A)	2	2,829	2,827
	280	05/21/23	2.215%(S)	3 Month LIBOR(2)(Q)	—	(9,382)	(9,382)
	390	06/22/23	2.911%(S)	3 Month LIBOR(2)(Q)	(3,861)	(529)	3,332

See Notes to Financial Statements.

PGIM International Bond Fund	45

Schedule of Investments (continued)

as of October 31, 2018

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
	300	07/17/24	2.926%(S)	3 Month LIBOR(2)(Q)	$—	$(3,665)	$(3,665)
	500	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	26,150	26,150
	4,435	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	16,556	231,544	214,988
	490	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	895	25,432	24,537
	1,230	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	4,442	48,290	43,848
	1,185	02/28/25	2.454%(A)	1 Day USOIS(1)(A)	1,354	22,018	20,664
	480	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(319)	4,173	4,492
	830	07/31/25	2.802%(A)	1 Day USOIS(1)(A)	—	933	933
	1,190	07/31/25	3.105%(S)	3 Month LIBOR(1)(Q)	939	4,911	3,972
	589	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	31	2,276	2,245
	130	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	8,084	8,084
	150	05/21/28	2.421%(S)	3 Month LIBOR(1)(Q)	—	8,976	8,976
	70	10/04/42	2.527%(S)	3 Month LIBOR(2)(Q)	—	(9,305)	(9,305)
	60	10/04/47	2.536%(S)	3 Month LIBOR(1)(Q)	—	8,850	8,850
	65	07/17/49	2.914%(S)	3 Month LIBOR(1)(Q)	—	4,999	4,999
ZAR	3,800	09/23/22	7.430%(Q)	3 Month JIBAR(2)(Q)	—	(4,813)	(4,813)
ZAR	2,035	06/30/27	8.015%(Q)	3 Month JIBAR(2)(Q)	(13)	(4,649)	(4,636)
ZAR	1,700	11/07/27	8.360%(Q)	3 Month JIBAR(2)(Q)	(34)	(1,431)	(1,397)
ZAR	3,500	07/16/28	8.170%(Q)	3 Month JIBAR(2)(Q)	6	(7,458)	(7,464)

					$(99,812)	$414,273	$514,085

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Interest Rate Swap Agreements:
AED	1,700	04/05/21	3.005%(A)	3 Month EIBOR(1)(Q)	$(2,721)	$—	$(2,721)	BNP Paribas
CLP	85,000	11/15/27	4.130%(S)	1 Day CLOIS(2)(S)	(1,919)	—	(1,919)	Morgan Stanley
CLP	55,000	12/20/27	4.260%(S)	1 Day CLOIS(2)(S)	(386)	—	(386)	Morgan Stanley

See Notes to Financial Statements.

46

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Interest Rate Swap Agreements (cont’d.):
CLP	19,100	01/23/28	4.245%(S)	1 Day CLOIS(2)(S)	$(86)	$—	$(86)	Morgan Stanley
CLP	33,000	01/26/28	4.210%(S)	1 Day CLOIS(2)(S)	(293)	—	(293)	Morgan Stanley
CLP	23,000	05/17/28	4.270%(S)	1 Day CLOIS(2)(S)	20	—	20	Citibank NA
CNH	800	08/15/23	3.115%(Q)	7 Day China Fixing Repo Rates(2)(Q)	176	(2)	178	UBS AG
COP	123,000	01/23/28	6.035%(Q)	1 Day COOIS(2)(Q)	(1,113)	—	(1,113)	Morgan Stanley
COP	336,000	01/26/28	6.000%(Q)	1 Day COOIS(2)(Q)	(3,271)	—	(3,271)	Morgan Stanley
COP	263,000	02/01/28	6.020%(Q)	1 Day COOIS(2)(Q)	(2,130)	—	(2,130)	Morgan Stanley
COP	350,000	05/17/28	5.990%(Q)	1 Day COOIS(2)(Q)	(3,513)	—	(3,513)	Citibank NA
ILS	1,150	01/12/27	1.975%(A)	3 Month TELBOR(2)(Q)	3,653	—	3,653	Citibank NA
ILS	390	07/16/28	2.045%(A)	3 Month TELBOR(2)(Q)	(1,171)	—	(1,171)	JPMorgan Chase
KRW	850,000	01/06/27	1.800%(Q)	3 Month KWCDC(2)(Q)	(13,143)	(19)	(13,124)	Citibank NA
SAR	1,700	04/05/21	3.020%(A)	3 Month SAIBOR(2)(Q)	2,645	—	2,645	BNP Paribas
SAR	950	11/08/22	3.090%(A)	3 Month SAIBOR(1)(Q)	(1,006)	—	(1,006)	BNP Paribas
SAR	730	04/05/25	3.480%(A)	3 Month SAIBOR(1)(Q)	260	—	260	BNP Paribas
THB	20,000	08/08/20	1.840%(S)	6 Month BIBOR(2)(S)	1,415	—	1,415	Citibank NA
ZAR	3,300	09/22/42	8.020%(Q)	3 Month JIBAR(2)(Q)	(19,430)	(33)	(19,397)	Deutsche Bank AG
ZAR	3,100	09/22/47	7.890%(Q)	3 Month JIBAR(1)(Q)	19,278	26	19,252	Deutsche Bank AG

					$(22,735)	$(28)	$(22,707)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.
(3)	The Fund pays the floating rate of 3 Month CHF LIBOR plus 1.75bps quarterly and receives the floating rate of 6 Month CHF LIBOR semiannually.

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Rate and Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Rate Agreements	$—	$—	$3,861	$(5,190)
OTC Swap Agreements	$36,355	$(142,245)	$104,143	$(70,219)

See Notes to Financial Statements.

PGIM International Bond Fund	47

Schedule of Investments (continued)

as of October 31, 2018

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets	$—	$719,773
JPMorgan Securities	340,623	—

Total	$340,623	$719,773

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Cayman Islands	$—	$250,347	$—
Ireland	—	849,491	—
Netherlands	—	1,415,658	—
United States	—	201,019	—
Corporate Bonds
Australia	—	117,760	—
China	—	344,776	—
Germany	—	736,768	—
Ireland	—	117,456	—
Italy	—	233,844	—
Kazakhstan	—	51,637	—
Mexico	—	437,200	—
Netherlands	—	387,078	—
Russia	—	117,325	—
Spain	—	118,606	—
Supranational Bank	—	125,388	—
United Kingdom	—	1,141,515	—
United States	—	2,191,995	—
Residential Mortgage-Backed Securities
Bermuda	—	167,871	—
United Kingdom	—	635,485	—
United States	—	168,683	—

See Notes to Financial Statements.

48

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Sovereign Bonds
Argentina	$—	$618,616	$—
Belgium	—	779,662	—
Brazil	—	361,704	—
Bulgaria	—	138,069	—
Canada	—	184,703	—
Colombia	—	509,690	—
Croatia	—	227,480	—
Cyprus	—	627,809	—
France	—	539,320	—
Greece	—	1,033,010	—
Indonesia	—	402,914	—
Ireland	—	192,385	—
Israel	—	114,741	—
Italy	—	2,040,402	—
Japan	—	69,077	—
Lithuania	—	211,705	—
Mexico	—	210,294	—
Peru	—	268,036	—
Portugal	—	922,139	—
Romania	—	218,430	—
Senegal	—	105,574	—
South Korea	—	215,447	132,180
Spain	—	2,014,979	—
Turkey	—	184,999	—
United Kingdom	—	1,404,435	—
U.S. Government Agency Obligation	—	16,414	—
U.S. Treasury Obligation	—	59,688	—
Affiliated Mutual Fund	2,346,703	—	—
Options Purchased	—	109,677	—
Options Written	—	(102,750)	(93)
Other Financial Instruments*
Futures Contracts	(162,157)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	223,899	—
OTC Cross Currency Exchange Contracts	—	6,499	—
Centrally Cleared Credit Default Swap Agreements	—	7,563	—
OTC Credit Default Swap Agreements	—	(49,231)	—
OTC Forward Rate Agreements	—	—	(1,329)
Centrally Cleared Inflation Swap Agreements	—	(5,593)	—
Centrally Cleared Interest Rate Swap Agreements	—	514,085	—
OTC Interest Rate Swap Agreements	—	(22,735)	—

Total	$2,184,546	$24,163,038	$130,758

See Notes to Financial Statements.

PGIM International Bond Fund	49

Schedule of Investments (continued)

as of October 31, 2018

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities— Collateralized Loan Obligations	Sovereign Bonds	Options Written	Forward Rate Agreements
Balance as of 10/31/17	$582,425	$139,604	$—	$—
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)	—	(6,413)	331	(1,329)
Purchases/Exchanges/Issuances	—	—	(424)	—
Sales/Paydowns	—	—	—	—
Accrued discount/premium	—	(1,011)	—	—
Transfers into of Level 3	—	—	—	—
Transfers out of Level 3	(582,425)	—	—	—

Balance as of 10/31/18	$—	$132,180	$(93)	$(1,329)

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$(6,413)	$331	$(1,329)

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of October 31, 2018	Valuation Methodology	Unobservable Inputs
Sovereign Bonds	$132,180	Evaluated Bid	Comparable Security Data
Options Written	(93)	Market Approach	Single Broker Indicative Quote
OTC Forward Rate Agreements	(1,329)	Model Pricing	Forward Rate Volatility & Convexity Adjustment

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Asset-Backed Securities
Collateralized Loan Obligations	$582,425	L3 to L2	Cost to Evaluated Bid

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2018 were as follows (unaudited):

Sovereign Bonds	50.6%
Collateralized Loan Obligations	9.2
Affiliated Mutual Fund	8.7
Residential Mortgage-Backed Securities	3.6%
Banks	2.3
Insurance	2.3

See Notes to Financial Statements.

50

Industry Classification (cont’d):

Media	2.1%
Oil & Gas	2.0
Healthcare-Products	1.6
Entertainment	1.5
Auto Parts & Equipment	1.3
Retail	1.0
Electric	0.9
Software	0.8
Foods	0.8
Auto Manufacturers	0.6
Packaging & Containers	0.5
Multi-National	0.5
Real Estate Investment Trusts (REITs)	0.5
Healthcare-Services	0.5
Commercial Services	0.4
Forest Products & Paper	0.4
Electrical Components & Equipment	0.4
Telecommunications	0.4
Electronics	0.4
Household Products/Wares	0.4%
Chemicals	0.4
Pharmaceuticals	0.4
Options Purchased	0.4
Consumer Loans	0.4
Automobiles	0.4
U.S. Treasury Obligation	0.2
Transportation	0.2
U.S. Government Agency Obligation	0.0 *

96.1
Options Written	(0.4)
Other assets in excess of liabilities	4.3

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker—variation margin swaps	$8,090	*	Due from/to broker—variation margin swaps	$527	*
Credit contracts	Premiums paid for OTC swap agreements	36,329		Premiums received for OTC swap agreements	142,191
Credit contracts	Unaffiliated investments	1,590		Options written outstanding, at value	2,851
Credit contracts	Unrealized appreciation on OTC swap agreements	76,720		Unrealized depreciation on OTC swap agreements	20,089
Foreign exchange contracts	Unaffiliated investments	96,019		Options written outstanding, at value	96,020

See Notes to Financial Statements.

PGIM International Bond Fund	51

Schedule of Investments (continued)

as of October 31, 2018

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	$39,691		Unrealized depreciation on OTC cross currency exchange contracts	$33,192
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	358,910		Unrealized depreciation on OTC forward foreign currency exchange contracts	135,011
Interest rate contracts	Due from/to broker—variation margin futures	16,211	*	Due from/to broker—variation margin futures	178,368	*
Interest rate contracts	Due from/to broker—variation margin swaps	731,761	*	Due from/to broker—variation margin swaps	223,269	*
Interest rate contracts	Premiums paid for OTC swap agreements	26		Premiums received for OTC swap agreements	54
Interest rate contracts	Unaffiliated investments	12,068		Options written outstanding, at value	3,972
Interest rate contracts	Unrealized appreciation on OTC forward rate agreements	3,861		Unrealized depreciation on OTC forward rate agreements	5,190
Interest rate contracts	Unrealized appreciation on OTC swap agreements	27,423		Unrealized depreciation on OTC swap agreements	50,130

		$1,408,699			$890,864

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$(20,883)	$33,825	$—	$—	$75,939
Foreign exchange contracts	(24,163)	39,169	—	1,049,098	—
Interest rate contracts	(6,613)	7,778	(401,384)	—	111,258

Total	$(51,659)	$80,772	$(401,384)	$1,049,098	$187,197

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

See Notes to Financial Statements.

52

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Forward Rate Agreements	Swaps
Credit contracts	$8,398	$4,028	$—	$—	$—	$22,073
Foreign exchange contracts	68,814	(85,372)	—	(32,498)	—	—
Interest rate contracts	8,568	(4,237)	(165,027)	—	(1,329)	394,512

Total	$85,780	$(85,581)	$(165,027)	$(32,498)	$(1,329)	$416,585

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended October 31, 2018, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$65,362	$24,108,858	$19,734,181	$20,380,678	$7,831,735

Forward Foreign Currency Exchange Contracts— Sold(3)	Cross Currency Exchange Contracts(4)	Forward Rate Agreements(2)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$31,490,818	$813,208	$220,000	$91,577,745	$1,974,227

Credit Default Swap Agreements— Sell Protection(2)	Currency Swap Agreements(2)	Inflation Swap Agreements(2)
$5,338,712	$195,600	$1,692,166

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

See Notes to Financial Statements.

PGIM International Bond Fund	53

Schedule of Investments (continued)

as of October 31, 2018

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America	$60,442	$(29,672)	$30,770	$—	$30,770
Barclays Bank PLC	58,928	(27,387)	31,541	—	31,541
BNP Paribas	79,053	(124,946)	(45,893)	—	(45,893)
Citibank NA	176,929	(153,075)	23,854	—	23,854
Citigroup Global Markets	3,861	(5,190)	(1,329)	—	(1,329)
Deutsche Bank AG	27,789	(23,364)	4,425	—	4,425
Goldman Sachs International	26,099	(20,364)	5,735	—	5,735
Hong Kong & Shanghai Bank	2,230	(3,959)	(1,729)	—	(1,729)
JPMorgan Chase	35,481	(31,063)	4,418	—	4,418
JPMorgan Securities	2,823	(1,136)	1,687	—	1,687
Morgan Stanley	34,052	(45,232)	(11,180)	—	(11,180)
Toronto Dominion	24,536	(4,628)	19,908	—	19,908
UBS AG	120,414	(18,684)	101,730	—	101,730

	$652,637	$(488,700)	$163,937	$—	$163,937

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

54

Statement of Assets & Liabilities
as of October 31, 2018

Assets
Investments at value:
Unaffiliated investments (cost $23,503,724)	$23,723,481
Affiliated investments (cost $2,346,703)	2,346,703
Cash	672
Foreign currency, at value (cost $448,727)	443,569
Unrealized appreciation on OTC forward foreign currency exchange contracts	358,910
Deposit with broker for centrally cleared/exchange-traded derivatives	340,623
Dividends and interest receivable	257,464
Unrealized appreciation on OTC swap agreements	104,143
Due from Manager	40,161
Unrealized appreciation on OTC cross currency exchange contracts	39,691
Premiums paid for OTC swap agreements	36,355
Due from broker—variation margin swaps	16,328
Receivable for Fund shares sold	5,136
Unrealized appreciation on OTC forward rate agreements	3,861
Prepaid expenses	844

Total Assets	27,717,941

Liabilities
Premiums received for OTC swap agreements	142,245
Unrealized depreciation on OTC forward foreign currency exchange contracts	135,011
Options written outstanding, at value (proceeds received $34,624)	102,843
Unrealized depreciation on OTC swap agreements	70,219
Due to broker—variation margin futures	41,509
Custodian and accounting fees payable	38,995
Unrealized depreciation on OTC cross currency exchange contracts	33,192
Accrued expenses and other liabilities	18,992
Unrealized depreciation on OTC forward rate agreements	5,190
Payable for Fund shares reacquired	218
Affiliated transfer agent fee payable	82
Distribution fee payable	34

Total Liabilities	588,530

Net Assets	$27,129,411

Net assets were comprised of:
Shares of beneficial interest, at par	$2,653
Paid-in capital in excess of par	25,597,118
Total distributable earnings (loss)	1,529,640

Net assets, October 31, 2018	$27,129,411

See Notes to Financial Statements.

PGIM International Bond Fund	55

Statement of Assets & Liabilities

as of October 31, 2018

Class A
Net asset value and redemption price per share,
($103,168 ÷ 10,091 shares of beneficial interest issued and outstanding)	$10.22
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price to public	$10.70

Class C
Net asset value, offering price and redemption price per share,
($15,672 ÷ 1,534 shares of beneficial interest issued and outstanding)	$10.22

Class Z
Net asset value, offering price and redemption price per share,
($160,178 ÷ 15,660 shares of beneficial interest issued and outstanding)	$10.23

Class R6
Net asset value, offering price and redemption price per share,
($26,850,393 ÷ 2,625,871 shares of beneficial interest issued and outstanding)	$10.23

See Notes to Financial Statements.

56

Statement of Operations

Year Ended October 31, 2018

Net Investment Income (Loss)
Income
Interest income	$554,887
Affiliated dividend income	21,722

Total income	576,609

Expenses
Management fee	135,526
Distribution fee(a)	372
Custodian and accounting fees	133,807
Registration fees(a)	61,048
Audit fee	50,500
Shareholders’ reports	38,260
Legal fees and expenses	19,391
Trustees’ fees	12,543
Transfer agent’s fees and expenses (including affiliated expense of $304)(a)	434
Miscellaneous	15,400

Total expenses	467,281
Less: Fee waiver and/or expense reimbursement(a)	(266,329)

Net expenses	200,952

Net investment income (loss)	375,657

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	109,659
Futures transactions	(401,384)
Forward and cross currency contract transactions	1,049,098
Options written transactions	80,772
Swap agreement transactions	187,197
Foreign currency transactions	690,022

1,715,364

Net change in unrealized appreciation (depreciation) on:
Investments	(2,006,005)
Futures	(165,027)
Forward rate agreements	(1,329)
Forward and cross currency contracts	(32,498)
Options written	(85,581)
Swap agreements	416,585
Foreign currencies	(21,456)

(1,895,311)

Net gain (loss) on investment and foreign currency transactions	(179,947)

Net Increase (Decrease) In Net Assets Resulting From Operations	$195,710

See Notes to Financial Statements.

PGIM International Bond Fund	57

Statement of Operations

Year Ended October 31, 2018

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	247	125	—	—
Registration fees	15,262	15,262	15,262	15,262
Transfer agent’s fees and expenses	231	55	109	39
Fee waiver and/or expense reimbursement	(16,243)	(15,408)	(16,446)	(218,232)

See Notes to Financial Statements.

58

Statements of Changes in Net Assets

	Year Ended October 31, 2018		December 14, 2016** through October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$375,657	$233,253
Net realized gain (loss) on investment and foreign currency transactions		1,715,364	(1,223,741)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies		(1,895,311)	2,649,158

Net increase (decrease) in net assets resulting from operations		195,710	1,658,670

Dividends and Distributions
Distributions from distributable earnings*
Class A		(2,519)	—
Class C		(231)	—
Class Z		(4,071)	—
Class R6		(746,248)	—

		(753,069)	—

Tax return of capital distributions
Class A		—	(771)
Class C		—	(130)
Class Z		—	(223)
Class R6		—	(553,162)

		—	(554,286)

Fund share transactions
Net proceeds from shares sold		176,212	25,119,515
Net asset value of shares issued in reinvestment of dividends and distributions		753,071	554,265
Cost of shares reacquired		(9,576)	(11,101)

Net increase (decrease) in net assets from Fund share transactions		919,707	25,662,679

Total increase (decrease)		362,348	26,767,063

Net Assets:
Beginning of period		26,767,063	—

End of period(a)		$27,129,411	$26,767,063

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$(318,233)

*	For the year ended October 31, 2018, the Fund has adopted amendments to Regulation S-X (refer to Note 9).
**	Commencement of operations.

See Notes to Financial Statements.

PGIM International Bond Fund	59

Notes to Financial Statements

Prudential Investment Portfolios 9 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware business trust on September 18, 1998. The Trust currently consists of five funds: PGIM Absolute Return Bond Fund and PGIM QMA Large-Cap Core Equity Fund, each of which are diversified funds and PGIM International Bond Fund, PGIM Select Real Estate Fund and PGIM Real Estate Income Fund, each of which are non-diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM International Bond Fund (the “Fund”). Effective June 11, 2018, the names of the Fund and the other funds which comprise the Trust were changed by replacing “Prudential” with “PGIM” and each funds’ Class Q shares were renamed Class R6 shares.

The investment objective of the Fund is to seek total return, made up of current income and capital appreciation.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, a Valuation Committee has been established as two persons, being one or more officers of the Trust, including: the Trust’s Treasurer (or the Treasurer’s direct reports); and the Trust’s Chief or Deputy Chief Compliance Officer (or Vice-President-level direct reports of the Chief or Deputy Chief Compliance Officer). Under the current valuation procedures, the Valuation Committee of the Board is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

60

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate

PGIM International Bond Fund	61

Notes to Financial Statements (continued)

swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

62

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use

PGIM International Bond Fund	63

Notes to Financial Statements (continued)

options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in

64

the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Fund entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements: The Fund may enter into credit default, interest rate and other types of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed-rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

PGIM International Bond Fund	65

Notes to Financial Statements (continued)

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of

66

period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of the Fund, is a party to International Swaps and Derivatives

Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a

PGIM International Bond Fund	67

Notes to Financial Statements (continued)

specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2018, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

68

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

PGIM International Bond Fund	69

Notes to Financial Statements (continued)

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.500% of the Fund’s average daily net assets up to $2 billion and 0.485% of such assets in excess of $2 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.500% for the year ended October 31, 2018.

PGIM Investments has contractually agreed, through February 28, 2019, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.99% of average daily net assets for Class A shares, 1.74% of average daily net assets for Class C shares, 0.74% of average daily net assets for Class Z shares, and 0.74% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Effective November 1, 2018 this waiver agreement was extended through February 29, 2020.

Where applicable, PGIM Investments voluntarily agreed through October 31, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Effective November 1, 2018 this voluntary agreement became part of the Fund’s contractual waiver agreement through February 29, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such wavier/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively.

70

PIMS has advised the Fund that it has not received front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2018. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2018, it has not received any contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended October 31, 2018, no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2018, were $8,455,562 and $9,048,265, respectively.

A summary of the cost of purchases and proceeds from sales of shares of an affiliated mutual fund for the year ended October 31, 2018, is presented as follows:

PGIM International Bond Fund	71

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$212,885	$9,181,405	$7,047,587	$—	$—	$2,346,703	2,346,703	$21,722

*	The Fund did not have any capital gain distributions during the reporting period.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended October 31, 2018, the tax character of dividends paid by the Fund was $753,069 of ordinary income. For the period ended October 31, 2017, the tax character of dividends paid by the Fund was $554,286 of tax return of capital.

As of October 31, 2018, the accumulated undistributed earnings on a tax basis was $1,701,354 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$26,239,847	$1,409,090	$(1,170,595)	$238,495

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales, straddles, premium on bonds and other cost basis differences between financial and tax accounting.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2018 of approximately $410,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s

72

federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $0.001 par value per share, divided into four classes, designated Class A, Class C, Class Z and Class R6.

As of October 31, 2018, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 1,045 Class A shares, 1,031 Class C shares, 1,051 Class Z shares and 2,625,871 Class R6 shares of the Fund. At reporting period end, one shareholder of record held 99% of the Fund’s outstanding shares on behalf of multiple beneficial owners, of which 99% were held by an affiliate of Prudential.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	1,269	$13,169
Shares issued in reinvestment of dividends and distributions	243	2,520
Shares reacquired	(188)	(1,949)

Net increase (decrease) in shares outstanding	1,324	$13,740

Period ended October 31, 2017*:
Shares sold	8,745	$89,467
Shares issued in reinvestment of dividends and distributions	74	771
Shares reacquired	(52)	(546)

Net increase (decrease) in shares outstanding	8,767	$89,692

PGIM International Bond Fund	73

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	1,253	$12,940
Shares issued in reinvestment of dividends and distributions	22	223
Shares reacquired	(754)	(7,627)

Net increase (decrease) in shares outstanding	521	$5,536

Period ended October 31, 2017*:
Shares sold	1,000	$10,000
Shares issued in reinvestment of dividends and distributions	13	130

Net increase (decrease) in shares outstanding	1,013	$10,130

Class Z
Year ended October 31, 2018:
Shares sold	14,241	$150,103
Shares issued in reinvestment of dividends and distributions	393	4,071

Net increase (decrease) in shares outstanding	14,634	$154,174

Period ended October 31, 2017*:
Shares sold	1,005	$10,048
Shares issued in reinvestment of dividends and distributions	21	223

Net increase (decrease) in shares outstanding	1,026	$10,271

Class R6
Year ended October 31, 2018:
Shares issued in reinvestment of dividends and distributions	71,921	$746,257

Net increase (decrease) in shares outstanding	71,921	$746,257

Period ended October 31, 2017*:
Shares sold	2,501,000	$25,010,000
Shares issued in reinvestment of dividends and distributions	53,965	553,141
Shares reacquired†	(1,015)	(10,555)

Net increase (decrease) in shares outstanding	2,553,950	$25,552,586

*	Commencement of operations was December 14, 2016.
†	Includes affiliated redemptions of 1,015 Class R6 shares with a value of $10,555.

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid

74

monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the reporting period ended October 31, 2018.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

PGIM International Bond Fund	75

Notes to Financial Statements (continued)

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk. The Fund may face a heightened level of interest rate risk as a result of the US Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Non-diversification Risk: The Fund is non-diversified, meaning that the Fund may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed

76

the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. All of these have been reflected in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

PGIM International Bond Fund	77

Financial Highlights

Class A Shares
	Year Ended October 31, 2018	December 14, 2016(a) through October 31, 2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.44	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.08)	0.57
Total from investment operations	0.04	0.64
Less Dividends and Distributions:
Dividends from net investment income	(0.26)	-
Tax return of capital distributions	-	(0.20)
Total dividends and distributions	(0.26)	(0.20)
Net asset value, end of period	$10.22	$10.44
Total Return(c):	0.40%	6.42%
Ratios/Supplemental Data:
Net assets, end of period (000)	$103	$91
Average net assets (000)	$99	$38
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.99%	0.99%	(e)
Expenses before waivers and/or expense reimbursement	17.44% (f)	3.39%	(e)
Net investment income (loss)	1.14%	0.85%	(e)
Portfolio turnover rate(g)	35%	66%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

78

Class C Shares
	Year Ended October 31, 2018	December 14, 2016(a) through October 31, 2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.44	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04	-
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.07)	0.57
Total from investment operations	(0.03)	0.57
Less Dividends and Distributions:
Dividends from net investment income	(0.19)	-
Tax return of capital distributions	-	(0.13)
Total dividends and distributions	(0.19)	(0.13)
Net asset value, end of period	$10.22	$10.44
Total Return(c):	(0.34)%	5.73%
Ratios/Supplemental Data:
Net assets, end of period (000)	$16	$11
Average net assets (000)	$13	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.74%	1.74%(e)
Expenses before waivers and/or expense reimbursement	124.78% (f)	3.26%(e)
Net investment income (loss)	0.41%	0.06%(e)
Portfolio turnover rate(g)	35%	66%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM International Bond Fund	79

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31, 2018	December 14, 2016(a) through October 31, 2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.44	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.07)	0.57
Total from investment operations	0.08	0.66
Less Dividends and Distributions:
Dividends from net investment income	(0.29)	-
Tax return of capital distributions	-	(0.22)
Total dividends and distributions	(0.29)	(0.22)
Net asset value, end of period	$10.23	$10.44
Total Return(c):	0.75%	6.67%
Ratios/Supplemental Data:
Net assets, end of period (000)	$160	$11
Average net assets (000)	$140	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.74%	0.74%	(e)
Expenses before waivers and/or expense reimbursement	12.47% (f)	2.24%	(e)
Net investment income (loss)	1.43%	1.09%	(e)
Portfolio turnover rate(g)	35%	66%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

80

Class R6 Shares
	Year Ended October 31, 2018	December 14, 2016(a) through October 31, 2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.44	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.06)	0.57
Total from investment operations	0.08	0.66
Less Dividends and Distributions:
Dividends from net investment income	(0.29)	-
Tax return of capital distributions	-	(0.22)
Total dividends and distributions	(0.29)	(0.22)
Net asset value, end of period	$10.23	$10.44
Total Return(c):	0.75%	6.65%
Ratios/Supplemental Data:
Net assets, end of period (000)	$26,850	$26,654
Average net assets (000)	$26,854	$25,767
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.74%	0.74%	(e)
Expenses before waivers and/or expense reimbursement	1.55% (f)	1.99%	(e)
Net investment income (loss)	1.39%	1.07%	(e)
Portfolio turnover rate(g)	35%	66%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM International Bond Fund	81

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 9:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM International Bond Fund (formerly Prudential International Bond Fund) (the “Fund”), a series of Prudential Investment Portfolios 9, including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for the year ended October 31, 2018 and the period from December 14, 2016 (commencement of operations) through October 31, 2017, and the related notes (collectively, the financial statements) and the financial highlights for the year or period indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for the year ended October 31, 2018 and the period from December 14, 2016 (commencement of operations) through October 31, 2017, and the financial highlights for the year or period indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

December 17, 2018

82

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 93	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (66) Board Member Portfolios Overseen: 93	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (66) Board Member Portfolios Overseen: 93	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

PGIM International Bond Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (58) Board Member Portfolios Overseen: 92	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (62) Board Member & Independent Chair Portfolios Overseen: 93	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 92	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company); Independent Director, Kabbage, Inc. (since July 2018) (financial services).	Since September 2017

Michael S. Hyland, CFA (73) Board Member Portfolios Overseen: 93	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Richard A. Redeker (75) Board Member Portfolios Overseen: 93	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

PGIM International Bond Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Brian K. Reid (56)# Board Member Portfolios Overseen: 92	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

#	Mr. Reid joined the Board effective as of March 1, 2018.

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (56) Board Member & President Portfolios Overseen: 93	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgiminvestments.com

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen:93	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Grace C. Torres* (59) Board Member Portfolios Overseen: 92	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

PGIM International Bond Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French (56) Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Visit our website at pgiminvestments.com

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (44) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

Brian D. Nee (52) Treasurer and Principal Financial and Accounting Officer	Vice President and Head of Finance of PGIM Investments LLC (since August 2015) and PGIM Global Partners (since February 2017); formerly, Vice President, Treasurer’s Department of Prudential (September 2007-August 2015).	Since July 2018

Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

PGIM International Bond Fund

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at pgiminvestments.com

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM International Bond Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreements with each of PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit and PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7, 2018 and on June 19-21, 2018 and approved the renewal of the agreements through July 31, 2019, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM and PGIML. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board

PGIM International Bond Fund

[1]	PGIM International Bond Fund is a series of Prudential Investment Portfolios 9.

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7, 2018 and on June 19-21, 2018.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between each of PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, and PGIML, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information

Visit our website at pgiminvestments.com

pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income and PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM International Bond Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2017. The Board considered that the Fund commenced operations on December 14, 2016 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal period ended October 31, 2017. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also may have provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed

Visit our website at pgiminvestments.com

the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Gross Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period.
•	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadviser should have more time to develop that record.
•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s annual operating expenses at 0.99% for Class A shares, 1.74% for Class C shares, 0.74% for Class R6 shares, and 0.74% for Class Z shares through February 28, 2019.

•

The Board concluded that in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM International Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Brian D. Nee, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Andrew R. French, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM International Bond Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM INTERNATIONAL BOND FUND

SHARE CLASS	A	C	Z	R6*
NASDAQ	PXBAX	PXBCX	PXBZX	PXBQX
CUSIP	74441J738	74441J720	74441J696	74441J712

*Formerly	known as Class Q shares.

MF234E

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2018 and October 31, 2017, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $206,556 and $190,011 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2018 and October 31, 2017: none.

(c) Tax Fees

For the fiscal years ended October 31, 2018 and October 31, 2017: none.

(d) All Other Fees

For the fiscal years ended October 31, 2018 and October 31, 2017: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➣	Annual Fund financial statement audits
➣	Seed audits (related to new product filings, as required)

➣	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➣	Accounting consultations
➣	Fund merger support services
➣	Agreed Upon Procedure Reports
➣	Attestation Reports
➣	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➣	Tax compliance services related to the filing or amendment of the following:
◾	Federal, state and local income tax compliance; and,
◾	Sales and use tax compliance
➣	Timely RIC qualification reviews
➣	Tax distribution analysis and planning
➣	Tax authority examination services
➣	Tax appeals support services
➣	Accounting methods studies
➣	Fund merger support services
➣	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➣        Bookkeeping or other services related to the accounting records or financial statements of the Fund

➣        Financial information systems design and implementation

➣        Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

➣        Actuarial services

➣        Internal audit outsourcing services

➣        Management functions or human resources

➣        Broker or dealer, investment adviser, or investment banking services

➣        Legal services and expert services unrelated to the audit

➣        Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2018 and October 31, 2017: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2018 and October 31, 2017 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 9

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	December 19, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 19, 2018

By:	/s/ Brian D. Nee
Brian D. Nee
Treasurer and Principal Financial and Accounting Officer

Date:	December 19, 2018